HARTFORD SELECT LEADERS
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
HARTFORD LIFE INSURANCE COMPANY
SEPARATE ACCOUNT THREE (EST. 6/22/94)
PO BOX 14293
LEXINGTON, KY 40512-4293
1-800-862-6668 (CONTRACT OWNERS)
1-800-862-7155 (REGISTERED REPRESENTATIVES)
www.thehartford.com/annuities

The variable annuity product(s) described in this prospectus are no longer for sale. In 2013, We announced that The Hartford would no longer be selling or issuing annuity products and part of the company’s long-term strategy is to reduce the liabilities associated with in-force annuity contracts. However, we continue to administer the in force annuity contracts. You should read the terms of your annuity contract, including any riders, as your contract contains the specific terms of the benefits, limitations, restrictions, costs and obligations regarding your annuity.
This prospectus describes Series II, Series IIR, Series III or Series IV of Hartford Select Leaders variable annuity. Series II Contracts were issued before January 30, 2004. Series IIR Contracts were issued after January 30, 2004, but before November 15, 2004. Series III Contracts were issued on or after November 15, 2004, but before May 2, 2005. Series IV Contracts are issued on or after May 2, 2005.
The differences between Series II/IIR Contracts, Series III Contracts, and Series IV Contracts are the fees, expenses, and death benefits.
This variable annuity prospectus describes a contract between each Owner and joint Owner (“you”) and Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company (“us,” “we” or “our”) where you agreed to make at least one Premium Payment to us and we agreed to make a series of Annuity Payouts at a later date. This is an individual, deferred, flexible-premium variable annuity. This Contract is a flexible premium, tax-deferred, variable annuity offered to both individuals and groups. It is:

✓	Flexible, because you may add Premium Payments at any time.

✓	Generally tax-deferred, which means you may not have to pay taxes until you take money out or until we start to make Annuity Payouts.

✓	Variable, because the value of your Contract will fluctuate with the performance of the underlying Funds.
You must allocate your Premium Payment to “Sub-Accounts.” The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products and certain other non-public investors (“Funds”). These are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund even though they may have similar investment strategies and the same portfolio managers as retail mutual funds. This Contract offers you Funds with investment strategies ranging from conservative to aggressive and you may pick those Funds that meet your investment goals and risk tolerance. The Funds described in this prospectus are part of the following portfolio companies: AIM Variable Insurance Funds, American Funds Insurance Series, Franklin Templeton Investments, MFS Investment Management, Morgan Stanley Select Dimensions Investment Series and The Universal Institutional Funds, Inc. The Funds are described in greater detail in Appendix I.
At the time you purchased your Contract you were able to allocate some or all of your Premium Payment to the Fixed Account, which pays an interest rate guaranteed for a certain time period from the time the Premium Payment is made. Amounts allocated to the Fixed Account are not segregated from our assets like the assets of the Separate Account. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
You should keep this prospectus for your records. The Statement of Additional Information contains more information about this Contract and, like this prospectus, is filed with the Securities and Exchange Commission (“SEC”). Although we file this prospectus and the Statement of Additional Information with the SEC, the SEC doesn’t approve or disapprove these securities or determine if the information in this prospectus is truthful or complete. Anyone who represents that the SEC does these things may be guilty of a criminal offense. This prospectus and the Statement of Additional Information can be obtained free of charge from us by calling 1-800-862-6668 or from the SEC’s website (http://www.sec.gov).
Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax adviser. This product is not intended to provide tax, accounting or legal advice. Please consult with your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, accounting or legal advice concerning your situation.

NOT INSURED BY FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

This Contract and its features may not be available for sale in all states. Please refer to the “State Variations” discussion in Section 7 for additional information about variations in fees and features based on specific state requirements.

PROSPECTUS DATED: MAY 1, 2015 STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2015

1. Highlights
Below is a summary of some important information about your variable annuity Contract.
a. Maximum Issue Age:
Subject to State variations (see Section 7), the Annuitant, Contract Owner or joint Contract Owner cannot be older than age 85 on the date your Contract is issued. For more information, see Sections 1(h) and 5(a). We, or any broker-dealer, investment adviser, financial adviser, Account Executive or selling firm (“Registered Representative”), may refuse to sell a Contract or any optional benefit to any person based on age and other relevant criteria. Optional benefits are also subject to separate maximum issue ages described in Section 1(e) below.
b. Is the Fixed Account available? ☑ Yes ☐ No [see Section 3]
c. Contingent Deferred Sales Charges:
There may be a variety of variable annuity products available for you to purchase from us. These products may range from contracts with no sales charges, front-end or Contingent Deferred Sales Charges, and contracts that offer Payment Enhancements (bonus feature). Other variations among our variable annuities include, among other things, different Mortality and Risk Charges, different investment options, the amount of the minimum initial investment, access to the Fixed Accumulation Feature and the amount of commissions paid to your Registered Representative. The form of Contract you select is specified in your Application. Not every variable annuity product is necessarily available from your Registered Representative.
This Contract is subject to a Contingent Deferred Sales Charge when you make a full or partial Surrender of your Contract, subject to certain exceptions. The percentage used to determine your Contingent Deferred Sales Charge is:

Year	1	2	3	4	5	6	7	8
Charge	7%	7%	7%	6%	5%	4%	3%	0%
For more information, see Sections 2, 5(b) and 7.
Nursing Home Sales Charge Waiver: Should the need arise for the Annuitant, Contract Owner or joint Contract Owner to enter a nursing home or hospital, you can access money from your Contract - with no Contingent Deferred Sales Charges - to help pay these expenses. Certain requirements must be met, including:

•	The benefit will only apply to Premium Payments made prior to the nursing home or hospital stay;

•	The nursing home or hospital stay must be prescribed by a physician; and

•	The stay in the nursing home or hospital must exceed 180 consecutive days.
See “State Variations” in Section 7 for more information.
Annual Withdrawal Amount: This is the amount you may withdraw annually without a Contingent Deferred Sales Charge.

•	Years 1-7: 10% of total Premium Payments per Contract year on a non-cumulative basis.

•	After Year 7: 100% of any earnings, and Premium Payments invested more than 7 years plus 10% of Premium Payments invested for less than 7 years.
While we provide several ways for you to access your money, not all of your Premiums may be easily accessible. For instance, if you are less than 59½ when you make a Surrender, you may have to pay a federal income tax penalty on the money you take out. Your Premiums are also subject to market risk based on the sub-account performance. See Section 1(h) for more information.
e. Contract Charges:

•	Mortality and Expense Risk Charge: 1.45% annually, charged daily from Sub-Account Value.

•	Administrative Charge: 0.05% (Series III and Series IV Contracts) or 0.15% (Series II and Series IIR Contracts) annually, charged daily from Sub-Account Value.

•	Annual Maintenance Fee: $30, waived for Contract Values of $50,000 and over on the Contract Anniversary or at full Surrender.

•	Premium Taxes: These are taxes paid to state or municipal authorities upon authorization and range from 0% to up to 3.5% of Premiums paid.
Charges and fees may have a significant impact on Contract Values and the investment performance of Sub-Accounts. This impact may be more significant with Contracts with lower Contract Values. See Section 5(b) for more information.

F. Optional Features Previously Available

Optional Feature	General Purpose
MAV/MAV Plus	Guaranteed Minimum Death Benefit that ratchets up based on performance
The Hartford’s Principal First*	Guaranteed Minimum Withdrawal Benefit with periodic step-up rights
The Hartford’s Principal First Preferred*	Guaranteed Minimum Withdrawal benefit
The Hartford’s Lifetime Income Builder Selects*	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with limited annual step-up rights
The Hartford’s Lifetime Income Builder Portfolios	Guaranteed Minimum Lifetime Withdrawal Benefit (aka Lifetime Withdrawal Feature) with full annual step-up rights
The Hartford’s Lifetime Income Builder II*	Guaranteed Minimum Lifetime Withdrawal Benefit with limited annual step-up rights

*	Closed to new investors
For The Hartford’s Lifetime Income Builder Selects, we reserve the right to limit the Funds into which you may allocate your Contract Value. For The Hartford’s Lifetime Income Builder Portfolios, your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds, or other investment vehicles established from time to time.
Partial Surrenders taken prior to the Lifetime Eligibility Date or in excess of the available Lifetime Benefit Payment will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for- dollar basis up to the amount of the Threshold/Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Threshold/Lifetime Benefit Payment.
Optional features are subject to restrictions that may limit or eliminate the availability of these benefits. Optional features selected will be identified on your contract. Not every optional feature may be available from your Financial Intermediary and may be subject to additional restrictions. For more information, see Section 5(d) and Appendix VI.
g. Annuity Payout Options: You must begin to take Annuity Payouts by the later of the Annuitant’s 90th birthday or the end of the 10th Contract Year. Your Annuity Payout Options are:

• Payments for a Period Certain	• Life Annuity with Payments for a Period Certain
• Life Annuity	• Joint and Last Survivor Annuity
• Life Annuity with a Cash Refund	• Joint and Last Survivor Annuity with Payments for a Period Certain
h. Death Benefits: A Death Benefit is the amount we will pay if the Annuitant, Contract Owner, or joint Contract Owner dies before we begin to make Annuity Payouts. All Death Benefits are calculated when we receive a certified death certificate or other legal document acceptable to us. The Death Benefit issued with your Contract is based on the age of the Annuitant, Contract Owner or joint Contract Owner on the date the Contract is issued. You may also choose to add an optional Death Benefit to your Contract for an additional charge. See Section 5(e) for more information.
Standard Death Benefits — Available for no additional charge

•	Premium Security Death Benefit (issue ages 0-80): The highest of

(i)	Contract Value,

(ii)	total Premium Payments adjusted for Surrenders, or

(iii)	Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death), whichever is less.
Once issued, this Death Benefit doesn’t change for as long as you own your Contract.

•	Asset Protection Death Benefit (issue ages 81-85): The highest of:

(i)	Contract Value, or

(ii)	Premium Payments adjusted for Surrenders or Contract Value plus 25% of Premium Payments adjusted for Surrenders (excluding Premium Payments we receive within 12 months of death), whichever is less.
Standard Death Benefit — If you elect The Hartford’s Lifetime Income Builder

•
The Hartford’s Lifetime Income Builder Guaranteed Minimum Death Benefit replaces the standard Death Benefit. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value as of the date proof of death is received by us.

Optional Death Benefit — Available for an additional daily charge equal to 0.30% annually

•
MAV Plus — Subject to State variations, if you elect MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and the greatest of (i) the Standard Death Benefit; (ii) Maximum Anniversary Value; or (iii) the Earnings Protection Benefit. In states where MAV Plus Death Benefit is not available, we offer the “MAV Death Benefit.” See Sections 2, 5(b), 5(e) and 7 for more information.

i. Things to consider
Owning an annuity represents a long-term financial commitment that can offer real benefits. However, a variable annuity may not be right for everyone. Before you invest, you should therefore consider among other things:

•	How long you intend to hold the variable annuity (also referred to as investment time horizon).

•	Whether you can afford to make Premium Payments based on your other assets and income.

•	Whether you thoroughly understand how this product works and how charges may affect your investments.

•	Whether you are able to accept market fluctuations based on underlying Fund performance.

•	Whether you have a need for tax-deferral, lifetime income and/or a guaranteed withdrawal benefit or a death benefit.

•	Whether investing in a variable annuity through any form of qualified plan or IRA may be the right investment decision even though a variable annuity will provide no additional tax advantages.

•	Whether you have a need for long-term income, tax deferral or a death benefit (especially if you are an older person).

•	You should not invest in this variable annuity if you want to make frequent Sub-Account transfers.

•
While we provide several ways for you to access your money, not all of your Premium Payments may be easily accessible. For instance, if you are less than 59½ when you make a Surrender, you may have to pay a federal income tax penalty on some or all of the money you take out.

•	Changing the ownership of your Contract may have adverse tax consequences and can result in the recalculation of your benefits.

•	Asset-based fees, also known as service
For more information about variable annuities, see
http://www.nasd.com/web/idcplg?IdcService=SS_GET_PAGE&nodeId=1232
j. Will my Registered Representative be paid a commission or receive any type of a compensation for selling this variable annuity?
We pay an up-front commission of up to 7% and trail commissions will generally not be more than 1% of your Contract Value. Commissions vary based on the type of Contract sold. We also provide various promotional incentives to induce Financial Intermediaries to promote our products over others. This could create an incentive for your Registered Representative to recommend products that best compensate them rather than ones that may meet your needs. We encourage you to check with your Registered Representative about whether they are working on a fee-based or commission-based compensation arrangement. See Section 7 for more information.

2. Synopsis
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract or Surrender the Contract. State premium taxes may also be deducted.
Contract Owner Transaction Expenses

Sales Charge Imposed on Purchases (as a percentage of Premium Payments)	None
Contingent Deferred Sales Charge (as a percentage of Premium Payments) (1) First Year (2)	7%
Second Year	7%
Third Year	7%
Fourth Year	6%
Fifth Year	5%
Sixth Year	4%
Seventh Year	3%
Eighth Year	0%

(1)	Each Premium Payment has its own Contingent Deferred Sales Charge schedule. See Section 5(b) for more information.

(2)	Length of time from each Premium Payment.
Contract Owner Periodic Expenses
The next table describes the fees and expenses that you will pay periodically and on a daily basis (except as noted) during the time that you own the Contract, not including fees and expenses of the underlying Funds.

	Series II & Series IIR	Series III and IV
Annual Maintenance Fee (3)	$30	$30
Separate Account Annual Expenses (as a percentage of average daily Sub-Account Value) Mortality and Expense Risk Charge	1.45%	1.45%
Administrative Charge	0.15%	0.05%
Total Separate Account Annual Expenses	1.60%	1.50%
Optional Charges (as a percentage of average daily Sub-Account Value) MAV Plus Death Benefit Charge (4)	0.30%	0.30%
The Hartford’s Principal First Charge (5)(6)	0.75%	0.75%
The Hartford’s Principal First Preferred Charge (5)	0.20%	0.20%
Total Separate Account Annual Expenses with optional benefit Separate Account charges (7)	2.65%	2.55%
Optional Charges (as a percentage of average daily Sub-Account Value) The Hartford’s Lifetime Income Builder Charge (5)(6)(9)	0.75%	0.75%
Optional Charges (as a percentage of the Payment Base (8))
The Hartford’s Lifetime Income Builder II Charge	0.75%	0.75%
The Hartford’s Lifetime Income Builder Selects (5)(6)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%
The Hartford’s Lifetime Income Builder Portfolios (5)(6)
Single Life Option Charge	1.50%	1.50%
Joint/Spousal Life Option Charge	1.50%	1.50%

(3)
An annual $30 charge deducted on a Contract Anniversary or upon Surrender if the Contract Value at either of those times is less than $50,000. It is deducted proportionately from the Sub-Accounts in which you are invested at the time of the charge.

(4)	See “State Variations” under Section 7 for additional information.

(5)
You may choose only one of the following: The Hartford’s Principal First, The Hartford’s Principal First Preferred, The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios.

(6)
Current rider charges are: The Hartford’s Lifetime Income Builder - 0.75%; The Hartford’s Lifetime Income Builder II - 0.75%; The Hartford’s Principal First - 0.75%; Current charges for The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios (Single and Joint/Spousal Options) are 1.50%.

(7)
Total Separate Account Annual Expenses with optional Separate Account based charges includes charges for the highest combination of optional charges excluding The Hartford’s Lifetime Income Builder charges. In addition to separate account benefit charges, you may also incur Benefit Amount based charges if you elect The Hartford’s Lifetime Income Builder.

(8)	See “Does the Benefit Amount/Payment Base change under this rider?” in Section 5(d) and Appendices VI & VII Appendix VI.D for a description of “Benefit Amount” and “Payment Base.”

(9)
The annual charge is deducted on each Contract Anniversary or upon Surrender. If you Surrender your Contract prior to your first Contract Anniversary from the initial offering of this rider, we reserve the right to waive the rider charge.

The next item table shows the minimum and maximum Total Annual Fund Operating Expenses charged by the underlying Funds that you may pay on a daily basis during the time that you own the Contract. More detail concerning each Fund’s fees and expenses is contained in the prospectus for each Fund.

	Minimum	Maximum
Total Annual Fund Operating Expenses (these are expenses that are deducted from Fund assets, including management fees, Rule 12b-1 distribution and/or service fees, and other expenses)	0.54%	2.31%

EXAMPLE
This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. The Example reflects a deduction for any Contingent Deferred Sales Charge, Annual Maintenance Fee, maximum Separate Account Annual Expenses including the highest combination of Optional Charges, and the highest Total Annual Fund Operating Expenses of the underlying Funds. The Example does not reflect the deduction of any applicable Premium Taxes, income taxes or tax penalties you may be required to pay if you Surrender your Contract. If you did not select all of the optional benefits, your expenses would be lower than those shown in the Example.
The Example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown. In the following Example table, we assume a Contract Value of $40,000 to illustrate the charges that would be deducted. Our average Contract Value is $80,000, but we use a smaller Contract Value so that we can show you the highest possible deductions. The Example assumes the Annual Maintenance Fee will always be deducted if the Contract is Surrendered. If your Contract Value is $50,000 or more, we waive the Annual Maintenance Fee, so the Example shows charges that are higher than you would have to pay. We change the Annual Maintenance Fee for a $40,000 Contract Value into a percentage to more easily calculate the charges. The percentage we use is 0.075%.
The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the highest Total Annual Fund Operating Expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Series II/IIR:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,171
3 years	$2,237
5 years	$3,117
10 years	$5,296

(2)	If you annuitize at the end of the applicable time period:

1 year	$432
3 years	$1,503
5 years	$2,567
10 years	$5,192

(3)	If you do not Surrender your Contract:

1 year	$538
3 years	$1,609
5 years	$2,672
10 years	$5,296

Series III/IV:

(1)	If you Surrender your Contract at the end of the applicable time period:

1 year	$1,162
3 years	$2,210
5 years	$3,074
10 years	$5,218

(2)	If you annuitize at the end of the applicable time period:

1 year	$421
3 years	$1,474
5 years	$2,521
10 years	$5,113

(3)	If you do not Surrender your Contract:

1 year	$528
3 years	$1,580
5 years	$2,627
10 years	$5,218

Condensed Financial Information
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. For more information on how Accumulation Unit Values are calculated see “How is the value of my Contract calculated before the Annuity Commencement Date?” in Section 5. Please refer to Appendix VI for information regarding the minimum and maximum class of Accumulation Unit Values. All classes of Accumulation Unit Values may be obtained, free of charge, by contacting us.

Available Information
We provide information about our financial strength in reports filed with the SEC and state insurance departments. For example, we file annual reports (Form 10-K), quarterly reports (Form 10-Q) and periodic reports (Form 8-K) with the SEC. Forms 10-K and 10-Q include information such as our financial statements, management discussion and analysis of the previous year of operations, risk factors, and other information. Form 8-K reports are used to communicate important developments that are not otherwise disclosed in the other forms described above.
You may read or copy these reports at the SEC’s Public Reference Room at 100 F. Street N.E., Room 1580, Washington, D.C. 20549-2001. You may also obtain reports and other information about us by contacting us using the information stated on the cover page of this prospectus, visiting our website at www.hartfordinvestor.com or visiting at the SEC’s website at www.sec.gov. You may also obtain reports and other financial information about us by contacting your state insurance department.

3. General Contract Information
The Company
We are stock life insurance companies. Hartford Life Insurance Company is authorized to do business in all states of the United States and the District of Columbia. Hartford Life and Annuity Insurance Company is authorized to do business in all states of the United States, except New York, and in the District of Columbia and Puerto Rico. Hartford Life and Annuity Insurance Company was originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Hartford Life Insurance Company was originally incorporated under the laws of Massachusetts on June 5, 1902, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut. Neither company cross guarantees the obligations of the other. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.
The Separate Account
The Separate Account is where we set aside and invest the assets of some of our annuity contracts, including this Contract. The Separate Account is registered as a unit investment trust under the 1940 Act. This registration does not involve supervision by the SEC of the management or the investment practices of the Separate Account or us. The Separate Account meets the definition of “Separate Account” under federal securities law. This Separate Account holds only assets for variable annuity contracts. The Separate Account:

•	Holds assets for your benefit and the benefit of other Contract Owners, and the persons entitled to the payouts described in the Contract.

•
Is not subject to the liabilities arising out of any other business we may conduct. The General Account is subject to the Company’s claims-paying ability. Investors must look to the strength of the insurance company with regard to insurance company guarantees. Our ability to honor all guarantees under the Contract is subject to our claims-paying capabilities and/or financial strength.

•	Is not affected by the rate of return of our General Account or by the investment performance of any of our other Separate Accounts.

•
May be subject to liabilities from a Sub-Account of the Separate Account that holds assets of other variable annuity contracts offered by the Separate Account, which are not described in this prospectus.

•	Is credited with income and gains, and takes losses, whether or not realized, from the assets it holds without regard to our other income, gains or losses.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal the total of the payments you make to us.
In a low interest rate environment, yields for Money Market Sub-Accounts, after deduction of the Mortality and Expense Risk Charge, Administrative Expense Charge and Charges for Optional Benefits (if applicable), may be negative even though the underlying Fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contract Value to a Money Market Sub-Account or participate in an Asset Allocation Program where Contract Value is allocated to a Money Market Sub-Account under the applicable asset allocation model, that portion of your Contract Value may decrease in value.
The Portfolios
At the time you purchase your Contract, you may allocate your Deposit to Sub-Accounts. These are subdivisions of our Separate Account, an account that keeps your Contract assets separate from our company assets. The Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These are not the same mutual funds that you buy through your investment professional even though they may have similar investment strategies and the same portfolio managers. Each Fund has varying degrees of investment risk. Funds are also subject to separate fees and expenses such as management fees, distribution charges and operating expenses. “Master-feeder” or “fund of funds” (“feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return. Please contact us to obtain a copy of the prospectuses for each Fund (or for any feeder funds). Read these prospectuses carefully before investing. We do not guarantee the investment results of any Fund. Certain Funds may not be available in all states and in all Contract classes.
Mixed and Shared Funding — Fund shares may be sold to our other Separate Accounts, our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Contract Owners investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying Fund.

Voting Rights — We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Funds’ shareholder meetings. To the extent required by federal securities laws or regulations, we will:

•	notify you of any Fund shareholders’ meeting if the shares held for your Contract may be voted;

•	send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your Contract;

•	arrange for the handling and tallying of proxies received from Owners;

•	vote all Fund shares attributable to your Contract according to instructions received from you, and

•	vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.
If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any shareholder meeting at which Fund shares held for your Contract may be voted. After we begin to make Annuity Payouts to you, the number of votes you have will decrease. As a result of proportional voting, a small number of Owners could determine the outcome of a proposition subject to shareholder vote.
Substitutions, Additions, or Deletions of Funds — Subject to any applicable law, we may make certain changes to the Funds offered under your Contract. We may, at our discretion, establish new Funds. New Funds may be made available to existing Owners as we deem appropriate. We may also close one or more Funds to additional Premium Payments or transfers from existing Funds. We may liquidate one or more Sub-Accounts if the board of directors of any Fund determines that such actions are prudent. Unless otherwise directed, investment instructions will be automatically updated to reflect the Fund surviving after any merger, substitution or liquidation.
We may eliminate the shares of any of the Funds from the Contract for any reason and we may substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the 1940 Act, substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the SEC, and we have notified you of the change.
In the event of any substitution or change, we may, by appropriate endorsement, make any changes in the Contract necessary or appropriate to reflect the substitution or change. If we decide that it is in the best interest of the Owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.
Fees and Payments We Receive from Funds and related parties — We receive substantial fees and payments with respect to the Funds that are offered through your Contract (sometimes referred to as revenue sharing payments). We consider these fees and payments, among a number of facts, when deciding to include a Fund that we offer through the Contract. All of the Funds that are offered through your Contract make payments to Hartford or an affiliate. We receive these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Funds in amounts up to 0.55% of assets invested in a Fund. These fees and payments may include asset-based sales compensation and service fees under Premium Based Charges and/or servicing plans adopted by Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. These fees and payments may also include administrative service fees and additional payments, expense reimbursements and other compensation. Hartford expects to make a profit on the amount of the fees and payments that exceed Hartford’s own expenses, including our expenses of payment compensation to broker-dealers, financial institutions and other persons for selling the Contracts.
The availability of these types of arrangements creates an incentive for us to seek and offer Funds (and classes of shares of such Funds) that pay us revenue sharing. Other Funds (or available classes of shares) may have lower fees and better overall investment performance. As of December 31, 2014, we have entered into arrangements to receive administrative service payments and/or Rule 12b-1 fees from each of the following Fund complexes (or affiliated entities):
AllianceBernstein Variable Products Series Funds & Alliance Bernstein Investments, American Variable Insurance Series & Capital Research and Management Company, American Century Investment Services Inc., BlackRock Advisors, LLC, BlackRock Investment, LLC, Columbia Management Distributors, Inc., Fidelity Distributors Corporation, Fidelity Investments Institutional Operations Company, Franklin Templeton Services, LLC, Hartford Funds Management Company, LLC, The Huntington Funds, Invesco Advisors Inc., Invesco Distributors Inc., Lord Abbett Series Fund & Lord Abbett Distributor, LLC, MFS Fund Distributors, Inc. & Massachusetts Financial Services Company, Morgan Stanley Distribution, Inc. & Morgan Stanley Investment Management & The Universal Institutional Funds, JPMorgan Investment Advisors, Inc., Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc., Pacific Investment Management Company, LLC, Pioneer Variable Contracts Trust & Pioneer Investment Management, Inc. & Pioneer Funds Distributor, Inc., Prudential Investment Management

Services, LLC, Putnam Retail Management Limited Partnership, Sterling Capital Variable Insurance Funds, The Victory Variable Insurance Funds & Victory Capital Management, Inc. & Victory Capital Advisers, Inc. and Wells Fargo Variable Trust & Wells Fargo Fund Management, LLC.
We are affiliated with Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the HLS Funds) and HIMCO VIT Funds based on our affiliation with their investment advisers HL Investment Advisors, LLC and Hartford Investment Management Company. In addition to investment advisory fees, we, or our other insurance company affiliates, receive fees to provide, among other things, administrative, processing, accounting and shareholder services for the HLS Funds.
Not all Fund complexes pay the same amount of fees and compensation to us and not all Funds pay according to the same formula. Because of this, the amount of fees and payments received by Hartford varies by Fund and Hartford may receive greater or less fees and payments depending on the Funds you select. Revenue sharing payments and Rule 12b-1 fees did not exceed 0.40% and 0.35%, respectively, in 2014, and are not expected to exceed 0.40% and 0.35%, respectively, of the annual percentage of the average daily net assets (for instance, assuming that you invested in a Fund that paid us the maximum fees and you maintained a hypothetical average balance of $10,000, we would collect a total of $75 from that Fund). For the fiscal year ended December 31, 2014, revenue sharing payments and Rule 12b-1 fees did not collectively exceed approximately $82.6 million. These fees do not take into consideration indirect benefits received by offering HLS Funds as investment options.
Fixed Account
Effective October 4, 2013, we will no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
The following information applies only for Contract Value allocated to or in the Fixed Accumulation Feature prior to October 4, 2013.
This portion of the prospectus relating to the Fixed Account is not registered under the 1933 Act and the Fixed Account is not registered as an investment company under the 1940 Act. The Fixed Account or any of its interests are not subject to the provisions or restrictions of the 1933 Act or the 1940 Act, and the staff of the SEC has not reviewed the disclosure regarding the Fixed Account. The following disclosure about the Fixed Account may be subject to certain generally applicable provisions of the federal securities laws regarding the accuracy and completeness of disclosure.
Premium Payments and Contract Values allocated to the Fixed Account become a part of our General Account assets. We invest the assets of the General Account according to the laws governing the investments of insurance company General Accounts. The General Account is not a bank account and is not insured by the FDIC or any other government agency. We receive a benefit from all amounts held in the General Account. Premium Payments and Contract Values allocated to the Fixed Account are available to our general creditors.
We guarantee that we will credit interest to amounts you allocate to the Fixed Accumulation Feature at a minimum rate that meets your State’s minimum non-forfeiture requirements. We reserve the right to prospectively declare different rates of excess interest depending on when amounts are allocated or transferred to the Fixed Accumulation Feature. This means that amounts at any designated time may be credited with a different rate of excess interest than the rate previously credited to such amounts and to amounts allocated or transferred at any other designated time. We will periodically publish the Fixed Accumulation Feature interest rates currently in effect. There is no specific formula for determining interest rates and no assurances are offered as to future rates. Some of the factors that we may consider in determining whether to credit excess interest are: general economic trends, rates of return currently available for the types of investments and durations that match our liabilities and anticipated yields on our investments; regulatory and tax requirements; and competitive factors.
We will account for any deductions, Surrenders or transfers from the Fixed Account on a “first-in first-out” basis. The Fixed Account interest rates may vary by State.
Any interest credited to amounts you allocate to the Fixed Account in excess of the minimum guaranteed interest rate will be determined at our sole discretion. You assume the risk that interest credited to the Fixed Account may not exceed the minimum guaranteed interest rate for any given year.
From time to time, we may credit increased interest rates under certain programs established in our sole discretion.
As stated above, we will no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
4. Performance Related Information
The Separate Account may advertise certain performance- related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.

When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of either the Separate Account’s inception or the Sub-Account’s inception, whichever is later, for one year, five years, and ten years or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. Total return calculations reflect a deduction for Total Annual Fund Operating Expenses, any Contingent Deferred Sales Charge (CDSC), Separate Account Annual Expenses without any optional charge deductions, and the Annual Maintenance Fee.
The Separate Account may also advertise non-standardized total returns that pre-date the inception of the Separate Account. These non-standardized total returns are calculated by assuming that the Sub-Accounts have been in existence for the same periods as the underlying Funds and by taking deductions for charges equal to those currently assessed against the Sub-Accounts. Non-standardized total return calculations reflect a deduction for Total Annual Fund Operating Expenses and Separate Account Annual Expenses without any optional charge deductions, and do not include deduction for CDSC or the Annual Maintenance Fee. This means the non-standardized total return for a Sub-Account is higher than the standardized total return for a Sub-Account. These non-standardized returns must be accompanied by standardized returns.
If applicable, the Sub-Accounts may advertise yield in addition to total return. This yield is based on the 30-day SEC yield of the underlying Fund less the recurring charges at the Separate Account level.
A money market Sub-Account may advertise yield and effective yield. The yield of a Sub-Account is based upon the income earned by the Sub-Account over a seven-day period and then annualized, i.e. the income earned in the period is assumed to be earned every seven days over a 52-week period and stated as a percentage of the investment. Effective yield is calculated similarly but when annualized, the income earned by the investment is compounded in the course of a 52-week period. Yield and effective yield include the recurring charges at the Separate Account level.
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as systematic investing, Dollar Cost Averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contract and the characteristics of and market for such alternatives.
5. The Contract
a. Purchases and Contract Value
What types of Contracts are available?
The Contract is an individual or group tax-deferred variable annuity contract. It was designed for retirement planning purposes and was available for purchase by any individual, group or trust, including:

•	Any trustee or custodian for a retirement plan qualified under Sections 401(a) or 403(a) of the Code;

•
Annuity purchase plans adopted by public school systems and certain tax-exempt organizations according to Section 403(b) of the Code. We no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts or additional Premium Payments into any individual annuity contract funded through a 403(b) plan;

•	Individual Retirement Annuities adopted according to Section 408 of the Code;

•	Employee pension plans established for employees by a state, a political subdivision of a state, or an agency of either a state or a political subdivision of a state; and

•	Certain eligible deferred compensation plans as defined in Section 457 of the Code.
The examples above represent qualified Contracts, as defined by the Code. In addition, individuals and trusts can also purchase Contracts that are not part of a tax qualified retirement plan. These are known as non-qualified Contracts.
If you are purchasing the Contract for use in an IRA or other qualified retirement plan, you should consider other features of the Contract besides tax deferral, since any investment vehicle used within an IRA or other qualified plan receives tax-deferred treatment under the Code.
This prospectus describes four versions of the Contract. Series II Contracts were issued before January 30, 2004. Series IIR contracts were issued after January 30, 2004, but before November 19, 2004. Series III Contracts were issued on or after November 19, 2004, but before May 2, 2005. Series IV Contracts are issued on or after May 2, 2005.

How do I purchase a Contract?
You may purchase a Contract through a Financial Intermediary. A Registered Representative will work with you to complete and submit an application or an order request form. Part of this process will include an assessment whether this variable annuity may be suitable for you. Prior to recommending the purchase or exchange of a deferred variable annuity, your Registered Representative shall make reasonable efforts to obtain certain information about you and your investment needs. This recommendation will be independently reviewed by a principal within your Financial Intermediary before an application or order will be sent to us. Your Premium Payment will not be invested in any Fund during this period.
To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, your Financial Intermediary will ask for your name, address, date of birth and other information that will allow us to identify you. They may also ask to see your driver’s license or other identifying documents. Non-Resident Alien (NRA) application submissions require our prior approval.
The minimum initial Premium Payment required to buy this Contract varies based on the type of purchaser, variable annuity variation chosen and whether you enroll in a systematic investment program such as the InvestEase® Program. Financial Intermediaries may impose other requirements regarding the form of payment they will accept. Premium Payments not actually received by us within the time period provided below will result in the rejection of your application or order request.
Premium Payments sent to us must be made in U.S. dollars and checks must be drawn on U.S. banks. We do not accept cash, third party checks or double endorsed checks. We reserve the right to limit the number of checks processed at one time. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred. A check must clear our account through our Administrative Office to be considered to be in good order.
We will not accept Premium Payments of $1 million or more unless we provide prior approval. We reserve the right to impose special conditions on anyone who seeks our prior approval to purchase a Contract with Premium Payments of $1 million or more. In order to request prior approval, you must submit a completed enhanced due diligence form prior to the submission of your application:

•	if you are seeking to purchase a Contract with an initial Premium Payment of $1 million or more;

•	if total Premium Payments aggregated by social security number or taxpayer identification number equal $1 million or more; and

•	for all applications where the Owner or joint Owner are non-resident aliens.
You and your Annuitant must not be older than age 85 on the date that your Contract is issued. You must be of minimum legal age in the state where the Contract is being purchased or a guardian must act on your behalf. Optional riders are subject to additional maximum issue age restrictions.
How are Premium Payments applied to my Contract?
Your initial Premium Payment will usually be invested within two Valuation Days of our actual receipt at our Administrative Offices of a properly completed application or an order request and the Premium Payment in good order. If we receive your subsequent Premium Payment before the end of a Valuation Day, it will be invested on the same Valuation Day. If we receive your Premium Payment after the end of a Valuation Day, it will be invested on the next Valuation Day. If we receive your subsequent Premium Payment on a Non-Valuation Day, the amount will be invested on the next Valuation Day. Unless we receive new instructions, we will invest the Premium Payment based on your last allocation instructions on record. We will send you a confirmation when we invest your Premium Payment.
If the request or other information accompanying the initial Premium Payment is incomplete or not in good order when received, we will hold the money in a non-interest bearing account for up to five Valuation Days while we try to obtain complete information. If we cannot obtain the information within five Valuation Days, we will either return the Premium Payment and explain why the Premium Payment could not be processed or keep the Premium Payment if you authorize us to keep it until you provide the necessary information.
Generally, we will receive your application or order request (whether for an initial purchase or a subsequent investment) after your Financial Intermediary has completed a suitability review. We will then consider if your investment is in good order. The suitability and good order process can take up to 17 Business Days from when you leave your Premium with your Registered Representative. During this period, Premium Payments will not be applied to your Contract. You will not earn any interest on Premium Payments even if your Premium Payments have been sent to us or deposited into our bank account. We are not responsible for market losses, gains or lost investment opportunities incurred during this review period or if your Financial Intermediary asks us to unwind a transaction based on their review of your Registered Representative’s recommendations.

Your Financial Institution, and we, may directly or indirectly earn income on your Premium Payments. These circumstances represent a conflict of interest. For more information, contact your Registered Representative.
Can I cancel my Contract after I purchase it?
If, for any reason, you are not satisfied with your Contract, simply return it within ten days after you receive it with a written request for cancellation that indicates your tax-withholding instructions. In some states, you may be allowed more time to cancel you Contract. We may require additional information, including a signature guarantee, before we can cancel your Contract.
Unless otherwise required by state law, we will pay you your Contract Value as of the Valuation Date we receive your request to cancel and will refund any sales or contract charges incurred during the period you owned the Contract. The Contract Value may be more or less than your Premium Payments depending upon the investment performance of your Account. This means that you bear the risk of any decline in your Contract Value until we receive your notice of cancellation. In certain states, however, we are required to return your Premium Payment without deduction for any fees or charges.
How is the value of my Contract calculated before the Annuity Commencement Date?
The Contract Value is the sum of the value of the Fixed Account and all Sub-Accounts. There are two things that affect your Sub-Account value: (1) the number of Accumulation Units, and (2) the Accumulation Unit Value. The Sub-Account value is determined by multiplying the number of Accumulation Units by the Accumulation Unit Value. On any Valuation Day the investment performance of the Sub-Accounts will fluctuate with the performance of the underlying Funds.
When Premium Payments are credited to your Sub-Accounts, they are converted into Accumulation Units by dividing the amount of your Premium Payments, minus any Premium Taxes, by the Accumulation Unit Value for that day. The more Premium Payments you make to your Contract, the more Accumulation Units you will own. You decrease the number of Accumulation Units you have by requesting Surrenders, transferring money out of a Sub-Account, settling a Death Benefit claim or by annuitizing your Contract.
To determine the current Accumulation Unit Value, we take the prior Valuation Day’s Accumulation Unit Value and multiply it by the Net Investment Factor for the current Valuation Day.
The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

•	The net asset value per share plus applicable distributions per share of each Fund at the end of the current Valuation Day; divided by

•	The net asset value per share of each Fund at the end of the prior Valuation Day; multiplied by

•
Contract charges including the daily expense factor for the mortality and expense risk charge and any other periodic expenses, including charges for optional benefits, adjusted for the number of days in the period.

We will send you a statement at least annually, which tells you how many Accumulation Units you have, their value and your total Contract Value.
Can I transfer from one Sub-Account to another?
You may make transfers between the Sub-Accounts offered in this Contract according to our policies and procedures as amended from time to time. In addition, there may be investment restrictions applicable to your contract in conjunction with certain riders as described in this prospectus.
What is a Sub-Account Transfer?
A Sub-Account transfer is a transaction requested by you that involves reallocating part or all of your Contract Value among the Funds available in your Contract. Your transfer request will be processed as of the end of the Valuation Day that it received is in good order. Otherwise, your request will be processed on the following Valuation Day. We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly advising us of any errors within 30 days of receiving the confirmation.
What happens when I request a Sub-Account transfer?
Many Contract Owners request Sub-Account transfers. Some request transfers into (purchases) a particular Sub-Account, and others request transfers out of (redemptions) a particular Sub- Account. In addition, some Contract Owners allocate new Premium Payments to Sub-Accounts, and others request Surrenders. We combine all the daily requests to transfer out of a Sub-Account along with all Surrenders from that Sub-Account and determine how many shares of that Fund we would need to sell to satisfy all Contract Owners’ “transfer-out” requests. At the same time, we also combine all the daily requests to transfer into a particular Sub-Account or new Premium Payments allocated to that Sub-Account and determine how many shares of that Fund we would need to buy to satisfy all Contract Owners’ “transfer-in” requests.

In addition, many of the Funds that are available as investment options in our variable annuity products are also available as investment options in variable life insurance policies, retirement plans, funding agreements and other products offered by us or our affiliates. Each day, investors and participants in these other products engage in similar transfer transactions.
We take advantage of our size and available technology to combine sales of a particular Fund for many of the variable annuities, variable life insurance policies, retirement plans, funding agreements or other products offered by us or our affiliates. We also combine many of the purchases of that particular Fund for many of the products we offer. We then “net” these trades by offsetting purchases against redemptions. Netting trades has no impact on the net asset value of the Fund shares that you purchase or sell. This means that we sometimes reallocate shares of a Fund rather than buy new shares or sell shares of the Fund.
For example, if we combine all transfer-out (redemption) requests and Surrenders of a stock Fund Sub-Account with all other sales of that Fund from all our other products, we may have to sell $1 million dollars of that Fund on any particular day. However, if other Contract Owners and the owners of other products offered by us, want to transfer-in (purchase) an amount equal to $300,000 of that same Fund, then we would send a sell order to the Fund for $700,000 (a $1 million sell order minus the purchase order of $300,000) rather than making two or more transactions.
What restrictions are there on my ability to make a Sub- Account transfer?
First, you may make only one Sub-Account transfer request each day. We limit each Contract Owner to one Sub-Account transfer request each Valuation Day. We count all Sub-Account transfer activity that occurs on any one Valuation Day as one “Sub-Account transfer;” however, you cannot transfer the same Contract Value more than once a Valuation Day.
Examples

Transfer Request Per Valuation Day	Permissible?
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account	Yes
Transfer $10,000 from a money market Sub-Account to any number of other Sub-Accounts (dividing the $10,000 among the other Sub-Accounts however you chose)	Yes
Transfer $10,000 from any number of different Sub-Accounts to any number of other Sub-Accounts	Yes
Transfer $10,000 from a money market Sub-Account to a growth Sub-Account and then, before the end of that same Valuation Day, transfer the same $10,000 from the growth Sub-Account to an international Sub-
Account
No
Second, you are allowed to submit a total of 20 Sub-Account transfers each Contract Year (the “Transfer Rule”) by U.S. Mail, Voice Response Unit, Internet or telephone. Once you have reached the maximum number of Sub-Account transfers, you may only submit any additional Sub-Account transfer requests and any trade cancellation requests in writing through U.S. Mail or overnight delivery service. In other words, Voice Response Unit, Internet or telephone transfer requests will not be honored. We may, but are not obligated to, notify you when you are in jeopardy of approaching these limits. For example, we will send you a letter after your 10th Sub-Account transfer to remind you about the Transfer Rule. After your 20th transfer request, our computer system will not allow you to do another Sub-Account transfer by telephone, Voice Response Unit or via the Internet. You will then be instructed to send your Sub- Account transfer request by U.S. Mail or overnight delivery service.
We reserve the right to aggregate your Contracts (whether currently existing or those recently surrendered) for the purposes of enforcing these restrictions.
The Transfer Rule does not apply to Sub-Account transfers that occur automatically as part of a Company sponsored asset allocation or Dollar Cost Averaging program. Reallocations made based on a Fund merger, substitution or liquidation also do not count toward this transfer limit. Restrictions may vary based on state law.
We make no assurances that the Transfer Rule is or will be effective in detecting or preventing market timing.
Third, policies have been designed to restrict excessive Sub- Account transfers. You should not purchase this Contract if you want to make frequent Sub-Account transfers for any reason. In particular, don’t purchase this Contract if you plan to engage in “market timing,” which includes frequent transfer activity into and out of the same Fund, or frequent Sub-Account transfers in order to exploit any inefficiencies in the pricing of a Fund. Even if you do not engage in market timing, certain restrictions may be imposed on you, as discussed below:
Fund Trading Policies — Generally, you are subject to Fund trading policies, if any. We are obligated to provide, at the Fund’s    request, tax identification numbers and other shareholder identifying information contained in our records to assist Funds in identifying any pattern or frequency of Sub-Account transfers that may violate their trading policy. In certain instances, we have agreed to serve as a Fund’s agent to help monitor compliance with that Fund’s trading policy.
We are obligated to follow each Fund’s instructions regarding enforcement of their trading policy. Penalties for violating these policies may include, among other things, temporarily or permanently limiting or banning you from making Sub-Account transfers into a Fund or other funds within that fund complex. We are not authorized to grant exceptions to a Fund’s trading policy. Please refer to each Fund’s prospectus for more information. Transactions that cannot be processed because of Fund trading policies will be considered not in good order.
In certain circumstances, Fund abusive trading policies do not apply or may be limited. For instance:

•	Certain types of financial intermediaries may not be required to provide us with shareholder information.

•
“Excepted funds” such money market funds and any Fund that affirmatively permits short-term trading of its securities may opt not to adopt this type of policy. This type of policy may not apply to any financial intermediary that a Fund treats as a single investor.

•	A Fund can decide to exempt categories of contract holders whose contracts are subject to inconsistent trading restrictions or none at all.

•
Non-shareholder initiated purchases or redemptions may not always be monitored. These include Sub-Account transfers that are executed: (i) automatically pursuant to a company sponsored contractual or systematic program such as transfers of assets as a result of “dollar cost averaging” programs, asset allocation programs, automatic rebalancing programs, annuity payouts, loans, or systematic withdrawal programs; (ii) as a result of the payment of a Death Benefit; (iii) as a step-up in Contract Value pursuant to a Contract Death Benefit or guaranteed minimum withdrawal benefit; (iv) as a result of any deduction of charges or fees under a Contract; or (v) as a result of payments such as loan repayments, scheduled contributions, scheduled withdrawals or surrenders, retirement plan salary reduction contributions, or planned premium payments.

Possibility of Undetected abusive trading or market timing. We may not be able to detect or prevent all abusive trading or market timing activities. For instance,

•	Since we net all the purchases and redemptions for a particular Fund for this and many of our other products, transfers by any specific market timer could be inadvertently overlooked.

•	Certain forms of variable annuities and types of Funds may be attractive to market timers. We can not provide assurances that we will be capable of addressing possible abuses in a timely manner.

•
These policies apply only to individuals and entities that own this Contract or have the right to make transfers (regardless of whether requests are made by you or anyone else acting on your behalf). However, the Funds that make up the Sub- Accounts of this Contract are also available for use with many different variable life insurance policies, variable annuity products and funding agreements, and are offered directly to certain qualified retirement plans. Some of these products and plans may have less restrictive transfer rules or no transfer restrictions at all.

•
In some cases, we are unable to count the number of Sub- Account transfers requested by group annuity participants co-investing in the same Funds (“Participants”) or enforce the Transfer Rule because we do not keep Participants’ account records for a Contract. In those cases, the Participant account records and Participant Sub-Account transfer information are kept by such owners or its third party service provider. These owners and third party service providers may provide us with limited information or no information at all regarding Participant Sub-Account transfers.

How am I affected by frequent Sub-Account Transfers?
We are not responsible for losses or lost investment opportunities associated with the effectuation of these policies. Frequent Sub-Account transfers may result in the dilution of the value of the outstanding securities issued by a Fund as a result of increased transaction costs and lost investment opportunities typically associated with maintaining greater cash positions. This can adversely impact Fund performance and, as a result, the performance of your Contract. This may also lower the Death Benefit paid to your Beneficiary or lower Annuity Payouts for your Payee as well as reduce value of other optional benefits available under your Contract.
Separate Account investors could be prevented from purchasing Fund shares if we reach an impasse on the execution of a Fund’s trading instructions. In other words, a Fund complex could refuse to allow new purchases of shares by all our variable product investors if the Fund and we can not reach a mutually acceptable agreement on how to treat an investor who, in a Fund’s opinion, has violated the Fund’s trading policy.
In some cases, we do not have the tax identification number or other identifying information requested by a Fund in our records. In those cases, we rely on the Contract Owner to provide the information. If the Contract Owner does not provide the information, we may be directed by the Fund to restrict the Contract Owner from further purchases of Fund shares. In those cases, all participants under a plan funded by the Contract will also be precluded from further purchases of Fund shares.

Fixed Account Feature Transfers — During each Contract Year, you may make transfers out of the Fixed Account Feature to the Sub-Accounts, subject to the transfer restrictions discussed below. All transfer allocations must be in whole numbers (e.g., 1%).
Fixed Account Feature Transfer Restrictions — Except as otherwise provided, during each Contract Year, you may transfer the greater of:

•
30% of the Contract Value in the Fixed Account Feature as of the last Contract Anniversary or Contract issue date or the largest sum of your prior transfers. When we calculate the 30%, we add Premium Payments made after that date but before the next Contract Anniversary. These restrictions also apply to systematic transfers except for certain programs specified by us. The 30% does not include Contract Value in any DCA Plus Program; or

•	An amount equal to your largest previous transfer from the Fixed Account Feature in any one Contract Year.
We apply these restrictions to all transfers from the Fixed Account Feature, including all systematic transfers and Dollar Cost Averaging Programs, except for transfers under our DCA Plus Program.
If your interest rate renews at a rate at least 1% lower than your prior interest rate, you may transfer an amount equal to up to 100% of the amount to be invested at the renewal rate. You must make this transfer request within 60 days of being notified of the renewal rate.
We may defer transfers and Surrenders from the Fixed Account Feature for up to 6 months from the date of your request.
You must wait 6 months after your most recent transfer from the Fixed Account Feature before moving Sub-Account Values back to the Fixed Account Feature. If you make systematic transfers from the Fixed Account Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub- Account Values back to the Fixed Account Feature.
Mail, Telephone and Internet Transfers
You may make transfers through the mail or your Financial Intermediary. You may also make transfers by calling us or through our website. Transfer instructions received by telephone before the end of any Valuation Day will be carried our at the end of that date. Otherwise, the instructions will be carried out at the end of the next Valuation Day.
Transfer instructions you send electronically are considered to be received by Hartford at the time and date stated on the electronic acknowledgment Hartford returns to you. If the time and date indicated on the acknowledgment is before the end of any Valuation Day, the instructions will be carried out that day. Otherwise, the instructions will be carried out at the end of the next Valuation Day. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.
We will send you a confirmation when we process your transfer. You are responsible for verifying transfer confirmations and promptly reporting any inaccuracy or discrepancy to us and your investment professional. Any verbal communication should be re-confirmed in writing.
Telephone or Internet transfer requests may currently only be canceled by calling us before the close of the New York Stock Exchange on the day you made the transfer request.
We, our agents or our affiliates are not responsible for losses resulting from telephone or electronic requests that we believe are genuine. We will use reasonable procedures to confirm that instructions received by telephone or through our website are genuine, including a requirement that Contract Owners provide certain identification information, including a personal identification number. We record all telephone transfer instructions. We may suspend, modify, or terminate telephone or electronic transfer privileges at any time.
Power of Attorney — You may authorize another person to conduct financial and other transactions on your behalf by submitting a copy of a power of attorney (POA) executed by you that meets the requirements of your resident state law. Once we have the POA on file, we will accept transaction requests, including transfer instructions, subject to our transfer restrictions, from your designated agent (attorney-in-fact). We reserve the right to request an affidavit or certification from the agent that the POA is in effect when the agent makes such transactions. You may instruct us to discontinue honoring the POA at any time.
b. Charges and Fees
Specific charges and fees are described in the Highlights Section.
The Contingent Deferred Sales Charge
The Contingent Deferred Sales Charge covers some of the expenses relating to the sale and distribution of the Contract, including commissions paid to Account Executives and the cost of preparing sales literature and other promotional activities.

We may assess a Contingent Deferred Sales Charge when you request a full or partial Surrender. The Contingent Deferred Sales Charge is based on the amount you choose to Surrender and how long your Premium Payments have been in the Contract. Each Premium Payment has its own Contingent Deferred Sales Charge schedule. Premium Payments are Surrendered in the order in which they were received. The longer you leave your Premium Payments in the Contract, the lower the Contingent Deferred Sales Charge will be when you Surrender. The amount assessed a Contingent Deferred Sales Charge will not exceed your total Premium Payments.
Surrender Order — During the Contract Years when a Contingent Deferred Sales Charge applies to the initial Premium Payment, all Surrenders in excess of the Annual Withdrawal Amount (which is equal to 10% of total Premium Payments) will be taken first from Premium Payments, then from earnings. Surrenders from Premium Payments in excess of the Annual Withdrawal Amount will be subject to a Contingent Deferred Sales Charge.
Thereafter, Surrenders will be taken first from earnings, then from Premium Payments not subject to a Contingent Deferred Sales Charge, then from 10% of Premium Payments still subject to a Contingent Deferred Sales Charge and then from Premium Payments subject to a Contingent Deferred Sales Charge on a first-in-first-out basis. Only Premium Payments invested for less than the requisite holding period are subject to a Contingent Deferred Sales Charge.

For the examples below, assume that you made an initial Premium Payment of $10,000 and, on the fourth Contract Anniversary, you made an additional Premium Payment of $20,000.
In Contract Year 6, when your Contract Value is $34,000, you make a partial Surrender of $15,000. Because the initial premium is still subject to a Contingent Deferred Sales Charge, we will determine the Contingent Deferred Sales Charge for your partial surrender as follows:
•    We will Surrender 10% of your total Premium Payments or $3,000 without charging a Contingent Deferred Sales Charge.
•    We will then Surrender the Premium Payments that have been in the Contract the longest.
•    That means we would Surrender the entire $10,000 initial Premium Payment and deduct a Contingent Deferred Sales Charge of 4% on that amount, or $400.
•    The remaining $2,000 will come from the additional Premium Payment made one year ago and we will deduct a Contingent Deferred Sales Charge of 7% of the $2,000, or $140.
•    Your Contingent Deferred Sales Charge is $540.
In Contract Year 8 (i.e., when the initial Premium Payment is no longer subject to a Contingent Deferred Sales Charge) when your Contract Value is $37,000, you make a partial Surrender of $25,000. Because the initial Premium Payment of $10,000 is not subject to a Contingent Deferred Sales Charge, but the additional Premium Payment of $20,000 is, we will determine the Contingent Deferred Sales Charge for your partial surrender as follows:
•    We will first surrender earnings, which is the Contract Value ($37,000) less your Premium Payments ($30,000), or $7,000.
•    We will next surrender Premium Payments not subject to Contingent Deferred Sales Charges. Therefore, the next $10,000 will be from the surrender of the initial Premium Payment, which has no Contingent Deferred Sales Charge.
•    We will next surrender the Annual Withdrawal Amount, which is 10% of the Premium Payments subject to a Contingent Deferred Sales Charge, or $2,000, without charging a Contingent Deferred Sales Charge.
•    The final $6,000 will be surrendered from the additional Premium Payment. The Contingent Deferred Sales Charge is 6% of the amount of that premium that is surrendered, or $360.
•    Your Contingent Deferred Sales Charge is $360.
If you have any questions about these charges, please contact us or your Registered Representative.

The following Surrenders are NOT subject to a Contingent Deferred Sales Charge:

•
Annual Withdrawal Amount — Each Premium Payment has its own schedule of Contingent Deferred Sales charges; however, in any contract year you may able to take Partial Surrenders up to a certain percentage of your total Premium Payments without being subject to a Contingent Deferred Sales Charge. Please refer to your Contract for your specific Annual Withdrawal Percentage amounts and your Contingent Deferred Sales Charge schedule.

•
If you are a patient in a certified long-term care facility or other eligible facility — We will waive any Contingent Deferred Sales Charge for a partial or full Surrender if you, the joint Contract Owner or the Annuitant, are confined for at least 180 calendar days to a:

✓	facility recognized as a general hospital by the proper authority of the state in which it is located;

✓	facility recognized as a general hospital by the Joint Commission on the Accreditation of Hospitals;

✓	facility certified by Medicare as a hospital or long-term care facility; or

✓	nursing home licensed by the state in which it is located and offers the services of a registered nurse 24 hours a day.

•	Exchanges — As an accommodation, we may, in our sole discretion, credit the time that you held an annuity previously issued by us against otherwise applicable CDSCs.
For this waiver to apply, you must:

•	have owned the Contract continuously since it was issued,

•	provide written proof of your eligibility satisfactory to us, and

•	request the Surrender within 91 calendar days of the last day that you are an eligible patient in a recognized facility or nursing home.
This waiver is not available if you, the joint Contract Owner or the Annuitant is in a facility or nursing home when you purchase or upgrade the Contract. We will not waive any Contingent Deferred Sales Charge applicable to any Premium Payments made while you are in an eligible facility or nursing home.
This waiver may not be available in all states.

•	Upon death of the Annuitant, or any Contract Owner — No Contingent Deferred Sales Charge will be deducted if the Annuitant or any Contract Owner dies.

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Upon Annuitization — The Contingent Deferred Sales Charge is not deducted when you annuitize the Contract. However, we will charge a Contingent Deferred Sales Charge if the Contract is Surrendered during the Contingent Deferred Sales Charge period under an Annuity Payout Option which allows Surrenders.

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For The Hartford’s Principal First Benefit Payments — If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

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For The Hartford’s Principal First Preferred Benefit Payments — If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.

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For The Hartford’s Lifetime Income Builder Payments — If your Benefit Payment or your Lifetime Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment or Lifetime Benefit Payment amount as the case may be.

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For Required Minimum Distributions — This allows Annuitants who are age 70½ or older, with a Contract held under an IRA or 403(b) plan, to Surrender an amount equal to the Required Minimum Distribution for the Contract without a Contingent Deferred Sales Charge for one year’s required minimum distribution for that Contract Year. All requests for Required Minimum Distributions must be in writing.

•
For substantially equal periodic payments — We will waive Contingent Deferred Sales Charge if you take partial Surrenders under the Automatic Income Program where you receive a scheduled series of substantially equal periodic payments for the greater of five years or to age 59½.

•	Upon cancellation during the Right to Cancel Period — No Contingent Deferred Sales Charge will be deducted if you cancel your Contract during the Right to Cancel Period.
Mortality and Expense Risk Charge
For assuming mortality and expense risks under the Contract, we deduct for Series II, Series IIR, Series III and Series IV Contracts a daily charge at an annual rate specified above. This charge is deducted from your Sub-Account Value.
The mortality and expense risk charge is broken into charges for mortality risks and for an expense risk:

•	Mortality Risk — There are two types of mortality risks that we assume, those made while your Premium Payments are accumulating and those made once Annuity Payouts have begun.
During the period your Premium Payments are accumulating, we are required to cover any difference between the Death Benefit paid and the Surrender Value. These differences may occur in periods of declining value or in periods where the CDSCs would have been applicable. The risk that we bear during this period is that actual mortality rates, in aggregate, may exceed expected mortality rates.
Once Annuity Payouts have begun, we may be required to make Annuity Payouts as long as the Annuitant is living, regardless of how long the Annuitant lives. The risk that we bear during this period is that the actual mortality rates, in aggregate, may be lower than the expected mortality rates.

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Expense Risk — We also bear an expense risk that the CDSCs and the Annual Maintenance Fee collected before the Annuity Commencement Date may not be enough to cover the actual cost of selling, distributing and administering the Contract.

Although variable Annuity Payouts will fluctuate with the performance of the underlying Fund selected, your Annuity Payouts will not be affected by (a) the actual mortality experience of our Annuitants, or (b) our actual expenses if they are greater than the deductions stated in the Contract. Because we cannot be certain how long our Annuitants will live, we charge this percentage fee based on the mortality tables currently in use. The mortality and expense risk charge enables us to keep our commitments and to pay you as planned. If the mortality and expense risk charge under a Contract is insufficient to cover our actual costs, we will bear the loss. If the mortality and expense risk charge exceeds these costs, we keep the excess as profit. We may use these profits for any proper corporate purpose including, among other things, payment of sales expenses. We expect to make a profit from the mortality and expense risk charge.
Annual Maintenance Fee
The Annual Maintenance Fee is a flat fee that is deducted from your Contract Value to reimburse us for expenses relating to the administrative maintenance of the Contract and the Accounts. The annual charge is deducted on a Contract Anniversary or when the Contract is fully Surrendered if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.
When is the Annual Maintenance Fee Waived?
We will waive the Annual Maintenance Fee if your Contract Value is $50,000 or more on your Contract Anniversary or when you fully Surrender your Contract. In addition, we will waive one Annual Maintenance Fee for Contract Owners who own more than one Contract with a combined Contract Value between $50,000 and $100,000. If you have multiple Contracts with a combined Contract Value of $100,000 or greater, we will waive the Annual Maintenance Fee on all Contracts. However, we may limit the number of waivers to a total of six Contracts. We also may waive the Annual Maintenance Fee under certain other conditions. We do not include contracts from our Putnam Hartford line of variable annuity contracts with the Contracts when we combine Contract Value for purposes of this waiver.
Administrative Charge
For administration, we apply a daily charge for Series II and Series IIR Contracts at the rate of 0.15% per year against all Contract Values held in the Separate Account during both the accumulation and the annuity phases of the Contract. For Series III Contracts and Series IV Contracts, we apply a daily charge at the rate of 0.5% per year against all Contract Values held in the Separate Account during both the accumulation and the annuity phases of the Contract. There is not necessarily a relationship between the amount of administrative charge imposed on a Contract and the amount of expenses that may be attributable to that Contract; expenses may be more or less than the charge.
Premium Taxes
The amount of tax, if any, charged by federal, state, or other governmental entity on Premium Payments or Contract Values. On any contract subject to a Premium Tax, We may deduct the tax on a pro-rata basis from the Sub-Accounts at the time We pay the tax to the applicable taxing authorities, at the time the contract is surrendered, at the time death benefits are paid or on the Annuity Commencement Date. The Premium Tax rate varies by state or municipality. Currently the maximum rate charged by any state is 3.5% and 1.0% in Puerto Rico.
Charges Against the Funds
Annual Fund Operating Expenses — The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund reflects investment advisory fees, distribution fees, operating expenses and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds’ prospectuses.
Charges for Optional Benefits

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MAV Plus or MAV/EPB Death Benefit Charge — This rider/option can no longer be elected or added after you purchase your Contract. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub- Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You could only elect this benefit at the time you purchase your Contract. This optional death benefit is only available for Series IV Contracts.

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The Hartford’s Principal First Charge — This rider/option can no longer be elected or added after you purchase your Contract. We will deduct this charge on a daily basis based on Contract Value invested in the Sub-Accounts. If you elected this benefit, you cannot cancel it and we will continue to deduct the charge until we begin to make Annuity Payouts. You may elect the annuitization option at any time. You will be subject to fee increases if you elect to step-up the Benefit Amount.

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The Hartford’s Principal First Preferred Charge — This rider/option can no longer be elected or added after you purchase your Contract. We will deduct this charge on a daily basis based on your Contract Value invested in the Sub- Accounts. We will continue to deduct the charge until we begin to make Annuity Payouts or when you cancel the rider. You may elect the annuitization option at any time. You may elect to cancel this rider after the 5th anniversary of the date you added The Hartford’s Principal First Preferred to your Contract.

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The Hartford’s Lifetime Income Builder Charge — The Hartford’s Lifetime Income Builder is an option that can be elected at an additional charge based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub- Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.

We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase The Hartford’s Lifetime Income Builder charge on any Contract Anniversary, you will receive advance notice of the increase and will be given the opportunity to suspend the charge increase. If you suspend The Hartford’s Lifetime Income Builder charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may restart automatic Benefit Amount increases at the charge in effect since your most recent notification. In the case of a Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
Reduced Fees and Charges
We may offer, in our discretion, reduced fees and charges including, but not limited to CDSCs, the Mortality and Expense Risk Charge, the Annual Maintenance Fee, and charges for optional benefits, for certain Contracts (including employer sponsored savings plans) which may result in decreased costs and expenses. Reductions in these fees and charges will not be unfairly discriminatory against any Contract Owner.
c. The Hartford’s Principal First and The Hartford’s Principal First Preferred
Electing The Hartford’s Principal First or The Hartford’s Principal First Preferred
The Hartford’s Principal First and The Hartford’s Principal First Preferred can no longer be elected or added after you purchased your Contract.
Once you elect The Hartford’s Principal First you cannot cancel it and we will continue to deduct The Hartford’s Principal First Charge until we begin to make Annuity Payouts.
You may cancel The Hartford’s Principal First Preferred any time after the 5th Contract Year or the 5th anniversary of the date you added The Hartford’s Principal First Preferred to your Contract. If you cancel The Hartford’s Principal First Preferred, all Benefit Payments and charges for The Hartford’s Principal First Preferred will terminate. Once The Hartford’s Principal First Preferred is canceled it cannot be reinstated. If you do not cancel it, we will continue to deduct The Hartford’s Principal First Preferred Charge until we begin to make Annuity Payouts.
Whether you elected either The Hartford’s Principal First or The Hartford’s Principal First Preferred, a company-sponsored exchange will not be considered to be a revocation or termination of either benefit.
Overview
The Hartford’s Principal First and The Hartford’s Principal First Preferred are optional benefits that, if elected, are intended to protect the amount of your investment from poor market performance. The amount of your investment that is protected from poor market performance will be different depending on when you elected your optional benefit. The amount that is protected is your “Benefit Amount.” In other words, The Hartford’s Principal First and The Hartford’s Principal First Preferred operate as a guarantee of the Benefit Amount that you can access through a series of payments.
Determining your Benefit Amount

The initial Benefit Amount for both The Hartford’s Principal First and The Hartford’s Principal First Preferred depends on when you elected your optional benefit. If you elected your optional benefit when purchasing the Contract, your initial Premium Payment is equal to the initial Benefit Amount. If you elected your optional benefit at a later date, your Contract Value, on the date it is added to your Contract, is equal to the initial Benefit Amount.

•	Your Benefit Amount can never be more than $5 million.

•	Your Benefit Amount is reduced as you take withdrawals.
Once the initial Benefit Amount has been determined, we calculate the maximum guaranteed payment that may be made each year (“Benefit Payment”). The Benefit Payment is 7% or 5% of your Benefit Amount for The Hartford’s Principal First and The Hartford’s Principal First Preferred, respectively.
Benefit Payments
Benefit Payments are non-cumulative, which means your Benefit Payment will not increase in the future if you fail to take your full Benefit Payment for the current year. For example, for The Hartford’s Principal First Preferred if you do not take 5% one year, you may not take more than 5% the next year.
If you elected your optional benefit when you purchased your Contract, we count one year as the time between each Contract Anniversary. If you established your optional benefit anytime after you purchased your Contract, we count the first year as the time between the date we added the optional benefit to your Contract and your next Contract Anniversary, which could be less than a year.
Benefit Payments can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable CDSC.
If you Surrender more than the Benefit Payment out of your Contract in any one year we will recalculate the Benefit Amount. Anytime we re-calculate your Benefit Amount or your Benefit Payment we count one year as the time between the date we re-calculate and your next Contract Anniversary, which could be less than a year.
If, in one year, your Surrenders total more than your Benefit Payment out of your Contract we will re- calculate your Benefit Amount and your Benefit Payment may be lower in the future. We recalculate your Benefit Amount by comparing the results of two calculations. First we deduct the amount of the last Surrender from your Contract Value (“New Contract Value”) and then we deduct the amount of the last Surrender from the Benefit Amount (“New Benefit Amount”). Then we compare those results:

•	If the New Contract Value is more than or equal to the New Benefit Amount, and more than or equal to the Premium Payments invested in the Contract, the Benefit Payment is unchanged.

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If the New Contract Value is more than or equal to the New Benefit Amount, but less than the Premium Payments invested in the Contract, we have to recalculate your Benefit Payment. For The Hartford’s Principal First, your Benefit Payment becomes 7% of your New Contract Value. For The Hartford’s Principal First Preferred, your Benefit Payment becomes 5% of your New Contract Value.

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If the New Contract Value is less than the New Benefit Amount, your New Benefit Amount is then equal to the New Contract Value. We have to recalculate your Benefit Payment. We recalculate the Benefit Payment by comparing the “old” Benefit Payment to the “new” Benefit Payment for the New Benefit Amount and your Benefit Payment becomes the lower of those two values.

Any additional Premium Payments made to your Contract will cause the Benefit Amount to be increased on a dollar-for-dollar basis. The Benefit Payment will equal the prior Benefit Payment plus 5% or 7% of the additional Premium Payment for The Hartford’s Principal First Preferred and The Hartford’s Principal First, respectively. If your Benefit Payment on your most recent Contract Anniversary exceeds the Annual Withdrawal Amount, we will waive any applicable Contingent Deferred Sales Charge for withdrawals up to that Benefit Payment amount.
If you change the ownership or assign this Contract to someone other than your spouse after 12 months of electing either optional benefit, we will recalculate the Benefit Amount and the Benefit Payment may be lower in the future.
The Benefit Amount will be recalculated to equal the lesser of:

•	The Benefit Amount immediately prior to the ownership change or assignment; or

•	The Contract Value at the time of the ownership change or assignment.

Surrendering your Contract
You can Surrender your Contract any time, however, you will receive your Contract Value at the time you request the Surrender with any applicable charges deducted and not the Benefit Amount or the Benefit Payment amount you would have received under The Hartford’s Principal First or The Hartford’s Principal First Preferred.
If you still have a Benefit Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, you will still receive a Benefit Payment through a fixed annuity payout option until your Benefit Amount is depleted.
The fixed annuity payout option for The Hartford’s Principal First is called The Hartford’s Principal First Payout Option. The fixed annuity payout option for The Hartford’s Principal First Preferred is called The Hartford’s Principal First Preferred Payout Option.
While you are receiving payments under either of these fixed annuity payout options, you may not make additional Premium Payments, and if you die before you receive all of your payments, your Beneficiary will continue to receive the remaining payments.
Annuitizing your Contract
If you elected The Hartford’s Principal First or The Hartford’s Principal First Preferred and later decide to annuitize your Contract, you may choose The Hartford’s Principal First Payout Option or The Hartford’s Principal First Preferred Payout Option in addition to those Annuity Payout Options offered in the Contract.
Under both of these Annuity Payout Options, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount. We may offer other Payout Options.
If you, the joint Contract Owner or Annuitant die before the Annuity Calculation Date and all of the Benefit Payments guaranteed by us have not been made, the Beneficiary may elect to take the remaining Benefit Payments by electing The Hartford’s Principal First Payout Option or The Hartford’s Principal First Preferred Payout Option whichever is applicable or any of the death benefit options offered in your Contract.
If the Annuitant dies after the Annuity Calculation Date and before all of the Benefit Payments guaranteed by us have been made, the payments will continue to be made to the Beneficiary.
The Hartford’s Principal First — Step-Up
Any time after the 5th year The Hartford’s Principal First has been in effect, you may elect to “step-up” the Benefit Amount. There is no “step-up” available for The Hartford’s Principal First Preferred. If you choose to “step-up” the Benefit Amount, your Benefit Amount will be re-calculated to equal your total Contract Value. Your Benefit Payment then becomes 7% of the new Benefit Amount, and will never be less than your existing Benefit Payment. You cannot elect to “step-up” the Benefit Amount if your current Benefit Amount is higher than your Contract Value. Any time after the 5th year The Hartford’s Principal First “step-up” has been in place, you may choose to “step-up” the Benefit Amount again. Contract Owners who become owners by virtue of the Spousal Contract Continuation provision of the Contract can “step-up” without waiting for the 5th year their Contract has been in force.
We currently allow you to “step-up” The Hartford’s Principal First on any day after the 5th year the benefit has been in effect, however, in the future we may only allow a “step-up” to occur on your Contract Anniversary. At the time you elect to “step up,” we may be charging more for The Hartford’s Principal First, but in no event will this charge exceed 0.75% annually. Regardless of when you bought your Contract, upon “step-up” we will charge you the current charge. Before you decide to “step-up,” you should request a current prospectus which will describe the current charge for this benefit. This rider protects your investment by guaranteeing Benefit Payments until your Benefit Amount, rather than your Contract Value, has been exhausted. You may also elect “step-ups” that reset your Benefit Amount to the then prevailing Contract Value.
You or your Spouse (if Spousal Contract continuation has been chosen) may elect to step-up your Benefit Amount following the 5th Contract Year that you added this rider to your Contract and again on each fifth anniversary from the last time you elected to step-up your Benefit Amount (or upon Spousal Contract continuation, whichever is earlier)(these dates are called “election dates” in this section). Your Benefit Amount will then become the Contract Value as of the close of business on the Valuation Date that you properly made this election. Each time that you exercise step-up rights, your Benefit Payment will be reset to 7% of the new Benefit Amount, but will never be less than your then existing Benefit Payment. You must follow certain requirements to make this election:

•	We will accept requests for a step-up in writing, verbally or electronically, if available.

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Written elections must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of making this election. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuineness of any election.

•	We will not accept any written election request received more than 30 days prior to an election date.

•	We will not accept any Internet (if available) or telephone election requests received prior to the election date. You may not post-date your election.

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If an election form is received in good order within the 30 days prior to an election date, the “step up” will automatically occur on the rider anniversary (or if the rider anniversary in a Non-Valuation Day then the next following Valuation Day). If an election form is received in good order on or after an election date, the “step up” will occur as of the close of business on the Valuation Day that the request is received by us at our Administrative Office. We reserve the right to require you to elect step-ups only on Contract Anniversaries.

•	We will not honor any election request if your Contract Value is less than your Benefit Amount effective as of the step-up effective date.

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Your election is irrevocable. This means that if your Contract Value increases after your step-up, you can not ask us to reset your Benefit Amount again until your next election date. The fee for this rider may also change when you make this election and will remain in effect until your next election, if any.

The Hartford’s Principal First Preferred — Investment Restrictions
We reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the effective date.
Required Minimum Distributions
Qualified Contracts are subject to certain federal tax rules requiring that minimum distributions be withdrawn from the Contract on an annual basis, usually beginning after age 70½. These withdrawals are called Required Minimum Distributions. A Required Minimum Distribution may exceed your Benefit Payment, which will cause a recalculation of your Benefit Amount. Recalculation of your Benefit Amount may result in a lower Benefit Payment in the future.
For purposes of The Hartford’s Principal First Preferred, if you enroll in our Automatic Income Program to satisfy the Required Minimum Distributions from the Contract and, as a result, the withdrawals exceed your Benefit Payment we will not recalculate your Benefit Amount or Benefit Payment.
Other Information
We reserve the right to treat all Contracts issued to you by us or one of our affiliates within a calendar year as one Contract for purposes of The Hartford’s Principal First and The Hartford’s Principal First Preferred. This means that if you purchase two Contracts from us in any twelve month period and elect either The Hartford’s Principal First or The Hartford’s Principal First Preferred on both Contracts, withdrawals from one Contract may be treated as withdrawals from the other Contract.
We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

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The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

For examples on how The Hartford’s Principal First is calculated, please see “Appendix III.” For examples on how The Hartford’s Principal First Preferred is calculated, please see “Appendix IV.”
d. The Hartford’s Lifetime Income Builder
This rider is closed to new investors. (Including existing owners)
Overview
The Hartford’s Lifetime Income Builder is an optional rider that is intended to help protect your Contract investment from poor market performance. The Hartford’s Lifetime Income Builder provides a single Benefit Amount payable as two separate but bundled benefits which form the entire benefit. In other words, The Hartford’s Lifetime Income Builder is a guarantee of the Benefit Amount that you can access two ways:

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Withdrawal Benefit allows (a) Benefit Payments: a series of withdrawals which may be paid annually until the Benefit Amount is reduced to zero or (b) Lifetime Benefit Payments: a series of withdrawals which may be paid annually until the death of any Owner(s) if the oldest Owner(s) (or Annuitant if the contract owner is a trust) is age 60 or older. You may elect to receive either a Benefit Payment or a Lifetime Benefit Payment at one time. The Benefit Payments and Lifetime Benefit Payments may continue even if the Contract Value is reduced to zero; or

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Guaranteed Minimum Death Benefit a Death Benefit equal to the greater of the Benefit Amount or the Contract Value if the Contract Value is greater than zero. The Death Benefit is payable at the death of any Contract Owner or Annuitant. Depleting the Benefit Amount by taking Withdrawal Benefits or Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit.

Electing The Hartford’s Lifetime Income Builder
This rider is closed to new investors. You may elect The Hartford’s Lifetime Income Builder only at the time of purchase and once you do so, your choice is irrevocable. However, a Company sponsored exchange of this rider will not be considered to be a revocation or termination of this rider. The benefits comprising The Hartford’s Lifetime Income Builder may not be purchased separately. This rider is no longer available for new sales.
The Hartford’s Lifetime Income Builder is only available if the oldest Contract Owner or Annuitant is age 75 or younger at Contract issue.
If you elected The Hartford’s Lifetime Income Builder, you may not elect The Hartford’s Principal First or The Hartford’s Principal First Preferred and The Hartford’s Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The fee for this rider is based on your then current Benefit Amount. This additional charge will automatically be deducted from your Contract Value on each Contract Anniversary. The charge is withdrawn from each Sub-Account and the Fixed Account in the same proportion that the value of the Sub-Account bears to the total Contract Value. The rider fee will not be taken from the DCA Plus account. The charge is deducted after all other financial transactions and any Benefit Amount increases are made. Once you elect this benefit, we will continue to deduct the charge until we begin to make Annuity Payouts. The rider charge may limit access to Fixed Accounts in certain states.
We reserve the right to increase the charge up to a maximum rate of 0.75% any time on or after your fifth Contract Anniversary or five years from the date from which we last notified you of a fee increase, whichever is later. If we increase this charge, you will receive advance notice of the increase and will be given the opportunity to suspend this and future charge increases. If you suspend any charge increase, you will no longer receive automatic Benefit Amount increases. If we do not receive notice from you to suspend the increase, we will automatically assume that automatic Benefit Amount increases will continue and the new charge will apply. Within 30 days prior to subsequent Contract Anniversaries, you may restart automatic Benefit Amount increases at the charge in effect since your most recent notification. If you Surrender prior to a Contract Anniversary, a pro rata share of the charge will be assessed and will be equal to the charge multiplied by the Benefit Amount prior to the Surrender, multiplied by the number of days since the last charge was assessed, divided by 365.
You may decline the fee increase and permanently waive automatic Benefit Amount increases by:

•	Notifying us in writing, verbally or electronically, if available.

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Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
If you decline the fee increase we will suspend automatic Benefit Amount increases. You can restart automatic Benefit Amount increases within 30 days of your Contract Anniversary if you accept the rider fee currently in effect.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Determining your Benefit Amount
The initial Benefit Amount equals your initial Premium Payment. The Benefit Amount will be adjusted in the future through your actions as well as ours. The Benefit Amount will be increased as a result of any subsequent Premium Payments and automatic Benefit Amount increases. The Benefit Amount will be decreased as a result of any Surrenders and potentially, any changes in ownership.

•
Automatic Benefit Amount increases. We may increase the Benefit Amount on each Contract Anniversary (referred to as “automatic Benefit Amount increases”), depending on the investment performance of your Contract. To compute this percentage, we will divide your Contract Value on the then current Contract Anniversary by the Maximum Contract Value, and subtract 1. In no event will this ratio be less than 0% or greater than 10%. Automatic Benefit Amount increases will continue until the Contract Anniversary immediately following the oldest Owner’s or Annuitant’s 75th birthday.

•	Subsequent Premium Payments. When subsequent Premium Payments are received, the Benefit Amount will be increased by the dollar amount of the subsequent Premium Payment.

•	Surrenders. When a Surrender is made, the Benefit Amount will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the Benefit Amount becomes the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

C.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Amount is re-calculated to the greater of zero or the lesser of (i) or (ii) as follows:

(i)	the Contract Value immediately following the Surrender; or

(ii)	the Benefit Amount immediately prior to the Surrender, less the amount of Surrender.

•
Benefit Amount Limits. Your Benefit Amount cannot be less than $0 or more than $5 million. Any sums in excess of this ceiling will not be included for any benefits under The Hartford’s Lifetime Income Builder.

If your automatic Benefit Amount increases have been suspended as a result of your declining a fee increase, you will have the option to elect the automatic Benefit Amount increase again 30 days prior to each Contract Anniversary at the then current charge. If you decide to elect the automatic Benefit Amount increase on a future Contract Anniversary, we will thereafter resume automatic Benefit Amount increases.
Since the Benefit Amount is a central source for both benefits under The Hartford’s Lifetime Income Builder, taking withdrawals will ultimately lessen or eliminate the Guaranteed Minimum Death Benefit.
Please refer to the Examples included in Appendix VI for a more complete description of these effects.
Withdrawal Benefit
The following Section describes both Benefit Payments and Lifetime Benefit Payments which together comprise the Withdrawal Benefit.
Benefit Payments
Under this option, Surrenders may be taken immediately as a Benefit Payment that is initially set equal to 5% annually of the initial Benefit Amount. The Benefit Payment is the amount guaranteed for withdrawal each Contract Year until the Benefit Amount is reduced to zero (even if the Contract Value is first reduced to zero). We support this guaranteed payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
The Benefit Payment can be divided up and taken on any payment schedule that you request. You can continue to take Benefit Payments until the Benefit Amount has been depleted.
Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken during any Contract Year, the Benefit Payment will be adjusted to equal the amount in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Benefit Payment, the Benefit Payment until the next Contract Anniversary is equal to the Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Benefit Payment will be recalculated to equal the Benefit Amount immediately following the Surrender times 5%.

If you choose an amount less than the Benefit Payment in any Contract Year, the remaining annual Benefit Payment cannot be carried forward to the next Contract Year. You may elect to take Benefit Payments at any time provided that the Benefit Amount is greater than zero.
If you make a subsequent Premium Payment, the Benefit Payment will be re-calculated to equal 5% of the Benefit Amount immediately after the subsequent Premium Payment is made.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary, we will automatically recalculate the Benefit Payment to the greater of the Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.
If Surrenders are less than or equal to the Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the Contract under our minimum amount rules if the Benefit Amount is greater than zero. However, if the Benefit Amount is zero and the Contract Value remaining after any Surrender is also less than our minimum amount rules then in effect, we may terminate the Contract and pay you the Surrender Value.
Lifetime Benefit Payment
Under this option, Surrenders may be taken as a Lifetime Benefit Payment that is initially set equal to 5% annually of the Benefit Amount on the Contract Anniversary immediately following the oldest Owner’s 60th birthday or 5% of the initial Benefit Amount if the oldest Owner is 60 or older at the rider’s effective date. In other words, you may elect to go from Benefit Payments to Lifetime Benefit Payments once the oldest Contract Owner turns 60 provided that your Contract Value at the time of election is greater than zero. The Lifetime Benefit Payment is the amount guaranteed to be available for withdrawal each Contract Year until the first death of any Owner (even if the Contract Value is reduced to zero). We support this payment through our General Account which is subject to our claims paying ability and other liabilities as a company.
Lifetime Benefit Payments can be divided up and taken on any payment schedule that you request.
Lifetime Benefit Payments are treated as partial Surrenders and are deducted from your Contract Value. Each Lifetime Benefit Payment reduces the amount you may Surrender under your Annual Withdrawal Amount. Surrenders in excess of your Lifetime Benefit Payment include any applicable Contingent Deferred Sales Charge.
Whenever a Surrender is taken after the Contract Anniversary immediately following the oldest Owner’s 60th Birthday, the Lifetime Benefit Payment will be equal to the amount determined in either (A), (B) or (C) as follows:

A.
If total Surrenders since the most recent Contract Anniversary are equal to or less than the Lifetime Benefit Payment, the Lifetime Benefit Payment is equal to the Lifetime Benefit Payment immediately prior to the Surrender.

B.
If total Surrenders since the most recent Contract Anniversary exceed the Lifetime Benefit Payment as a result of enrollment in our Automatic Income Program to satisfy Required Minimum Distributions, the provisions of (A) will apply.

C.
If total Surrenders since the most recent Contract Anniversary are more than the Lifetime Benefit Payment and the Required Minimum Distribution exception in (B) does not apply, the Lifetime Benefit Payments will be re-calculated to equal the Benefit Amount immediately following the partial Surrender times 5%.

If you choose an amount less than the Lifetime Benefit Payment in any Contract Year, the remaining annual Lifetime Benefit Payment cannot be carried forward to the next Contract Year.
Lifetime Benefit Payments will be available until the first death of any Contract Owner. If the Contract Value is reduced to zero, Lifetime Benefit Payments will automatically continue under The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout.
If you make a subsequent Premium Payment after the Contract Anniversary immediately following the oldest Owner’s 60th birthday, the Lifetime Benefit Payment will be re-calculated on the next Contract Anniversary to equal 5% of the Benefit Amount after the subsequent Premium Payment is made.
If Surrenders are not taken prior to the Contract Anniversary immediately following the oldest Contract Owner’s 60th birthday, the Lifetime Benefit Payment will equal the Benefit Payment. If Surrenders are taken prior to the Contract Anniversary immediately following the oldest Contract Owner’s 60th birthday, the Lifetime Benefit Payment may be less than the Benefit Payment.
If there is an increase in the Benefit Amount due to an automatic Benefit Amount increase on any Contract Anniversary after the oldest Owner’s 60th birthday, we will automatically re-calculate the Lifetime Benefit Payment to equal the greater of the Lifetime Benefit Payment immediately prior to the increase or the Benefit Amount immediately after the increase times 5%.

If a Surrender is less than or equal to the Lifetime Benefit Payment but results in the Contract Value remaining after such Surrender to be less than our minimum amount rules then in effect, we will not terminate the contract under our minimum amount rules. However, if the Contract Value remaining after any Surrender is less than our minimum amount rules then in effect and the Benefit Amount and your Lifetime Benefit Payments have been reduced to zero, we may terminate the contract and pay the Surrender Value.
Please refer to the Examples included in Appendix V for a more complete description of these effects.
Surrendering your Contract under The Hartford’s Lifetime Income Builder
You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value at the time you request this Surrender with any applicable charges deducted and not the Benefit Amount, Lifetime Benefit Payment or the Benefit Payment amount you would have received under The Hartford’s Lifetime Income Builder.
If you still have a Benefit Amount or Lifetime Benefit Payment Amount after you Surrender all of your Contract Value or your Contract Value is reduced to zero, we will issue a payout annuity. If the Contract Owner is a natural person we will treat the Contract Owner(s) as the Annuitant(s) for purposes of this annuity. If there is more than one Annuitant, the annuity will be on a first-to-die basis (joint and 0% survivor annuity). You may elect to have the Benefit Amount or Lifetime Benefit Payment paid to you under either The Hartford’s Lifetime Income Builder Fixed Period Certain Payout or The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option described in the Annuity Payout Section. The election is irrevocable. You may elect to defer the Annuity Commencement Date until you are eligible for The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout, described below.
Guaranteed Minimum Death Benefit Provision
The Hartford’s Lifetime Income Builder includes a Guaranteed Minimum Death Benefit (“GMDB”) that replaces the standard Premium Security Death Benefit described in this prospectus. This Death Benefit guarantees that we will pay to the Beneficiary the greater of the Benefit Amount or the Contract Value (as long as the Contract Value is greater than zero) as of the date due proof of death is received by us. If the Contract Value is zero as of the date that due proof of death is received by us, there will be no death benefit under The Hartford’s Lifetime Income Builder.
Ownership Change
We reserve the right to approve all ownership changes. Certain approved changes in ownership may cause a re-calculation of the benefits subject to applicable state law. Generally, we will not re-calculate the benefits under The Hartford’s Lifetime Income Builder so long as the change in ownership does not affect the life on which the Contract is based and does not result in a change in the tax identification number under the Contract.
Any ownership change made prior to the first Contract Anniversary will have no impact on The Hartford’s Lifetime Income Builder rider or the benefits thereunder as long as the new Owner(s) and Annuitant are less than age 76 at the time of the change.
An ownership change after the first Contract Anniversary that causes a re-calculation in the benefits as long as the oldest Owner(s) or Annuitant after the change are less than age 76 at the time of the change will automatically result in either (A) or (B):

(A)
If The Hartford’s Lifetime Income Builder rider is not currently available for sale, we will continue the existing The Hartford’s Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.

(B)
If The Hartford’s Lifetime Income Builder rider is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount will be re-calculated to the lesser of the Contract Value or the Benefit Amount on the date of the change. The Benefit Payment and Lifetime Benefit Payment will be re-calculated on the date of the change.

If the oldest Owner(s) or Annuitant is age 76 or greater at the time of an ownership change, The Hartford’s Lifetime Income Builder rider will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford’s Lifetime Income Builder charge will terminate.
In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.
Spousal Contract Continuation

If the Contract Owner dies and the Beneficiary is the deceased Contract Owner’s spouse at the time of death, the spouse may continue the Contract, and we will adjust the Contract Value to the Death Benefit value (the greater of the Death Benefit and the Benefit Amount).
If the spouse elects to continue the Contract and is less than age 76 at the time of the continuation, then either (A) or (B) will automatically apply:

(A)
If The Hartford’s Lifetime Income Builder is not currently available for sale, we will continue the existing The Hartford’s Lifetime Income Builder for the GMDB only and the Withdrawal Benefit will terminate. The charge will discontinue.

(B)
If The Hartford’s Lifetime Income Builder is currently available for sale, we will continue the existing rider with respect to all benefits at the current charge. The Benefit Amount and Maximum Contract Value will be re-calculated to the Contract Value on the continuation date. The Benefit Payments and Lifetime Benefit Payments will be re-calculated on the continuation date.

If the spouse elects to continue the Contract and is age 76 or greater at the time of the continuation, The Hartford’s Lifetime Income Builder will continue with respect to the Guaranteed Minimum Death Benefit only and the Withdrawal Benefit will terminate. The Guaranteed Minimum Death Benefit will be modified to equal Contract Value only. The Hartford’s Lifetime Income Builder charge will terminate.
In addition, we reserve the right to limit the Sub-Accounts into which you may allocate your Contract Value on and after the ownership change effective date. We may prohibit investment in any Sub-Account, require you to allocate your Contract Value according to an asset allocation model or to allocate your Contract Value to a fund-of-funds Sub-Account. If you violate the restrictions, then the rider, its benefits and its charges will terminate.
Annuity Commencement Date
If the annuity reaches the maximum Annuity Commencement Date, which is the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, the Contract will automatically be annuitized. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under The Hartford’s Lifetime Income Builder rules applicable when the Contract Value equals zero.
Proof of Survival
The payment of any annuity benefit will be subject to evidence that the Annuitant is alive on the date such payment is otherwise due.
Other Information
The Hartford’s Lifetime Income Builder may not be available in all states or through all broker-dealer firms.
For purposes of determining the Benefit Amount under The Hartford’s Lifetime Income Builder, we reserve the right to treat one or more Contracts issued by us to you with The Hartford’s Lifetime Income Builder in the same calendar year as one Contract. Accordingly, if we elect to aggregate Contracts, we will change the period over which we measure withdrawals against the Benefit Payment.
The Hartford’s Lifetime Income Builder may not be appropriate for all investors. Several factors, among others, should be considered:

•
Inasmuch as these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use. For instance, if you deplete your Benefit Amount through Surrenders, whether voluntarily or as a result of Required Minimum Distributions, you will reduce your Death Benefit. If the Contract Value is zero as of the date that due proof of death is received by us, there will be no death benefit under The Hartford’s Lifetime Income Builder.

•
Inasmuch as Withdrawal Benefits may reduce or eliminate the GMDB, electing The Hartford’s Lifetime Income Builder rider as part of an investment program involving a qualified plan may not make sense unless, for instance, other features of this Contract such as Withdrawal Benefits and access to underlying Funds, outweigh the absence of additional tax advantages from a variable annuity.

•
Purchasing The Hartford’s Lifetime Income Builder rider is a one time only event and cannot be undone later. If you elect The Hartford’s Lifetime Income Builder you will also forfeit other benefits such as The Hartford’s Principal First and The Hartford’s Principal First Preferred.

•	Withdrawals are taxable as ordinary income to the extent of earnings and may also be subject to a 10% federal income tax penalty. Such withdrawals may have state income tax implications.

•
Spouses who are not a joint Owner or a Beneficiary may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner-spouse. Continuation of all of the options available in The Hartford’s Lifetime Income Builder is dependent upon its availability at the time of death of the first Contract Owner-spouse and will be subject to then prevailing charges.

•
Annuitizing your Contract, whether voluntarily or not, will impact these benefits. First, annuitization shall eliminate the Guaranteed Minimum Death Benefit. Second, annuitization will terminate any Withdrawal Benefits which will be converted into annuity payments according to the annuitization option chosen. Accordingly, Lifetime Benefit Payments could be replaced by another “lifetime” payout option but will not be subject to automatic Benefit Amount increases.

•	Certain ownership changes may result in a reduction of benefits.

•	We may not allow assignments under The Hartford’s Lifetime Income Builder.

•	We may increase the charge for this rider on or after the fifth Contract Anniversary or five years since your last increase notification.
We do not automatically increase payments under the Automatic Income Program if your Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Benefit Payments and your eligible Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The 2009 change to the Internal Revenue Code pertaining to Required Minimum Distributions do not change the calculation of your eligible withdrawal amount under the rider if you are enrolled in the Automatic Income Program.

For examples on how The Hartford’s Lifetime Income Builder is calculated, please see Appendix VI.

e. Death Benefits
What is the Death Benefit and how is it calculated?
The Death Benefit is the amount we will pay if the Contract Owner, joint Contract Owner, or the Annuitant dies before we begin to make Annuity Payouts. We calculate the Death Benefit when we receive a certified death certificate or other legal document acceptable to us. The calculations for the Death Benefit that are described below are based on the Contract Value on the date we receive a certified death certificate or other legal document acceptable to us.
Unless the Beneficiary provides us with instructions to reallocate the Death Benefit among the Accounts, the calculated Death Benefit will remain invested in the same Accounts, according to the Contract Owner’s last instructions until we receive complete written settlement instructions from the Beneficiary. This means the Death Benefit amount will fluctuate with the performance of the underlying Funds. When there is more than one Beneficiary, we will calculate the Accumulation Units for each Sub-Account and the dollar amount for the Fixed Account for each Beneficiary’s portion of the proceeds.
Death Benefit for Series IV Contracts
In most cases, we have used the same terminology in the Contract and this prospectus. However, when describing the Death Benefits, we have used different terms in this prospectus than in the Contract. When you receive your Contract after purchase, it will include Contract riders that describe your Death Benefit. For the standard Death Benefit, called Premium Security Death Benefit in your prospectus, for age 80 and under, you will receive riders entitled “Asset Protection Death Benefit” and “Premium Security Death Benefit.” Together, these riders make up the Premium Security Death Benefit. For the Asset Protection Death Benefit, you will receive a Contract rider with the same name. If you elect the MAV Plus Death Benefit, you will receive a rider entitled the “Maximum Anniversary Value/Earnings Protection Benefit” rider. If, after you receive your Contract you have any questions about terminology of the names of the riders, please call your Account Executive or us.
This Contract comes with a standard Death Benefit, which depends on the age of you and your Annuitant. This minimum guaranteed Death Benefit is at no additional cost. If you and your Annuitant are younger than age 81 on the issue date, your Death Benefit is the Premium Security Death Benefit. If you or your Annuitant are age 81 or older, your Death Benefit is the APB Death Benefit, which is short for Asset Protection Death Benefit.
This minimum guaranteed Death Benefit is offered at no additional cost. If you elect The Hartford’s Lifetime Income Builder, The Hartford’s Lifetime Income Builder Guaranteed Minimum Death Benefit will replace the Premium Security Death Benefit as the standard Death Benefit. The Hartford’s Lifetime Income Builder Guaranteed Minimum Death Benefit is described later in this prospectus.
The Premium Security Death Benefit
If both you and your Annuitant were younger than age 81 on the date we issued this Contract, your Death Benefit is the greatest of:

•	Your Contract Value on the date we receive due proof of death;

•	Your Total Premium Payments adjusted for any partial Surrenders; or

•	The lesser of:

✓	Your Maximum Anniversary Value described below; or

✓	Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.
The Asset Protection Death Benefit
If you or your Annuitant were age 81 or older on the date we issue this Contract, the Death Benefit is the greatest of A, B and, if applicable, C below:

A.	Your Contract Value on the date we receive due proof of death;

B.	The lesser of:

✓	Total Premium Payments adjusted for any partial Surrenders; or

✓
Your Contract Value on the date we receive due proof of death plus 25% of total Premium Payments adjusted for partial Surrenders and excluding subsequent Premium Payments we receive within 12 months of death.

C.
If one of you and your Annuitant is age 81 or older on the date we issue this Contract and one of you and your Annuitant is age 79 or younger on the date we issue this Contract, the death benefit payable upon the death of the younger of you or your Annuitant as determined above will be subject to the following minimum amount:

•	The lesser of:

✓	Your Maximum Anniversary Value described below; or

✓	Your Contract Value on the date we receive due proof of death plus 25% of your Maximum Anniversary Value excluding subsequent Premium Payments we receive within 12 months of death.
Maximum Anniversary Value
The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced for any partial Surrenders as shown below.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
Adjustments for Surrenders
We calculate the adjustments to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
We calculate the adjustments to your Maximum Anniversary Value for any Surrenders by reducing your Maximum Anniversary Value on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your Maximum Anniversary Value proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Optional Death Benefit for Series IV Contracts
You were able to elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the “MAV Plus Death Benefit,” which is short for “Maximum Anniversary Value Plus Death Benefit.” The name of the rider for the MAV Plus Death Benefit is called the “Maximum Anniversary Value/Earnings Protection Benefit” rider. If you elected MAV Plus, the benefit that we pay upon death will be the greater of the Premium Security Death Benefit and MAV Plus Death Benefit.
In states where the MAV Plus Death Benefit is not available, we offer the “MAV Death Benefit,” which stands for “Maximum Anniversary Value Death Benefit.” Not all Death Benefit choices are available in all states or through all broker-dealer firms. For more information, see State Variations in Section 7 or call your Account Executive or contact us. We also have examples of the Death Benefit calculations in Appendix II at the end of the prospectus that may be helpful in understanding the Death Benefit choices.
The MAV Plus Death Benefit
If you elected MAV Plus, the benefit that we pay upon death will be the greater of the standard Death Benefit and MAV Plus Death Benefit. In states where the MAV Plus Death Benefit is not available, we offer the “MAV Death Benefit,” which stands for “Maximum Anniversary Value Death Benefit.” Not all Death
Benefit choices are available in all states or through all broker- dealer firms. For more information, see State Variations in Section 7 or contact us or your Account Executive.
The MAV Plus Death Benefit is available for an additional annual charge, deducted daily, based on your Contract Value invested in the Sub-Accounts. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.
The MAV Plus Death Benefit is the greatest of:

•	Your Contract Value on the date we receive due proof of death;

•	Total Premium Payments adjusted for any partial Surrender;

•	Your Maximum Anniversary Value; or

•	Your Earnings Protection Benefit described below.
Earnings Protection Benefit

The Death Benefit depends on the age of you and your Annuitant on the date the MAV Plus Death Benefit was added to your Contract. If each age is 69 or younger, the benefit is the Contract Value on the date we receive due proof of death plus 40% of the lesser of Contract gain on that date and the cap. The terms gain and cap are described below.
If you and/or your Annuitant were age 70 or older on the date the MAV Plus Death Benefit was added to your Contract, the benefit is the Contract Value on the date we receive due proof of death plus 25% of the lesser of Contract gain on that date and the cap.
We determine Contract gain by subtracting your Contract Value on the date you added the MAV Plus Death Benefit from the Contract Value on the calculation date. We then deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.
We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain immediately prior to the Surrender. The adjustment is the difference between the two, but not less than zero.
The Contract gain that is used to determine your Death Benefit has a limit or cap. The cap is 200% of the following:

•	The Contract Value on the date the MAV Plus Death Benefit was added to your Contract; plus

•	Premium Payments made after the MAV Plus Death Benefit was added to your Contract, excluding any Premium Payments made within 12 months of the date we receive due proof of death; minus

•	Any adjustments for partial Surrenders.
Additional Information about the Death Benefits for Series IV Contracts
For more information on how these optional benefits may affect your taxes, please see the section entitled, “Federal Tax Considerations,” under sub-section entitled “Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax- Qualified Retirement Plans.”
We impose a limit on total death benefits if:

•	The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and

•	Aggregate Premium Payments total $5 million or more.
When the limit applies, total death benefits cannot exceed the greater of:

•	The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

•	The aggregate Contract Value plus $1 million.
However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

•	The aggregate Contract Value; plus

•	The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.
Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.
In addition, there may be limitations on the aggregate death benefits if you purchased one or more contracts with an initial Premium Payment of less than $5,000,000 but you add Premium Payments or purchased additional contracts such that Premium Payments under the contracts aggregate to $5,000,000 or more. See your contract for more information.
Death Benefit for Series II, Series IIR and Series III Contracts
You were able to purchase this Contract with either the Asset Protection Death Benefit or the Premium Protection Death Benefit. You could not choose both. If you did not choose a Death Benefit, we will issued your Contract with the Asset Protection Death Benefit.
You were able to elect an optional Death Benefit for an additional charge. We call the optional Death Benefit the “MAV/EPB Death Benefit,” which is short for “Maximum Anniversary Value/Earnings Protection Benefit Death Benefit.” The MAV/EPB Death Benefit is in addition to the Asset Protection Death Benefit or the Premium Protection Death Benefit.
The following table summarizes information about the Death Benefit choices in the Series II, Series IIR and Series III Contracts. We also have examples of the Death Benefit calculations in Appendix II at the end of the prospectus that may be helpful in understanding the Death Benefit choices. You made your Death Benefit choices at the time you purchased your Contract. You cannot change those elections. The following chart, which was designed to assist owners when the Contracts were still for sale, is included to help you understand the choices you made.

Standard Death Benefit Choices	Summary	How it works
Asset Protection	Not available if you elect the Premium Protection Death Benefit.	This Death Benefit is the greatest of:
Death Benefit	No extra charge.	✓ Contract Value; or

✓    Contract Value PLUS 25% of the total Premium Payments excluding any subsequent Premium Payments we receive within 12 months of death or after death. Premium Payments are adjusted for any partial Surrenders; or

✓ Contract Value PLUS 25% of your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death or after death.
This Death Benefit cannot exceed the greatest of:
✓ Contract Value; or
✓ Total Premium Payments adjusted for any partial Surrenders; or
✓ Your Maximum Anniversary Value.
Premium Protection Death Benefit	Not available if you elect the Asset Protection Death Benefit.	This Death Benefit is the greater of:
Death Benefit	No extra charge.	✓ Contract Value; or
	You cannot choose this Death Benefit if either you or your Annuitant are 76 years old or older.	✓ Total Premium Payments you have made to us minus an adjustment for any partial Surrenders.

Optional Death Benefit	Summary	How it works
MAV/EPB Death Benefit
Optional Death Benefit that is available for an additional annual charge based on your Contract Value invested in the Sub-Accounts and is deducted daily.
Only available upon purchase.
May elect in addition to either the Asset Protection Death Benefit or the Premium Protection Death Benefit. The Death Benefit will be the same regardless of whether you elect the Asset Protection Death Benefit or the Premium Protection Death Benefit.
You cannot choose this Death Benefit by itself.
You cannot choose this Death Benefit if you or your Annuitant are 76 years old or older.
If you elect this Death Benefit with the Asset Protection Death Benefit, your Death Benefit will be the greatest of:
✓ The Asset Protection Death Benefit described above;
✓ The total Premium Payments you have made to us adjusted for any partial Surrenders;
✓ our Maximum Anniversary Value; or
✓ The Earnings Protection Benefit.
If you elect this Death Benefit with the Premium Protection Death Benefit, your Death Benefit will be the greatest of:
✓ The Premium Protection Death Benefit described above;
✓ Your Maximum Anniversary Value; or
✓ The Earnings Protection Benefit.
Asset Protection Death Benefit
The Asset Protection Death Benefit is one of the two standard Death Benefit choices.
Here is an example of how the Asset Protection Death Benefit works.
Assume that:

➢	You made an initial Premium Payment of $100,000.

➢	In your fourth Contract Year, you made a partial Surrender of $8,000.

➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000.

➢	On the day we calculate the Death Benefit, your Contract Value was $115,000.

➢	Your Maximum Anniversary Value was $150,000.

We determine the Asset Protection Death Benefit by finding the greatest of these three values:	Based on the assumptions above, here is how we would do the actual calculations:
✓ Contract Value or	Contract Value equals $115,000.
✓    Contract Value PLUS 25% of the total Premium Payments excluding any subsequent Premium Payments we receive within 12 months of death or after death. Premium Payments are adjusted for any partial Surrenders; or
$115,000 + [25% (($100,000 − $0) − $8,000)] = $138,000
✓ Contract Value PLUS 25% of your Maximum Anniversary Value excluding any subsequent Premium Payments we receive within 12 months of death or after death.	$115,000 + [25% ($150,000)] = $152,500.
The Asset Protection Death Benefit has a maximum. That means the Death Benefit cannot exceed the Asset Protection Death Benefit Maximum.
Asset Protection Death Benefit Maximum:
The Asset Protection Death Benefit cannot exceed the greatest of:	Based on the assumptions above, here is the calculation of the Asset Protection Death Benefit Maximum:
✓ Contract Value;	• Contract Value is $115,000,
✓ Total Premium Payments you have made to us, adjusted for any partial Surrenders; or	• Total Premium Payments you have made to us minus an adjustment for any partial Surrenders [$100,000 − $8,000 = $92,000], or
✓ Your Maximum Anniversary Value.	• Your Maximum Anniversary Value is $150,000.
Because the greatest of the three values above is $150,000, the maximum Death Benefit is $150,000.
The discussion of the Death Benefit choices above says that we make an adjustment to your total Premium Payments for partial Surrenders when we calculate the Death Benefit. We calculate the adjustment to your total Premium Payments for partial Surrenders by reducing your total Premium Payments on a dollar for dollar basis for total partial Surrenders within a Contract Year up to 10% of total Premium Payments. After that, we reduce your total Premium Payments by a factor that we compute by taking into account the amount of your total partial Surrenders within a Contract Year that exceed 10% of total Premium Payments and your Contract Value before and after the Surrender. We use this calculation to determine the adjustment to total Premium Payments for partial Surrenders for all of the Death Benefits discussed in this prospectus. For examples of how we calculate the Death Benefit, please see “Appendix II.”
The discussion of the Death Benefit choices above also refers to your Maximum Anniversary Value. The Maximum Anniversary Value is based on a series of calculations on Contract Anniversaries of Contract Values, Premium Payments and partial Surrenders. We will calculate an Anniversary Value for each Contract Anniversary prior to the deceased’s 81st birthday or date of death, whichever is earlier.
The Anniversary Value is equal to the Contract Value as of a Contract Anniversary with the following adjustments:

•	Your Anniversary Value is increased by the dollar amount of any Premium Payments made since the Contract Anniversary; and

•	Your Anniversary Value is reduced by an adjustment for any partial Surrenders made since the Contract Anniversary.
The Maximum Anniversary Value is equal to the greatest Anniversary Value attained from this series of calculations.
We make an adjustment for partial Surrenders when we calculate your Anniversary Value. We calculate the adjustment to your Anniversary Value for partial Surrenders by reducing your Anniversary Value on a dollar for dollar basis for total partial Surrenders within a Contract Year up to 10% of total Premium Payments. After that, we reduce your Anniversary Value by a factor that we compute by taking into account the amount of your total partial Surrenders within a Contract Year that exceed

10% of total Premium Payments and your Contract Value before and after the Surrender. For examples of how we calculate the Death Benefit, please see “Appendix II.”
We use these calculations to determine your Maximum Anniversary Value for all of the Death Benefits discussed in this prospectus.
Premium Protection Death Benefit
The Premium Protection Death Benefit was one of the two standard Death Benefit choices.
Here is an example of how the Premium Protection Death Benefit works.

➢	You made an initial Premium Payment of $100,000,

➢	In your fourth Contract Year, you made a partial Surrender of $8,000,

➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000,

➢	On the day we calculate the Death Benefit, your Contract Value was $115,000.

We determine the Premium Protection Death Benefit by finding the greater of these two values:	Based on the assumptions above, here is how we would do the actual calculations:
✓ Contract Value; or	$115,000
✓ Total Premium Payments you have made to us minus an adjustment for any partial Surrenders.	$100,000 − $8,000 = $92,000
Because your Contract Value was greater than the adjusted total Premium Payments, your Death Benefit is $115,000.
We make an adjustment to your total Premium Payments for partial Surrenders as discussed above under “Adjustments to total Premium Payments for partial Surrenders.”
If your Contract has the Premium Protection Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the Premium Protection Death Benefit will not apply under the Contract after the transfer. Instead, the Death Benefit will be the Contract Value.
Optional Death Benefit for Series II, Series IIR and Series III Contracts
This rider/option can no longer be elected or added after you purchase your Contract. We call the optional Death Benefit the “MAV/EPB Death Benefit,” which is short for “Maximum Anniversary Value/Earnings Protection Benefit Death Benefit.” The MAV/EPB Death Benefit is in addition to the Asset Protection Death Benefit or the Premium Protection Death Benefit.
The amount of the MAV/EPB Death Benefit will not be different regardless of whether your Contract has the Asset Protection Death Benefit or the Premium Protection Death Benefit.
If you elected the MAV/EPB Death Benefit, you cannot cancel it
You could elect the MAV/EPB Death Benefit at the time that you purchased your Contract.
The MAV/EPB Death Benefit is described below.
MAV/EPB Death Benefit
This table shows how the Death Benefit works if you elected the MAV/EPB Death Benefit when you purchased your Contract with either of the standard Death Benefit choices:

MAV/EPB Death Benefit with the Asset Protection Death Benefit	MAV/EPB Death Benefit with the Premium Protection Death Benefit
The Death Benefit will be the greatest of the Asset Protection Death Benefit or the following three values:	The Death Benefit will be the greatest of the Premium Protection Death Benefit or the following two values:
• The total Premium Payments you have made to us minus an adjustment for any partial Surrenders;	• Your Maximum Anniversary Value; or
• Your Maximum Anniversary Value; or	• The Earnings Protection Benefit, which is discussed below.
• The Earnings Protection Benefit, which is discussed below.

➢
If your Contract has the MAV/EPB Death Benefit and you transfer ownership of your Contract to someone who was 76 years old or older at the time you purchased your Contract, the MAV/EPB Death Benefit will not apply under the Contract after the transfer. Instead, for Contracts with the Asset Protection Death Benefit only the Asset Protection Death Benefit will remain in force under the Contract. For Contracts with the Premium Protection Death Benefit, the Death Benefit will be the Contract Value. However, we will continue to deduct the charge for the MAV/EPB Death Benefit until we begin to make Annuity Payouts.

Earnings Protection Benefit — If you and your Annuitant were age 69 or under when you purchased your Contract, the Earnings Protection Benefit is:

•	Your Contract Value on the date we receive a death certificate or other legal document acceptable to us, plus

•	40% of the Contract gain since the date that you purchased your Contract.
We determine any Contract gain by comparing your Contract Value on the date you purchase your Contract to your Contract Value on the date we calculate the Death Benefit. We deduct any Premium Payments and add adjustments for any partial Surrenders made during that time.
We make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if a partial Surrender is greater than Contract gain we:

•	Add the amount of the partial Surrender to the Contract Value on the date you purchase your Contract;

•	Then we add any Premium Payments made after the date you purchase your Contract and before you made the partial Surrender;

•	Next we subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender; and

•	We subtract the sum of any prior adjustments for all prior partial Surrenders made after you purchased your Contract.
If that amount is greater than zero, the result becomes the amount of the adjustment for the partial Surrender.
We use the adjustment for partial Surrenders when we calculate the Contract gain by:

•	Subtracting the Contract Value on the date you purchase your Contract and any subsequent Premium Payments from the Contract Value on the date we receive due proof of death;

•	Then we add any adjustment for partial Surrenders to the result to determine the Contract gain.
Your Contract gain is limited to or “capped” at a maximum of 200% of Contract Value on the date you purchased your Contract plus Premium Payments not previously withdrawn made after you purchased your Contract, excluding any Premium Payments made in the 12 months before the date of death or after death. We subtract any adjustments for partial Surrenders.
We take 40% of either the Contract gain or the capped amount and add it back to your Contract Value to complete the Death Benefit calculation.
If you or your Annuitant are age 70 through 75, we add 25% of the Contract gain or capped amount back to the Contract Value to complete the Death Benefit calculation. The percentage used for the Death Benefit calculation is determined by the oldest age of you and your Annuitant at the time you purchased your Contract.
Here is an example of how the MAV/EPB Death Benefit works with the standard Death Benefit choices.
Assume that:

➢	You made a single Premium Payment of $100,000,

➢	In your fourth Contract Year, you made a partial Surrender of $8,000,

➢	Your Contract Value in your fourth Contract Year immediately before your partial Surrender was $110,000

➢	On the day we calculate the Death Benefit, your Contract Value was $115,000,

➢	Your Maximum Anniversary Value was $150,000.
Based on the assumptions above, this table shows how we would do the calculations:

Asset Protection Death Benefit (see Example above)	$150,000	Premium Protection Death Benefit (see Example above)	$115,000
The total Premium Payments you have made to us minus an adjustment for any partial Surrenders;	$100,000 − $8,000 = $92,000	Your Maximum Anniversary Value; or	$150,000
Your Maximum Anniversary Value; or	$150,000	The Earnings Protection Benefit	Contract Value minus Contract Value on the date you purchased your Contract [$115,000 − $100,000 = $15,000]
			40% of Contract gain plus Contract Value [$15,000 × 40% = $6,000] + $115,000 = $121,000]
The Earnings Protection Benefit	Contract Value minus Contract Value on the date you purchased your Contract [$115,000 − $100,000 = $15,000] 40% of Contract gain plus Contract Value [$15,000 × 40% = $6,000] + $115,000 = $121,000]	Death Benefit Amount	Because the Maximum Anniversary Value was the greatest of the three values compared, the Death Benefit is $150,000
Death Benefit Amount	Because the Maximum Anniversary Value was the greatest of the four values compared, the Death Benefit is $150,000
Before you purchase the MAV/EPB Death Benefit, you should also consider the following:

•	If your Contract has no gain when we calculate the Death Benefit, we will not pay an Earnings Protection Benefit.

•	Partial Surrenders can reduce or eliminate your Contract gain. So if you plan to make partial Surrenders, there may be no Earnings Protection Benefit.

•
If you transfer ownership of your Contract, or your spouse continues your Contract after your death, and the new Contract Owner would have been ineligible for the MAV/EPB Death Benefit when you purchased your Contract, the MAV/EPB Death Benefit charge will continue to be deducted even though no MAV/EPB Death Benefit will be payable.

Additional Information about the Death Benefits for Series II, Series IIR and Series III Contracts
For more information on how these optional benefits may affect your taxes, please see the section entitled, “Federal Tax Considerations,” under sub-section entitled “Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax- Qualified Retirement Plans.”
Your Contract states that as part of the Death Benefit calculation we deduct any Premium Payments we receive within 12 months of death or after death as part of the total Premium Payment calculation. If you purchase this Contract, we will waive that deduction when we calculate the Premium Protection Death Benefit or the MAV/EPB Death Benefit, except when we calculate the limitation of Contract gain for purposes of the MAV/EPB Death Benefit. We will also waive the deduction for purposes of the Asset Protection Death Benefit when we calculate the Asset Protection Death Benefit Maximum. Your Contract states that we exclude any Premium Payments that we receive within 12 months of death when we calculate the Asset Protection Death Benefit. We waive this exclusion for your initial Premium Payment if death occurs in the first Contract Year.
We impose a limit on total death benefits if:

•	The total death benefits are payable as a result of the death of any one person under one or more deferred variable annuities issued by us or our affiliates, and

•	Aggregate Premium Payments total $5 million or more.
When the limit applies, total death benefits cannot exceed the greater of:

•	The aggregate Premium Payments reduced by an adjustment for any Surrenders; or

•	The aggregate Contract Value plus $1 million.

However, if you add Premium Payments to any of your Contracts such that aggregate Premium Payments total to $5 million or more, the aggregate death benefit will be the greater of the maximum death benefit above or:

•	The aggregate Contract Value; plus

•	The aggregate death benefits in excess of the aggregate Contract Values at the time you added the Premium Payments to your Contracts.
We calculate the adjustment to your aggregate Premium Payments for any Surrenders by reducing your aggregate Premium Payments on a dollar for dollar basis for any Surrenders within a Contract Year up to 10% of aggregate Premium Payments. After that, we reduce your aggregate Premium Payments proportionally based on the amount of any Surrenders that exceed 10% of aggregate Premium Payments divided by your aggregate Contract Value at the time of Surrender.
Any reduction in death benefits to multiple variable annuity contracts will be in proportion to the Contract Value of each Contract at the time of reduction.
How is the Death Benefit paid?
The Death Benefit may be taken in one lump sum or under any of the Annuity Payout Options then being offered by us, unless the Contract Owner has designated the manner in which the Beneficiary will receive the Death Benefit. When payment is taken in one lump sum, payment will be made within seven days of Our receipt of complete instructions, except when We are permitted to defer such payment under the Investment Company Act of 1940. On the date we receive complete instructions from the Beneficiary, we will compute the Death Benefit amount to be paid out or applied to a selected Annuity Payout Option. When there is more than one Beneficiary, we will calculate the Death Benefit amount for each Beneficiary’s portion of the proceeds and then pay it out or apply it to a selected Annuity Payout Option according to each Beneficiary’s instructions. If we receive the complete instructions on a Non-Valuation Day, computations will take place on the next Valuation Day.
If the Death Benefit payment is $5,000 or more, the Beneficiary may elect to have their Death Benefit paid through our “Safe Haven Program.” Under this program, the proceeds remain in our General Account and the Beneficiary will receive a draft book. The Beneficiary can write one draft for total payment of the Death Benefit, or keep the money in the General Account and write drafts as needed. We will credit interest at a rate determined periodically in our sole discretion. For federal income tax purposes, the Beneficiary will be deemed to have received the lump sum payment on transfer of the Death Benefit amount to the General Account. The interest will be taxable to the Beneficiary in the tax year that it is credited. We may not offer the Safe Haven Program in all states and we reserve the right to discontinue offering it at any time. Although there are no direct charges for this program, we earn investment income from the proceeds. The investment income we earn is likely more than the amount of interest we credit; therefore, we make a profit from the difference.
The Beneficiary may elect under the Annuity Proceeds Settlement Option “Death Benefit Remaining with the Company” to leave proceeds from the Death Benefit invested with us for up to five years from the date of death if death occurred before the Annuity Commencement Date. Once we receive a certified death certificate or other legal documents acceptable to us, the Beneficiary can: (a) make Sub-Account transfers and (b) take Surrenders without paying Contingent Deferred Sales Charges.
The Beneficiary of a non-qualified Contract or IRA may also elect the “Single Life Expectancy Only” option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary’s remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.
Required Distributions — If the Contract Owner dies before the Annuity Commencement Date, the Death Benefit must be distributed within five years after death or be distributed under a distribution option or Annuity Payout Option that satisfies the Alternatives to the Required Distributions described below.
If the Contract Owner dies on or after the Annuity Commencement Date under an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value, any remaining value must be distributed at least as rapidly as under the payment method being used as of the Contract Owner’s death.
If the Contract Owner is not an individual (e.g. a trust), then the original Annuitant will be treated as the Contract Owner in the situations described above and any change in the original Annuitant will be treated as the death of the Contract Owner.
What should the Beneficiary consider?
Alternatives to the Required Distributions — The selection of an Annuity Payout Option and the timing of the selection will have an impact on the tax treatment of the Death Benefit. To receive favorable tax treatment, the Annuity Payout Option selected: (a) cannot extend beyond the Beneficiary’s life or life expectancy, and (b) must begin within one year of the date of death.
If these conditions are not met, the Death Benefit will be treated as a lump sum payment for tax purposes. This sum will be taxable in the year in which it is considered received.

Spousal Contract Continuation — If the Owner dies and the Owner’s Spouse is a beneficiary, then the portion of the Contract payable to the Spouse may be continued with the Spouse as Owner, unless the Spouse elects to receive the Death Benefit as a lump sum payment or as an Annuity Payment Option. For certain Contracts, if the Contract continues with the Spouse as Owner, we will adjust the Contract Value to the amount that we would have paid as the Death Benefit payment, had the Spouse elected to receive the Death Benefit as a lump sum payment. Spousal Contract continuation will only apply one time for each Contract.
If your spouse continues any portion of the Contract as Contract Owner and elects the MAV/EPB Death Benefit or the MAV Plus Death Benefit, we will use the date the Contract is continued with your spouse as Contract Owner as the effective date the optional Death Benefit was added to the Contract. This means we will use the date the Contract is continued with your spouse as Contract Owner as the effective date for calculating the MAV/EPB Death Benefit or the MAV Plus Death Benefit. The percentage used for the MAV/EPB Death Benefit or the MAV Plus Death Benefit will be determined by the oldest age of any remaining joint Contract Owner or Annuitant at the time the Contract is continued.
Who will receive the Death Benefit?
The distribution of the Death Benefit applies only when death is before the Annuity Commencement Date.
If death occurs on or after the Annuity Commencement Date, there may be no payout at death unless the Contract Owner has elected an Annuity Payout Option that permits the Beneficiary to elect to continue Annuity Payouts or receive the Commuted Value.
If death occurs before the Annuity Commencement Date:

If the deceased is the . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving joint Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner	The Annuitant is living or deceased	Designated Beneficiary receives the Death Benefit.
Contract Owner	There is no surviving joint Contract Owner and the Beneficiary predeceases the Contract Owner	The Annuitant is living or deceased	Contract Owner’s estate receives the Death Benefit.
Annuitant	The Contract Owner is living	There is no named Contingent Annuitant	The Contract Owner becomes the Contingent Annuitant and the Contract continues. The Contract Owner may waive this presumption and receive the Death Benefit.
If death occurs on or after the Annuity Commencement Date:

If the deceased is the . . .	and . . .	then the . . .
Contract Owner	The Annuitant is living	Designated Beneficiary becomes the Contract Owner.
Annuitant	The Contract Owner is living	Contract Owner receives the payout at death, if any.
Annuitant	The Annuitant is also the Contract Owner	Designated Beneficiary receives the payout at death, if any.
These are the most common scenarios, however, there are others. Some of the Annuity Payout Options may not result in a payout at death. For more information on Annuity Payout Options Including those that may not result in a payout at death please see the section entitled “Annuity Payouts” and the Death Benefit section of your Contract. If you have questions about these and any other scenarios, please contact your Account Executive or us.
f. Surrenders
What kinds of Surrenders are available?
Full Surrenders before the Annuity Commencement Date — When you Surrender your Contract before the Annuity Commencement Date, the Surrender Value of the Contract will be made in a lump sum payment. The Surrender Value is the Contract Value minus any applicable Premium Taxes, CDSCs, a pro-rated portion of The Hartford’s Lifetime Income Builder

Charge, if applicable and the Annual Maintenance Fee. The Surrender Value may be more or less than the amount of the Premium Payments made to a Contract.
Partial Surrenders before the Annuity Commencement Date — You may request a partial Surrender of Contract Values at any time before the Annuity Commencement Date. We will deduct any applicable CDSC. However, on a noncumulative basis, you may make partial Surrenders during any Contract Year, up to the Annual Withdrawal Amount allowed and the Contingent Deferred Sales Charge will not be assessed against such amounts. Surrender of Contract Values in excess of the Withdrawal Amount and additional surrenders made in any Contract Year will be subject to the Contingent Deferred Sales Charge. You can ask us to deduct the CDSC from the amount you are Surrendering or from your remaining Contract Value. If we deduct the CDSC from your remaining Contract Value, that amount will also be subject to CDSC. This is our default option.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7 (State Variations) for additional details.
There are two restrictions on partial Surrenders before the Annuity Commencement Date:

•	The partial Surrender amount must be at least equal to $100, our current minimum for partial Surrenders, and

•
After a Surrender, your Contract Value must be equal to or greater than our then current minimum Contract Value that we establish according to our current policies and procedures. We may change the minimum Contract Value in our sole discretion, with notice to you. Our current minimum Contract Value is $500 after the Surrender. We will close your Contract and pay the full Surrender Value if the Contract Value is under the minimum after a Surrender.

Under certain circumstances Hartford had permitted certain Contract Owners to reinstate their Contracts (and certain riders) when a Contract Owner had requested a Surrender (either full or Partial) and returned the forms in good order to Hartford. Effective October 4, 2013, we will no longer allow Contract Owners to reinstate their Contracts (or riders) when a Contract Owner requests a Surrender (either full or Partial).
Full Surrenders after the Annuity Commencement Date — You may Surrender your Contract on or after the Annuity Commencement Date only if you selected the Payment for a Period Certain Annuity Payout Option. Under this option, we pay you the Commuted Value of your Contract minus any applicable CDSCs. The Commuted Value is determined on the day we receive your written request for Surrender.
Partial Surrenders after the Annuity Commencement Date — Partial Surrenders are permitted after the Annuity Commencement Date if you select the Life Annuity With Payments for a Period Certain, Joint and Last Survivor Life Annuity With Payments for a Period Certain or the Payment for a Period Certain Annuity Payout Options. You may take partial Surrenders of amounts equal to the Commuted Value of the payments that we would have made during the “Period Certain” for the number of years you select under the Annuity Payout Option that we guarantee to make Annuity Payouts.
Both full and partial Surrenders are taken proportionally out of the Sub-Accounts and the Fixed Accumulation Feature unless prohibited by your state. Please see section 7 (State Variations) for additional details.
To qualify for partial Surrenders under these Annuity Payout Options you must make the Surrender request during the Period Certain.
We will deduct any applicable CDSCs.
If you elect to take the entire Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will not make any Annuity Payouts during the remaining Period Certain. If you elect to take only some of the Commuted Value of the Annuity Payouts we would have made during the Period Certain, we will reduce the remaining Annuity Payouts during the remaining Period Certain. Annuity Payouts that are to be made after the Period Certain is over will not change.
These options may not be available if the contract is issued to qualify under Section 401, 403, 408, or 457 of the Internal Revenue Code of 1986, as amended. For such contracts, this option will be available only if the guaranteed payment period is less than the life expectancy of the annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Please check with your qualified tax adviser because there could be adverse tax consequences for partial Surrenders after the Annuity Commencement Date.
How do I request a Surrender?
Requests for full Surrenders terminating your Contract must be in writing. Requests for partial Surrenders can be made in writing, by telephone or via the Internet. We will send your money within seven days of receiving complete instructions. However, we may postpone payment whenever: (a) the New York Stock Exchange is closed, (b) trading on the New York Stock Exchange is restricted by the SEC, (c) the SEC permits and orders postponement or (d) the SEC determines that an emergency exists to restrict valuation.

We may also postpone payment of Surrenders with respect to a money market Fund if the board of directors of the underlying money market Fund suspends redemptions from the Fund in connection with the Fund’s plan of liquidation, in compliance with rules of the SEC or an order of the SEC.
We may defer payment of any amounts from the Fixed Accumulation for up to six months from the date of the request to Surrender. If we defer payment for more than thirty days, we will pay interest of at least 3% per annum on the amount deferred.
Written Requests — Complete a Surrender form or send us a letter, signed by you, stating:

•	the dollar amount that you want to receive, either before or after we withhold taxes and deduct for any applicable charges,

•	your tax withholding amount or percentage, if any, and

•	your disbursement instructions, including your mailing address.
You may submit this form via mail, fax or a request via the Internet.
Unless you specify otherwise, we will provide the dollar amount you want to receive after applicable taxes and charges as the default option.
If there are joint Owners, both must authorize these transactions. For a partial Surrender, specify the Sub-Accounts that you want your Surrender to come from (this may be limited to pro-rata Surrenders if optional benefits are elected); otherwise, the Surrender will be taken in proportion to the value in each Sub-Account.
Telephone or Internet Requests — To request a partial Surrender by telephone or Internet, we must have received your completed Internet Partial Withdrawal/Telephone Redemption Authorization Form. If there are joint Owners, both must sign the form. By signing the form, you authorize us to accept telephone or Internet instructions for partial Surrenders from either Owner. Telephone or Internet authorization will remain in effect until we receive a written cancellation notice from you or your joint Owner, we discontinue the program, or you are no longer the Owner of the Contract. Please call us with any questions regarding restrictions on telephone or Internet Surrenders.
We may record telephone calls and use other procedures to verify information and confirm that instructions are genuine. We will not be liable for losses or expenses arising from telephone instructions reasonably believed to be genuine. We may modify the requirements for telephone and/or Internet redemptions at any time.
Telephone and Internet Surrender instructions received before the end of a Valuation Day will be processed at the end of that Valuation Day. Otherwise, your request will be processed at the end of the next Valuation Day.
Completing a Power of Attorney for another person to act on your behalf may prevent you from making Surrenders via telephone and Internet.
What should be considered about taxes?
There are certain tax consequences associated with Surrenders:
Prior to age 59½ — If you make a Surrender prior to age 59½, there may be adverse tax consequences including a 10% federal income tax penalty on the taxable portion of the Surrender payment. Surrendering before age 59½ may also affect the continuing tax-qualified status of some Contracts.
We do not monitor Surrender requests. To determine whether a Surrender is permissible, with or without federal income tax penalty, please consult your personal tax adviser.
More than one Contract issued in the same calendar year — If you own more than one contract issued by us or our affiliates in the same calendar year, then these contracts may be treated as one contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. Please consult your tax adviser for additional information.
Internal Revenue Code section 403(b) annuities — As of December 31, 1988, all section 403(b) annuities have limits on full and partial Surrenders. Contributions to your Contract made after December 31, 1988 and any increases in cash value after
December 31, 1988 may not be distributed unless you are: (a) age 59½, (b) no longer employed, (c) deceased, (d) disabled, or (e) experiencing a financial hardship (cash value increases may not be distributed for hardships prior to age 59½). Distributions prior to age 59½ due to financial hardship; unemployment or retirement may still be subject to a penalty tax of 10%.
We will no longer accept any incoming 403(b) exchanges or applications for 403(b) individual annuity contracts.
We encourage you to consult with your qualified tax adviser before making any Surrenders. Please see the “Federal Tax Considerations” section for more information.
g. Annuity Payouts

This section describes what happens when we begin to make regular Annuity Payouts from your Contract. You, as the Contract Owner, should answer the following questions:

•	When do you want Annuity Payouts to begin?

•	Which Annuity Payout Option do you want to use?

•	How often do you want the Payee to receive Annuity Payouts?

•	Do you want Annuity Payouts to be fixed dollar amount or variable dollar amount?
Please check with your Account Executive to select the Annuity Payout Option that best meets your income needs.
Effective October 4, 2013 we will no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
When do you want Annuity Payouts to begin?
You select an Annuity Commencement Date when you purchase your Contract or at any time before you begin receiving Annuity Payouts. You may choose to begin receiving a variable dollar amount Annuity Payout at any time. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years. The Annuity Commencement Date cannot be deferred beyond the Annuitant’s 90th birthday or the end of the 10th Contract Year, whichever is later. If this Contract is issued to the trustee of a Charitable Remainder Trust, the Annuity Commencement Date may be deferred to the Annuitant’s 100th birthday.
Effective October 4, 2013, we no longer allow Contract Owners to extend their Annuity Commencement Date even though we may have granted extensions in the past to you or other similarly situated investors.
The Annuity Calculation Date is when the amount of your Annuity Payout is determined. This occurs within five Valuation Days before your selected Annuity Commencement Date.
All Annuity Payouts, regardless of frequency, will occur on the same day of the month as the Annuity Commencement Date. After the initial payout, if an Annuity Payout date falls on a Non-Valuation Day, the Annuity Payout is computed on the prior Valuation Day. If the Annuity Payout date does not occur in a given month due to a leap year or months with only 28 days (i.e. the 31st), the Annuity Payout will be computed on the last Valuation Day of the month.
Which Annuity Payout Option do you want to use?
Your Contract contains the Annuity Payout Options described below. The Annuity Proceeds Settlement Option is an option that can be elected by the Beneficiary and is described in the “Death Benefit” section. The Hartford’s Principal First Payout Option is available only to Contract Owners who elect The Hartford’s Principal First rider. The Hartford’s Principal First Preferred Payout Option is available only to Contract Owners who elect The Hartford’s Principal First Preferred rider. The Hartford’s Lifetime Income Builder Fixed Period Certain Payout Option and The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout Option are available only to Contract Owners who elect The Hartford’s Lifetime Income Builder rider. We may at times offer other Annuity Payout Options. Once we begin to make Annuity Payouts, the Annuity Payout Option cannot be changed.
Life Annuity
We make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, we stop making Annuity Payouts. A Payee would receive only one Annuity Payout if the Annuitant dies after the first payout, two Annuity Payouts if the Annuitant dies after the second payout, and so forth.
Life Annuity With Payments for a Period Certain
We will make Annuity Payouts as long as the Annuitant is living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus the Annuitant’s age. If the Annuitant dies before the guaranteed number of years have passed, then the Beneficiary may elect to continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
Life Annuity with a Cash Refund
We will make Annuity Payouts as long as the Annuitant is living. When the Annuitant dies, if the Annuity Payouts already made are less than the Contract Value on the Annuity Commencement Date minus any Premium Tax, the remaining value will be paid to the Beneficiary. The remaining value is equal to the Contract Value minus any Premium Tax minus all Annuity Payouts already made. This option is only available for fixed dollar amount Annuity Payouts.
Joint and Last Survivor Life Annuity
We will make Annuity Payouts as long as the Annuitant and Joint Annuitant are living. When one Annuitant dies, we continue to make Annuity Payouts until that second Annuitant dies. When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable Annuity Payouts, these percentages represent Annuity Units; for fixed Annuity Payouts, they represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Joint and Last Survivor Life Annuity With Payments For a Period Certain
We will make Annuity Payouts as long as either the Annuitant or Joint Annuitant are living, but we at least guarantee to make Annuity Payouts for a time period you select, between 5 years and 100 years minus your younger Annuitant’s age. If the Annuitant and the Joint Annuitant both die before the guaranteed number of years have passed, then the Beneficiary may continue Annuity Payouts for the remainder of the guaranteed number of years or receive the Commuted Value in one sum.
When choosing this option, you must decide what will happen to the Annuity Payouts after the first Annuitant dies. You must select Annuity Payouts that:

•	Remain the same at 100%, or

•	Decrease to 66.67%, or

•	Decrease to 50%.
For variable dollar amount Annuity Payouts, these percentages represent Annuity Units. For fixed dollar amount Annuity Payouts, these percentages represent actual dollar amounts. The percentage will also impact the Annuity Payout amount we pay while both Annuitants are living. If you pick a lower percentage, your original Annuity Payouts will be higher while both Annuitants are alive.
Payments for a Period Certain
We agree to make payments for a specified time. The minimum period that you can select is 10 years during the first two Contract Years and 5 years after the second Contract Anniversary. The maximum period that you can select is 100 years minus your Annuitant’s age. If, at the death of the Annuitant, Annuity Payouts have been made for less than the time period selected, then the Beneficiary may elect to continue the remaining Annuity Payouts or receive the Commuted Value in one sum. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.
The Hartford’s Principal First Payout Option
If you elected The Hartford’s Principal First and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford’s Principal First Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.
The Hartford’s Principal First Preferred Payout Option
If you elected The Hartford’s Principal First Preferred and later decide to annuitize your Contract, you may choose another Annuity Payout Option in addition to those Annuity Payout Options offered in the Contract. Under this Fixed Annuity Payout Option, called The Hartford’s Principal First Preferred Payout Option, we will pay a fixed dollar amount for a specific number of years (“Payout Period”). If you, the joint Contract Owner or the Annuitant should die before the Payout Period is complete the remaining payments will be made to the Beneficiary. The Payout Period is determined on the Annuity Calculation Date and it will equal the current Benefit Amount divided by the Benefit Payment. The total amount of the Annuity Payouts under this option will be equal to the Benefit Amount.
The Hartford’s Lifetime Income Builder Fixed Period Certain Payout
If your Contract Value goes to zero, you are entitled to receive payments in a fixed dollar amount for a stated number of years. The actual number of years that payments will be made is determined by dividing the Benefit Amount by the Benefit Payment.
The total amount payable under this option will equal the Benefit Amount. This annualized amount will be paid over the determined number of years in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. The amount payable in the final year of payments may be less than the prior year’s annual amount payable so that the total amount of the payouts will be equal to the Benefit Amount. If, at the death of any

Annuitant, payments have been made for less than the stated number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.
The Hartford’s Lifetime Income Builder Fixed Lifetime and Period Certain Payout
If your Contract Value goes to zero and the Owner(s) are alive and age 60 or older, you are entitled to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years. The minimum number of years that payments will be made is determined on the calculation date by dividing the Benefit Amount by the Lifetime Benefit Payment. The total minimum amount payable under this option will equal the Benefit Amount. This Lifetime Benefit Payment amount will be paid over the greater of the minimum number of years, or until the death of any Annuitant, in the frequency that you elect. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the minimum number of years, the remaining scheduled payments will be made to the Beneficiary as scheduled payments.
You cannot Surrender your Contract once Annuity Payouts begin, unless you have selected Life Annuity with Payments for a Period Certain, Joint and Last Survivor Life Annuity with Payments For a Period Certain, or Payments For a Period Certain Annuity Payout Option. A Contingent Deferred Sales Charge may be deducted.
For qualified Contracts, if you elect an Annuity Payout Option with a Period Certain, the guaranteed number of years must be less than the life expectancy of the Annuitant at the time the Annuity Payouts begin. We compute life expectancy using the IRS mortality tables.
Automatic Annuity Payouts — If you do not elect an Annuity Payout Option, monthly Annuity Payouts will automatically begin on the Annuity Commencement Date under the Life Annuity with Payments for a Period Certain Annuity Payout Option with a ten-year period certain. Automatic Annuity Payouts will be fixed dollar amount Annuity Payouts, variable dollar amount Annuity Payouts, or a combination of fixed or variable dollar amount Annuity Payouts, depending on the investment allocation of your Account in effect on the Annuity Commencement Date. Automatic variable Annuity Payouts will be based on an Assumed Investment Return equal to 5%.
How often do you want the Payee to receive Annuity Payouts?
In addition to selecting an Annuity Commencement Date and an Annuity Payout Option, you must also decide how often you want the Payee to receive Annuity Payouts. You may choose to receive Annuity Payouts:

•	monthly,

•	quarterly,

•	semi-annually, or

•	annually.
Once you select a frequency, it cannot be changed. If you do not make a selection, the Payee will receive monthly Annuity Payouts. You must select a frequency that results in an Annuity Payout of at least $50. If the amount falls below $50, we have the right to change the frequency to bring the Annuity Payout up to at least $50.
What is the Assumed Investment Return?
The Assumed Investment Return (“AIR”) is the investment return you select before we start to make Annuity Payouts. It is a critical assumption for calculating variable dollar amount Annuity Payouts. The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds.
Subject to the approval of your State, you can select one of three AIRs described in the Highlights section. The greater the AIR, the greater the initial Annuity Payout. But a higher AIR may result in a smaller potential growth in future Annuity Payouts when the Sub-Accounts earn more than the AIR. On the other hand, a lower AIR results in a lower initial Annuity Payout, but future Annuity Payouts have the potential to be greater when the Sub-Accounts earn more than the AIR.
For example, if the Sub-Accounts earned exactly the same as the AIR, then the second monthly Annuity Payout is the same as the first. If the Sub-Accounts earned more than the AIR, then the second monthly Annuity Payout is higher than the first. If the Sub-Accounts earned less than the AIR, then the second monthly Annuity Payout is lower than the first.
Level variable dollar amount Annuity Payouts would be produced if the investment returns remained constant and equal to the AIR. In fact, Annuity Payouts will vary up or down as the investment rate varies up or down from the AIR. The degree of variation depends on the AIR you select.
Do you want Annuity Payouts to be Fixed Dollar Amount or Variable Dollar Amount?
You may choose an Annuity Payout Option with fixed dollar amounts or variable dollar amounts, depending on your income needs. You may not choose a fixed dollar amount Annuity Payout during the first two Contract Years.

Fixed Dollar Amount Annuity Payouts — Once a fixed dollar amount Annuity Payout begins, you cannot change your selection to receive variable dollar amount Annuity Payouts. You will receive equal fixed dollar amount Annuity Payouts throughout the Annuity Payout period. Fixed dollar amount Annuity Payout amounts are determined by multiplying the Contract Value, minus any applicable Premium Taxes, by an annuity rate set by us.
Variable Dollar Amount Annuity Payouts — Once a variable dollar amount Annuity Payout begins, you cannot change your selection to receive a fixed dollar amount Annuity Payout. A variable dollar amount Annuity Payout is based on the investment performance of the Sub-Accounts. The variable dollar amount Annuity Payouts may fluctuate with the performance of the underlying Funds. To begin making variable dollar amount Annuity Payouts, we convert the first Annuity Payout amount to a set number of Annuity Units and then price those units to determine the Annuity Payout amount. The number of Annuity Units that determines the Annuity Payout amount remains fixed unless you transfer units between Sub-Accounts.
The dollar amount of the first variable Annuity Payout depends on:

•	the Annuity Payout Option chosen,

•	the Annuitant’s attained age and gender (if applicable),

•	the applicable annuity purchase rates based on the 1983a Individual Annuity Mortality table adjusted for projections based on accepted actuarial principles, and

•	the Assumed Investment Return.
The total amount of the first variable dollar amount Annuity Payout is determined by dividing the Contract Value minus any applicable Premium Taxes, by $1,000 and multiplying the result by the payment factor defined in the Contract for the selected Annuity Payout Option.
The dollar amount of each subsequent variable dollar amount Annuity Payout is equal to the total of Annuity Units for each Sub-Account multiplied by the Annuity Unit Value of each Sub- Account.
The Annuity Unit Value of each Sub-Account for any Valuation Period is equal to the Accumulation Unit Value Net Investment Factor for the current Valuation Period multiplied by the Annuity Unit Factor, multiplied by the Annuity Unit Value for the preceding Valuation Period. The Annuity Unit Factor offsets the AIR used to calculate your first variable dollar amount Annuity Payout.
Assumed Investment Returns (“AIR”) — The first Annuity Payout will be based upon the AIR. The remaining Annuity Payouts will fluctuate based on the performance of the underlying Funds in relation to the AIR. The degree of the fluctuation will depend on the AIR you select.

AIR	Annuity Unit Factor	AIR	Annuity Unit Factor	AIR	Annuity Unit Factor
3%	0.999919%	5%	0.999866%	6%	0.999840%
See Section 7 for more information.
Combination Annuity Payout — You may choose to receive a combination of fixed dollar amount and variable dollar amount Annuity Payouts as long as they total 100% of your Annuity Payout. For example, you may choose to use 40% fixed dollar amount and 60% variable dollar amount to meet your income needs. Combination Annuity Payouts are not available during the first two Contract Years.
Transfer of Annuity Units — After the Annuity Calculation Date, you may transfer dollar amounts of Annuity Units from one Sub-Account to another. On the day you make a transfer, the dollar amounts are equal for both Sub-Accounts and the number of Annuity Units will be different. We will transfer the dollar amount of your Annuity Units the day we receive your written request if received before the close of the New York Stock Exchange. Otherwise, the transfer will be made on the next Valuation Day. All Sub-Account transfers must comply with our Sub-Account transfer restriction policies. For more information on Sub-Account transfer restrictions please see the sub-section entitled “Can I transfer from one Sub-Account to another?” under Section 5.
h. Other Programs Available
We may discontinue, modify or amend any of these Programs or any other programs we establish. Any change other than termination of a Program will not affect Contract Owners currently enrolled in the Program. There is no additional charge for these programs. If you are enrolled in any of these programs while a fund merger, substitution or liquidation takes place, unless otherwise noted in any communication from us; your Contract Value invested in such underlying Fund will be transferred automatically to the designated surviving Fund in the case of mergers and any available Money Market Fund in the case of Fund liquidations. Your enrollment instructions will be automatically updated to reflect the surviving Fund or a Money Market Fund for any continued and future investments.

DCA Plus — Effective October 4, 2013, the DCA Plus program is no longer available and we no longer accept initial or subsequent Premium Payments into the program. Contract Owners who had commenced either a 12-month or 6-month Transfer Program prior to October 4, 2013 can complete their current program, but will not be allowed to elect a new program.
These programs allow you to earn a fixed rate of interest on investments. These programs are different from the Fixed Accumulation Feature. We determine, in our sole discretion, the interest rates to be credited. These interest rates may vary depending on the Contract you purchased and the date business is received. Please consult your Registered Representative to determine the interest rate for your Program.
Fixed Amount DCA — This feature allows you to regularly transfer (monthly or quarterly) a fixed amount from the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into a different Fund. This program begins approximately 15 days following the next monthly Contract Anniversary from the day the enrollment requested is established unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Earnings/Interest DCA — This feature allows you to regularly transfer (monthly or quarterly) the interest earned from your investment in the Fixed Accumulation Feature (if available based on the form of Contract selected) or any Fund into another Fund. This program begins two business days plus the frequency selected unless you instruct us otherwise. You must make at least three transfers in order to remain in this program.
Static Asset Allocation Models
This feature allows you to select an asset allocation model of Funds based on several potential factors including your risk tolerance, time horizon, investment objectives, or your preference to invest in certain funds or fund families. Based on these factors, you can select one of several asset allocation models, with each specifying percentage allocations among various Funds available under your Contract. Some asset allocation models are based on generally accepted investment theories that take into account the historic returns of different asset classes (e.g., equities, bonds or cash) over different time periods. Other asset allocation models focus on certain potential investment strategies that could possibly be achieved by investing in particular funds or fund families and are not based on such investment theories.
If you choose to participate in one of these asset allocation models, you must invest all of your Premium Payment into one model. You may invest in an asset allocation model through the Dollar Cost Averaging Program where the Fixed Accumulation Feature or a Dollar Cost Averaging Plus Program is the source of the assets to be invested in the asset allocation model you have chosen. You can also participate in these asset allocation models while enrolled in the Automatic Income Program.
You may participate in only one asset allocation model at a time. Asset allocation models cannot be combined with other asset allocation models or with individual sub-account elections. You can switch asset allocation models up to twelve times per year. Your ability to elect or switch into and between asset allocation models may be restricted based on fund abusive trading restrictions.
You may be required to invest in an acceptable asset allocation model as a condition for electing and maintaining certain guaranteed minimum withdrawal benefits.
Your investments in an asset allocation model will be rebalanced quarterly to reflect the model’s original percentages and you may cancel your model at any time subject to investment restrictions for maintaining certain guaranteed minimum withdrawal benefits.
We have no discretionary authority or control over your investment decisions. These asset allocation models are based on then available Funds and do not include the Fixed Accumulation Feature. We make available educational information and materials (e.g., risk tolerance questionnaire, pie charts, graphs, or case studies) that can help you select an asset allocation model, but we do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.
While we will not alter allocation percentages used in any asset allocation model, allocation weightings could be affected by mergers, liquidations, fund substitutions or closures. Individual availability of these models is subject to fund company restrictions. Please refer to “What restrictions are there on my ability to make a Sub-Account transfer?” for more information.
You will not be provided with information regarding periodic updates to the Funds and allocation percentages in the asset allocation models, and we will not reallocate your Account Value based on those updates. Information on updated asset allocation models may be obtained by contacting your Registered Representative. If you wish to update your asset allocation model, you may do so by terminating your existing model and re-enrolling into a new one. Investment alternatives other than these asset allocation models are available that may enable you to invest your Contract Value with similar risk and return characteristics. When considering an asset allocation model for your individual situation, you should consider your other assets, income and investments in addition to this annuity.

Automatic Additions Program — Automatic Additions is an electronic transfer program that allows you to have money automatically transferred from your checking or savings account, and invested in your Contract. It is available for Premium Payments made after your initial Premium Payment. The minimum amount for each transfer is $50. You can elect to have transfers occur either monthly or quarterly, and they can be made into any Account available in your Contract excluding the DCA Plus Programs.
Automatic Income Program — The Automatic Income Program allows you to Surrender up to 10% of your total Premium Payments each Contract Year without a Contingent Deferred Sales Charge. You can Surrender from the Accounts you select systematically on a monthly, quarterly, semiannual, or annual basis. The minimum amount of each Surrender is $100. Amounts taken under this Program will count towards the Annual Withdrawal Amount, and if received prior to age 59½, may have adverse tax consequences, including a 10% federal income tax penalty on the taxable portion of the Surrender payment.
Asset Rebalancer Program — Asset Rebalancer is a program that allows you to choose an allocation for your Sub-Accounts to help you reach your investment goals. The Contract offers static model allocations with preselected Sub-Accounts and percentages that have been established for each type of investor ranging from conservative to aggressive. Over time, Sub- Account performance may cause your Contract’s allocation percentages to change, but under the Asset Rebalancer Program, your Sub-Account allocations are rebalanced to the percentages in the current model you have chosen. You can transfer freely between allocation models up to twelve times per year. You can only participate in one model at a time.
Other program considerations

•	You may terminate your enrollment in any Program at any time.

•	We may discontinue, modify or amend any of these Programs at any time. We will automatically and unilaterally amend your enrollment instructions if:

•	any Fund is merged or substituted into another Fund — then your allocations will be directed to the surviving Fund; or

•	any Fund is liquidated — then your allocations will be directed to any available money market Fund.
You may always provide us with updated instructions following any of these events.

•
Continuous or periodic investment neither insures a profit nor protects against a loss in declining markets. Because these Programs involve continuous investing regardless of fluctuating price levels, you should carefully consider your ability to continue investing through periods of fluctuating prices.

•
If you make systematic transfers from the Fixed Account Feature under a Dollar Cost Averaging Program or DCA Plus Program, you must wait 6 months after your last systematic transfer before moving Sub-Account Values back to the Fixed Account Feature.

•	These Programs may be adversely affected by Fund trading policies.
6. Definitions
Except as provided elsewhere in this prospectus, the following capitalized terms shall have the meaning ascribed below:
Account: Any of the Sub-Accounts or the Fixed Account.
Accumulation Units: If you allocate your Premium Payment to any of the Sub-Accounts, we will convert those Payments into Accumulation Units in the selected Sub-Accounts. Accumulation Units are valued at the end of each Valuation Day and are used to calculate the value of your Contract prior to Annuitization.
Accumulation Unit Value: The daily price of Accumulation Units on any Valuation Day.
Administrative Office: Until August 31, 2015, our overnight mailing address is: The Hartford - Annuity Service Operations, 745 West New Circle Road, Building 200, 1st Floor, Lexington, KY 40511 ("Lexington Address"). Effective September 1, 2015, our overnight mail address will be 1338 Indian Mound Drive, Mt. Sterling, KY 40353 ("Sterling Address"). Therefore, any mail received at the Lexington Address after August 31, 2015, will not be processed and will be returned. Our standard mailing address is The Hartford - Annuity Service Operations, PO Box 14293, Lexington, KY 40512-1293.
Anniversary Value: The value equal to the Contract Value as of a Contract Anniversary, adjusted for subsequent Premium Payments and partial Surrenders.
Annual Maintenance Fee: An annual $30 charge deducted on a Contract Anniversary or upon full Surrender if the Contract Value at either of those times is less than $50,000. The charge is deducted proportionately from each Account in which you are invested.

Annual Withdrawal Amount: This is the amount you can Surrender per Contract Year without paying a Contingent Deferred Sales Charge. This amount is non-cumulative, meaning that it cannot be carried over from one year to the next.
Annuitant: The person on whose life the Contract is issued. The Annuitant may not be changed after your Contract is issued.
Annuity Calculation Date: The date we calculate the first Annuity Payout.
Annuity Commencement Date: Except as provided herein, the later of the 10th Contract Anniversary or the date the Annuitant reaches age 90, unless you elect an earlier date.
Annuity Payout: The money we pay out after the Annuity Commencement Date for the duration and frequency you select.
Annuity Payout Option: Any of the options available for payout after the Annuity Commencement Date or death of the Contract Owner or Annuitant.
Annuity Unit: The unit of measure we use to calculate the value of your Annuity Payouts under a variable dollar amount Annuity Payout Option.
Annuity Unit Value: The daily price of Annuity Units on any Valuation Day.
Beneficiary: The person(s) entitled to receive benefits pursuant to the terms of the Contract upon the death of any Contract Owner, joint Contract Owner or Annuitant.
Benefit Amount: The basis used to determine the maximum payout guaranteed under The Hartford’s Principal First, The Hartford’s Principal First Preferred and The Hartford’s Lifetime Income Builder.
Benefit Payment: The maximum guaranteed Payment that may be withdrawn each Contract Year under The Hartford’s Principal First, The Hartford’s Principal First Preferred or The Hartford’s Lifetime Income Builder.
Charitable Remainder Trust: An irrevocable trust, where an individual donor makes a gift to the trust, and in return receives an income tax deduction. In addition, the individual donor has the right to receive a percentage of the trust earnings for a specified period of time.
Code: The Internal Revenue Code of 1986, as amended.
Commuted Value: The present value of any remaining guaranteed Annuity Payouts. This amount is calculated using the Assumed Investment Return for variable dollar amount Annuity Payouts and a rate of return determined by us for fixed dollar amount Annuity Payouts.
Contingent Annuitant: The person you may designate to become the Annuitant if the original Annuitant dies before the Annuity Commencement Date. You must name a Contingent Annuitant before the original Annuitant’s death.
Contingent Deferred Sales Charge: The deferred sales charge that may apply when you make a full or partial Surrender.
Contract: The individual Annuity Contract and any endorsements or riders. Group participants and some individuals may receive a certificate rather than a Contract.
Contract Anniversary: The anniversary of the date we issued your Contract. If the Contract Anniversary falls on a Non- Valuation Day, then the Contract Anniversary will be the next Valuation Day.
Contract Owner, Owner or you: The owner or holder of the Contract described in this prospectus including any joint Owner(s). We do not capitalize “you” in the prospectus.
Contract Value: The total value of the Accounts on any Valuation Day.
Contract Year: Any 12 month period between Contract Anniversaries, beginning with the date the Contract was issued.
Covered Life: The governing life or lives used for determining the Lifetime Withdrawal Feature (may also be referred to as "Lifetime Withdrawal Benefit") under The Hartford’s Lifetime Income Foundation, The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios.
Death Benefit: The amount payable if the Contract Owner, joint Contract Owner or the Annuitant dies before the Annuity Commencement Date.
Dollar Cost Averaging: A program that allows you to systematically make transfers between Accounts available in your Contract.
Eligible Withdrawal Year: As used in The Hartford’s Lifetime Income Builder II, any Contract Year following the Relevant Covered Life’s 60th birthday.

Fixed Account: Part of our General Account, where you were able to allocate all or a portion of your Contract Value. Effective October 4, 2013, we no longer accept new allocations or Premium Payments to the Fixed Accumulation Feature.
General Account: The General Account includes our company assets, including any money you have invested in the Fixed Account. The assets in the General Account are available to the creditors of Hartford.
Joint Annuitant: The person on whose life Annuity Payouts are based if the Annuitant dies after Annuitization. You may name a Joint Annuitant only if your Annuity Payout Option provides for a survivor. The Joint Annuitant may not be changed.
Lifetime Benefit Payment: The maximum guaranteed amount that can be withdrawn each year pursuant to The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios. A Lifetime Benefit Payment constitutes a partial Surrender. Withdrawals taken prior to an Eligible Withdrawal Year (The Hartford’s Lifetime Income Builder II) or prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios) are excluded from this definition.
Lifetime Income Eligibility Date: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the attained age of the relevant Covered Life at which Lifetime Benefit Payments can begin provided that such age is greater than 59½ years of age.
Lifetime Withdrawal Feature: Under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, a series of Lifetime Benefit Payments in each Contract Year following the Lifetime Income Eligibility Date.
Maximum Anniversary Value: This is the highest Anniversary Value, adjusted for subsequent Premium Payments and Surrenders, prior to the deceased’s 81st birthday or the date of death, if earlier.
Maximum Contract Value: The greatest of: (i) the Contract Value on the rider issue date, plus Premium Payments received after such date or (ii) the Contract Value on each subsequent Contract Anniversary, excluding the current Contract Anniversary, plus Premium Payments received after such Contract Anniversary date.
Minimum Contract Value: Subject to state variations, the Minimum Contract Value we establish from time to time.
Net Investment Factor: This is used to measure the investment performance of a Sub-Account from one Valuation Day to the next, and is also used to calculate your Annuity Payout amount.
1933 Act: The Securities Act of 1933, as amended.
1934 Act: The Securities Exchange Act of 1934, as amended.
1940 Act: The Investment Company Act of 1940, as amended.
Non-Valuation Day: Any day the New York Stock Exchange is not open for trading.
Our Website: Our current website, www.hartfordinvestor.com, will be changing to www.thehartford/annuities prior to December 31, 2014.
Payee: The person or party you designate to receive Annuity Payouts.
Payment Base: The amount used to determine the Lifetime Benefit Payments for The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios. The Payment Base may be subject to automatic annual Payment Base increases when The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios has been elected. Your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored exchange program.
Premium Payment: Money sent to us to be invested in your Contract.
Premium Tax: A tax charged by a state or municipality on Premium Payments.
Relevant Covered Life: When the Single Life option is chosen, the Relevant Covered Life will be based on the attained age of the oldest Contract Owner(s) if the Contract Owner is a natural person or the Annuitant(s) if the Contract Owner is not a natural person. When the Joint/Spousal Option is chosen, however, the Relevant Covered Life will be based on the attained age of the youngest Contract Owner and his or her Spouse if the Contract Owner is a natural person or the Annuitant if the Contract Owner is not a natural person. As used herein, “attained age” means the chronological age of the Relevant Covered Life as of the applicable measuring point.
Required Minimum Distribution: A federal requirement that individuals age 70½ and older must take a distribution from their tax-qualified retirement account by December 31, each year. For employer sponsored qualified Contracts, the individual must begin taking distributions at the age of 70½ or upon retirement, whichever comes later.
Spouse: A person related to a Contract Owner by marriage pursuant to the Code. This definition does not currently take into consideration domestic partners pursuant to state civil union laws.

Sub-Account Value: The value on or before the Annuity Calculation Date, which is determined on any day by multiplying the number of Accumulation Units by the Accumulation Unit Value for that Sub-Account.
Surrender: A complete or partial withdrawal from your Contract.
Surrender Value: The amount we pay you if you terminate your Contract before the Annuity Commencement Date. The Surrender Value is equal to the Contract Value minus any applicable charges (subject to rounding).
The Hartford’s Lifetime Income Builder: An option that can be added for an additional charge that provides a minimum withdrawal benefit and a minimum Death Benefit. In your Contract, The Hartford’s Lifetime Income Benefit is referred to as Unified Benefit Design. This rider is closed to new sales.
The Hartford’s Principal First: This rider/option can no longer be elected or added after you purchase your Contract. if elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elected this benefit after you purchased your Contract. The maximum withdrawal amount you may take under The Hartford’s Principal First in any Contract Year is 7% of the guaranteed amount. This rider is closed to new sales.
The Hartford’s Principal First Preferred: This rider/option can no longer be elected or added after you purchase your Contract. If elected upon purchase, you may take withdrawals that are guaranteed to equal your total Premium Payments as long as certain conditions are met. The guaranteed amount will be different if you elect this benefit after you purchase your Contract. The maximum withdrawal amount you may take under The Hartford’s Principal First Preferred in any Contract Year is 5% of the guaranteed amount. This rider is closed to new sales.
Threshold: For the purposes of The Hartford’s Lifetime Income Builder II, The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios, the amount used to determine the change in the Payment Base following a partial Surrender in any Contract Year that is not an Eligible Withdrawal Year (The Hartford’s Lifetime Income Builder II) or any Contract Year that is prior to the Lifetime Income Eligibility Date (The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios). For the purposes of these optional riders, the percentage used to determine your Threshold amount is 5% (Single Life Election) or 4.5% (Joint/Spousal Election) of the Payment Base.
Valuation Day: Every day the New York Stock Exchange is open for trading. Values of the Separate Account are determined as of the close of the New York Stock Exchange. The Exchange generally closes at 4:00 p.m. Eastern Time but may close earlier on certain days and as conditions warrant.
Valuation Period: The time span between the close of trading on the New York Stock Exchange from one Valuation Day to the next.
We, us or our: Hartford Life and Annuity Insurance Company or Hartford Life Insurance Company, as the case may be.
Withdrawal Percent: The multiplier used in calculating Lifetime Benefit Payments under The Hartford’s Lifetime Income Builder II and The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Portfolios.
You: The Owner including any joint Owner(s). We do not capitalize “you” or “your” in this prospectus.
7. Other Information
Assignment — A non-qualified Contract may be assigned. We must be properly notified in writing of an assignment. Any Annuity Payouts or Surrenders requested or scheduled before we record an assignment will be made according to the instructions we have on record. We are not responsible for determining the validity of an assignment. Assigning a non-qualified Contract may require the payment of income taxes and certain penalty taxes. Please consult a qualified tax adviser before assigning your Contract. If you elect The Hartford’s Lifetime Income Builder, the benefits thereunder cannot be assigned.
A qualified Contract may not be transferred or otherwise assigned, unless allowed by applicable law. Please consult a qualified tax adviser before assigning your Contract.
Speculative Investing — Do not purchase this Contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme. When you purchased this Contract you represented and warranted that you would not use this Contract, or any of its riders, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Contract Modification — The Annuitant may not be changed. However, if the Annuitant is still living, the Contingent Annuitant may be changed at any time prior to the Annuity Commencement Date by sending us written notice.

We may modify the Contract, but no modification will affect the amount or term of any Contract unless a modification is required to conform the Contract to applicable federal or state law. No modification will affect the method by which Contract Values are determined.
How Contracts are sold — We have entered into a distribution agreement with our affiliate Hartford Securities Distribution Company, Inc. (“HSD”) under which HSD serves as the principal underwriter for the Contracts, HSD is registered with the Securities and Exchange Commission under the 1934 Act as a broker-dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The principal business address of HSD is the same as ours.
HSD has entered into selling agreements with affiliated and unaffiliated broker-dealers, and financial institutions (“Financial Intermediaries”) for the sale of the Contracts. We pay compensation to HSD for sales of the Contracts by Financial Intermediaries. HSD, in its role as principle underwriter, did not retain any underwriting commissions for the fiscal year ended December 31, 2014. Contracts were by individuals who were appointed by us as insurance agents and who were registered representatives4 of Financial Intermediaries (“Registered Representatives”).
The Core (the version of this Contract that we call “Core” has no specific marketing name) and Edge Contracts may be sold directly to the following individuals free of any sales commission: (1) current or retired officers, directors, trustees and employees (and their families) of our ultimate corporate parent and affiliates; and (2) employees and Registered Representatives (and their families) of Financial Intermediaries. If applicable, we may have credited the Contract with a credit of 5.0% of the initial Premium Payment. This additional percentage of Premium Payment in no way and each subsequent Premium Payment, if any affects current or future charges, rights, benefits or account values of other Contract Owners.
We list below types of arrangements that helped to incentivize sales people to sell our suite of variable annuities. Not all arrangements necessarily affect each variable annuity. These types of arrangements could be viewed as creating conflicts of interest.
Financial Intermediaries receive commissions (described below under “Commissions”). Certain selected Financial Intermediaries also receive additional compensation (described below under “Additional Payments”). All or a portion of the payments we make to Financial Intermediaries may be passed on to Registered Representatives according to a Financial Intermediaries’ internal compensation practices.
Affiliated broker-dealers also employ individuals called “wholesalers” in the sales process. Wholesalers typically receive commissions based on the type of Contract or optional benefits sold. Commissions are based on a specified amount of Premium Payments or Contract Value.
Commissions
Up front commissions paid to Financial Intermediaries generally range from 1% to up to 7% of each Premium Payment you pay for your Contract. Trail commissions (fees paid for customers that maintain their Contracts generally for more than 1 year) range up to 1.20% of your Contract Value. We pay different commissions based on the Contract variation that you buy. We may pay a lower commission for sales to people over age 80.
Commission arrangements vary from one Financial Intermediary to another. We are not involved in determining your Registered Representative’s compensation. Under certain circumstances, your Registered Representative may be required to return all or a portion of the commissions paid.
Check with your Registered Representative to verify whether your account is a brokerage or an advisory account. Your interests may differ from ours and your Registered Representative (or the Financial Intermediary with which they are associated). Please ask questions to make sure you understand your rights and any potential conflicts of interest. If you are an advisory client, your Registered Representative (or the Financial Intermediary with which they are associated) can be paid both by you and by us based on what you buy. Therefore, profits, and your Registered Representative’s (or their Financial Intermediary’s) compensation, may vary by product and over time. Contact an appropriate person at your Financial Intermediary with whom you can discuss these differences.
Additional Payments
Subject to FINRA, Financial Intermediary and insurance rules, we (or our affiliates) also pay the following types of fees to among other things encourage the sale of this Contract and/or to provide inforce Contract Owner support. These additional payments could create an incentive for your investment professional, and the Financial Intermediary with which they are associated, to recommend products that pay them more than others, which may not necessarily be to your benefit. In addition, some Financial Intermediaries may make a profit from fees received for inforce Contract Owner support.

Additional Payment Type	What it’s used for
Access	Access to investment professionals and/or Financial Intermediaries such as one-on-one wholesaler visits or attendance at national sales meetings or similar events.
Gifts & Entertainment	Occasional meals and entertainment, tickets to sporting events and other gifts.
Marketing
Joint marketing campaigns and/or Financial Intermediary event advertising/participation; sponsorship of Financial Intermediary sales contests and/or promotions in which participants (including investment professionals) receive prizes such as travel awards, merchandise and recognition; client generation expenses.

Marketing Expense Allowance	Pay Fund related parties for wholesaler support, training and marketing activities for certain Funds.
Inforce Contract Owner Support	Support through such things as providing hardware and software, operational and systems integration, links to our website from a Financial Intermediary’s websites; shareholder services.
Training	Educational (due diligence), sales or training seminars, conferences and programs, sales and service desk training.
Volume	Pay for the overall volume of their sales or the amount of money investing in our products.
As of December 31, 2014, we have entered into ongoing contractual arrangements to make Additional Payments to the following Financial Intermediaries for our entire suite of variable annuities:
AIG Advisors Group, Inc., (FSC Securities Corporation, Royal Alliance Assoc., Inc., Sagepoint Financial), Cambridge Investment Research Inc., Capital Analyst Inc., Centaurus Financial, Inc., Cetera Financial Group (Cetera Financial Specialists, LLC, Cetera Investment Services, LLC, Cetera Advisors, LLC, Cetera Advisor Networks, LLC), CCO Investment Services Corp., Citigroup Global Markets, Inc., Commonwealth Financial Network, Crown Capital Securities, LLP, Edward D. Jones & Co., LLP, First Allied Securities, Inc., First Tennessee Brokerage Inc., Frost Brokerage Services, Inc., H.D. Vest Investment Services, Huntington Investment Company, ING Financial Partners, Investacorp, Inc., Investment Professionals, Inc., Investors Capital Corp., Janney Montgomery Scott, Inc., Lincoln Financial Advisors Corp., Lincoln Financial Securities Corp., Lincoln Investment Planning, LPL Financial Corporation, Merrill Lynch Pierce Fenner & Smith, Morgan Stanley Smith Barney, LLC, (various divisions and affiliates), Raymond James & Associates, Inc., Raymond James Financial Services, RBC Capital Markets., Robert W. Baird & Co. Inc., Rogan & Associates, Securities America, Inc.,Thurston, Springer, Miller, Herd & Titak, Inc., U.S. Bancorp Investments, Inc., UBS Financial Services, Inc., Wells Fargo Advisors LLC (various divisions), Woodbury Financial Services, Inc.
Inclusion on this list does not imply that these sums necessarily constitute “special cash compensation” as defined by FINRA Conduct Rule 2830(l)(4). We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify any investor whether their investment professional is or should be included in any such listing.
As of December 31, 2014, we have entered into arrangements to pay Marketing Expense Allowances to the following Fund Companies (or affiliated parties) for our entire suite of variable annuities: American Variable Insurance Series & Capital Research and Management Company & Oppenheimer Variable Account Funds & Oppenheimer Funds Distributor, Inc. Marketing Expense Allowances may vary based on the form of Contract sold and the age of the purchaser. We will endeavor to update this listing annually and interim arrangements may not be reflected. We assume no duty to notify you whether any Financial Intermediary is or should be included in any such listing. You are encouraged to review the prospectus for each Fund for any other compensation arrangements pertaining to the distribution of Fund shares.
For the fiscal year ended December 31, 2014, Additional Payments did not in the aggregate exceed approximately $21.4 million (excluding corporate-sponsorship related perquisites and Marketing Expense Allowances) or approximately 0.04% of average total individual variable annuity assets. Marketing Expense Allowances for this period did not exceed $38,000 or approximately 0.14% of the Premium Payments invested in a particular Fund during this period.
Legal Proceedings
There continues to be significant federal and state regulatory activity relating to financial services companies. Like other insurance companies, we are involved in lawsuits, arbitrations, and regulatory/legal proceedings. Certain of the lawsuits and legal actions the Company is involved in assert claims for substantial amounts. While it is not possible to predict with certainty the ultimate outcome of any pending or future case, legal proceeding or regulatory action, we do not expect the ultimate result of any of these actions to result in a material adverse effect on the Company or its Separate Accounts. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s results of operations or cash flows in particular quarterly or annual periods.
More Information
You may call your Account Executive if you have any questions or write or call us at the address on page 1.
Financial Statements
You can find financial statements of the Separate Account and Hartford in the Statement of Additional Information. To receive a copy of the Statement of Additional Information free of charge, call your representative or complete the form at the end of this prospectus and mail the form to us at the address indicated on the form.
State Variations
The following section describes modifications to this prospectus required by one or more state insurance departments:

•	Alabama — We will accept subsequent Premium Payments only during the first Contract Year (if Contract contains the Fixed Account Rider).

•
California — Any Contract Owner 60 years old or older when purchasing this Contract in the state of California must either: Elect the Senior Protection program, or elect to immediately allocate the initial Premium Payments to the other investment options. Under the Senior Protection Program we will allocate your initial Premium Payment to the Hartford Money Market HLS Fund Sub-Account for the first 35 days your initial Premium Payment is invested. After the 35th day we will automatically allocate your Contract Value according to your most current investment instructions. If you elect the Senior Protection Program you will not be able to participate in any Automatic Additions or Dollar Cost Averaging Program until after the Program has terminated. The Dollar Cost Averaging Plus, Static Asset Allocation Models and certain Automatic Income Programs are not available if you elect the Senior Protection Program. Under the Senior Protection Program any subsequent Premium Payment received during the 35 days after the initial Premium Payment is invested will also be invested in the Hartford Money Market HLS Fund Sub-Account unless you direct otherwise. You may voluntarily terminate your participation in the Senior Protection Program by contacting us in writing or by telephone. You will automatically terminate your participation in the Senior Protection Program if you allocate a subsequent Premium Payment to any other investment option or transfer Account Value from the Money Market Sub-Account to another investment option.

When you terminate your participation in the Senior Protection Program:

•	you may reallocate your Contract Value in the Program to other investment options; or

•	we will automatically reallocate your Account Value in the Program according to your original instructions 35 days after your initial Premium Payment was invested.

•
Connecticut — For Contracts issued in the state of Connecticut, there are no investment restrictions on the Sub-Accounts you may invest in while subject to The Hartford’s Principal First Preferred benefit.

If you elect The Hartford’s Principal First Preferred, and your Contract was issued in the state of Connecticut, our approval is required for any subsequent Premium Payments if the Premium Payments for all deferred variable annuity Contracts issued by us or our affiliates to you equals or exceeds $100,000.

•
Oregon — If you purchase your Contract in Oregon, we will accept subsequent Premium Payments only during the first three Contract Years. Oregon Contract Owners may only sign up for DCA Plus Programs that are 6 months or longer.

•
Massachusetts — If you purchase your Contract in Massachusetts, we will accept subsequent Premium Payments only until the Annuitants 63rd birthday or the third Contract Anniversary, whichever is later.

•
Minnesota, New York and Washington — The MAV Plus Death Benefit is not available for Contracts issued in Washington, New York or Minnesota. There is a different optional Death Benefit called the Maximum Anniversary Value Death Benefit for Contracts issued in Washington, New York or Minnesota. The charge is 0.30% of average daily Sub- Account Value.

There is an additional charge we deduct on a daily basis that is equal to an annual charge of 0.30% of your Contract Value invested in the Sub-Accounts for this benefit. You cannot choose this Death Benefit if you and/or your Annuitant are age 76 or older on the issue date. You can only choose this Death Benefit at the time of issue.
The Maximum Anniversary Value Death Benefit is described below. It is the greatest of:

•	Your Contract Value on the date we receive proof of death;

•	Total Premium Payments adjusted for any partial Surrenders; or

•	Your Maximum Anniversary Value.

•	New York — We will not recalculate The Hartford’s Principal First or Principal First Preferred Benefit Amount if you change the ownership or assign your Contract to someone other than your spouse.

•	New York and Texas — The minimum Contract Value after Surrender is $1,000.

•
South Carolina and Washington — We do not deduct an Annual Maintenance Fee for Contracts issued in South Carolina and Washington if it will cause the rate of interest credited to your Contract Value in the Fixed Account to fall below state minimum requirements.

•	New Jersey, New York, Oklahoma and Oregon — AIRS are the following: 3% and 5%.

•	Massachusetts, New Jersey and New York — The Nursing Home Waiver is not available.

•	Florida — The limit on Death Benefits imposed when aggregate Premium Payments total $5 million or more does not apply.

•	New York — The minimum monthly Annuity Payout is $20.

•	Oregon and Pennsylvania — The Life Annuity with a Cash Refund Annuity Payout Option is not available. Fixed Dollar Amount Annuity Payouts are not available.

•	Pennsylvania — The Nursing Home Waiver minimum confinement period is changed from 180 days to 90 days.

•	New York and Washington — The Hartford’s Life Income Builder Charge is not withdrawn from the Fixed Account.
Medicaid Benefits — Medicaid is a program that covers most medical costs, including nursing home and home care for the elderly and certain persons with disabilities. To qualify, individuals must meet both income and resource tests. Subject to state law, income tests measure whether earned and unearned income such as benefit payments exceeds predetermined monthly caps. Resource tests look to the value of countable assets such as this Contract. Medicaid also allows the costs of benefits such as nursing home care, home and community based services, and related hospital prescription drug services to be recaptured from a recipient’s estate after their death (or if the recipient has a surviving Spouse, the recapture is suspended until after the death of the recipient’s surviving Spouse).
Medicaid estate planning may be important to people who are concerned about long term care costs or the adequacy of their private LTC insurance. Benefits associated with this variable annuity may have an impact on your Medicaid eligibility and the assets considered for Medicaid benefits.
Certain asset and/or trust transfers (or a “spend down” of assets) made to become eligible for Medicaid may trigger periods of potentially unlimited ineligibility and can be considered fraud. Each state examines the financial history of a person to determine whether he or she transferred funds at below market value in order to qualify for Medicaid. These look-back periods are currently 36-months for asset transfers and 60-months for Medicaid exempt trust transfers.
Ownership interests or beneficiary status under this variable annuity can render you or your loved ones ineligible for Medicaid. This may be particularly troubling if your Spouse or Beneficiary is already receiving Medicaid benefits at the time of transfer or receipt of Death Benefits. As certain ownership changes are either impermissible or are subject to benefit resetting rules, you may want to carefully consider how you structure the ownership and beneficiary status of your Contract.
This discussion is intended to provide a very general overview and does not constitute legal advice or in any way suggest that you circumvent these rules. You should seek advice from a competent elder law attorney to make informed decisions about how this variable annuity may affect your plans.

Table of Contents to Statement of Additional Information

General Information
Safekeeping of Assets
Experts
Non-Participating
Misstatement of Age or Sex
Principal Underwriter
Performance Related Information
Total Return for all Sub-Accounts
Yield for Sub-Accounts
Money Market Sub-Accounts
Additional Materials
Performance Comparisons
Accumulation Unit Values
Financial Statements

APP TAX-1

Appendix Tax
Federal Tax Considerations
A. Introduction
The following summary of tax rules does not provide or constitute any tax advice. It provides only a general discussion of certain of the expected federal income tax consequences with respect to amounts contributed to, invested in or received from a Contract, based on our understanding of the existing provisions of the Internal Revenue Code (“Code”), Treasury Regulations thereunder, and public interpretations thereof by the IRS (e.g., Revenue Rulings, Revenue Procedures or Notices) or by published court decisions. This summary discusses only certain federal income tax consequences to United States Persons, and does not discuss state, local or foreign tax consequences. The term United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships, trust or estates that are subject to United States federal income tax, regardless of the source of their income. See “Nonresident Aliens and Foreign Entities” below regarding annuity purchases by, or payments to, non-U.S. Persons. Pursuant to IRS Circular 230, you are hereby notified of the following: The information contained in this document is not intended to (and cannot) be used by anyone to avoid IRS penalties. This document supports the promotion and marketing of insurance products. You should seek advice based on your particular circumstances from an independent tax advisor. This prospectus is not intended to provide tax, accounting or legal advice. Please consult your tax accountant or attorney prior to finalizing or implementing any tax or legal strategy or for any tax, account or legal advice concerning your situation.
This summary has been prepared by us after consultation with tax counsel, but no opinion of tax counsel has been obtained. We do not make any guarantee or representation regarding any tax status (e.g., federal, state, local or foreign) of any Contract or any transaction involving a Contract. In addition, there is always a possibility that the tax treatment of an annuity contract could change by legislation or other means (such as regulations, rulings or judicial decisions). Moreover, it is always possible that any such change in tax treatment could be made retroactive (that is, made effective prior to the date of the change). Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.
In addition, although this discussion addresses certain tax consequences if you use the Contract in various arrangements, including Charitable Remainder Trusts, tax-qualified retirement arrangements, deferred compensation plans, split-dollar insurance arrangements, or other employee benefit arrangements, this discussion is not exhaustive. The tax consequences of any such arrangement may vary depending on the particular facts and circumstances of each individual arrangement and whether the arrangement satisfies certain tax qualification or classification requirements. In addition, the tax rules affecting such an arrangement may have changed recently, e.g., by legislation or regulations that affect compensatory or employee benefit arrangements. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which to you depends in part on its tax consequences, you should consult a qualified tax adviser regarding the tax treatment of the proposed arrangement and of any Contract used in it.
As used in the following sections addressing “Federal Tax Considerations,” the term “spouse” means the person to whom you are legally married, as determined under federal tax law. This may include opposite or same-sex spouses, but does not include those in domestic partnerships or civil unions which are not recognized as married for federal tax purposes. You are encouraged to consult with an accountant, lawyer or other qualified tax advisor about your own situation.
The federal, as well as state and local, tax laws and regulations require the Company to report certain transactions with respect to Your contract (such as an exchange of or a distribution from the contract) to the Internal Revenue Service and state and local tax authorities, and generally to provide You with a copy of what was reported. This copy is not intended to supplant Your own records. It is Your responsibility to ensure that what You report to the Internal Revenue Service and other relevant taxing authorities on your income tax returns is accurate based on Your books and records. You should review whatever is reported to the taxing authorities by the Company against your own records, and in consultation with your own tax advisor, and should notify the Company if You find any discrepancies in case corrections have to be made.
THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. SPECIAL TAX RULES MAY APPLY WITH RESPECT TO CERTAIN SITUATIONS THAT ARE NOT DISCUSSED HEREIN. EACH POTENTIAL PURCHASER OF A CONTRACT IS ADVISED TO CONSULT WITH A QUALIFIED TAX ADVISER AS TO THE CONSEQUENCES OF ANY AMOUNTS INVESTED IN A CONTRACT UNDER APPLICABLE FEDERAL, STATE, LOCAL OR FOREIGN TAX LAW.
B. Taxation of the Company and the Separate Account
The Separate Account is taxed as part of the Company which is taxed as a life insurance company under Subchapter L of Chapter 1 of the Code. Accordingly, the Separate Account will not be taxed as a “regulated investment company” under Subchapter M of Chapter 1 of the Code. Investment income and any realized capital gains on assets of the Separate

APP TAX-2

Account are reinvested and taken into account in determining the value of the Accumulation and Annuity Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Contract.
Currently, no taxes are due on interest, dividends and short-term or long-term capital gain earned by the Separate Account with respect to the Contracts. The Company is entitled to certain tax benefits related to the investment of company assets, including assets of the Separate Account. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.
C. Taxation of Annuities — General Provisions Affecting Contracts Not Held in Tax-Qualified Retirement Plans
Section 72 of the Code governs the taxation of annuities in general.
1. Non-Natural Persons as Owners
Pursuant to Code Section 72(u), an annuity contract held by a taxpayer other than a natural person generally is not treated as an annuity contract under the Code. Instead, such a non-natural Contract Owner generally could be required to include in gross income currently for each taxable year the excess of (a) the sum of the Contract Value as of the close of the taxable year and all previous distributions under the Contract over (b) the sum of net premiums paid for the taxable year and any prior taxable year and the amount includable in gross income for any prior taxable year with respect to the Contract under Section 72(u). However, Section 72(u) does not apply to:

•
A contract the nominal owner of which is a non-natural person but the beneficial owner of which is a natural person (e.g., where the non-natural owner holds the contract as an agent for the natural person),

•	A contract acquired by the estate of a decedent by reason of such decedent’s death,

•	Certain contracts acquired with respect to tax-qualified retirement arrangements,

•
A single premium immediate annuity contract under Code Section 72(u)(4), which provides for substantially equal periodic payments and an annuity starting date that is no later than 1 year from the date of the contract’s purchase.

A non-natural Contract Owner that is a tax-exempt entity for federal tax purposes (e.g., a tax-qualified retirement trust or a Charitable Remainder Trust) generally would not be subject to federal income tax as a result of such current gross income under Code Section 72(u). However, such a tax-exempt entity, or any annuity contract that it holds, may need to satisfy certain tax requirements in order to maintain its qualification for such favorable tax treatment. See, e.g., IRS Tech. Adv. Memo. 9825001 for certain Charitable Remainder Trusts.
Pursuant to Code Section 72(s), if the Contract Owner is a non-natural person, the primary annuitant is treated as the “holder” in applying the required distribution rules described below. These rules require that certain distributions be made upon the death of a “holder.” In addition, for a non-natural owner, a change in the primary annuitant is treated as the death of the “holder.” However, the provisions of Code Section 72(s) do not apply to certain contracts held in tax-qualified retirement arrangements or structured settlement arrangements.
For tax years beginning after December 31, 2012, estates and trusts with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the estate’s or trust’s adjusted gross income for the taxable year.
2. Other Contract Owners (Natural Persons).
A Contract Owner is not taxed on increases in the value of the Contract until an amount is received or deemed received, e.g., in the form of a lump sum payment (full or partial value of a Contract) or as Annuity payments under the settlement option elected.
The provisions of Section 72 of the Code concerning distributions are summarized briefly below. Also summarized are special rules affecting distributions from Contracts obtained in a tax-free exchange for other annuity contracts or life insurance contracts which were purchased prior to August 14, 1982. For tax years beginning after December 31, 2012, individuals with gross income from annuities may be subject to an additional tax (Unearned Income Medicare Contribution) of 3.8%, depending upon the amount of the individual’s modified adjusted gross income for the taxable year.
a. Amounts Received as an Annuity
Contract payments made periodically at regular intervals over a period of more than one full year, such that the total amount payable is determinable from the start (“amounts received as an annuity”) are includable in gross income to the extent the payments exceed the amount determined by the application of the ratio of the allocable “investment in the contract” to the total amount of the payments to be made after the start of the payments (the “exclusion ratio”) under Section 72 of the Code. Total premium payments less amounts received which were not includable in gross income equal the “investment in the contract.” The start of the payments may be the Annuity Commencement Date, or may be an annuity starting date

APP TAX-3

assigned should any portion less than the full Contract be converted to periodic payments from the Contract (Annuity Payouts).

i.
When the total of amounts excluded from income by application of the exclusion ratio is equal to the allocated investment in the contract for the Annuity Payout, any additional payments (including surrenders) will be entirely includable in gross income.

ii.
To the extent that the value of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract”. It is unclear what value should be used in determining the “income on the contract.” We believe that the “income on the contract” does not include some measure of the value of certain future cash-value type benefits, but the IRS could take a contrary position and include such value in determining the “income on the contract”.

iii.
Under Section 72(a)(2) of the Code, if any amount is received as an annuity (i.e., as one of a series of periodic payments at regular intervals over more than one full year) for a period of 10 or more years, or during one or more lives, under any portion of an annuity, endowment, or life insurance contract, then that portion of the contract shall be treated as a separate contract with its own annuity starting date (otherwise referred to as a partial annuitization of the contract). This assigned annuity starting date for the new separate contract can be different from the original Annuity Commencement Date for the Contract. Also, for purposes of applying the exclusion ratio for the amounts received under the partial annuitization, the investment in the contract before receiving any such amounts shall be allocated pro rata between the portion of the Contract from which such amounts are received as an annuity and the portion of the Contract from which amounts are not received as an annuity. These provisions apply to payments received in taxable years beginning after December 31, 2010.

b. Amounts Not Received as an Annuity

i.
To the extent that the “cash value” of the Contract (ignoring any surrender charges except on a full surrender) exceeds the “investment in the contract,” such excess constitutes the “income on the contract.”

ii.
Any amount received or deemed received prior to the Annuity Commencement Date (e.g., upon a withdrawal or partial surrender), which is non-periodic and not part of a partial annuitization, is deemed to come first from any such “income on the contract” and then from “investment in the contract,” and for these purposes such “income on the contract” is computed by reference to the aggregation rule described in subparagraph 2.c. below. As a result, any such amount received or deemed received (1) shall be includable in gross income to the extent that such amount does not exceed any such “income on the contract,” and (2) shall not be includable in gross income to the extent that such amount does exceed any such “income on the contract.” If at the time that any amount is received or deemed received there is no “income on the contract” (e.g., because the gross value of the Contract does not exceed the “investment in the contract,” and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the “investment in the contract.”

iii.
Generally, non-periodic amounts received or deemed received after the Annuity Commencement Date (or after the assigned annuity starting date for a partial annuitization) are not entitled to any exclusion ratio and shall be fully includable in gross income. However, upon a full surrender after such date, only the excess of the amount received (after any surrender charge) over the remaining “investment in the contract” shall be includable in gross income (except to the extent that the aggregation rule referred to in the next subparagraph 2.c. may apply).

iv.
The receipt of any amount as a loan under the Contract or the assignment or pledge of any portion of the value of the Contract shall be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a.

v.
In general, the transfer of the Contract, without full and adequate consideration, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.a. This transfer rule does not apply, however, to certain transfers of property between Spouses or incident to divorce.

vi.
In general, any amount actually received under the Contract as a Death Benefit, including an optional Death Benefit, if any, will be treated as an amount received for purposes of this subparagraph 2.b. and the previous subparagraph 2.

c. Aggregation of Two or More Annuity Contracts.
Contracts issued after October 21, 1988 by the same insurer (or affiliated insurer) to the same owner within the same calendar year (other than certain contracts held in connection with tax-qualified retirement arrangements) will be aggregated and treated as one annuity contract for the purpose of determining the taxation of distributions prior to the Annuity Commencement Date. An annuity contract received in a tax-free exchange for another annuity contract or life insurance contract may be treated as a new contract for this purpose. We believe that for any Contracts subject to such aggregation,

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the values under the Contracts and the investment in the contracts will be added together to determine the taxation under subparagraph 2.a., above, of amounts received or deemed received prior to the Annuity Commencement Date. Withdrawals will be treated first as withdrawals of income until all of the income from all such Contracts is withdrawn. In addition, the Treasury Department has specific authority under the aggregation rules in Code Section 72(e)(12) to issue regulations to prevent the avoidance of the income-out-first rules for non-periodic distributions through the serial purchase of annuity contracts or otherwise. As of the date of this prospectus, there are no regulations interpreting these aggregation provisions.
d. 10% Penalty Tax — Applicable to Certain Withdrawals and Annuity Payments.

i.
If any amount is received or deemed received on the Contract (before or after the Annuity Commencement Date), the Code applies a penalty tax equal to ten percent of the portion of the amount includable in gross income, unless an exception applies.

ii.	The 10% penalty tax will not apply to the following distributions:

1.	Distributions made on or after the date the recipient has attained the age of 59½.

2.	Distributions made on or after the death of the holder or where the holder is not an individual, the death of the primary annuitant.

3.	Distributions attributable to a recipient becoming disabled.

4.
A distribution that is part of a scheduled series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the recipient (or the joint lives or life expectancies of the recipient and the recipient’s designated Beneficiary).

5.	Distributions made under certain annuities issued in connection with structured settlement agreements.

6.	Distributions of amounts which are allocable to the “investment in the contract” prior to August 14, 1982 (see next subparagraph e.).

7.	Distributions purchased by an employer upon termination of certain qualified plans and held by the employer until the employee separates from service.
If the taxpayer avoids this 10% penalty tax by qualifying for the substantially equal periodic payments exception and later such series of payments is modified (other than by death or disability), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the taxpayer has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.
e. Special Provisions Affecting Contracts Obtained Through a Tax-Free Exchange of Other Annuity or Life Insurance Contracts Purchased Prior to August 14, 1982.
If the Contract was obtained by a tax-free exchange of a life insurance or annuity Contract purchased prior to August 14, 1982, then any amount received or deemed received prior to the Annuity Commencement Date shall be deemed to come (1) first from the amount of the “investment in the contract” prior to August 14, 1982 (“pre-8/14/82 investment”) carried over from the prior Contract, (2) then from the portion of the “income on the contract” (carried over to, as well as accumulating in, the successor Contract) that is attributable to such pre-8/14/82 investment, (3) then from the remaining “income on the contract” and (4) last from the remaining “investment in the contract.” As a result, to the extent that such amount received or deemed received does not exceed such pre-8/14/82 investment, such amount is not includable in gross income. In addition, to the extent that such amount received or deemed received does not exceed the sum of (a) such pre-8/14/82 investment and (b) the “income on the contract” attributable thereto, such amount is not subject to the 10% penalty tax. In all other respects, amounts received or deemed received from such post-exchange Contracts are generally subject to the rules described in this subparagraph e.
f. Required Distributions

i.	Death of Contract Owner or Primary Annuitant
Subject to the alternative election or Spouse beneficiary provisions in ii or iii below:

1.
If any Contract Owner dies on or after the Annuity Commencement Date and before the entire interest in the Contract has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution being used as of the date of such death;

2.	If any Contract Owner dies before the Annuity Commencement Date, the entire interest in the Contract shall be distributed within 5 years after such death; and

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3.
If the Contract Owner is not an individual, then for purposes of 1. or 2. above, the primary annuitant under the Contract shall be treated as the Contract Owner, and any change in the primary annuitant shall be treated as the death of the Contract Owner. The primary annuitant is the individual, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

ii.	Alternative Election to Satisfy Distribution Requirements
If any portion of the interest of a Contract Owner described in i. above is payable to or for the benefit of a designated beneficiary, such beneficiary may elect to have the portion distributed over a period that does not extend beyond the life or life expectancy of the beneficiary. Such distributions must begin within a year of the Contract Owner’s death.

iii.	Spouse Beneficiary
If any portion of the interest of a Contract Owner is payable to or for the benefit of his or her Spouse, and the Annuitant or Contingent Annuitant is living, such Spouse shall be treated as the Contract Owner of such portion for purposes of section i. above. This Spousal Contract continuation shall apply only once for this Contract.

iv.	Civil Union or Domestic Partner
Upon the death of the Contract Owner prior to the Annuity Commencement Date, if the designated beneficiary is the surviving civil union or domestic partner of the Contract Owner, rather than the spouse of the Contract Owner, then such designated beneficiary is not permitted to continue the Contract as the succeeding Contract Owner. A designated beneficiary who is a same sex spouse will be permitted to continue the Contract as the succeeding Contract Owner.
g. Addition of Rider or Material Change.
The addition of a rider to the Contract, or a material change in the Contract’s provisions, could cause it to be considered newly issued or entered into for tax purposes, and thus could cause the Contract to lose certain grandfathered tax status. Please contact your tax adviser for more information.
h. Partial Exchanges.
The IRS, in Rev. Rul. 2003-76, confirmed that the owner of an annuity contract can direct its insurer to transfer a portion of the contract’s cash value directly to another annuity contract (issued by the same insurer or by a different insurer), and such a direct transfer can qualify for tax-free exchange treatment under Code Section 1035 (a “partial exchange”).
The IRS issued additional guidance, Rev. Proc. 2011-38, that addresses partial exchanges. Rev. Proc. 2011-38 modifies and supersedes Rev. Proc. 2008-24 and applies to the direct transfer of a portion of the cash surrender value of an existing annuity contract for a second annuity contract, regardless of whether the two annuity contracts are issued by the same or different companies and is effective for transfers that are completed on or after October 24, 2011. The Rev. Proc. does not apply to transactions to which the rules for partial annuitization under Code Section 72(a)(2) apply.
Under Rev. Proc. 2011-38, a transfer within the scope of the Rev. Proc. will be treated as a tax-free exchange under Section 1035 if no amount, other than an amount received as an annuity for a period of 10 years or more or during one or more lives, is received under either the original contract or the new contract during the 180 days beginning on the date of the transfer (in the case of a new contract, the date the contract is placed in-force). A subsequent direct transfer of all or a portion of either contract is not taken into account for purposes of this characterization if the subsequent transfer qualifies (or is intended to qualify) as a tax-free exchange under Code Section 1035.
If a transfer falls within the scope of the Rev. Proc. but is not described above (for example - if a distribution is made from either contract within the 180 day period), the transfer will be characterized in a manner consistent with its substance, based on general tax principles and all the facts and circumstances. The IRS will not require aggregation (under Code Section 72(e)(12)) of an original, preexisting contract with a second contract that is the subject of a tax-free exchange, even if both contracts are issued by the same insurance company, but will instead treat the contracts as separate annuity contracts. The applicability of the IRS’s partial exchange guidance to the splitting of an annuity contract is not clear. You should consult with a qualified tax adviser as to potential tax consequences before attempting any partial exchange or split of annuity contracts.
3. Diversification Requirements.
The Code requires that investments supporting your Contract be adequately diversified. Code Section 817(h) provides that a variable annuity contract will not be treated as an annuity contract for any period during which the investments made by the separate account or Fund are not adequately diversified. If a contract is not treated as an annuity contract, the contract owner will be subject to income tax on annual increases in cash value.
The Treasury Department’s diversification regulations under Code Section 817(h) require, among other things, that:

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•	no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

•	no more than 70% is represented by any two investments,

•	no more than 80% is represented by any three investments and

•	no more than 90% is represented by any four investments.
In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.
A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within 30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the insurer or the contract owner must agree to make adjustments or pay such amounts as may be required by the IRS for the period during which the diversification requirements were not met.
Fund shares may also be sold to tax-qualified plans pursuant to an exemptive order and applicable tax laws. If Fund shares are sold to non-qualified plans, or to tax-qualified plans that later lose their tax-qualified status, the affected Funds may fail the diversification requirements of Code Section 817(h), which could have adverse tax consequences for Contract Owners with premiums allocated to affected Funds. In order to prevent a Fund diversification failure from such an occurrence, the Company obtained a private letter ruling (“PLR”) from the IRS. As long as the Funds comply with certain terms and conditions contained in the PLR, Fund diversification will not be prevented if purported tax-qualified plans invest in the Funds. The Company and the Funds will monitor the Funds’ compliance with the terms and conditions contained in the PLR.
4. Tax Ownership of the Assets in the Separate Account.
In order for a variable annuity contract to qualify for tax income deferral, assets in the separate account supporting the contract must be considered to be owned by the insurance company, and not by the contract owner, for tax purposes. The IRS has stated in published rulings that a variable contract owner will be considered the “owner” of separate account assets for income tax purposes if the contract owner possesses sufficient incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In circumstances where the variable contract owner is treated as the “tax owner” of certain separate account assets, income and gain from such assets would be includable in the variable contract owner’s gross income. The Treasury Department indicated in 1986 that it would provide guidance on the extent to which contract owners may direct their investments to particular Sub-Accounts without being treated as tax owners of the underlying shares. Although no such regulations have been issued to date, the IRS has issued a number of rulings that indicate that this issue remains subject to a facts and circumstances test for both variable annuity and life insurance contracts.
Rev. Rul. 2003-92, amplified by Rev. Rul. 2007-7, indicates that, where interests in a partnership offered in an insurer’s separate account are not available exclusively through the purchase of a variable insurance contract (e.g., where such interests can be purchased directly by the general public or others without going through such a variable contract), such “public availability” means that such interests should be treated as owned directly by the contract owner (and not by the insurer) for tax purposes, as if such contract owner had chosen instead to purchase such interests directly (without going through the variable contract). None of the shares or other interests in the fund choices offered in our Separate Account for your Contract are available for purchase except through an insurer’s variable contracts or by other permitted entities.
Rev. Rul. 2003-91 indicates that an insurer could provide as many as 20 fund choices for its variable contract owners (each with a general investment strategy, e.g., a small company stock fund or a special industry fund) under certain circumstances, without causing such a contract owner to be treated as the tax owner of any of the Fund assets. The ruling does not specify the number of fund options, if any, that might prevent a variable contract owner from receiving favorable tax treatment. As a result, although the owner of a Contract has more than 20 fund choices, we believe that any owner of a Contract also should receive the same favorable tax treatment. However, there is necessarily some uncertainty here as long as the IRS continues to use a facts and circumstances test for investor control and other tax ownership issues. Therefore, we reserve the right to modify the Contract as necessary to prevent you from being treated as the tax owner of any underlying assets.
D. Federal Income Tax Withholding
The portion of an amount received under a Contract that is taxable gross income to the Payee is also subject to federal income tax withholding, pursuant to Code Section 3405, which requires the following:

APP TAX-7

1.
Non-Periodic Distributions. The portion of a non-periodic distribution that is includable in gross income is subject to federal income tax withholding unless an individual elects not to have such tax withheld (“election out”). We will provide such an “election out” form at the time such a distribution is requested. If the necessary “election out” form is not submitted to us in a timely manner, generally we are required to withhold 10 percent of the includable amount of distribution and remit it to the IRS.

2.
Periodic Distributions (payable over a period greater than one year). The portion of a periodic distribution that is includable in gross income is generally subject to federal income tax withholding as if the Payee were a married individual claiming 3 exemptions, unless the individual elects otherwise. An individual generally may elect out of such withholding, or elect to have income tax withheld at a different rate, by providing a completed election form. We will provide such an election form at the time such a distribution is requested. If the necessary “election out” forms are not submitted to us in a timely manner, we are required to withhold tax as if the recipient were married claiming 3 exemptions, and remit this amount to the IRS.

Generally no “election out” is permitted if the distribution is delivered outside the United States and any possession of the United States. Regardless of any “election out” (or any amount of tax actually withheld) on an amount received from a Contract, the Payee is generally liable for any failure to pay the full amount of tax due on the includable portion of such amount received. A Payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the Payee’s total tax liability.
E. General Provisions Affecting Qualified Retirement Plans
The Contract may be used for a number of qualified retirement plans. If the Contract is being purchased with respect to some form of qualified retirement plan, please refer to the section entitled “Information Regarding Tax-Qualified Retirement Plans” for information relative to the types of plans for which it may be used and the general explanation of the tax features of such plans.
F. Nonresident Aliens and Foreign Entities
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. persons (such as U.S. citizens or U.S. resident aliens). Purchasers (and payees such as a purchaser’s beneficiary) that are not U.S. persons (such as a Nonresident Alien) will generally be subject to U.S. federal income tax and withholding on taxable annuity distributions at a 30% rate, unless a lower treaty rate applies and any required information and IRS tax forms (such as IRS Form W-8BEN) are submitted to us. If withholding tax applies, we are generally required to withhold tax at a 30% rate, or a lower treaty rate if applicable, and remit it to the IRS. Foreign entities (such as foreign corporations, foreign partnerships, or foreign trusts) must provide the appropriate IRS tax forms (such as IRS Form W-8BEN-E or other appropriate Form W-8). If required by law, we may withhold 30% from any taxable payment in accordance with applicable requirements such as The Foreign Account Tax Compliance Act (FATCA) and applicable regulations. An updated Form W-8 is generally required to be submitted every three years. Purchasers may also be subject to state premium tax, other state and/or municipal taxes, and taxes that may be imposed by the purchaser’s country of citizenship or residence.
G. Estate, Gift and Generation-Skipping Tax and Related Tax Considerations
Any amount payable upon a Contract Owner’s death, whether before or after the Annuity Commencement Date, is generally includable in the Contract Owner’s estate for federal estate tax purposes. Similarly, prior to the Contract Owner’s death, the payment of any amount from the Contract, or the transfer of any interest in the Contract, to a beneficiary or other person for less than adequate consideration may have federal gift tax consequences. In addition, any transfer to, or designation of, a non-Spouse beneficiary who either is (1) 371⁄2 or more years younger than a Contract Owner or (2) a grandchild (or more remote further descendent) of a Contract Owner may have federal generation-skipping-transfer (“GST”) tax consequences under Code Section 2601. Regulations under Code Section 2662 may require us to deduct any such GST tax from your Contract, or from any applicable payment, and pay it directly to the IRS. However, any federal estate, gift or GST tax payment with respect to a Contract could produce an offsetting income tax deduction for a beneficiary or transferee under Code Section 691(c) (partially offsetting such federal estate or GST tax) or a basis increase for a beneficiary or transferee under Code Section 691(c) or Section 1015(d). In addition, as indicated above in “Distributions Prior to the Annuity Commencement Date,” the transfer of a Contract for less than adequate consideration during the Contract Owner’s lifetime generally is treated as producing an amount received by such Contract Owner that is subject to both income tax and the 10% penalty tax. To the extent that such an amount deemed received causes an amount to be includable currently in such Contract Owner’s gross income, this same income amount could produce a corresponding increase in such Contract Owner’s tax basis for such Contract that is carried over to the transferee’s tax basis for such Contract under Code Section 72(e)(4)(C)(iii) and Section 1015.
H. Tax Disclosure Obligations

APP TAX-8

In some instances certain transactions must be disclosed to the IRS or penalties could apply. See, for example, IRS Notice 2004-67. The Code also requires certain “material advisers” to maintain a list of persons participating in such “reportable transactions,” which list must be furnished to the IRS upon request. It is possible that such disclosures could be required by Hartford The Company, the Owner(s) or other persons involved in transactions involving annuity contracts. It is the responsibility of each party, in consultation with their tax and legal advisers, to determine whether the particular facts and circumstances warrant such disclosures.
Information Regarding Tax-Qualified Retirement Plans
This summary does not attempt to provide more than general information about the federal income tax rules associated with use of a Contract by a tax-qualified retirement plan. State income tax rules applicable to tax-qualified retirement plans often differ from federal income tax rules, and this summary does not describe any of these differences. Because of the complexity of the tax rules, owners, participants and beneficiaries are encouraged to consult their own tax advisors as to specific tax consequences.
The Contracts are available to a variety of tax-qualified retirement plans and arrangements (a “Qualified Plan” or “Plan”). Tax restrictions and consequences for Contracts or accounts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, annuitants and beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith. Qualified Plans generally provide for the tax deferral of income regardless of whether the Qualified Plan invests in an annuity or other investment. You should consider if the Contract is a suitable investment if you are investing through a Qualified Plan.
The following is only a general discussion about types of Qualified Plans for which the Contracts may be available. We are not the plan administrator for any Qualified Plan. The plan administrator or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, handling any processing and administration of Qualified Plan loans, compliance with regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, annuitant or beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. If you are purchasing a Contract through a Qualified Plan, you should consult with your Plan administrator and/or a qualified tax adviser. You also should consult with a qualified tax adviser and/or Plan administrator before you withdraw any portion of your Contract Value.
The tax rules applicable to Qualified Contracts and Qualified Plans, including restrictions on contributions and distributions, taxation of distributions and tax penalties, vary according to the type of Qualified Plan, as well as the terms and conditions of the Plan itself. Various tax penalties may apply to contributions in excess of specified limits, plan distributions (including loans) that do not comply with specified limits, and certain other transactions relating to such Plans. Accordingly, this summary provides only general information about the tax rules associated with use of a Qualified Contract in such a Qualified Plan. In addition, some Qualified Plans are subject to distribution and other requirements that are not incorporated into our administrative procedures. Owners, participants, and beneficiaries are responsible for determining that contributions, distributions and other transactions comply with applicable tax (and non-tax) law and any applicable Qualified Plan terms. Because of the complexity of these rules, Owners, participants and beneficiaries are advised to consult with a qualified tax adviser as to specific tax consequences.
We do not currently offer the Contracts in connection with all of the types of Qualified Plans discussed below, and may not offer the Contracts for all types of Qualified Plans in the future.
1. Individual Retirement Annuities (“IRAs”).
In addition to “traditional” IRAs governed by Code Sections 408(a) and (b) (“Traditional IRAs”), there are Roth IRAs governed by Code Section 408A, SEP IRAs governed by Code Section 408(k), and SIMPLE IRAs governed by Code Section 408(p). Also, Qualified Plans under Code Section 401, 403(b) or 457(b) may elect to provide for a separate account or annuity contract that accepts after-tax employee contributions and is treated as a “Deemed IRA” under Code Section 408(q), which is generally subject to the same rules and limitations as Traditional IRAs. Contributions to each of these types of IRAs are subject to differing limitations. The following is a very general description of each type of IRA for which a Contract is available.

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a.	Traditional IRAs
Traditional IRAs are subject to limits on the amounts that may be contributed each year, the persons who may be eligible, and the time when minimum distributions must begin. Depending upon the circumstances of the individual, contributions to a Traditional IRA may be made on a deductible or non-deductible basis. Failure to make required minimum distributions (“RMDs”) when the Owner reaches age 70½ or dies, as described below, may result in imposition of a 50% penalty tax on any excess of the RMD amount over the amount actually distributed. In addition, any amount received before the Owner reaches age 59½ or dies is subject to a 10% penalty tax on premature distributions, unless a special exception applies, as described below. Under Code Section 408(e), an IRA may not be used for borrowing (or as security for any loan) or in certain prohibited transactions, and such a transaction could lead to the complete tax disqualification of an IRA.
You (or your surviving spouse if you die) may rollover funds tax-free from certain existing Qualified Plans (such as proceeds from existing insurance contracts, annuity contracts or securities) into a Traditional IRA under certain circumstances, as indicated below. However, mandatory tax withholding of 20% may apply to any eligible rollover distribution from certain types of Qualified Plans if the distribution is not transferred directly to the Traditional IRA. In addition, under Code Section 402(c)(11) a non-spouse “designated beneficiary” of a deceased Plan participant may make a tax-free “direct rollover” (in the form of a direct transfer between Plan fiduciaries, as described below in “Rollover Distributions”) from certain Qualified Plans to a Traditional IRA for such beneficiary, but such Traditional IRA must be designated and treated as an “inherited IRA” that remains subject to applicable RMD rules (as if such IRA had been inherited from the deceased Plan participant).
IRAs generally may not invest in life insurance contracts. However, an annuity contract that is used as an IRA may provide a death benefit that equals the greater of the premiums paid or the contract’s cash value. The Contract offers an enhanced death benefit that may exceed the greater of the Contract Value or total premium payments. The tax rules are unclear as to what extent an IRA can provide a death benefit that exceeds the greater of the IRA’s cash value or the sum of the premiums paid and other contributions into the IRA. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

b.	SEP IRAs
Code Section 408(k) provides for a Traditional IRA in the form of an employer-sponsored defined contribution plan known as a Simplified Employee Pension (“SEP”) or a SEP IRA. A SEP IRA can have employer contributions, and in limited circumstances employee and salary reduction contributions, as well as higher overall contribution limits than a Traditional IRA, but a SEP is also subject to special tax-qualification requirements (e.g., on participation, nondiscrimination and withdrawals) and sanctions. Otherwise, a SEP IRA is generally subject to the same tax rules as for a Traditional IRA, which are described above. Please note that the IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.

c.	SIMPLE IRAs
The Savings Incentive Match Plan for Employees of small employers (“SIMPLE Plan”) is a form of an employer-sponsored Qualified Plan that provides IRA benefits for the participating employees (“SIMPLE IRAs”). Depending upon the SIMPLE Plan, employers may make plan contributions into a SIMPLE IRA established by each eligible participant. Like a Traditional IRA, a SIMPLE IRA is subject to the 50% penalty tax for failure to make a full RMD, and to the 10% penalty tax on premature distributions, as described below. In addition, the 10% penalty tax is increased to 25% for amounts received during the 2-year period beginning on the date you first participated in a qualified salary reduction arrangement pursuant to a SIMPLE Plan maintained by your employer under Code Section 408(p)(2). Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions, and these are subject to different tax limits from those for a Traditional IRA. Please note that the SIMPLE IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as an SIMPLE IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
A SIMPLE Plan may designate a single financial institution (a Designated Financial Institution) as the initial trustee, custodian or issuer (in the case of an annuity contract) of the SIMPLE IRA set up for each eligible participant. However, any such Plan also must allow each eligible participant to have the balance in his SIMPLE IRA held by the Designated Financial Institution transferred without cost or penalty to a SIMPLE IRA maintained by a different financial institution. Absent a Designated Financial Institution, each eligible participant must select the financial institution to hold his SIMPLE IRA, and notify his employer of this selection.
If we do not serve as the Designated Financial Institution for your employer’s SIMPLE Plan, for you to use one of our Contracts as a SIMPLE IRA, you need to provide your employer with appropriate notification of such a selection under the

APP TAX-10

SIMPLE Plan. If you choose, you may arrange for a qualifying transfer of any amounts currently held in another SIMPLE IRA for your benefit to your SIMPLE IRA with us.

d.	Roth IRAs
Code Section 408A permits eligible individuals to establish a Roth IRA. Contributions to a Roth IRA are not deductible, but withdrawals of amounts contributed and the earnings thereon that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amounts that may be contributed by the persons who may be eligible to contribute, certain Traditional IRA restrictions, and certain RMD rules on the death of the Contract Owner. Unlike a Traditional IRA, Roth IRAs are not subject to RMD rules during the Contract Owner’s lifetime. Generally, however, upon the Owner’s death the amount remaining in a Roth IRA must be distributed by the end of the fifth year after such death or distributed over the life expectancy of a designated beneficiary. The Owner of a Traditional IRA or other qualified plan assets may convert a Traditional IRA into a Roth IRA under certain circumstances. The conversion of a Traditional IRA or other qualified plan assets to a Roth IRA will subject the fair market value of the converted Traditional IRA to federal income tax in the year of conversion (special rules apply to 2010 conversions). In addition to the amount held in the converted Traditional IRA, the fair market value may include the value of additional benefits provided by the annuity contract on the date of conversion, based on reasonable actuarial assumptions. Tax-free rollovers from a Roth IRA can be made only to another Roth IRA under limited circumstances, as indicated below. After 2007, distributions from eligible Qualified Plans can be “rolled over” directly (subject to tax) into a Roth IRA under certain circumstances. Anyone considering the purchase of a Qualified Contract as a Roth IRA or a “conversion” Roth IRA should consult with a qualified tax adviser. Please note that the Roth IRA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a Roth IRA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification.
2. Qualified Pension or Profit-Sharing Plan or Section 401(k) Plan
Provisions of the Code permit eligible employers to establish a tax-qualified pension or profit sharing plan (described in Section 401(a), and Section 401(k) if applicable, and exempt from taxation under Section 501(a)). Such a Plan is subject to limitations on the amounts that may be contributed, the persons who may be eligible to participate, the amounts of “incidental” death benefits, and the time when RMDs must commence. In addition, a Plan’s provision of incidental benefits may result in currently taxable income to the participant for some or all of such benefits. Amounts may be rolled over tax-free from a Qualified Plan to another Qualified Plan under certain circumstances, as described below. Anyone considering the use of a Qualified Contract in connection with such a Qualified Plan should seek competent tax and other legal advice.
In particular, please note that these tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification.
3. Tax Sheltered Annuity under Section 403(b) (“TSA”)
Code Section 403(b) permits public school employees and employees of certain types of charitable, educational and scientific organizations described in Code Section 501(c)(3) to purchase a “tax-sheltered annuity” (“TSA”) contract and, subject to certain limitations, exclude employer contributions to a TSA from such an employee’s gross income. Generally, total contributions may not exceed the lesser of an annual dollar limit or 100% of the employee’s “includable compensation” for the most recent full year of service, subject to other adjustments. There are also legal limits on annual elective deferrals that a participant may be permitted to make under a TSA. In certain cases, such as when the participant is age 50 or older, those limits may be increased. A TSA participant should contact his plan administrator to determine applicable elective contribution limits. Special provisions may allow certain employees different overall limitations.
A TSA is subject to a prohibition against distributions from the TSA attributable to contributions made pursuant to a salary reduction agreement, unless such distribution is made:

a.	after the employee reaches age 59½;

b.	upon the employee’s separation from service;

c.	upon the employee’s death or disability;

d.	in the case of hardship (as defined in applicable law and in the case of hardship, any income attributable to such contributions may not be distributed); or

e.	as a qualified reservist distribution upon certain calls to active duty.

APP TAX-11

An employer sponsoring a TSA may impose additional restrictions on your TSA through its plan document.
Please note that the TSA rider for the Contract has provisions that are designed to maintain the Contract’s tax qualification as a TSA, and therefore could limit certain benefits under the Contract (including endorsement, rider or option benefits) to maintain the Contract’s tax qualification. In particular, please note that tax rules provide for limits on death benefits provided by a Qualified Plan (to keep such death benefits “incidental” to qualified retirement benefits), and a Qualified Plan (or a Qualified Contract) often contains provisions that effectively limit such death benefits to preserve the tax qualification of the Qualified Plan (or Qualified Contract). In addition, various tax-qualification rules for Qualified Plans specifically limit increases in benefits once RMDs begin, and Qualified Contracts are subject to such limits. As a result, the amounts of certain benefits that can be provided by any option under a Qualified Contract may be limited by the provisions of the Qualified Contract or governing Qualified Plan that are designed to preserve its tax qualification. In addition, a life insurance contract issued after September 23, 2007 is generally ineligible to qualify as a TSA under Reg. § 1.403(b)-8(c)(2).
Amounts may be rolled over tax-free from a TSA to another TSA or Qualified Plan (or from a Qualified Plan to a TSA) under certain circumstances, as described below. However, effective for TSA contract exchanges after September 24, 2007, Reg. § 1.403(b)-10(b) allows a TSA contract of a participant or beneficiary under a TSA Plan to be exchanged tax-free for another eligible TSA contract under that same TSA Plan, but only if all of the following conditions are satisfied: (1) such TSA Plan allows such an exchange, (2) the participant or beneficiary has an accumulated benefit after such exchange that is no less than such participant’s or beneficiary’s accumulated benefit immediately before such exchange (taking into account such participant’s or beneficiary’s accumulated benefit under both TSA contracts immediately before such exchange), (3) the second TSA contract is subject to distribution restrictions with respect to the participant that are no less stringent than those imposed on the TSA contract being exchanged, and (4) the employer for such TSA Plan enters into an agreement with the issuer of the second TSA contract under which such issuer and employer will provide each other from time to time with certain information necessary for such second TSA contract (or any other TSA contract that has contributions from such employer) to satisfy the TSA requirements under Code Section 403(b) and other federal tax requirements (e.g., plan loan conditions under Code Section 72(p) to avoid deemed distributions). Such necessary information could include information about the participant’s employment, information about other Qualified Plans of such employer, and whether a severance has occurred, or hardship rules are satisfied, for purposes of the TSA distribution restrictions. Consequently, you are advised to consult with a qualified tax advisor before attempting any such TSA exchange, particularly because it requires an agreement between the employer and issuer to provide each other with certain information. In addition, the same Regulation provides corresponding rules for a transfer from one TSA to another TSA under a different TSA Plan (e.g., for a different eligible employer). We are no longer accepting any incoming exchange request, or new contract application, for any individual TSA contract.
4. Deferred Compensation Plans under Section 457 (“Section 457 Plans”)
Certain governmental employers, or tax-exempt employers other than a governmental entity, can establish a Deferred Compensation Plan under Code Section 457. For these purposes, a “governmental employer” is a State, a political subdivision of a State, or an agency or an instrumentality of a State or political subdivision of a State. A Deferred Compensation Plan that meets the requirements of Code Section 457(b) is called an “Eligible Deferred Compensation Plan” or “Section 457(b) Plan.” Code Section 457(b) limits the amount of contributions that can be made to an Eligible Deferred Compensation Plan on behalf of a participant. Generally, the limitation on contributions is the lesser of (1) 100% of a participant’s includible compensation or (2) the applicable dollar amount, equal to $15,000 for 2006 and thereafter $18,000 for 2015. The Plan may provide for additional “catch-up” contributions . In addition, under Code Section 457(d) a Section 457(b) Plan may not make amounts available for distribution to participants or beneficiaries before (1) the calendar year in which the participant attains age 70½, (2) the participant has a severance from employment (including death), or (3) the participant is faced with an unforeseeable emergency (as determined in accordance with regulations).
Under Code Section 457(g) all of the assets and income of an Eligible Deferred Compensation Plan for a governmental employer must be held in trust for the exclusive benefit of participants and their beneficiaries. For this purpose, annuity contracts and custodial accounts described in Code Section 401(f) are treated as trusts. This trust requirement does not apply to amounts under an Eligible Deferred Compensation Plan of a tax-exempt (non-governmental) employer. In addition, this trust requirement does not apply to amounts held under a Deferred Compensation Plan of a governmental employer that is not a Section 457(b) Plan. However, where the trust requirement does not apply, amounts held under a Section 457 Plan must remain subject to the claims of the employer’s general creditors under Code Section 457(b)(6).
5. Taxation of Amounts Received from Qualified Plans
Except under certain circumstances in the case of Roth IRAs or Roth accounts in certain Qualified Plans, amounts received from Qualified Contracts or Plans generally are taxed as ordinary income under Code Section 72, to the extent that they are not treated as a tax-free recovery of after-tax contributions or other “investment in the contract.” For annuity payments and other amounts received after the Annuity Commencement Date from a Qualified Contract or Plan, the tax rules for

APP TAX-12

determining what portion of each amount received represents a tax-free recovery of “investment in the contract” are generally the same as for Non-Qualified Contracts, as described above.
For non-periodic amounts from certain Qualified Contracts or Plans, Code Section 72(e)(8) provides special rules that generally treat a portion of each amount received as a tax-free recovery of the “investment in the contract,” based on the ratio of the “investment in the contract” over the Contract Value at the time of distribution. However, in determining such a ratio, certain aggregation rules may apply and may vary, depending on the type of Qualified Contract or Plan. For instance, all Traditional IRAs owned by the same individual are generally aggregated for these purposes, but such an aggregation does not include any IRA inherited by such individual or any Roth IRA owned by such individual.
In addition, penalty taxes, mandatory tax withholding or rollover rules may apply to amounts received from a Qualified Contract or Plan, as indicated below, and certain exclusions may apply to certain distributions (e.g., distributions from an eligible Government Plan to pay qualified health insurance premiums of an eligible retired public safety officer). Accordingly, you are advised to consult with a qualified tax adviser before taking or receiving any amount (including a loan) from a Qualified Contract or Plan.
6. Penalty Taxes for Qualified Plans
Unlike Non-Qualified Contracts, Qualified Contracts are subject to federal penalty taxes not just on premature distributions, but also on excess contributions and failures to make required minimum distributions (“RMDs”). Penalty taxes on excess contributions can vary by type of Qualified Plan and which person made the excess contribution (e.g., employer or an employee). The penalty taxes on premature distributions and failures to make timely RMDs are more uniform, and are described in more detail below.

a.	Penalty Taxes on Premature Distributions
Code Section 72(t) imposes a penalty income tax equal to 10% of the taxable portion of a distribution from certain types of Qualified Plans that is made before the employee reaches age 59½. However, this 10% penalty tax does not apply to a distribution that is either:

(i)	made to a beneficiary (or to the employee’s estate) on or after the employee’s death;

(ii)	attributable to the employee’s becoming disabled under Code Section 72(m)(7);

(iii)
part of a series of substantially equal periodic payments (not less frequently than annually - “SEPPs”) made for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of such employee and a designated beneficiary (“SEPP Exception”), and for certain Qualified Plans (other than IRAs) such a series must begin after the employee separates from service;

(iv)
(except for IRAs) made to an employee after separation from service after reaching age 55 (or made after age 50 in the case of a qualified public safety employee separated from certain government plans);

(v)
(except for IRAs) made to an alternate payee pursuant to a qualified domestic relations order under Code Section 414(p) (a similar exception for IRAs in Code Section 408(d)(6) covers certain transfers for the benefit of a spouse or ex-spouse);

(vi)	not greater than the amount allowable as a deduction to the employee for eligible medical expenses during the taxable year;

(vii)	certain qualified reservist distributions under Code Section 72(t)(2)(G) upon a call to active duty;

(viii)	made an account of an IRS levy on the Qualified Plan under Code Section 72(t)(2)(A)(vii); or

(ix)	made as a “direct rollover” or other timely rollover to an Eligible Retirement Plan, as described below.
In addition, the 10% penalty tax does not apply to a distribution from an IRA that is either:

(x)	made after separation from employment to an unemployed IRA owner for health insurance premiums, if certain conditions in Code Section 72(t)(2)(D) are met;

(xi)	not in excess of the amount of certain qualifying higher education expenses, as defined by Code Section 72(t)(7); or

(xii)	for a qualified first-time home buyer and meets the requirements of Code Section 72(t)(8).
If the taxpayer avoids this 10% penalty tax by qualifying for the SEPP Exception and later such series of payments is modified (other than by death, disability or a method change allowed by Rev. Rul. 2002-62), the 10% penalty tax will be applied retroactively to all the prior periodic payments (i.e., penalty tax plus interest thereon), unless such modification is made after both (a) the employee has reached age 59½ and (b) 5 years have elapsed since the first of these periodic payments.

APP TAX-13

For any premature distribution from a SIMPLE IRA during the first 2 years that an individual participates in a salary reduction arrangement maintained by that individual’s employer under a SIMPLE Plan, the 10% penalty tax rate is increased to 25%.

b.	RMDs and 50% Penalty Tax
If the amount distributed from a Qualified Contract or Plan is less than the amount of the required minimum distribution (“RMD”) for the year, the participant is subject to a 50% penalty tax on the amount that has not been timely distributed.
An individual’s interest in a Qualified Plan generally must be distributed, or begin to be distributed, not later than the Required Beginning Date. Generally, the Required Beginning Date is April 1 of the calendar year following the later of -

(i)	the calendar year in which the individual attains age 70½, or

(ii)
(except in the case of an IRA or a 5% owner, as defined in the Code) the calendar year in which a participant retires from service with the employer sponsoring a Qualified Plan that allows such a later Required Beginning Date.

A special rule applies to individuals who attained age 70½ in 2009. Such individuals should consult with a qualified tax adviser before taking RMDs in 2010.
The entire interest of the individual must be distributed beginning no later than the Required Beginning Date over -

(a)	the life of the individual or the lives of the individual and a designated beneficiary (as specified in the Code), or

(b)	over a period not extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary.
If an individual dies before reaching the Required Beginning Date, the individual’s entire interest generally must be distributed within 5 years after the individual’s death. However, this RMD rule will be deemed satisfied if distributions begin before the close of the calendar year following the individual’s death to a qualifying designated beneficiary and distribution is over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such beneficiary). If the individual’s surviving spouse is the sole designated beneficiary, distributions may be delayed until the deceased individual would have attained age 70½.
If an individual dies after RMDs have begun for such individual, any remainder of the individual’s interest generally must be distributed at least as rapidly as under the method of distribution in effect at the time of the individual’s death.
The RMD rules that apply while the Contract Owner is alive do not apply with respect to Roth IRAs. The RMD rules applicable after the death of the Owner apply to all Qualified Plans, including Roth IRAs. In addition, if the Owner of a Traditional or Roth IRA dies and the Owner’s surviving spouse is the sole designated beneficiary, this surviving spouse may elect to treat the Traditional or Roth IRA as his or her own.
The RMD amount for each year is determined generally by dividing the account balance by the applicable life expectancy. This account balance is generally based upon the account value as of the close of business on the last day of the previous calendar year. RMD incidental benefit rules also may require a larger annual RMD amount, particularly when distributions are made over the joint lives of the Owner and an individual other than his or her spouse. RMDs also can be made in the form of annuity payments that satisfy the rules set forth in Regulations under the Code relating to RMDs.
In addition, in computing any RMD amount based on a contract’s account value, such account value must include the actuarial value of certain additional benefits provided by the contract. As a result, electing an optional benefit under a Qualified Contract may require the RMD amount for such Qualified Contract to be increased each year, and expose such additional RMD amount to the 50% penalty tax for RMDs if such additional RMD amount is not timely distributed.
7. Tax Withholding for Qualified Plans
Distributions from a Qualified Contract or Qualified Plan generally are subject to federal income tax withholding requirements. These federal income tax withholding requirements, including any “elections out” and the rate at which withholding applies, generally are the same as for periodic and non-periodic distributions from a Non-Qualified Contract, as described above, except where the distribution is an “eligible rollover distribution” from a Qualified Plan (described below in “Rollover Distributions”). In the latter case, tax withholding is mandatory at a rate of 20% of the taxable portion of the “eligible rollover distribution,” to the extent it is not directly rolled over to an IRA or other Eligible Retirement Plan (described below in “Rollover Distributions”). Payees cannot elect out of this mandatory 20% withholding in the case of such an “eligible rollover distribution.”
Also, special withholding rules apply with respect to distributions from non-governmental Section 457(b) Plans, and to distributions made to individuals who are neither citizens nor resident aliens of the United States.
Regardless of any “election out” (or any actual amount of tax actually withheld) on an amount received from a Qualified Contract or Plan, the payee is generally liable for any failure to pay the full amount of tax due on the includable portion of

APP TAX-14

such amount received. A payee also may be required to pay penalties under estimated income tax rules, if the withholding and estimated tax payments are insufficient to satisfy the payee’s total tax liability.
8. Rollover Distributions
The current tax rules and limits for tax-free rollovers and transfers between Qualified Plans vary according to (1) the type of transferor Plan and transferee Plan, (2) whether the amount involved is transferred directly between Plan fiduciaries (a “direct transfer” or a “direct rollover”) or is distributed first to a participant or beneficiary who then transfers that amount back into another eligible Plan within 60 days (a “60-day rollover”), and (3) whether the distribution is made to a participant, spouse or other beneficiary. Accordingly, we advise you to consult with a qualified tax adviser before receiving any amount from a Qualified Contract or Plan or attempting some form of rollover or transfer with a Qualified Contract or Plan.
For instance, generally any amount can be transferred directly from one type of Qualified Plan to the same type of Plan for the benefit of the same individual, without limit (or federal income tax), if the transferee Plan is subject to the same kinds of restrictions as the transfer or Plan and certain other conditions to maintain the applicable tax qualification are satisfied. Such a “direct transfer” between the same kinds of Plan is generally not treated as any form of “distribution” out of such a Plan for federal income tax purposes.
By contrast, an amount distributed from one type of Plan into a different type of Plan generally is treated as a “distribution” out of the first Plan for federal income tax purposes, and therefore to avoid being subject to such tax, such a distribution must qualify either as a “direct rollover” (made directly to another Plan fiduciary) or as a “60-day rollover.” The tax restrictions and other rules for a “direct rollover” and a “60-day rollover” are similar in many ways, but if any “eligible rollover distribution” made from certain types of Qualified Plan is not transferred directly to another Plan fiduciary by a “direct rollover,” then it is subject to mandatory 20% withholding, even if it is later contributed to that same Plan in a “60-day rollover” by the recipient. If any amount less than 100% of such a distribution (e.g., the net amount after the 20% withholding) is transferred to another Plan in a “60-day rollover”, the missing amount that is not rolled over remains subject to normal income tax plus any applicable penalty tax.
Under Code Sections 402(f)(2)(A) and 3405(c)(3) an “eligible rollover distribution” (which is both eligible for rollover treatment and subject to 20% mandatory withholding absent a “direct rollover”) is generally any distribution to an employee of any portion (or all) of the balance to the employee’s credit in any of the following types of “Eligible Retirement Plan”: (1) a Qualified Plan under Code Section 401(a) (“Qualified 401(a) Plan”), (2) a qualified annuity plan under Code Section 403(a) (“Qualified Annuity Plan”), (3) a TSA under Code Section 403(b), or (4) a governmental Section 457(b) Plan. However, an “eligible rollover distribution” does not include any distribution that is either -

a.	an RMD amount;

b.
one of a series of substantially equal periodic payments (not less frequently than annually) made either (i) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and a designated beneficiary, or (ii) for a specified period of 10 years or more; or

c.	any distribution made upon hardship of the employee.
Before making an “eligible rollover distribution,” a Plan administrator generally is required under Code Section 402(f) to provide the recipient with advance written notice of the “direct rollover” and “60-day rollover” rules and the distribution’s exposure to the 20% mandatory withholding if it is not made by “direct rollover.” Generally, under Code Sections 402(c), 403(b)(8) and 457 (e)(16), a “direct rollover” or a “60-day rollover” of an “eligible rollover distribution” can be made to a Traditional IRA or to another Eligible Retirement Plan that agrees to accept such a rollover. However, the maximum amount of an “eligible rollover distribution” that can qualify for a tax-free “60-day rollover” is limited to the amount that otherwise would be includable in gross income. By contrast, a “direct rollover” of an “eligible rollover distribution” can include after-tax contributions as well, if the direct rollover is made either to a Traditional IRA or to another form of Eligible Retirement Plan that agrees to account separately for such a rollover, including accounting for such after-tax amounts separately from the otherwise taxable portion of this rollover. Separate accounting also is required for all amounts (taxable or not) that are rolled into a governmental Section 457(b) Plan from either a Qualified Section 401(a) Plan, Qualified Annuity Plan, TSA or IRA. These amounts, when later distributed from the governmental Section 457(b) Plan, are subject to any premature distribution penalty tax applicable to distributions from such a “predecessor” Qualified Plan.
Rollover rules for distributions from IRAs under Code Sections 408(d)(3) and 408A(d)(3) also vary according to the type of transferor IRA and type of transferee IRA or other Plan. For instance, generally no tax-free “direct rollover” or “60-day rollover” can be made between a “NonRoth IRA” (Traditional, SEP or SIMPLE IRA) and a Roth IRA, and a transfer from NonRoth IRA to a Roth IRA, or a “conversion” of a NonRoth IRA to a Roth IRA, is subject to special rules. In addition, generally no tax-free “direct rollover” or “60-day rollover” can be made between an “inherited IRA” (NonRoth or Roth) for a beneficiary and an IRA set up by that same individual as the original owner. Generally, any amount other than an RMD distributed from a Traditional or SEP IRA is eligible for a “direct rollover” or a “60-day rollover” to another Traditional IRA for

APP TAX-15

the same individual. Similarly, any amount other than an RMD distributed from a Roth IRA is generally eligible for a “direct rollover” or a “60-day rollover” to another Roth IRA for the same individual. However, in either case such a tax-free 60-day rollover is limited to 1 per year (365-day period); whereas no 1-year limit applies to any such “direct rollover.” Similar rules apply to a “direct rollover” or a “60-day rollover” of a distribution from a SIMPLE IRA to another SIMPLE IRA or a Traditional IRA, except that any distribution of employer contributions from a SIMPLE IRA during the initial 2-year period in which the individual participates in the employer’s SIMPLE Plan is generally disqualified (and subject to the 25% penalty tax on premature distributions) if it is not rolled into another SIMPLE IRA for that individual. Amounts other than RMDs distributed from a Traditional or SEP IRA (or SIMPLE IRA after the initial 2-year period) also are eligible for a “direct rollover” or a “60-day rollover” to an Eligible Retirement Plan (e.g., a TSA) that accepts such a rollover, but any such rollover is limited to the amount of the distribution that otherwise would be includable in gross income (i.e., after-tax contributions are not eligible).
Special rules also apply to transfers or rollovers for the benefit of a spouse (or ex-spouse) or a non-spouse designated beneficiary, Plan distributions of property, and obtaining a waiver of the 60-day limit for a tax-free rollover from the IRS. The Katrina Emergency Tax Relief Act of 2005 (KETRA) allows certain amounts to be re-contributed within three years as a rollover contribution to a plan from which a KETRA distribution was taken. Other rules and exceptions may apply, so please consult with a qualified tax adviser.

APP I-1

Appendix I — The Funds

Funding Option	Investment Objective Summary	Investment Adviser/Sub-Adviser
Fixed Accumulation Feature*	Preservation of capital	General Account
AIM Variable Insurance Funds
Invesco V.I. American Franchise Fund - Series II(1)	Seeks capital growth	Invesco Advisers, Inc.
Invesco V.I. American Value Fund - Series I(2)	Seeks above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities	Invesco Advisers, Inc.
Invesco V.I. Comstock Fund - Series II(3)	Seeks capital growth and income through investments in equity securities, including common stocks, preferred stocks and securities convertible into common and preferred stocks	Invesco Advisers, Inc.
Invesco V.I. Diversified Dividend Fund - Series II(4)	Seeks to provide reasonable current income and long-term growth of income and capital	Invesco Advisers, Inc.
Invesco V.I. Equally-Weighted S&P 500 Fund - Series II(5)	Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Equity and Income Fund - Series II(6)	Seeks both capital appreciation and current income	Invesco Advisers, Inc.
Invesco V.I. Government Securities Fund - Series II	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. Growth and Income Fund - Series II(7)	Seeks long-term growth of capital and income	Invesco Advisers, Inc.
Invesco V.I. High Yield - Series I	Seeks total return, comprised of current income and capital appreciation	Invesco Advisers, Inc.
Invesco V.I. International Growth Fund - Series II	Seeks long-term growth of capital	Invesco Advisers, Inc.
Invesco V.I. Mid Cap Growth Fund - Series II(8)	Seeks capital growth	Invesco Advisers, Inc.
American Funds Insurance Series
American Funds Global Growth Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Global Small Capitalization Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
American Funds Growth Fund - Class 2	Seeks to provide growth of capital	Capital Research and Management Company
American Funds Growth-Income Fund - Class 2	Seeks to achieve long-term growth of capital and income	Capital Research and Management Company
American Funds International Fund - Class 2	Seeks to provide long-term growth of capital	Capital Research and Management Company
Franklin Templeton Variable Insurance Products Trust
Franklin Mutual Shares VIP Fund - Class 2(9)	Seeks capital appreciation, with income as a secondary goal	Franklin Mutual Advisers, LLC
Franklin Small-Mid Cap Growth VIP Fund - Class 2(10)	Seeks long-term capital growth	Franklin Advisers, Inc.
Franklin Strategic Income VIP Fund - Class 1(11)	Seeks a high level of current income, with capital appreciation over the long term as a secondary goal	Franklin Advisers, Inc.

APP I-2

Templeton Developing Markets VIP Fund - Class 1(12)	Seeks long-term capital appreciation	Templeton Asset Management Ltd.
Templeton Growth VIP Fund - Class 2(13)	Seeks long-term capital growth	Templeton Global Advisors Limited
MFS® Variable Insurance Trust
MFS® Growth Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Investors Trust Series - Initial Class	Seeks capital appreciation	MFS Investment Management
MFS® Total Return Series - Initial Class	Seeks total return	MFS Investment Management
MFS® Variable Insurance Trust II
MFS® Core Equity Portfolio - Initial Class(a)	Seeks capital appreciation	MFS Investment Management
MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class	Seeks capital appreciation	MFS Investment Management
Morgan Stanley Select Dimensions Investment Series
Morgan Stanley - Mid Cap Growth Portfolio - Class Y	Seeks long-term capital growth	Morgan Stanley Investment Management Inc.
Morgan Stanley - Money Market Portfolio - Class Y **	Seeks high current income, preservation of capital and liquidity	Morgan Stanley Investment Management Inc.
The Universal Institutional Funds, Inc.
UIF Core Plus Fixed Income Portfolio - Class I	Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities	Morgan Stanley Investment Management Inc.
UIF Core Plus Fixed Income Portfolio - Class II	Seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of fixed income securities	Morgan Stanley Investment Management Inc.
UIF Emerging Markets Debt Portfolio - Class I	Seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries	Morgan Stanley Investment Management Inc.
UIF Emerging Markets Equity Portfolio - Class I	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries	Morgan Stanley Investment Management Inc. Sub-advised by Morgan Stanley Investment Management Company and Morgan Stanley Investment Management Limited
UIF Global Franchise Portfolio - Class II	Seeks long-term capital appreciation	Morgan Stanley Investment Management Inc. Sub-advised by Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company
UIF Global Infrastructure Portfolio - Class II	Seeks both capital appreciation and current income	Morgan Stanley Investment Management Inc. Sub-advised by Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company
UIF Growth Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented securities of large capitalization companies	Morgan Stanley Investment Management Inc.

APP I-3

UIF Small Company Growth Portfolio - Class II	Seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small companies	Morgan Stanley Investment Management Inc.
______________

*	The Fixed Accumulation Feature is not a Sub-Account and the Company does not provide investment advice in connection with this feature.

**
In a low interest rate environment, yields for money market funds, after deduction of Contract charges, may be negative even though the fund’s yield, before deducting for such charges, is positive. If you allocate a portion of your Contact value to a money market Sub-Account or participate in an Asset Allocation Program where Contact value is allocated to a money market Sub-Account, that portion of the value of your Contract value may decrease in value.

______________
(a)    Closed to Contracts issued on or after 11/12/2007.
______________

Notes

1.Formerly Invesco Van Kampen V.I. American Franchise Fund - Series II
2.Formerly Invesco Van Kampen V.I. American Value Fund - Series I
3.Formerly Invesco Van Kampen V.I. Comstock Fund - Series II
4.Formerly Invesco V.I. Dividend Growth Fund - Series II
5.Formerly Invesco V.I. Select Dimensions Equally-Weighted S&P 500 Fund - Series II
6.Formerly Invesco Van Kampen V.I. Equity and Income Fund - Series II
7.Formerly Invesco Van Kampen V.I. Growth and Income Fund - Series II
8.Formerly Invesco Van Kampen V.I. Mid Cap Growth Fund - Series II
9.Formerly Mutual Shares Securities Fund - Class 2
10.Formerly Franklin Small-Mid Cap Growth Securities Fund - Class 2
11.Formerly Franklin Strategic Income Securities Fund - Class 1
12.Formerly Templeton Developing Markets Securities Fund - Class 1
13.Formerly Templeton Growth Securities Fund - Class 2

APP II-1

Appendix II — Death Benefit — Examples
Asset Protection Death Benefit Examples
Example 1
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

•
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$117,403 + 25% ($100,000 − $8,000) = $140,403],

•	The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value minus an adjustment for any partial Surrenders. [$117,403 + 25% ($117,403 − $8,000) = $144,754].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$117,403],

•	the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders [$100,000 − $8,000 = $92,000], or

•	your Maximum Anniversary Value adjusted for any partial Surrenders [$117,403 − $8,000 = $109,403].
Because the Contract Value of your Contract [$117,403] is greater than your Maximum Anniversary Value adjusted for partial Surrenders [$109,403] and your adjusted total Premium Payments [$92,000], the amount of the Death Benefit cannot exceed $117,403.
Amount of Asset Protection Death Benefit
Because the Asset Protection Death Benefit cannot exceed $117, 403, the amount of the Death Benefit is equal to your Contract Value of $117,403.
Example 2
Assume that:

•	You purchased your Contract with the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	Your Maximum Anniversary Value is $140,000.
Calculation of Asset Protection Death Benefit
To calculate the Asset Protection Death Benefit, we calculate the following three values:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

APP II-2

•
The Contract Value of your Contract, plus 25% of the total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and an adjustment for any partial Surrenders. [$120,000 + 25% of $57,857 = $134,464 (See below)],

•	The Contract Value of your Contract, plus 25% of your Maximum Anniversary Value adjusted for any partial Surrenders. [$120,000 + 25% ($83,571) = $140,893 (See below)].
The Asset Protection Death Benefit is the greatest of these three values but it cannot exceed the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•	The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857 (See below)], or

•	Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571 (See below)].
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payment of $57,857.
Adjustment for Partial Surrender for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Your Maximum Anniversary Value adjusted for partial Surrenders on a dollar for dollar basis up to 10% of Premium Payments is $130,000. Remaining partial Surrenders are $50,000. We use this amount to reduce your Maximum Anniversary Value by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Amount of Asset Protection Death Benefit
Your Asset Protection Death Benefit is $120,000. This is because your Contract Value at death [$120,000] was the greatest of:

•	The Contract Value of your Contract on the day we calculate the Death Benefit [$120,000],

•	The total Premium Payments you have made to us minus any Premium Payments we receive within 12 months of death and the adjustment for any partial Surrenders [$57,857], or

•	Your Maximum Anniversary Value minus an adjustment for any partial surrenders [$83,571].
So, your Asset Protection Death Benefit cannot exceed $120,000.
Premium Protection Death Benefit Examples
Example 1
Assume that:

•	You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your adjusted total Premium Payments is $92,000.
Death Benefit Amount
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $117,403.

APP II-3

Example 2
Assume that:

•	You purchased your Contract with the Premium Protection Death Benefit instead of the Asset Protection Death Benefit,

•	You made an initial Premium Payment of $100,000,

•	In your fourth contract year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your surrender was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000.
Adjustment for Partial Surrender for Total Premium Payments
The adjustment to your total Premium Payments for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of total Premium Payments is $10,000. Total Premium Payments adjusted for dollar for dollar partial Surrenders is $90,000. The remaining partial Surrenders equal $50,000. This amount will reduce your total Premium Payments by a factor. To determine this factor, we take your Contract Value immediately before the Surrender [$150,000] and subtract the $10,000 dollar for dollar adjustment to get $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $90,000. The result is an adjusted total Premium Payments of $57,857.
Death Benefit Amount
Because your Contract Value at death was greater than the adjusted total Premium Payments, your Death Benefit is $120,000.
MAV/EPB Death Benefit with Asset Protection Death Benefit Examples
Example 1
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was greater than the Asset Protection Death Benefit, your adjusted total Premium Payments, and your Maximum Anniversary Value.

Adjustment for Partial Surrenders for Earnings Protection Benefit
To calculate the Earnings Protection Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•	Add the amount of the partial Surrender ($8,000) to

•	The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

•	Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

•	Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($109,273),

•	Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),
Which equals −$1,273, which is less than zero, so there is no adjustment for the partial Surrender in this case.
Calculation of Contract gain
Hartford would calculate the Contract gain as follows:

•	Contract Value on the date we receive proof of death ($117,403),

•	Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

APP II-4

•	Add any adjustments for partial Surrenders ($0),
So the Contract gain equals $17,403.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date ($0),

•	minus Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($0),
Which equals $100,000. The cap is 200% of $100,000, which is $200,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. The withdrawal of $8,000 is less than 10% of premiums. Your Adjusted Maximum Anniversary Value is $109,403.
Asset Protection Death Benefit Amount is $117,403. (See Example 1 under Asset Protection Death Benefit for details of calculation.)
Adjusted Total Premium Payment Amount is $92,000. (See Example 1 under Asset Protection Death Benefit for details of calculation.)
MAV/EPB Death Benefit
In this situation the cap does not apply, so Hartford takes 40% of $17,403 or $6,961 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the four values compared.
Example 2
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract with the Asset Protection Death Benefit,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a partial Surrender of $60,000,

•	Your Contract Value in the fourth year immediately before your Surrender was $150,000,

•	Your Maximum Anniversary Value is $140,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the Death Benefit calculations.
Adjustment for Partial Surrenders
To calculate the MAV/EPB Death Benefit, we make an adjustment for partial Surrenders if the amount of a Surrender is greater than the Contract gain in the Contract immediately prior to the Surrender. To determine if the partial Surrender is greater than the Contract gain:

•	Add the amount of the partial Surrender ($60,000) to

•	The Contract Value on the date the MAV/EPB Death Benefit is added to your Contract ($100,000),

•	Add Premium Payments made after the MAV/EPB Death Benefit is added to your Contract before you make the partial Surrender ($0),

•	Subtract the Contract Value on the Valuation Day immediately before you make the partial Surrender ($150,000),

•	Subtract the sum of any prior adjustments for all prior partial Surrenders made after the MAV/EPB Death Benefit is added to your Contract ($0),
Which equals +$10,000, which is greater than zero, so there is a $10,000 adjustment for the partial Surrender in this case.
Calculation of Contract gain

APP II-5

Hartford would calculate the Contract gain as follows:

•	Contract Value on the date we receive proof of death ($120,000),

•	Subtract the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	Add any adjustments for partial Surrenders ($10,000),
So the Contract gain equals $30,000.
Calculation of Earnings Protection Benefit Cap
To determine if the cap applies:

•	Hartford calculates the Contract Value on the date the MAV/EPB Death Benefit was added to your Contract ($100,000),

•	plus Premium Payments made since that date ($0),

•	minus Premium Payments made in the 12 months prior to death ($0),

•	minus any adjustments for partial Surrenders ($10,000),
Which equals $90,000. The cap is 200% of $90,000, which is $180,000.
Adjustment for Partial Surrenders for Maximum Anniversary Value
The adjustment to your Maximum Anniversary Value for partial Surrenders is on a dollar for dollar basis up to 10% of total Premium Payments. 10% of Premium Payments is $10,000. Maximum Anniversary Value adjusted for dollar for dollar Surrenders is $130,000. Remaining Surrenders equal $50,000. This amount will reduce the Maximum Anniversary Value proportionally. Contract Value immediately before Surrender is $150,000 minus $10,000 = $140,000. The proportional factor is 1 − (50,000/140,000) = .64286. This factor is multiplied by $130,000. The result is an adjusted Maximum Anniversary Value of $83,571.
Death Benefit with Earnings Protection Benefit
In this situation the cap does not apply, so Hartford takes 40% of $30,000 or $12,000 and adds that to the Contract Value on the date we receive proof of death and the total Death Benefit with the Earnings Protection Benefit is $132,000.
MAV/EPB Death Benefit with Premium Protection Death Benefit Examples
Example 1
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract,

•	You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $8,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $109,273,

•	On the day we calculate the Death Benefit, your Contract Value was $117,403,

•	Your Maximum Anniversary Value was $117,403,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

Earnings Protection Benefit Amount is $124,364. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)
Maximum Anniversary Value is $109,403. (See Example 1 under MAV/EPB Death Benefit with Asset Protection Benefit for details of calculation.)
Premium Protection Death Benefit Amount is $92,000. (See Example 1 under Premium Protection Death Benefit for details of calculation.)
Death Benefit with Earnings Protection Benefit
The total Death Benefit with the Earnings Protection Benefit is $124,364. This is the greatest of the three values compared.

APP II-6

Example 2
Assume that:

•	You elected the MAV/EPB Death Benefit when you purchased your Contract,

•	You elected the Premium Protection Death Benefit and opted out of the Asset Protection Death Benefit when you purchased your Contract,

•	You made a single Premium Payment of $100,000,

•	In your fourth Contract Year, you made a withdrawal of $60,000,

•	Your Contract Value in your fourth Contract Year immediately before your withdrawal was $150,000,

•	On the day we calculate the Death Benefit, your Contract Value was $120,000,

•	Your Maximum Anniversary Value was $140,000,

•
The Contract Value on the date we calculate the Death Benefit plus 40% of the Contract gain was the greatest of the three Death Benefit calculations (Premium Protection Death Benefit, Maximum Anniversary Value and Earnings Protection Benefit).

Earnings Protection Benefit Amount is $132,000. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)
Maximum Anniversary Value is $83,571. (See Example 2 under MAV/EPB Death Benefit with Asset Protection Death Benefit for details of calculation.)
Premium Protection Death Benefit Amount is $57,857. (See Example 2 under Premium Protection Death Benefit for details of calculation.)
Death Benefit with Earnings Protection Benefit
The total Death Benefit with the Earnings Protection Benefit is $132,000. This is the greatest of the three values compared.

APP III-1

Appendix III — The Hartford’s Principal First — Examples
Example 1: Assume you select The Hartford’s Principal First when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $7,000, which is 7% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $10,500, which is your prior Benefit Payment ($7,000) plus 7% of your additional Premium Payment ($3,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $93,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($7,000).

•	Your Benefit Payment for the next year remains $7,000, because you did not take more than your maximum Benefit Payment ($7,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $7,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 7% of the greater of your New Contract Value and New Benefit Amount, which is $6,300.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($7,000) to 7% of the New Benefit Amount ($2,100). Your Benefit Payment becomes the lower of those two values, or $2,100.

APP III-2

Example 7: If you elect to “step up” The Hartford’s Principal First after the 5th year, assuming you have made no withdrawals, and your Contract Value at the time of step up is $200,000, then

•	We recalculate your Benefit Amount to equal your Contract Value, which is $200,000.

•	Your new Benefit Payment is equal to 7% of your new Benefit Amount, or $14,000.

APP IV-1

Appendix IV — The Hartford’s Principal First Preferred — Examples
Example 1: Assume you select The Hartford’s Principal First Preferred when you purchase your Contract and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.
Example 2: If you make an additional Premium Payment of $50,000, then

•	Your Benefit Amount is $150,000, which is your prior Benefit Amount ($100,000) plus your additional Premium Payment ($50,000).

•	Your Benefit Payment is $7,500, which is your prior Benefit Payment ($5,000) plus 5% of your additional Premium Payment ($2,500).
Example 3: Assume the same facts as Example 1. If you take the maximum Benefit Payment before the end of the first Contract Year, then

•	Your Benefit Amount becomes $95,000, which is your prior Benefit Amount ($100,000) minus the Benefit Payment ($5,000).

•	Your Benefit Payment for the next year remains $5,000, because you did not take more than your maximum Benefit Payment ($5,000).
Example 4: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($150,000). This equals $100,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($100,000) is more than or equal to the New Benefit Amount ($50,000), and it is more than or equal to your Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is unchanged and remains $5,000.
Example 5: Assume the same facts as Example 1. If you Surrender $60,000, and your Contract Value is $150,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($60,000) from your Contract Value ($150,000). This equals $90,000 and is your“New Contract Value.”

•	Second, we deduct the amount of the Surrender ($60,000) from your Benefit Amount ($100,000). This is $40,000 and is your “New Benefit Amount.”
Since the New Contract Value ($90,000) is more than or equal to the New Benefit Amount ($40,000), but less than the Premium Payments invested in the Contract before the Surrender ($100,000), the Benefit Payment is reduced. The new Benefit Payment is 5% of the greater of your New Contract Value and New Benefit Amount, which is $4,500.
Example 6: Assume the same facts as Example 1. If you Surrender $50,000, and your Contract Value is $80,000 at the time of the Surrender, then
We recalculate your Benefit Amount by comparing the results of two calculations:

•	First we deduct the amount of the Surrender ($50,000) from your Contract Value ($80,000). This equals $30,000 and is your “New Contract Value.”

•	Second, we deduct the amount of the Surrender ($50,000) from your Benefit Amount ($100,000). This is $50,000 and is your “New Benefit Amount.”
Since the New Contract Value ($30,000) is less than the New Benefit Amount ($50,000), your “New Benefit Amount” becomes the New Contract Value ($30,000), as we have to recalculate your Benefit Payment.
We recalculate the Benefit Payment by comparing the “old” Benefit Payment ($5,000) to 5% of the New Benefit Amount ($1,500). Your Benefit Payment becomes the lower of those two values, or $1,500.

APP V-1

Appendix V — The Hartford’s Lifetime Income Builder — Examples
For all examples Your Guaranteed Minimum Death Benefit is the greater of the Benefit Amount and the Contract Value on the date of due proof of death.
Example 1: Assume you select The Hartford’s Lifetime Income Builder when you purchase your Contract, you are younger than age 60, and your initial Premium Payment is $100,000.

•	Your Benefit Amount is $100,000, which is your initial Premium Payment.

•	Your Benefit Payment is $5,000, which is 5% of your Benefit Amount.

•
Your Lifetime Benefit Payment is zero. The Lifetime Benefit Payment will be set equal to the Benefit Amount multiplied by 5% on the Contract Anniversary immediately following the Older Owner’s 60th birthday.

Example 2: Assume the same facts as Example 1. Also assume that you make no additional premium payments and take no withdrawals during the first Contract Year and that the Contract Value on your first anniversary is $105,000.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($105,000 / $100,000) − 1 = .05 = 5%

•	Your Benefit Amount is $105,000, which is your previous Benefit Amount plus the automatic Benefit Amount increase.

•	Your Benefit Payment is $5,250, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$105,000 × .0075 = $787.50, this amount is deducted from the Contract Value.
Example 3: Assume the same facts as Example 1. Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.

•	Your initial Benefit Amount is $100,000.

•	Your Benefit Payment is $5,000.

•	After the partial Surrenders of $1,000, your Benefit Amount is $99,000.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($99,000) divided by the Maximum Contract Value ($100,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($99,000 / $100,000) − 1 = −.01 subject to the minimum of 0%.

•	Your Benefit Amount is $99,000, which is your previous Benefit Amount since the automatic Benefit Amount increase was 0%.

•
Your Benefit Payment will remain at $5,000. Because your Benefit Amount did not increase because of the automatic Benefit Amount increase provision on the anniversary, the Benefit Payment will not increase. And because the remaining Benefit Amount ($99,000) is not less than the Benefit Payment immediately prior to the anniversary, the Benefit Payment will not be reduced.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$99,000 × .0075 = $742.50, this amount is deducted from the Contract Value.
Example 4: Assume the same facts as Example 3. Assume that an additional premium payment of $20,000 is made in Contract Year 2 and that, just prior to the payment, the Contract Value was $96,000.

•	At the beginning of Contract Year 2, your initial Benefit Amount is $99,000.

•	Your Benefit Payment is $5,000.

•	Your Benefit Amount after the premium payment is $119,000.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

APP V-2

Example 5: Assume the same facts as Example 4. Assume that at the on the following anniversary (the end of Contract Year 2) the Contract Value is $118,000 and that no withdrawals were taken in Contract Year 2.

•	After premium payment, your Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•
At the anniversary, we calculate the automatic Benefit Amount Increase. The ratio is the Contract Value ($118,000) divided by the Maximum Contract Value ($120,000), less 1 subject to a minimum of 0% and a maximum of 10%.

•	($118,000 / $120,000) − 1 = −.01667 subject to a minimum of 0%.

•	Your Benefit Amount is $119,000, which is your previous Benefit Amount since the automatic Benefit Amount increase is 0%.

•	Your Benefit Payment is $5,950, which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$119,000 × .0075 = $892.50, this amount is deducted from the Contract Value.
Example 6: Assume the same facts as Example 5. Assume that in the third Contract Year, a $35,000 partial Surrender is taken. The partial Surrender includes a Contingent Deferred Sales Charge. The withdrawal lowered the Contract Value from $115,000 to $80,000.

•	At the beginning of Contract Year 3, your initial Benefit Amount is $119,000.

•	Your Benefit Payment is $5,950.

•	Since the total partial Surrender exceeds the Benefit Payment, the Benefit Amount is reset to the lesser of (i) or (ii) as follows

•	(i) the Contract Value immediately following the partial withdrawal: $80,000

•	(ii) the Benefit Amount prior to the partial Surrender, less the amount of the Surrender: $119,000 − $35,000 = $84,000

•	Your new Benefit Amount is $80,000.

•	Your new Benefit Payment is $4,000, which is 5% of the new Benefit Amount.
Example 7: Assume that on the Contract Anniversary immediately following the Older Owner’s 60th birthday, the Contract Value is $200,000.

•	Your Benefit Amount after the automatic increase calculation is $200,000.

•	Your Lifetime Benefit Payment is $10,000 which is 5% of your Benefit Amount.

•	The annual charge for The Hartford’s Lifetime Income Builder is 75 bps of the Benefit Amount after the automatic increase calculation.

•	$200,000 × .0075 = $1500, this amount is deducted from the Contract Value.
Example 8: Assume the owner withdraws $9,000 when, just prior to the partial Surrender, the Benefit Payment is$10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $71,000, since the partial Surrender is less than your Benefit Payment.

•	There is no change to the annual Benefit Payment since the partial Surrender is less than the Benefit Payment.

•
Your Lifetime Benefit Payment will be reset to $3,550 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

Example 9: Assume the owner withdraws $12,000 when, just prior to the partial Surrender, the Benefit Payment is $10,000; the Lifetime Benefit Payment is $7,000; the Benefit Amount $80,000 and the Contract Value is $85,000.

•	Your Benefit Amount is $80,000 before the partial Surrender.

•	Your Benefit Amount after the partial Surrender is $68,000.

APP V-3

•
It is the lesser of Contract Value after the partial Surrender ($73,000) and the Benefit Amount immediately prior the partial Surrender, less the partial Surrender amount ($68,000). This comparison is done because the partial Surrender is greater than your Benefit Payment.

•	Your Benefit Amount will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrenders. This reset occurs because the partial Surrender is greater than the annual Benefit Payment.

•
Your Lifetime Benefit Payment will reset to $3,400 which is 5% of the Benefit Amount after the partial Surrender. This reset occurs because partial Surrender is greater that the annual Lifetime Benefit Payment.

APP VI-1

Appendix VI — The Hartford’s Lifetime Income Builder II
Objective
Protect your investment from poor market performance through potential annual automatic Payment Base increases, provide longevity protection through Lifetime Benefit Payments, and ensure a Death Benefit equivalent to the greater of Premium Payments reduced for partial Surrenders or Contract Value.
How does this rider help achieve this goal?
This rider provides two separate but bundled benefits that help achieve this goal. In other words, this rider is a guarantee that you can access two ways:

•
Lifetime Withdrawal Benefit. This rider provides a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s 60th birthday, until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the higher of your Payment Base or Contract Value on each Contract Anniversary, as adjusted by annual Payment Base increases, multiplied by the applicable Withdrawal Percent. In an Eligible Withdrawal Year, your initial Lifetime Benefit Payment is equal to the Payment Base multiplied by the applicable Withdrawal Percentage. Payments may continue even if the Contract Value has been reduced to below our minimum Contract Value. The Withdrawal Percent varies based upon the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender, and the survivor option chosen. Any partial Surrender taken prior to the Contract Anniversary following the Relevant Covered Life’s 60th birthday will reduce the Payment Base and your future Lifetime Benefit Payment. Such partial Surrender may potentially eliminate your Lifetime Benefit Withdrawal Guarantee.

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments reduced for Partial Surrenders or Contract Value as of the date due proof of death is received for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy this rider?
The Hartford’s Lifetime Income Builder II is closed to new investors (including to existing Owners).
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner and his or her Spouse, as joint Owner or Beneficiary.
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.
The maximum age of any Contract Owner or Annuitant when electing this rider is 75. When the Joint/Spousal Option is chosen, the Beneficiary also must be younger than age 76.
Does electing this rider forfeit your ability to buy other riders?
Yes. If you elected this rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for this rider calculated?
The fee for this rider is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for this rider will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.
We reserve the right to increase the charge for this rider up to a maximum rate of 0.75% any time on or after the fifth anniversary of electing this rider or five years from the date from which we last notified you of a fee increase, whichever is later. Fee increases will not apply if (a) the age of the Relevant Covered Life is 80 or older; or (b) you notify us in writing of your election to permanently waive automatic Payment Base increases. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for this rider to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.

APP VI-2

We may offer a lower fee to customers who agree to participate in any asset allocation models, investment programs, or fund-of-funds we may designate from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.
Does the Benefit Amount/Payment Base change under this rider?
Yes. Your initial Payment Base equals your initial Premium Payment. Your Payment Base will fluctuate based on subsequent Premium Payments and partial Surrenders as well as automatic Payment Base increases. Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under this rider. The Payment Base will be recalculated based on certain changes in Covered Lives.

•
Automatic Payment Base increases. Your Payment Base may fluctuate based on annual “automatic Payment Base increases.” You will be qualified for annual automatic Payment Base increases commencing on your first Contract Anniversary. Automatic Payment Base increases will cease upon the earlier of the Annuity Commencement Date or the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 80. Automatic Payment Base increases are based on your then current Anniversary Value (prior to the rider charge being taken) divided by your Maximum Contract Value and then reduced by 1. In no event will this factor be less than 0% or greater than 10%. Automatic Payment Base increases will not take place if the investment performance of your Sub-Accounts is neutral or negative.

•	Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior or during an Eligible Withdrawal Year, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable Threshold, as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that first causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Partial Surrenders will diminish the Guaranteed Minimum Death Benefit.
See Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you withdrawal benefits for your lifetime?

APP VI-3

Yes. However, your Withdrawal Percentage and therefore the amount of your Lifetime Benefit Payment, is dependent upon when you take your first partial Surrender. For instance:

•
If you take your first partial Surrender before an Eligible Withdrawal Year, your Withdrawal Percent will never increase above 5% for Single Life Option or 4.5% for Joint/Spousal option for the remaining duration of your Contract.

•
If you take your first partial Surrender during an Eligible Withdrawal Year, your Withdrawal Percent will never increase above the Withdrawal Percent corresponding with the attained age of the Relevant Covered Life as of the Contract Anniversary prior to the first partial Surrender. If such a partial Surrender took place during the first Contract Year, we will use the attained age of the Relevant Covered Life as of Contract issuance to set the Withdrawal Percent. Once the Withdrawal Percent has been established, it will not change for the remaining duration of your Contract. In other words, prior to the Relevant Covered Life turning 80, the longer the first partial Surrender is delayed, the higher your Withdrawal Percent shall be.

Attained age of Relevant Covered Life on the Contract Anniversary prior to the first Partial Surrender	Withdrawal Percent
	Single Life Option	Joint/Spousal Option
60-64	5.0%	4.5%
65-69	5.5%	5.0%
70-74	6.0%	5.5%
75-79	6.5%	6.0%
80+	7.0%	6.5%
Your Withdrawal Percent may change based on a permissible Covered Life change. If you choose to receive less than your full Lifetime Benefit Payment in any Contract Year, you will not be able to carry remaining amounts forward to future Contract Years.
See Examples 1-6 and 11-14 under The Hartford’s Lifetime Income Builder II.
Is this rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments reduced for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of this rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Benefit is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to this rider’s Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to an Eligible Withdrawal Year are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders during an Eligible Withdrawal Year are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders in an Eligible Withdrawal Year to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

Please refer to the section labeled “Can your Spouse continue your Withdrawal Benefit” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
See Examples 9, 10 and under The Hartford’s Lifetime Income Builder II.
Does this rider replace the standard Death Benefit?
Yes.

APP VI-4

Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Benefit at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Benefit under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section)).  Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Benefit is revoked:

•	it cannot be re-elected;

•	you will not receive any Lifetime Withdrawal Payments;

•
we will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Benefit was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	you will no longer be subject to this rider’s Investment Restrictions; and

•	you become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
On the date the Lifetime Withdrawal Benefit is revoked, a prorated share of the rider charge will be assessed.  After that, the rider charge will no longer be assessed. If you elected the Single Life Option, and the Lifetime Withdrawal Benefit is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.
A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.
The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Benefit include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Benefit payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Benefit (keep in mind that you have been paying fees for the Lifetime Withdrawal Benefit since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Benefit (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Benefit is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Benefit will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Benefit.
Please see “Can your Spouse continue your Withdrawal Benefit?” and “Are there restrictions on how you must invest?” for more information.
What effect do partial or full Surrenders have on your benefits under this rider?
Please refer to “Does the Benefit Amount/Payment Base change under this rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under this rider. If Your Contract Value is reduced below our minimum Contract Value rules in effect on a particular Valuation Day, and your Lifetime Benefit Payment amount remains greater than zero, then we will consider this date as your Annuity Commencement Date and we will no longer accept subsequent Premium Payments.
See Examples 7, 8 and 10-14 under The Hartford’s Lifetime Income Builder II.
What happens if you change ownership?
Inasmuch as this rider is affected only by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may

APP VI-5

cause a re-calculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change.
You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Withdrawal Benefits of this rider and continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of the rider at the time of the change, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then we will:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer this rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Withdrawal Benefit will terminate. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer this rider and: (i) if partial Surrenders have been taken prior to the first Contract Anniversary, then we will use the attained age of the oldest Covered Life as of the rider effective date to reset the Withdrawal Percent, or (ii) if partial Surrenders have not been taken prior to the first Contract Anniversary, then we will use the attained age of the older Covered Life as of the Contract Anniversary prior to the first partial Surrender to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change. The Maximum Contract Value will be recalculated to equal the Contract Value on the date of the change.

If the rider is no longer available for sale, the maximum age limitation of the rider is 76.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.

APP VI-6

Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Withdrawal Benefit?

•	Single Life Option:
If a Covered Life dies and the Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and this rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and the rider is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set

APP VI-7

equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering this rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Benefit and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
This rider is designed to facilitate the continuation of your rights under this rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Contract Anniversary prior to the first partial Surrender

•	The Lifetime Benefit Payment will be recalculated to equal the Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on the date of Spousal Contract continuation.
The remaining Covered Life can not name a new owner on the Contract. Any new beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. The rider will terminate upon the death of the remaining Covered Life.
If the Spouse elects to continue the Contract and revoke the Lifetime Withdrawal Benefit, we will assess the charge on the revocation date and it will no longer be assessed thereafter. The Covered Life will be re-determined on the date of Spousal Contract continuation for purposes of the Guaranteed Minimum Death Benefit. If the Covered Life is greater than the age limitation of the rider at the time of Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will equal the Contract Value.
See Example 17 under The Hartford’s Lifetime Income Builder II.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our minimum Contract Value then in effect.
If your Contract Value is reduced below our minimum Contract Value then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59 or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that

APP VI-8

will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 5%. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
This option may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59 or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 60 and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 60 or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or 4.5%. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 403, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.
Are there restrictions on how you must invest?
Yes. Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments in accordance with investment restrictions as a condition to maintaining the withdrawal feature of the rider. Your selected allocations are automatically rebalanced quarterly. If your allocation do not comply with investment restrictions on and after October 4, 2013 the withdrawal feature of your rider is revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider. Please call 1-800-862-6668 for additional information on investment restrictions.
To the extent permitted by law, we may modify, add, delete, or substitute (to the extent permitted by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.
Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature of the rider is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.
If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the

APP VI-9

withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender, or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.
Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions. If the restrictions are violated, the Withdrawal Benefit will be revoked but the Guaranteed Minimum Death Benefit will continue to apply.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We will not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments to in excess of $100,000 without prior approval. This restriction is not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
See Examples 9 and 10 under The Hartford’s Lifetime Income Builder II.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information

•	This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate this rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the Lifetime Benefit Payment/Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, any Death Benefit, whether standard or optional, will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize (because you reach the Annuity Commencement Date or your Guaranteed Minimum Withdrawal Benefit requires annuitization because the Contract Value has fallen below our minimum Contract Value then in effect), you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•	Even though this rider is designed to provide “living benefits,” you should not assume that you will necessarily receive “payments for life” if you have violated any of the terms of this rider.

•	The amount of the Withdrawal Percent used to compute your Lifetime Benefit Payment is frozen based on the date of the first partial Surrender.

•
The determination of the “Relevant” Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate this rider post-election based on your violation of benefit rules and may otherwise withdraw this rider for new sales at any time. In the event that this rider is terminated by us, your Lifetime Benefit Payments will cease; your

APP VI-10

Payment Base, including any automatic Payment Base increases will be eliminated, the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.

•
You may select this rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect this rider you will not be eligible for the standard Death Benefits or able to elect optional riders other than MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of this rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in this optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	This rider may not be suitable if a Covered Life is under attained age 60.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.

•
The purchase of an optional withdrawal benefit feature may not be appropriate for contracts owned by certain types of non-natural entities, including Charitable Trusts. Because many non-natural entities are required to make certain periodic distributions and those amounts may be different than the withdrawal amounts permitted by the optional withdrawal benefit feature, you may wish to consult with your tax advisor to help determine the appropriateness of this benefit.

The Hartford’s Lifetime Income Builder II — Examples
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 5%, which is based on your age.

•	Your Lifetime Benefit Payment is $5,000, which is 5% of your Payment Base.

APP VI-11

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 4: Assume the same contract issue facts as Example 3, however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000.

•
Your Lifetime Benefit Payment is $6,300, which is the product of your Withdrawal Percent multiplied by $105,000, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $6,000.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 6% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $300.

•	Your Contract Value after the withdrawal is $99,000.

•	Your Guaranteed Minimum Death Benefit is $94,000, which is your prior Death Benefit reduced by the amount of the withdrawal.
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Withdrawal Percent is 4.5%, which is based on your age.

•	Your Lifetime Benefit Payment is $4,500, which is 4.5% of your Payment Base.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
Example 6: Assume the same contract issue facts as Example 5, however your first partial Surrender at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the year is $106,500.

•
Your Lifetime Benefit Payment is $5,857.50, which is the product of your Withdrawal Percent multiplied by $106,500, which is the greater of your Contract Value at the beginning of the year and your Payment Base.

•	You take a partial Surrender of $5,500.

•	Your Payment Base remains at $100,000, since the withdrawal did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent will remain at 5.5% for the duration of your Contract; this is based on your age on the most recent Contract Anniversary prior to your first partial Surrender.

•	Your remaining Lifetime Benefit Payment for the Contract Year is $357.50.

•	Your Contract Value after the withdrawal is $101,000.

•	Your Guaranteed Minimum Death Benefit is $94,500, which is your prior Death Benefit reduced by the withdrawal.
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $5,000.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	(95,000/100,000) − 1 = −.05 subject to the minimum of 0%

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

APP VI-12

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $4,000, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 8: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value on your first anniversary is $95,000.
Prior to the Surrender:

•	Your initial Payment Base is $100,000.

•	Your Threshold is $4,500.

•	Your Guaranteed Minimum Death Benefit is $100,000.
After the Surrender:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($95,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	(95,000/100,000) − 1 = −.05 subject to the minimum of 0%

•	Your Payment Base is $99,000, which is your prior Payment Base reduced by the amount of the partial Surrender, since the automatic Payment Base increase was 0%.

•	Your Withdrawal Percentage, used to determine Lifetime Benefit Payments when you are in an Eligible Withdrawal Year, will remain at 4.5% for the duration of your Contract.

•	Your remaining Threshold amount for the Contract Year is $3,500, which is your prior Threshold amount reduced by the amount of the partial Surrender.

•	The annual charge for The Hartford’s Lifetime Income Builder II is 0.75% of the Payment Base after the automatic increase calculation.

•	$99,000 × 0.75% = $742.50, this amount is deducted from the Contract Value.

•	Your Guaranteed Minimum Death Benefit is $99,000, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 9: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,950.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•	Your Threshold amount is $5,950, which is 5% of the greater of your Contract Value immediately following the Premium

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.

APP VI-13

Example 10: Assume the same facts as Example 8 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, just prior to the payment, the Contract Value was $96,000.
Prior to the Premium Payment:

•	At the beginning of Contract Year 2, your initial Payment Base is $99,000.

•	Your Threshold amount is $4,455.

•	Your Guaranteed Minimum Death Benefit is $99,000.
After the Premium Payment:

•	Your Payment Base is $119,000, which is your prior Payment Base increased by the amount of the Premium Payment.

•	Your Threshold amount is $5,355, which is 4.5% of the greater of your Contract Value immediately following the Premium

•	Payment or your Payment Base immediately following the Premium Payment.

•	Your Guaranteed Minimum Death Benefit is $119,000, which is your prior Death Benefit increased by the amount of the Premium Payment.
Example 11: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,300 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 6% multiplied by the greater of the Payment Base or Contract Value, or $3,300.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 6% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 12: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $3,025 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000; the Lifetime Benefit Payment is 5.5% multiplied by the greater of Payment Base or Contract Value, or $3,025.
After the partial Surrender:

•	Your Payment Base remains at $50,000, which is the Payment Base prior to the partial Surrender, since the partial Surrender did not exceed your Lifetime Benefit Payment.

•	Your Withdrawal Percent is 5.5% for the duration of your Contract.

•	Your Lifetime Benefit Payment for the remainder of the Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975, which is your prior Death Benefit reduced by the amount of the partial Surrender.
Example 13: Assume the same facts as Example 11 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 6%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,700.
After the partial Surrender:

APP VI-14

•	Your Payment Base is $49,038, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the

•	Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,802, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 14: Assume the same facts as Example 12 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.
Prior to the partial Surrender:

•	Your Payment Base is $50,000.

•	Your Withdrawal Percent was previously locked in at 5.5%.

•	Your remaining Lifetime Benefit Payment for this Contract Year is $0.

•	Your Guaranteed Minimum Death Benefit is $46,975.
After the partial Surrender:

•
Your new Payment Base is $47,959, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Payment Base.

•	Your Lifetime Benefit Payment remaining for the Contract Year is $0.

•
Your Guaranteed Minimum Death Benefit is $45,058, which is calculated by determining the proportional reduction 1 − (Surrender exceeding the Lifetime Benefit Payment/Contract Value prior to the Surrender); then this factor is multiplied by the prior Death Benefit.

Example 15: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $110,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

•	Your Threshold is $5,000, which is 5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($110,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($110,000/$100,000) − 1 = .10 subject to the maximum of 10%

•	Your Payment Base is $110,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $5,500, which is your new Payment Base multiplied by 5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 16: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $105,000.
Prior to the Contract Anniversary:

•	Your Payment Base is $100,000, which is your initial Premium Payment.

APP VI-15

•	Your Threshold is $4,500, which is 4.5% of your Payment Base.

•	Your Lifetime Benefit Payment is not calculated. The Lifetime Benefit Payment will be determined in the first Eligible Withdrawal Year in which you take a partial Surrender.

•	Your Guaranteed Minimum Death Benefit is $100,000, which is your initial Premium Payment.
After the Contract Anniversary:

•
At the anniversary, we calculate the automatic Payment Base increase. The ratio is the Contract Value ($105,000) divided by the Maximum Contract Value ($100,000), less 1. Subject to a minimum of 0% and a maximum of 10%.

•	($105,000/$100,000) − 1 = .05 subject to the maximum of 10%

•	Your Payment Base is $105,000, which is your prior Payment Base multiplied by the automatic Payment Base increase.

•	Your Threshold amount for the Contract Year is $4,725, which is your new Payment Base multiplied by 4.5%.

•	Your Guaranteed Minimum Death Benefit remains $100,000, as it is not impacted by the automatic Payment Base increase.
Example 17: Spousal Contract Continuation
On date of Spousal Contract Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000. The values for the rider are impacted as follows:
Payment Base = $150,000 (greater of Contract Value or Payment Base on date of continuation)
WP = existing Withdrawal Percent if partial Surrender have been taken, or else it is set using the remaining Spouse’s attained age on the Contract Anniversary prior to the first partial Surrender (for this example we will say it is 6%).
Lifetime Benefit Payment = $9,000 (WP × greater of Payment Base or Contract Value on date of continuation)
Death Benefit = $150,000 (Contract Value on date of continuation)
Maximum Contract Value (LIB II Only) = $150,000 (greater of Contract Value or Payment Base on date of continuation)

APP VII-1

Appendix VII — The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios
Objective
The objective of these two different riders is to (i) protect your investment from poor market performance; (ii) provide longevity protection through Lifetime Benefit Payments; and (iii) provide Death Benefit protection.
How do the riders help achieve this goal?

•
Lifetime Withdrawal Feature. Provided you follow the rules below, the riders provide a series of Lifetime Benefit Payments payable in each Contract Year following the Relevant Covered Life’s Lifetime Income Eligibility Date until the first death of any Covered Life (“Single Life Option”) or until the second death of any Covered Life (“Joint/Spousal Option”). Lifetime Benefit Payments are maximum amounts that can be withdrawn each year based on the rider chosen:

Lifetime Income	=	Payment Base or Contract Value, whichever is higher	x	Withdrawal Percent
Builder Selects
- or -
Lifetime Income	=	Payment Base	x	Withdrawal Percent
Builder Portfolios

•
Guaranteed Minimum Death Benefit. This guaranteed minimum Death Benefit provides a Death Benefit equal to the greater of Premium Payments (adjusted for partial Surrenders) or Contract Value as of the date due proof of death is received by us for any Contract Owner or Annuitant. Partial Surrenders will reduce or eliminate the Guaranteed Minimum Death Benefit. This Guaranteed Minimum Death Benefit replaces the standard Death Benefits provided under this Contract.

When can you buy the riders?
The Hartford’s Lifetime Income Builders Selects and The Hartford's Lifetime Income Builders Portfolios are closed to new investors (including existing Owners).
When you buy either rider, you must provide us with the names and date of birth of the Owner, any joint Owner, Annuitant and Beneficiary. We then determine who the “Relevant Covered Life” and other “Covered Lives” will be when establishing the Withdrawal Percent.

•
A Covered Life must be a living person. If you choose the Joint/Spousal Option, we reserve the right to (a) prohibit non-natural entities from being designated as an Owner, (b) prohibit anyone other than your Spouse from being a joint Owner; and (c) impose other designation restrictions from time to time.

•
For the Single Life Option, the Covered Life is most often the same as the Contract Owner and joint Owner (which could be two different people). In the Joint/Spousal Option, the Covered Life is most often the Contract Owner, and his or her Spouse is the joint Owner or Beneficiary.

•
The Relevant Covered Life will be one factor used to establish your Withdrawal Percent. When the Single Life Option is chosen, we use the older Covered Life as the Relevant Covered Life; and when the Joint/Spousal Option is chosen, we use the younger Covered Life as the Relevant Covered Life.

The maximum age of any Contract Owner or Annuitant when electing either rider is 80. These age restrictions also apply to the Beneficiary when the Joint/Spousal Option is chosen.
Does electing either rider forfeit your ability to buy other riders?
Yes. If you elected either rider, you could not elect any rider other than MAV Plus (MAV only in applicable states).
How is the charge for either rider calculated?
The fee for the riders is based on your then current Payment Base (not your Contract Value) as of each Contract Anniversary. This charge will automatically be deducted from your Contract Value on your Contract Anniversary after your Anniversary Value and Payment Base have been computed and prior to all other financial transactions. In the event of a full Surrender, a prorated charge will be deducted from your Surrender Value. The charge for the riders will be withdrawn from each Sub-Account and the Fixed Accumulation Feature in the same proportion that the value of each Sub-Account bears to the total Contract Value. Except as otherwise provided below, we will continue to deduct this charge until we begin to make Annuity Payouts. The rider charge may limit access to the Fixed Accumulation Feature in certain states.

APP VII-2

We reserve the right to increase the charge for either or both riders (and any option) up to the maximum fees described in the Synopsis at any time 12 months after either rider’s effective date. Any future fee increase will be based on the charge that we are then currently charging other customers who have not previously elected such rider.
Fee increases will not apply if (a) the age of the Relevant Covered Life is 81 or older; (b) you notify us of your election to permanently waive automatic Payment Base increases as described below; or (c) we convert your benefits based on our Minimum Amount rules defined in your Contract. This fee may not be the same as the fee that we charge new purchasers.
Subject to the foregoing limitation, we also reserve the right to charge a different fee for either rider (or options) to any new Contract Owners as a result of a change of Covered Life. Unless exempt, we will automatically deduct rider fees, as they may be increased from time to time.
You will receive advanced notice of any fee increase. You may decline the fee increase and permanently waive automatic Payment Base increases by:

•	Notifying us in writing, verbally or electronically, if available.

•
Written notifications must be submitted using the forms we provide. For telephonic and Internet elections, if available, you must authenticate your identity and acknowledge your understanding of the implications of declining the fee increase. We will take direction from one joint Owner. We are not responsible for lost investment opportunities associated with elections that are not in good order and for relying on the genuiness of any election.

•	We will accept your notification up to 60 days prior to the Contract Anniversary on which the fee increase is scheduled to become effective.

•	We will only honor notifications from the Owner or joint Owner and not through your broker.

•
Your decision to decline the fee increase and waive automatic Payment Base increases is irrevocable. You will not be able to accept the fee increase and resume automatic Payment Base increases in the future.

•	If you decline the fee increase, your Lifetime Benefit Payment will continue to be reset on each Contract Anniversary according to the rider’s rules.

•	If you decline the fee increase, and defer withdrawals for at least five years, the Withdrawal Percentage will continue to be reset when a new age band is reached according to the rider’s rules.
Does the Payment Base change under either rider?
Yes, your initial Payment Base equals your initial Premium Payment except in regard to a company sponsored-exchange program. Your Payment Base will fluctuate based on:

•	automatic Payment Base increases; and

•	subsequent Premium Payments; and

•
partial Surrenders (including partial Surrenders taken prior to the Lifetime Income Eligibility Date or if the amount of the partial Surrender exceeds either your Threshold or Lifetime Benefit Payment amount).

•
Automatic Payment Base Increase: Your automatic annual Payment Base increase varies depending on whether you choose The Hartford’s Lifetime Income Builder Selects or The Hartford’s Lifetime Income Builder Portfolios. The following table describes how these options operate:

	The Harford's Lifetime Income Builder Selects	The Hartford's Lifetime Income Builder Portfolios
New Payment Base	[(current Anniversary Value (prior to the rider charge being taken) divided by your prior Payment Base)] multiplied by your prior Payment Base	The higher of current Anniversary Value (prior to the rider charge being taken) or Payment Base
Annual Payment Base increase limits	0% - 10%	Unlimited
We will determine if you are eligible for annual automatic Payment Base increases on each Contract Anniversary. Automatic Payment Base increases will cease upon the earliest of:

•	your Annuity Commencement Date;

•	the Contract Anniversary immediately following the Relevant Covered Life’s attained age of 90; or

•	You waive your right to receive automatic Payment Base increases.

APP VII-3

Your Payment Base can never be less than $0 or more than $5 million. Any activities that would otherwise increase the Payment Base above this ceiling will not be included for any benefits under either rider. See Examples 16 and 17 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Subsequent Premium Payments increase your Payment Base on a dollar-for-dollar basis. See Examples 10 and 11 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.

•
Partial Surrenders may trigger a recalculation of the Payment Base depending on (a) whether the partial Surrender takes place prior to the Lifetime Income Eligibility Date, and (b) if the cumulative amount of all partial Surrenders during any Contract Year exceeds the applicable limits as discussed below:

A.
If cumulative partial Surrenders taken during any Contract Year and prior to the Lifetime Income Eligibility Date, are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Payment Base on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Payment Base on a (i) dollar-for-dollar basis up to the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders taken after the Lifetime Income Eligibility Date are equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will not reduce the Payment Base.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Payment Base on a proportionate basis for the amount in excess of the Lifetime Benefit Payment.

See Examples 3-9 and 12-15 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I

•
Covered Life changes may also trigger a recalculation of your Payment Base, Lifetime Benefit Payment, Guaranteed Minimum Death Benefit and rider fees. See “What happens if you change ownership?” below.

•
Option Conversion. We reserve the right to offer a one-time only conversion from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, on or after the first Contract Anniversary after the rider has been in effect and prior to the Relevant Covered Life’s reaching attained age 81. Your then current Payment Base will be your new Payment Base for the purposes of the converted rider. This conversion will go into effect on the next following Contract Anniversary. A conversion notice must be received by us in good order between 30 days prior to, or within 15 days after, a Contract Anniversary. This privilege may be withdrawn at our sole discretion at any time without prior notice. The rider fee and any associated restrictions will be based on the rider then in effect. You may rescind your election within 15 days after making your election. Upon rescission; however, your Payment Base will be reset at the lower of the then applicable Payment Base or the Contract Value at the time of rescission. Rescission of a conversion option may therefore result in a permanent reduction of benefits. Once rescinded, this privilege will be terminated.

•	Partial Surrenders taken during any Contract Year that cumulatively exceed the Annual Withdrawal Amount but do not exceed the Lifetime Benefit Payment will be free of any applicable CDSC.
Is either rider designed to pay you withdrawal benefits for your lifetime?
Yes. However, withdrawals taken prior to the Lifetime Income Eligibility Date are not guaranteed to be available throughout your lifetime. Such withdrawals will reduce (and may even eliminate) the Payment Base otherwise available to establish Lifetime Benefit Payments and Guaranteed Minimum Death Benefits.
As shown in the following table, the Withdrawal Percent for all partial Surrenders taken before the Lifetime Income Eligibility Date will be 5% (Single Life Option) or 4.5% (Joint/Spousal Option). In contrast, the Withdrawal Percent for partial Surrenders taken after the Lifetime Income Eligibility Date will be based on the chronological age of the Relevant Covered Life at the time of the first withdrawal as shown below:

APP VII-4

	Withdrawal Percent
Relevant Covered Life Attained Age	Single Life Option	Joint/Spousal Option
<59½ - 64	5.0%	4.5%
65 - 69	5.5%	5.0%
70 - 74	6.0%	5.5%
75 - 79	6.5%	6.0%
80 - 84	7.0%	6.5%
85 - 90	7.5%	7.0%
90+	8.0%	7.5%
Except as provided below, the Withdrawal Percent will be based on the chronological age of the Relevant Covered Life at the time of the first Surrender.

1.	If a partial Surrender HAS NOT been taken, your new Withdrawal Percent will be effective on the next birthday that brought the Relevant Covered Life into a new Withdrawal Percent age band; or

2.
If you have deferred taking partial Surrenders for five years from the date you purchased this rider, your new Withdrawal Percent will be effective on the next birthday that brings the Relevant covered Life into a new Withdrawal Percent age band. Your new Withdrawal Percent will thereafter continue to change based on the age of the Relevant Covered Life as shown on the table above regardless of whether partial Surrenders are taken after such five year period or;

3.
If the preceding requirements in (1) or (2) have not been met, your new Withdrawal Percent will be effective as of the Contract Anniversary when the next automatic Payment Base increase occurs due to market performance after the birthday that brings the Relevant Covered Life into a new Withdrawal Percent age band.

If you meet the deferral requirements above, you will not forfeit your right to automatic Withdrawal Percent increases even if you decline future fee increases.
Please refer to Example 24 in The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios Examples Appendix for more information.
Is either rider designed to pay you Death Benefits?
Yes. This Guaranteed Minimum Death Benefit guarantees that we will pay a Death Benefit equal to the greater of Premium Payments adjusted for partial Surrenders or Contract Value as of the date we receive due proof of death of the Contract Owner(s) or Annuitant. Termination of either rider will result in the rescission of the Guaranteed Minimum Death Benefit and result in your Beneficiary receiving the Contract Value as of the date we receive due proof of death. If the Lifetime Withdrawal Feature is revoked, we will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender, and you will no longer be subject to the rider's Investment Restrictions (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)). For Joint/Spousal election of either rider, no Death Benefit will be available when a Relevant Covered Life is the Beneficiary and the Beneficiary dies.
Partial Surrenders will affect the Guaranteed Minimum Death Benefit as follows:

A.
If cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are equal to, or less than, the Threshold (subject to rounding), then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis. Alternatively, if cumulative partial Surrenders taken prior to the Lifetime Income Eligibility Date are greater than the Threshold (subject to rounding), then we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Threshold, and (ii) proportionate basis for the amount in excess of the Threshold.

B.
If cumulative partial Surrenders after the Lifetime Income Eligibility Date are (i) equal to or less than the Lifetime Benefit Payment (subject to rounding), or (ii) exceed the Lifetime Benefit Payment only as a result of enrollment in our Automatic Income Program to satisfy RMD; then the cumulative partial Surrender will reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis.

C.
For any partial Surrender that causes cumulative partial Surrenders after the Lifetime Income Eligibility Date to exceed the Lifetime Benefit Payment and the RMD exception in (B) does not apply, we will reduce the Guaranteed Minimum Death Benefit on a (i) dollar-for-dollar basis up to the amount of the Lifetime Benefit Payment, and (ii) proportionate basis for the amount in excess of the Lifetime Benefit Payment.

APP VII-5

Please refer to the section labeled “Can your Spouse continue your Lifetime Withdrawal Feature” for more information on the continuation of the Lifetime Benefit Payments by your Spouse.
Does either rider replace the standard Death Benefit?
Yes, it permanently replaces the standard Death Benefit. The Guaranteed Minimum Death Benefit will be reset to equal Contract Value when there is a Covered Life change that exceeds the permissible age limitation under either rider. This may also occur for the Single Life Option when the spouse elects Spousal Contract continuation and the new Covered Life exceeds the age limit.
Can you revoke this rider?
Yes. You may elect to revoke the Lifetime Withdrawal Feature at any time subject to state availability and only the Guaranteed Minimum Death Benefit shall continue to apply. You may not revoke the Guaranteed Minimum Death Benefit, although the Guaranteed Minimum Death Benefit will be reduced and/or eliminated due to partial withdrawals. We may revoke the Lifetime Withdrawal Feature under the Covered Life change, Spousal Contract continuation and Investment Restrictions provisions (if applicable to your contract (see the “State Variations” provision in the “Miscellaneous” section )). Additionally, we may terminate the entire rider when the oldest Covered Life exceeds the maximum issue age limitation in accordance with the Covered Life change and Spousal Contract continuation provisions. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.
If the Lifetime Withdrawal Feature is revoked:

•	It cannot be re-elected;

•	You will not receive any Lifetime Withdrawal Payments;

•
We will continue the Guaranteed Minimum Death Benefit only. We will reduce the Guaranteed Minimum Death Benefit for any partial Surrender after the date the Lifetime Withdrawal Feature was revoked, in proportion to the reduction in Contract Value due to such partial Surrender;

•	You will no longer be subject to this rider’s Investment Restrictions; and

•	You become subject to the rules applicable when the Contract Value is below our minimum Contract Value then in effect.

On the date the Lifetime Withdrawal Feature is revoked, a prorated share of the rider charge will be assessed. After that, the rider charge will no longer be assessed. If you elected the single life option, and the Lifetime Withdrawal Feature is revoked under the Spousal Contract continuation provision, the rider charge will not be assessed on the date the rider is revoked.

A Company-sponsored exchange of this rider will not be considered to be a revocation or termination of this rider.

The factors you may consider when determining whether to voluntarily revoke the Lifetime Withdrawal Feature include:  whether you continue to want or need the longevity protection provided by Lifetime Withdrawal Feature payments (the benefit may not be reinstated after it is revoked); whether you wish to cease paying the fees associated with the Lifetime Withdrawal Feature (keep in mind that you have been paying fees for the Lifetime Withdrawal Feature since the effective date of the rider), whether you no longer want to be subject to the investment restrictions required to maintain the Lifetime Withdrawal Feature (if applicable to your contract (see the “State Variations” provisions in the “Miscellaneous” section)); and whether or not you plan on taking partial withdrawals in the future and how these partial withdrawals will reduce the Guaranteed Minimum Death Benefit. As described in the “Is this rider designed to pay you Death Benefits?” section, partial surrenders taken while the Lifetime Withdrawal Feature is in effect reduce the Guaranteed Minimum Death Benefit on a dollar-for-dollar basis or on a proportionate basis (in proportion to the reduction in Contract Value due to such partial withdrawal) depending on when you take withdrawals and/or the amount of cumulative withdrawals.  Partial withdrawals taken after you revoke the Lifetime Withdrawal Feature will reduce the Guaranteed Minimum Death Benefit on a proportionate basis. If your Account Value is less than your Guaranteed Minimum Death Benefit at the time of a partial withdrawal then reducing the Guaranteed Minimum Death Benefit on a proportionate basis will result in a greater reduction in the Guaranteed Minimum Death Benefit than if a dollar-for-dollar reduction was taken. You should consult an investment professional before making any decision to revoke the Lifetime Withdrawal Feature.

Please see “Can your Spouse continue your Lifetime Withdrawal Feature?” and “Are there restrictions on how you must invest?” for more information.
What effect does partial or full Surrenders have on your benefits under this rider?

APP VII-6

Please refer to “Does the Benefit Amount/Payment Base change under either rider?” for the effect of partial Surrenders on your Payment Base, Guaranteed Minimum Death Benefit and Lifetime Benefit Payments. You may make a full Surrender of your entire Contract at any time. However, you will receive your Contract Value with any applicable charges deducted and not the Payment Base or any Lifetime Benefit Payment that you would have received under either rider.
If your Contract Value on any Contract Anniversary is ever reduced below the minimum amount (as defined in your Contract - generally, the greater of $500 or one Lifetime Benefit Payment) as a result of investment performance or if on any Valuation Day a partial Surrender is taken that reduces your Contract Value below the minimum amount, then the following will occur:

•	We will no longer accept subsequent Premium Payments; and

•
You will be required to either make a full Surrender or promptly transfer your remaining Contract Value to an approved Sub-Account(s) and/or Programs (failure to do so after a reasonable amount of time being deemed as acquiescence to our reallocation of these sums to the Money Market Sub-Account); and

•	Lifetime Benefit Payments will continue and Withdrawal Percent increases will continue if the Contract qualifies for the 5-year deferral provision;

•	Your Guaranteed Minimum Death Benefit will continue to be reduced by Lifetime Benefit Payments until reduced to zero at which time your Death Benefit shall be equal to your Contract Value; and

•	All other privileges under either rider will terminate and you will no longer be charged a rider fee or Annual Maintenance Fee; and

•	If any amount greater than a Lifetime Benefit Payment is requested, the Contract will be liquidated, the rider will terminate and the Guaranteed Minimum Death Benefit will be lost.
See Examples 21 and 22 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you change ownership?
Inasmuch as this rider is affected by changes to the Covered Life, only these types of changes are discussed below. We reserve the right to approve all Covered Life changes. Certain approved changes in the designation of the Covered Life may cause a recalculation of the benefits. Covered Life changes also allow us, in our discretion, to impose investment restrictions, as described below.
Any Covered Life change made within the first 6 months from the Contract Issue date will have no impact on the Payment Base or Guaranteed Minimum Death Benefit as long as each succeeding Covered Life is less than the maximum age limitation of the applicable rider at the time of the change. The Withdrawal Percent and Lifetime Benefit Payment will thereafter change based on the age of the new relevant Covered Life.
After the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and partial Surrenders have not yet been taken, in the event that you and your Spouse become legally divorced, you may add a new Spouse to the Contract. Provided that the age limitation of the rider is not exceeded, the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the younger Covered Life as of the date of the change. The charge for this rider will remain the same.
Alternatively, if after the first 6 months from the Contract Issue date, if you elected the Joint/Spousal Option and Surrenders have been taken, in the event that you and your Spouse become legally divorced, you may only remove your ex-Spouse from the Contract whereupon the Payment Base and Guaranteed Minimum Death Benefit will remain the same. We will then recalculate your Withdrawal Percent based on the age of the remaining Covered Life as of the date of the change. The charge for this rider will remain the same.

APP VII-7

You may not convert your Joint/Spousal Option election to a Single Life Option. In addition, after the first six months following the Contract issue date, if any Covered Life change takes place that is not due to a divorce, then:

A.
If the older Covered Life after the change is equal to or less than the maximum age limitation of the rider at the time of the change, then we will revoke the Lifetime Withdrawal Feature of either rider and continue the Guaranteed Minimum Death Benefit only. The charge for the rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter.

B.
If the older Covered Life after the change exceeds the maximum age limitation of either rider at the time of the change, or we no longer offer either rider, then the rider will terminate. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value.

If you elected the Single Life Option and any Covered Life changes after the first 6 months from Contract Issue date, then:

A.
If the older Covered Life after the change exceeds the maximum age limitation of this rider at the time of the change; the rider will be terminated and removed from the Contract. The Guaranteed Minimum Death Benefit will then be equal to the Contract Value; or

B.
If we no longer offer such rider, we will continue the Guaranteed Minimum Death Benefit after resetting this benefit to the lower of the then applicable Guaranteed Minimum Death Benefit or Contract Value on the effective date of the Covered Life change; whereupon the Lifetime Withdrawal Feature will be revoked. The charge for this rider then in effect will be assessed on the revocation date and will no longer be assessed thereafter; or

C.
If we offer such rider, then we will use the attained age of the older Covered Life as of the date of the Covered Life change to reset the Withdrawal Percent. The Payment Base will be recalculated to be the lesser of the Contract Value or the Payment Base effective on the date of the change. The Guaranteed Minimum Death Benefit will be recalculated to be the lesser of the Contract Value or the Guaranteed Minimum Death Benefit effective on the date of the change.

If such rider is no longer available for sale, we will determine the issue age limitation of the rider on a non-discriminatory basis.
The following tables illustrate only some of the various changes and the resulting outcomes associated with deaths of the Contract Owner(s) or Annuitant before and after the Annuity Commencement Date.
Single Life Option Election:

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving non-spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider terminates
Contract Owner	There is a surviving spousal Contract Owner	The Annuitant is living or deceased	Joint Contract Owner receives the Death Benefit and this rider can continue under Spousal Contract continuation
Contract Owner	There is no surviving Contract Owner	The Annuitant is living or deceased	Rider terminates. Designated Beneficiary receives the Death Benefit
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates. Estate receives the Death Benefit
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner becomes the Contingent Annuitant	Contract continues, no Death Benefit is paid, and this rider continues
Annuitant	Contract Owner is living	There is no Contingent Annuitant and the Contract Owner waives their right to become the Contingent Annuitant	Rider terminates and Contract Owner receives the Death Benefit
Annuitant	Contract Owner is Living	Contingent Annuitant is Living	Contingent Annuitant becomes the Annuitant and the Contract and this rider continues
Joint/Spousal Election:

APP VII-8

If the Deceased is . . .	and . . .	and . . .	then the . . .
Contract Owner	There is a surviving Contract Owner	The Annuitant is living or deceased	The surviving Contract Owner continues the Contract and rider; we will increase the Contract Value to the Death Benefit value
Contract Owner	There is no surviving Contract Owner	The Spouse is the sole primary beneficiary	Follow Spousal Contract continuation rules for joint life elections
Contract Owner	There is no surviving Contract Owner or Beneficiary	The Annuitant is living or deceased	Rider terminates and Contract Owner’s estate receives the Death Benefit
Annuitant	The Contract Owner is living	There is a Contingent Annuitant	The Rider continues; upon the death of the last surviving Covered Life, the rider will terminate.
Ownership changes may be taxable to you. We recommend that you consult with a tax adviser before making any ownership changes.
Can your Spouse continue your Lifetime Withdrawal Feature?

•	Single Life Option:
If a Covered Life dies and the sole Beneficiary is the deceased Covered Life’s Spouse at the time of death, such Spouse may continue the Contract. If the Spouse elects to continue the Contract and such rider, we will continue the rider with respect to all Lifetime Withdrawal Features at the charge that is currently being assessed for new sales at the time of continuation. We will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater. The Covered Life will be re-determined on the date of Spousal Contract continuation. If the new Covered Life is less than age 81 at the time of the Spousal Contract continuation, and such rider (or a similar rider, as we determine) is still available for sale, the Payment Base and the Guaranteed Minimum Death Benefit will be set equal to the Contract Value, the Withdrawal Percent will be recalculated based on the age of the older remaining Covered Life on the effective date of the Spousal Contract continuation. If the new Covered Life is 81 or older at the time of the Spousal Contract continuation, the rider will terminate and the Guaranteed Minimum Death Benefit will be equal to the Contract Value.
If we are no longer offering such rider at the time of Spousal Contract continuation, we will revoke the Lifetime Withdrawal Feature and the rider charge will no longer be assessed.

•	Joint/Spousal Option:
Either rider is designed to facilitate the continuation of your rights under the rider by your Spouse through the inclusion of a Joint/Spousal Option. If a Covered Life dies and the Spouse elects to continue the Contract, we will increase the Contract Value to the Guaranteed Minimum Death Benefit, if greater and we will continue the rider with respect to all benefits at the current rider charge. The benefits will be reset as follows:

•	The Payment Base will be equal to the greater of Contract Value or the Payment Base on the Spousal Contract continuation date;

•	The Guaranteed Minimum Death Benefit will be equal to the Contract Value on the Spousal Contract continuation date;

•
The Withdrawal Percent will remain at the current percentage if partial Surrenders have commenced; otherwise the Withdrawal Percent will be based on the attained age of the remaining Covered Life on the Spousal Contract continuation date; and

•	The Lifetime Benefit Payment will be recalculated.
The remaining Covered Life can not name a new owner on the Contract. Any new Beneficiary that is added to the Contract will not be taken into consideration as a Covered Life. Either rider will terminate upon the death of the remaining Covered Life.
See Examples 18 and 19 under The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios in Appendix I.
What happens if you annuitize your Contract?
If you elect to annuitize your Contract prior to reaching the Annuity Commencement Date, you may only annuitize your Contract Value and will not be able to elect any of the annuitization options allowed under this rider. If your Contract reaches the Annuity

APP VII-9

Commencement Date, the Contract must be annuitized unless we agree to extend the Annuity Commencement Date, in our sole discretion. In this circumstance, the Contract may be annuitized under our standard annuitization rules or, alternatively, under the rules applicable when the Contract Value is below our Minimum Amount rule then in effect.
If your Contract Value is reduced below our Minimum Amount rule (as defined in your Contract), then in effect, your Annuity Commencement Date will be attained and we will no longer accept subsequent Premium Payments. We will then issue you a payout annuity. You may elect the frequency of your payments from those offered by us at such time, but will not be less frequently than annually.

•	Single Life Option:
If you have elected the Single Life Option, we will issue you a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the Covered Life determined at Annuity Commencement Date. We treat the Covered Life as the Annuitant for this payout option. If there is more than one Covered Life, then the lifetime portion will be based on both Covered Lives. The Covered Lives will be the Annuitant and joint Annuitant for this payout option. The lifetime portion will terminate on the first death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit under this rider.
If the older Annuitant is age 59½ or younger, we will automatically defer the date the payments begin until the anniversary after the older Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the later of the death of any Annuitant or a minimum number of years.
If the Annuitant and joint Annuitant are alive and the older Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of any Annuitant or a period certain.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of any Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of any Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
This option may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

•	Joint/Spousal Option:
If you have elected the Joint/Spousal Option and both Spouses are alive, we will issue you a Fixed Joint & Survivor Lifetime and Period Certain Payout. If only one Spouse is alive, we will issue a Fixed Lifetime and Period Certain Payout. The lifetime portion will be based on the surviving Covered Life. The Covered Lives will be the Annuitant and Joint Annuitant for this payout option. The lifetime benefit will terminate on the last death of the two. The minimum amount paid to you under this Annuity Option will at least equal the remaining Guaranteed Minimum Death Benefit.
If the younger Annuitant is alive and age 59½ or younger, we will automatically defer the date that payments begin until the anniversary after the younger Annuitant attains age 59½ and is eligible to receive payments in a fixed dollar amount until the death of the last surviving Annuitant or a period certain.
If the Annuitant is alive and the younger Annuitant is age 59½ or older, you will receive payments in a fixed dollar amount until the later of the death of the last surviving Annuitant or a minimum number of years.
The period certain over which payments will be made is equal to the Guaranteed Minimum Death Benefit divided by the product of the Payment Base multiplied by the Withdrawal Percent on the Annuity Commencement Date. Payments will be made over the greater of the period certain, or until the death of the last Surviving Annuitant, in the frequency that you elect. The annual amount that will be paid to you will be equal to the Payment Base on the Annuity Commencement Date multiplied by the greater of the Withdrawal Percent or the applicable Threshold. Therefore, the higher your then remaining Guaranteed Minimum Death Benefit is at the time of annuitization, the longer the time period you will be entitled to receive annuitization payments. The frequencies will be among those offered by us at that time but will be no less frequently than annually. If, at the death of the last surviving Annuitant, payments have been made for less than the period certain, the remaining scheduled period certain payments will be made to the Beneficiary. A lump sum option is not available.
These options may not be available if the Contract is issued to qualify under Code Sections 401, 408, or 457. For such Contracts, this option will be available only if the Period Certain Payout is less than the life expectancy of the Annuitant at the time the option becomes effective. Such life expectancy will be computed under the mortality table then in use by us.

APP VII-10

Are there restrictions on how you must invest?
Yes, as described below:

Lifetime Income Builder Selects
Effective October 4, 2013, we began enforcing our contractual right to require that you allocate your Contract Value and future Premium Payments must be invested in accordance with investment restrictions as a condition to maintaining the withdrawal benefit of the rider. Your allocations are automatically rebalanced quarterly. If your allocations do not comply with the investment restrictions on and after October 4, 2013 the withdrawal benefit of your rider will be revoked. These restrictions are intended to reduce the risk of investment losses that could require the Company to use its General Account assets to pay amounts due under the rider. Please call 1-800-862-6668 for additional information on investment restrictions.

To the extent permitted by applicable law we may modify, add, delete, or substitute (to the extent permit by applicable law), the asset allocation models, investment programs, Funds, portfolio rebalancing requirements, and other investment requirements and restrictions that apply while the rider is in effect. For instance, we might amend these asset allocation models if a Fund (i) merges into another fund, (ii) changes investment objectives, (iii) closes to further investments and/or (iv) fails to meet acceptable risk parameters. These changes will not be applied with respect to then existing investments. We will give you advance notice of these changes. Please refer to “Other Program considerations” under the section entitled “What other ways can you invest?” in Section 5.a for more information regarding the potential impact of Fund mergers and liquidations with respect to then existing investments within an asset allocation model.

Except as provided below, failure to comply with the investment restrictions will result in revocation of the withdrawal feature. If the withdrawal feature is revoked by us for violation of applicable investment restrictions, we will assess a pro-rated share of the rider charge and will no longer assess a rider charge thereafter. Revocation of the withdrawal feature will not terminate any concurrent guaranteed minimum death benefit rider.

If the withdrawal feature is revoked by us due to a failure to comply with these investment restrictions, you will have one opportunity to reinstate the rider by reallocating your Contract Value in accordance with then prevailing investment restrictions. You will have a thirty calendar day reinstatement period to do this. The reinstatement period will begin upon revocation of the withdrawal feature. Your right to reinstate the rider will be terminated if during the reinstatement period you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change. Upon reinstatement, your Payment Base will be reset at the lower of the Payment Base prior to the revocation or Contract Value as of the date of reinstatement. Your Withdrawal Percentage will be reset to equal the Withdrawal Percentage prior to revocation unless during the reinstatement period the relevant Covered Life qualifies for a new age band.

Investment in any asset allocation model could mitigate losses but also hamper potential gains. The asset allocation models that you must invest in under the rider provide very different potential risk/reward characteristics. We are not responsible for lost investment opportunities associated with the implementation and enforcement of these investment requirements and restrictions.

Lifetime Income Builder Portfolios
Your Contract Value must be invested in one or more Programs and in an approved model portfolio, Funds or other investment vehicles established from time to time. Permissible portfolios, Funds, Programs or other investment vehicles are described in Appendix H. Not all model portfolios or Programs are available through all Financial Intermediaries.

To the extent permitted by applicable law, we may, in our sole discretion, add, replace or alter Funds, Programs and model portfolios from time to time. You will be provided with advance notification of any investment restriction changes. Changes may be made on a prospective basis with respect to any additional Premium Payments received.

While you may switch from model portfolio to model portfolio, you cannot pick and choose Funds within any model portfolios nor may you specify which Funds should be redeemed to satisfy the Lifetime Withdrawal Feature. You may provide written investment instructions to invest Contract Value in a manner that violates these investment restrictions. Any such action will, however, result in the revocation of your withdrawal feature under either rider.

Investments within model portfolios will fluctuate in value and may be worth more or less than your original investment. We are not responsible for lost investment opportunities associated with the implementation of these investment restrictions. Please refer to each Fund’s investment objectives, policies and restrictions and the risks of investing in each Fund as described in this prospectus and the prospectus for each Fund.

APP VII-11

If your Lifetime Withdrawal Feature is revoked due to failure to comply with the investment restrictions, you will have a one time opportunity to reinstate the Lifetime Withdrawal Feature on your rider. There is a thirty calendar day reinstatement period that will begin from the date your lifetime withdrawal feature is revoked. During the reinstatement period, if you make a subsequent Premium Payment, take a partial Surrender or make a Covered Life change, your opportunity to reinstate will be terminated.
Upon reinstatement of your Lifetime Withdrawal Feature under either rider, your Payment Base will be reset at the lower of the Payment Base prior to the revocation and Contract Value as of the date of the reinstatement. Your Withdrawal Percentage will be set equal to the Withdrawal Percentage prior to the Lifetime Withdrawal Feature revocation; unless, if within the reinstatement period you reach a new age band and no partial Surrenders have been taken, then the Withdrawal Percentage will be set equal to the appropriate percentage based on the attained age of the Relevant Covered Life. Your Lifetime Benefit Payment will be recalculated based on the Lifetime Withdrawal Feature values as of the date of the reinstatement. We will deduct a prorated rider charge on your Contract Anniversary following the reinstatement for the time period between the reinstatement date and your first Contract Anniversary following the reinstatement.
Are there restrictions on the amount of subsequent Premium Payments?
Yes. We reserve the right to require our approval on all subsequent Premium Payments received after the first twelve months. We may not accept any subsequent Premium Payment which brings the total of such cumulative subsequent Premium Payments in excess of $100,000 without prior approval. This restrictions are not currently enforced. Following your Annuity Commencement Date, we will no longer accept subsequent Premium Payments.
Can we aggregate Contracts?
Yes. For purposes of determining the Payment Base and Premium Payment limits, we reserve the right to treat as one all deferred variable annuity Contracts issued by us where you have elected any optional withdrawal benefit rider. If we elect to aggregate Contracts, we will change the period over which we measure Surrenders against future Lifetime Benefit Payments.
We will treat the effective date of our aggregation election until the end of the applicable calendar year as a Contract Year for the purposes of the Lifetime Benefit Payment limit. A pro-rata rider fee will be taken at the end of that calendar year. After the first calendar year following aggregation, the Lifetime Benefit Payment limits will be aggregated and will thereafter be set on a calendar year (i.e., January 1 Contract Anniversary) basis. The rider fee then in effect will be taken at the end of each new Contract Anniversary.
Other information
This rider may not be appropriate for all investors. Several factors, among others, should be considered:

•
The benefits under this rider cannot be directly or indirectly assigned, collateralized, pledged or securitized in any way. Any such actions will invalidate the rider and allow us to terminate the rider.

•
Your annual Lifetime Benefit Payments may fluctuate based on changes in the Payment Base and Contract Value. The Payment Base is sensitive to partial Surrenders in excess of the then current maximum Lifetime Benefit Payment or Threshold. It is therefore possible that Surrenders and subsequent Premium Payments within the same Contract Year, whether or not equal to one another, can result in lower Lifetime Benefit Payments.

•
Annuitizing your Contract, whether voluntary or not, will impact and possibly eliminate these “lifetime” benefits. First, you may no longer invest additional Premium Payments. Second, the Death Benefit will immediately terminate. Third, any Guaranteed Minimum Withdrawal Benefit guarantees you elect may end. In cases where you are required to annuitize, you will forfeit automatic Payment Base increases (if applicable) and lifetime annuitization payments may equal (or possibly exceed) Lifetime Benefit Payments. However, where you elect to annuitize before a required Annuity Commencement Date, lifetime annuitization payments might be less than the income guaranteed by your Guaranteed Minimum Withdrawal Benefit.

•
If you had elected the conversion option from The Hartford’s Lifetime Income Builder Selects to The Hartford’s Lifetime Income Builder Portfolios, or vice versa, and subsequently rescinded that election, your Payment Base will be set to the lower of the Payment Base or the Contract Value on the date of the rescission and therefore your old Payment Base will not be restored. The Death Benefit will also be set to the lower of the Guaranteed Minimum Death Benefit and the Contract Value on the date of the rescission.

•	Even though either rider is designed to provide living benefits, you should not assume that you will necessarily receive payments for life if you have violated any of the terms of this rider.

•
While there is no minimum age for electing either rider, withdrawals taken prior to the Lifetime Income Eligibility Date will reduce, or can even eliminate guaranteed Lifetime Benefit Payments. Payments taken prior to the Lifetime Income Eligibility Date are not guaranteed to last for a lifetime. Either rider may not be suitable if a Covered Life is under attained age 59½.

APP VII-12

•
The determination of the Relevant Covered Life is established by the Company and is critical to the determination of many important benefits such as the Withdrawal Percent used to set Lifetime Benefit Payments. Applicants should confirm this determination and be sure they fully appreciate its importance before investing.

•
We may terminate either or both riders post-election based on your violation of benefit rules and may otherwise withdraw such rider (or any option) for new sales at any time. In the event that either rider (or any option) is terminated by us, your Lifetime Benefit Payments will cease; your Payment Base, including any automatic Payment Base increases will be eliminated and the Guaranteed Minimum Death Benefit will then be equal to the Contract Value, and you will not be allowed to elect any other optional benefit rider.

•
Unless otherwise provided, you may select either rider only at the time of sale and once you do so, you may not add any other optional withdrawal benefits during the time you own this Contract. If you elect either rider you will not be eligible to elect optional riders other than MAV or MAV Plus.

•
When the Single Life Option is chosen, Spouses may find continuation of either rider to be unavailable or unattractive after the death of the Contract Owner. Continuation of the benefits available in either optional rider is dependent upon its availability at the time of death of the first Covered Life and will be subject to then prevailing charges.

•
The Joint/Spousal Option provides that if you and your Spouse are no longer married for any reason other than death, the removal and replacement of your Spouse will constitute a Covered Life change. This can result in the resetting of all benefits under this rider.

•	Certain Covered Life changes may result in a reduction, recalculation or forfeiture of benefits.

•	Annuity pay-out options available subsequent to the Annuity Commencement Date may not necessarily provide a stream of income for your lifetime and may be less than Lifetime Benefit Payments.

•
The fee for either rider may increase any time after 12 months from either rider’s effective date. There are no assurances as to the fee we will be charging at the time of each Payment Base increase. This is subject to the maximum fee disclosed in the Synopsis.

•	Because these benefits are bundled and interdependent upon one another, there is a risk that you may ultimately pay for benefits that you may never get to use.
We do not automatically increase payments under the Automatic Income Program if your Lifetime Benefit Payment increases. If you are enrolled in our Automatic Income Program to make Lifetime Benefit Payments and your eligible Lifetime Benefit Payment increases, please note that you need to request an increase in your Automatic Income Program. We will not individually notify you of this privilege.
The Hartford’s Lifetime Income Builder Selects and The Hartford’s Lifetime Income Builder Portfolios — Examples
Example 1: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is less than age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	• 5% of your Payment Base	• 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 2: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is less than age 60, and your initial Premium Payment is $100,000.

APP VII-13

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 3: Assume you select Single Life Option when you purchase your Contract, the older Covered Life is age 60, and your initial Premium Payment is $100,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Withdrawal Percent	5%	5%
	• Based on your age	• Based on your age
Lifetime Benefit Payment	$5,000	$5,000
	• 5% of your Payment Base	• 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 4: Assume the same contract issue facts as Example 3 (Single Life), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 6% based on your age. Your Contract Value at the beginning of the year is $105,000. Your Contract Value upon attaining age 70 is $105,500.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Lifetime Benefit Payment	$6,330	$6,300
	• Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	• Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$330	$300
	• Remaining for Contract Year	• Remaining for Contract Year
Contract Value after the withdrawal	$99,000	$99,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Example 5: Assume you select Joint/Spousal Option when you purchase your Contract, the younger Covered Life is age 60, and your initial Premium Payment is $100,000.

APP VII-14

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Withdrawal Percent	4.5%	4.5%
	• Based on your age	• Based on your age
Lifetime Benefit Payment	$4,500	$4,500
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Example 6: Assume the same contract issue facts as Example 5 (Joint/Spousal), however your first partial Surrender is taken at age 70. Your Withdrawal Percent is 5.5% based on your age. Your Contract Value at the beginning of the Contract Year is $110,000. Your Contract Value upon attaining age 70 is $111,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Lifetime Benefit Payment	$6,105	$6,050
	• Withdrawal Percent multiplied by the greater of your Payment Base or Contract Value upon attaining age 70	• Withdrawal Percent multiplied by your Payment Base
You take a partial Surrender of $6,000, values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$110,000
Withdrawal Percent	5.5% (1)	5.5%(1)
Lifetime Benefit Payment	$105	$50
	• Remaining for Contract Year	• Remaining for Contract Year
Contract Value after the withdrawal	$105,000	$105,000
Guaranteed Minimum Death Benefit	$94,000	$94,000
	• Prior Death Benefit reduced by withdrawal	• Prior Death Benefit reduced by the withdrawal
Example 7: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

APP VII-15

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• Prior Payment Base reduced by withdrawal	• Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	• Remaining for the Contract Year	• Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in −0.04%, subject to minimum of 0%, No change to the Payment Base	• Your current Payment Base
Threshold	$4,950	$4,950
	• 5% of your Payment Base	• 5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 8: Assume the same facts as example 1 (Single Life). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $105,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$5,000	$5,000
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

APP VII-16

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• Prior Payment Base reduced by withdrawal	• Prior Payment Base reduced by withdrawal
Withdrawal Percent	5%(1)	5%(1)
Threshold	$4,000	$4,000
	• Remaining for the Contract Year	• Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
	• The ratio is the Contract Value ($105,000) divided by your current Payment Base ($99,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 0.06%, subject to minimum of 0% and maximum of 10%	• Your current Payment Base
Threshold	$5,250	$5,250
	• 5% of your Payment Base	• 5% of your Payment Base
Rider Charge	$892.50	$1,207.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 9: Assume the same facts as example 2 (Joint/Spousal). Also assume that you take a $1,000 partial Surrender in the first Contract Year and that the Contract Value prior to the rider charge being deducted on your first anniversary is $95,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Threshold	$4,500	$4,500
Guaranteed Minimum Death Benefit	$100,000	$100,000
Values after the partial Surrender:

APP VII-17

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• Prior Payment Base reduced by withdrawal	• Prior Payment Base reduced by withdrawal
Withdrawal Percent	4.5%(1)	4.5%(1)
Threshold	$3,500	$3,500
	• Remaining for the Contract Year	• Remaining for the Contract Year
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• Prior Death Benefit reduced by the withdrawal	• Prior Death Benefit reduced by the withdrawal
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
	• The ratio is the Contract Value ($95,000) divided by your current Payment Base ($99,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in −0.04%, subject to minimum of 0%, No change to the Payment Base	• Your current Payment Base
Threshold	$4,455	$4,455
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Rider Charge	$841.50	$1,138.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$99,000	$99,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 10: Assume the same facts as Example 7 (Single Life). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $121,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,950	$4,950
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	• Prior Payment Base increased by the Premium Payment	• Prior Payment Base increased by the Premium Payment
Threshold	$6,050	$5,950
	• Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	• Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	• Prior Death Benefit increased by the Premium Payment	• Prior Death Benefit increased by the Premium Payment

APP VII-18

Example 11: Assume the same facts as Example 9 (Joint/Spousal). Assume that an additional Premium Payment of $20,000 is made in Contract Year 2, the Contract Value after the payment is $125,000.
Values prior to the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$99,000	$99,000
Threshold	$4,455	$4,455
Guaranteed Minimum Death Benefit	$99,000	$99,000
Values after the Premium Payment:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$119,000	$119,000
	• Prior Payment Base increased by the Premium Payment	• Prior Payment Base increased by the Premium Payment
Threshold	$5,625	$5,355
	• Withdrawal Percent multiplied by the greater of your current Payment Base or Contract Value	• Withdrawal Percent multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$119,000	$119,000
	• Prior Death Benefit increased by the Premium Payment	• Prior Death Benefit increased by the Premium Payment
Example 12: Assume the older Covered Life is 74 (Single Life). Assume the owner makes the first partial Surrender under the Contract of $3,000 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 6%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	• Partial Surrender did not exceed the Lifetime Benefit Payment	• Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%(1)	6%(1)
Lifetime Benefit Payment	$300	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
	• Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	• Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	• Available Lifetime Benefit Payment was $3,300	• Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	• Prior Death Benefit reduced by the partial Surrender	• Prior Death Benefit reduced by the partial Surrender
Example 13: Assume the younger Covered Life is 74 (Joint/Spousal). Assume the owner makes the first partial Surrender under the Contract of $2,750 when, just prior to the partial Surrender, the Payment Base is $50,000; the Contract Value (on Anniversary) is $55,000; the Withdrawal Percent is 5.5%; the Guaranteed Minimum Death Benefit is $50,000.
Values after the partial Surrender:

APP VII-19

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	• Partial Surrender did not exceed the Lifetime Benefit Payment	• Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	5.5%(1)	5.5%(1)
Lifetime Benefit Payment	$275	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
	• Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	• Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	• Available Lifetime Benefit Payment was $3,025	• Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
	• Prior Death Benefit reduced by the partial Surrender	• Prior Death Benefit reduced by the partial Surrender
Example 14: Assume the same facts as Example 12 (Single Life). Assume that a second partial Surrender is taken in the same Contract Year for $1,000; the Contract Value prior to the partial Surrender is $52,000; the Contract Value after the partial Surrender is $51,000.
Values prior to the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
	• Partial Surrender did not exceed the Lifetime Benefit Payment	• Partial Surrender did not exceed the Lifetime Benefit Payment
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$300	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
	• Available Lifetime Benefit Payment was 6% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	• Available Lifetime Benefit Payment was 6% multiplied by the Payment Base on the Contract Anniversary
	• Available Lifetime Benefit Payment was $3,300	• Available Lifetime Benefit Payment was $3,000
Guaranteed Minimum Death Benefit	$47,000	$47,000
	• Prior Death Benefit reduced by the partial Surrender	• Prior Death Benefit reduced by the partial Surrender
Values after the partial Surrender:

APP VII-20

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$49,323	$49,038
	• Proportional reduction: 1-($700/($52,000-$300)	• Proportional reduction: 1-($1000/$52,000)
Lifetime Benefit Payment	$0	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$46,068	$46,096
	• Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	• Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 15: Assume the same facts as Example 13 (Joint/Spousal). Assume that a second partial Surrender is taken in the same Contract Year for $2,000; the Contract Value prior to the partial Surrender is $49,000; the Contract Value after the partial Surrender is $47,000.

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$50,000	$50,000
Withdrawal Percent	5.5%	5.5%
Lifetime Benefit Payment	$275	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
	• Available Lifetime Benefit Payment was 5.5% multiplied by the greater of the Payment Base or Contract Value on the Contract Anniversary	• Available Lifetime Benefit Payment was 5.5% multiplied by the Payment Base on the Contract Anniversary
	• Available Lifetime Benefit Payment was $3,025	• Available Lifetime Benefit Payment was $2,750
Guaranteed Minimum Death Benefit	$47,250	$47,250
Values after the partial Surrender:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$48,230	$47,959
	• Proportional reduction: 1−($1,725/($49,000−$275)	• Proportional reduction: 1−($2,000/$49,000)
Lifetime Benefit Payment	$0	$0
	• Remaining Lifetime Benefit Payment for the Contract Year	• Remaining Lifetime Benefit Payment for the Contract Year
Guaranteed Minimum Death Benefit	$45,312	$45,321
	• Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above	• Prior Death Benefit reduced by partial surrender NOT exceeding the Lifetime Benefit Payment. Then, proportional reduction multiplied by the result of the above
Example 16: Assume the same facts as Example 1 (Single Life). Now assume you have reached your first Contract Anniversary. Your Contract Value on the Contract Anniversary is $115,000.
Values prior to the Contract Anniversary:

APP VII-21

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$5,000	$5,000
	• 5% of your Payment Base	• 5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$115,000
	• The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 0.15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	• Your current Payment Base
Threshold	$5,500	$5,750
	• 5% of your Payment Base	• 5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 17: Assume the same facts as Example 2 (Joint/Spousal). Now assume you have reached your first Contract Anniversary. Your Contract Value on the anniversary is $115,000.
Values prior to the Contract Anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Threshold	$4,500	$4,500
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Lifetime Benefit Payment	N/A	N/A
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• Equal to your initial Premium Payment	• Equal to your initial Premium Payment
Values after the Contract Anniversary:

Payment Base	$110,000	$115,000
	• The ratio is the Contract Value ($115,000) divided by your current Payment Base ($100,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 0.15%, capped at 10%. Subject to minimum of 0% and maximum of 10%	• Your current Payment Base
Threshold	$4,950	$5,175
	• 4.5% of your Payment Base	• 4.5% of your Payment Base
Guaranteed Minimum Death Benefit	$100,000	$100,000
	• No change due to anniversary processing	• No change due to anniversary processing

APP VII-22

Example 18: Spousal Contract Continuation (Single Life)
On date of Spousal Contract Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	• Equal to the Contract Value on date of continuation	• Equal to Contract Value on date of continuation
Withdrawal Percentage	6%	6%
	• Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	• Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$9,000	$9,000
	• Withdrawal Percent multiplied by the Payment Base on date of continuation	• Withdrawal Percent multiplied by the Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	• Equal to Contract Value on date of continuation	• Equal to Contract Value on date of continuation
Example 19: Spousal Contract Continuation (Joint/Spousal)
On date of Spousal Contract Continuation, we increase the Contract Value to equal the Death Benefit (if greater). For illustration purposes, we will assume the Contract Value on the date of continuation is set equal to the Death Benefit of $150,000 and the Payment Base is $125,000.
Values upon Spousal Contract Continuation:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$150,000	$150,000
	• Greater of Contract Value or Payment Base on date of continuation	• Greater of Contract Value or Payment Base on date of continuation
Withdrawal Percentage	5.5%	5.5%
	• Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation	• Withdrawal Percent is set using the oldest Covered Life’s age on the effective date of continuation
Lifetime Benefit Payment	$8,250	$8,250
	• Withdrawal Percent multiplied by the greater of the Contract Value or Payment Base on date of continuation	• Withdrawal Percent multiplied by Payment Base on date of continuation
Guaranteed Minimum Death Benefit	$150,000	$150,000
	• Equal to Contract Value on date of continuation	• Equal to Contract Value on date of continuation
Example 20: Withdrawal Percent Increase; Assume the same contract issue facts as Example 4 (Single Life). Your Withdrawal Percent is 6%, which was based on your age (70) at the time of first withdrawal. Your Lifetime Benefit Payment prior to the contract anniversary is $6,300. You are now age 75 and your anniversary is being processed. Your Contract Value on anniversary is $117,000.
Values prior to the Anniversary:

APP VII-23

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$105,000	$105,000
Withdrawal Percent	6%	6%
Lifetime Benefit Payment	$6,300	$6,300
Guaranteed Minimum Death Benefit	$94,000	$94,000
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$115,500	$117,000
	• The ratio is the Contract Value ($117,000) divided by your current Payment Base ($105,000), less 1	• Greater of the Contract Value prior to the rider charge being taken, or
	• Resulting in 0.11%, capped at 10%. Subject to minimum of 0% and maximum of 10%	• Your current Payment Base
Withdrawal Percent	6.5%	6.5%
	• Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased	• Due to the automatic increase and client reaching a new age band, the Withdrawal Percent has increased
Lifetime Benefit Payment	$7,507.50	$7,605
Rider Charge	$977.50	$1,345.50
	• Rider charge of 0.85% multiplied by your current Payment Base	• Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$94,000	$94,000
	• No change due to anniversary processing	• No change due to anniversary processing
Example 21
Assume the following Contract values:
Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,000 (within rider limit)
New Contract Value = $2,000

•	Minimum Amount Rule is reached as remaining Contract Value is reduced below one Lifetime Benefit Payment and the Partial Surrender was within the rider limit

•	Contract Value is transferred to approved investment program

•	We will no longer accept subsequent Premium Payments

•	We will begin to automatically pay the annual Lifetime Benefit Payment via the Automatic Income Program. The Lifetime Benefit Payment will be paid out of our General Account

•	The payout of the Lifetime Benefit Payment will no longer reduce the Contract Value, however, the Death Benefit will continue to be reduced

•	We will waive the Annual Maintenance Fee and rider fee

•	Benefit Increases will no longer be applied
NOTE: If the Contract Value is reduced below one Lifetime Benefit Payment on any Contract Anniversary due to performance the above scenario would occur.
Example 22
Assume the following Contract values:

APP VII-24

Contract Value = $3,000
Lifetime Benefit Payment = $2,000
Client takes a partial Surrender of $2,800 (exceeds rider limit)
New Contract Value = $2,000

•	Minimum Account Rule is reached as remaining Contract Value is reduced below the Minimum Account Rule under the contract, $500 (varies by state) and the Partial Surrender exceeded the rider limit

•	Contract is fully liquidated
Example 23: Automatic Payment Base Increase to Relevant Covered Life Attained age 90. Assume that you select a Single Life option. Your Withdrawal Percentage is 7.5%, which is based on your age (85) at the time of your first withdrawal. Your Lifetime Benefit Payment prior to contract anniversary is $7,500. You are now age 90 and your anniversary is being processed. Your Contract Value on your anniversary is $120,000.
Values prior to anniversary:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$100,000	$100,000
Withdrawal Percentage	7.5%	7.5%
Lifetime Benefit Payment	$7,500	$7,500
Guaranteed Minimum Death Benefit	$92,500	$92,500
Values after the anniversary processing:

Feature	The Hartford’s Lifetime Income Builder Selects	The Hartford’s Lifetime Income Builder Portfolios
Payment Base	$110,000	$120,000
	The ratio is the Contract Value ($120,000) divided by current Payment Base ($100,00), less 1 results in .20%, capped at 10%	Greater of the Contract Value prior to the rider charge being taken, or Your Payment Base
Withdrawal Percentage	8%	8%
	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased	Due to the automatic increase and client reaching a new age band, the Withdrawal Percentage has increased
Lifetime Benefit Payment	$8,800	$9,600
Rider Charge	$935	$1,380.50
	Rider charge of 0.85% multiplied by your current Payment Base	Rider charge of 1.15% multiplied by your current Payment Base
Guaranteed Minimum Death Benefit	$92,500	$92,500
	No change due to anniversary processing	No change due to anniversary processing
Example 24: Deferral Illustration. Assume that on your birthday in September 2008 you are 60. You purchase the Contract in November 2008 and select The Hartford’s Lifetime Income Builder Portfolios with the Single Life option. Assume no growth in Contract Value.

APP VII-25

Feature	No partial Surrenders in first 5 years of the rider	Partial Surrender in second year of the rider
Withdrawal Percentage at issue	5%	5%
Payment Base at issue	$100,000	$100,000
Lifetime Benefit Payment at issue	$5,000	$5,000
Withdrawal Percentage on birthday in September 2013 when Relevant Covered Life is age 65	Increased to 5.5%	Remains at 5%
Payment Base on birthday	$100,000	$100,000
	No change due to birthday	No change due to birthday
Lifetime Benefit Payment on birthday	Increased to $5,500	Remains at $5,000
Anniversary in November 2013 — Contract Value is less than current Payment Base, so there is no change to the Payment Base	$100,000	$100,000
Withdrawal Percentage	5.5%	5%
Lifetime Benefit Payment	$5,500	$5,000

APP VIII-1

Appendix VIII — Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in the Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. There are two tables below reflecting the Accumulation Unit Values for Hartford Life Insurance Company and Hartford Life and Annuity Insurance Company. The tables show only the highest and lowest possible Accumulation Unit Value, assuming you select no optional benefits or assuming you select all optional benefits. Tables showing all classes of Accumulation Unit Values corresponding to all combinations of optional benefits appear in the Statement of Additional Information, which you may obtain free of charge by contacting us at 1-800-862-6668.
Hartford Life Insurance Company

APP VIII-2

Series II/IIR
	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693	$13.242	$11.795
Accumulation Unit Value at end of period	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693	$13.242
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	4	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.347	$16.969	$14.216	$16.022	$14.723	$10.624	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.269	$21.347	$16.969	$14.216	$16.022	$14.723	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988	$17.191	$13.936
Accumulation Unit Value at end of period	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988	$17.191
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	1	2	2	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.470	$17.987	$15.628	$19.849	$16.649	$10.599	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.347	$22.470	$17.987	$15.628	$19.849	$16.649	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279	$13.164	$11.512
Accumulation Unit Value at end of period	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279	$13.164
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	12	17	20	20	24	27	30	43
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.982	$17.350	$15.112	$16.211	$14.026	$10.331	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.229	$21.982	$17.350	$15.112	$16.211	$14.026	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	19	6	6	—	—	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845	$12.212	$11.725
Accumulation Unit Value at end of period	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845	$12.212
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	10	13	20	10	9	17	19
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.260	$15.583	$13.620	$14.247	$13.129	$10.272	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.828	$20.260	$15.583	$13.620	$14.247	$13.129	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	6	6	—	—	—	—	—	—

APP VIII-3

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248	$13.877	$11.605
Accumulation Unit Value at end of period	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	7	9	13	20	13	14	16	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.844	$15.064	$13.119	$15.659	$14.994	$10.761	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.916	$17.844	$15.064	$13.119	$15.659	$14.994	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	1	—	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310	$14.858	$13.657
Accumulation Unit Value at end of period	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310	$14.858
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	9	9	10	13	12	11	13	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.381	$14.715	$13.226	$13.725	$12.674	$10.325	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.175	$18.381	$14.715	$13.226	$13.725	$12.674	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	5	—	—	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398	$12.525	$12.146
Accumulation Unit Value at end of period	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398	$12.525
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	2	3	5	9	4	3	3	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.513	$17.476	$16.189	$17.468	$14.054	$10.052	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.609	$23.513	$17.476	$16.189	$17.468	$14.054	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383	$14.406	$14.389
Accumulation Unit Value at end of period	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383	$14.406
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	3	3	3	3	13	31	22	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.511	$15.386	$13.966	$13.954	$12.884	$10.490	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.426	$15.511	$15.386	$13.966	$13.954	$12.884	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-4

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305	$13.174	$12.436
Accumulation Unit Value at end of period	$22.090	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305	$13.174
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.865	$18.998	$17.204	$18.872	$16.207	$10.047	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.247	$25.865	$18.998	$17.204	$18.872	$16.207	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212	$15.333	$13.872
Accumulation Unit Value at end of period	$30.122	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212	$15.333
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	2	2	2	2	3	4	5	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.037	$19.147	$16.760	$17.053	$14.325	$10.566	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.759	$25.037	$19.147	$16.760	$17.053	$14.325	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920	$14.816	$14.461
Accumulation Unit Value at end of period	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920	$14.816
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	3	3	4	5	7	7	11	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.577	$16.333	$14.102	$14.793	$13.129	$10.499	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.497	$11.265	$9.670	$10.612	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.055	$14.497	$11.265	$9.670	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	4	4	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.078	$11.055	$9.590	$10.598	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.429	$14.078	$11.055	$9.590	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-5

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152	$14.229	$13.442
Accumulation Unit Value at end of period	$26.895	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152	$14.229
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	5	7	11	20
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.000	$18.999	$16.701	$17.263	$14.627	$10.373	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.660	$25.000	$18.999	$16.701	$17.263	$14.627	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	4	1	—	—	—	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903	$13.452	$12.729
Accumulation Unit Value at end of period	$21.668	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903	$13.452
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.352	$14.267	$13.035	$13.562	$12.430	$10.421	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.380	$17.352	$14.267	$13.035	$13.562	$12.430	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.170	$10.637	$10.574	$10.023	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.397	$10.170	$10.637	$10.574	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.876	$10.439	$10.487	$10.010	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.991	$9.876	$10.439	$10.487	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971	$14.870	$13.771
Accumulation Unit Value at end of period	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971	$14.870
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	4	4	5	5	6	6	8	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.878	$14.491	$13.013	$13.672	$12.513	$10.353	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—

APP VIII-6

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.797	$11.203	$9.715	$10.189	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.811	$11.797	$11.203	$9.715	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.457	$10.994	$9.634	$10.176	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.350	$11.457	$10.994	$9.634	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157	$11.773	$10.767
Accumulation Unit Value at end of period	$19.812	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157	$11.773
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.766	$18.616	$17.125	$19.400	$15.652	$10.278	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.974	$24.766	$18.616	$17.125	$19.400	$15.652	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Core Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.672	$10.321	$9.023	$9.263	$8.030	$6.161	$10.290	$9.407	$8.400	$8.394
Accumulation Unit Value at end of period	$14.967	$13.672	$10.321	$9.023	$9.263	$8.030	$6.161	$10.290	$9.407	$8.400
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.822	$16.647	$14.707	$15.258	$13.366	$10.364	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.639	$21.822	$16.647	$14.707	$15.258	$13.366	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481	$7.987	$7.433
Accumulation Unit Value at end of period	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481	$7.987
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.489	$16.874	$14.760	$15.206	$13.538	$10.097	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.859	$22.489	$16.874	$14.760	$15.206	$13.538	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-7

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Growth Stock Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.679	$9.888	$8.589	$8.678	$7.840	$5.708	$9.189	$8.385	$7.920	$7.702
Accumulation Unit Value at end of period	$13.906	$12.679	$9.888	$8.589	$8.678	$7.840	$5.708	$9.189	$8.385	$7.920
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	1	1	1	1	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.322	$16.804	$14.751	$15.061	$13.750	$10.117	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.142	$21.322	$16.804	$14.751	$15.061	$13.750	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765	$8.782	$8.315
Accumulation Unit Value at end of period	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765	$8.782
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	5	5	5	5	5	5	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.427	$15.107	$13.015	$13.663	$12.628	$10.219	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.002	$19.427	$15.107	$13.015	$13.663	$12.628	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281	$12.969	$12.817
Accumulation Unit Value at end of period	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281	$12.969
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	5	5	6	5	8	5	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.771	$13.604	$12.556	$12.669	$11.833	$10.295	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.664	$15.771	$13.604	$12.556	$12.669	$11.833	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	2	4	—	—	—	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438	$8.686	$7.454
Accumulation Unit Value at end of period	$15.556	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438	$8.686
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	1	1	1	1	2	2	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.301	$19.661	$18.653	$20.636	$15.996	$10.263	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.814	$26.301	$19.661	$18.653	$20.636	$15.996	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-8

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455	$10.182	$10.096
Accumulation Unit Value at end of period	$9.840	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455	$10.182
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	2	3	3	4	2	4	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.744	$8.978	$9.218	$9.465	$9.718	$9.977	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.516	$8.744	$8.978	$9.218	$9.465	$9.718	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343	$16.095	$12.801
Accumulation Unit Value at end of period	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343	$16.095
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	2	2	2	2	3
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.661	$18.270	$16.543	$20.145	$17.555	$10.400	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.808	$17.661	$18.270	$16.543	$20.145	$17.555	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789	$13.171	$12.294
Accumulation Unit Value at end of period	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789	$13.171
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	2	6	6	6	6	7	7	7
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.301	$15.150	$12.849	$14.184	$13.562	$10.622	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.267	$19.301	$15.150	$12.849	$14.184	$13.562	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.079	$9.891	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.670	$10.079	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.025	$9.870	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.502	$10.025	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-9

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877	$13.593	$13.254
Accumulation Unit Value at end of period	$16.884	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877	$13.593
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	10	10	9	16	4	3	3	15
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.213	$12.581	$11.804	$11.473	$10.995	$10.298	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.828	$12.213	$12.581	$11.804	$11.473	$10.995	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	4	—	—	—	—	—	—	—
UIF Emerging Market Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099	$16.597	$15.024
Accumulation Unit Value at end of period	$24.442	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099	$16.597
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.359	$17.284	$15.045	$14.434	$13.505	$10.650	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.395	$15.359	$17.284	$15.045	$14.434	$13.505	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642	$16.776	$12.735
Accumulation Unit Value at end of period	$22.754	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642	$16.776
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.375	$19.064	$16.319	$20.491	$17.678	$10.687	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.091	$18.375	$19.064	$16.319	$20.491	$17.678	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880	$14.952	$13.568
Accumulation Unit Value at end of period	$28.586	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880	$14.952
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	4	4	5	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.355	$17.467	$15.517	$14.611	$13.155	$10.426	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.716	$20.355	$17.467	$15.517	$14.611	$13.155	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-10

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Infrastructure Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.696	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.445	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.676	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.362	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.093	$11.218	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.670	$13.093	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.023	$11.194	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.454	$13.023	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734	$12.479	$11.233
Accumulation Unit Value at end of period	$21.256	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734	$12.479
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	1	1	1	1	1	1	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.399	$18.219	$16.309	$18.346	$14.885	$10.423	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.500	$30.399	$18.219	$16.309	$18.346	$14.885	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-11

Series III
	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451	$8.410
Accumulation Unit Value at end of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Number of Accumulation Units outstanding at end of period (in thousands)	22	34	44	48	75	89	107	114	110	127
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559	$10.170
Accumulation Unit Value at end of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Number of Accumulation Units outstanding at end of period (in thousands)	12	19	22	24	33	41	54	87	88	64
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210	$8.047
Accumulation Unit Value at end of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Number of Accumulation Units outstanding at end of period (in thousands)	145	178	207	277	354	471	618	821	892	921
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	7	3	—	1	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551	$12.038
Accumulation Unit Value at end of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Number of Accumulation Units outstanding at end of period (in thousands)	88	117	147	178	217	312	374	471	525	577
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	2	—	—	—	—	—	—

APP VIII-12

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694	$8.099
Accumulation Unit Value at end of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Number of Accumulation Units outstanding at end of period (in thousands)	69	78	97	121	161	230	311	416	421	388
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	8	5	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819	$13.607
Accumulation Unit Value at end of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Number of Accumulation Units outstanding at end of period (in thousands)	49	63	69	92	114	142	195	243	255	250
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	1	—	—	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233	$7.007
Accumulation Unit Value at end of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Number of Accumulation Units outstanding at end of period (in thousands)	21	33	43	48	53	95	109	128	171	178
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931	$13.901
Accumulation Unit Value at end of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Number of Accumulation Units outstanding at end of period (in thousands)	42	62	67	78	106	130	142	394	256	83
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	1	—	3	—	—	—	—

APP VIII-13

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209	$12.457
Accumulation Unit Value at end of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	2	1	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104	$10.940
Accumulation Unit Value at end of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	29	34	44	55	70	113	123	139
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856	$14.485
Accumulation Unit Value at end of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	6	10	15	17	25	47	50	58
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	6	1	—	1	—	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	31	47	54	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-14

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327	$13.520
Accumulation Unit Value at end of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Number of Accumulation Units outstanding at end of period (in thousands)	53	60	67	75	93	101	131	200	231	262
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	3	—	—	—	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487	$12.750
Accumulation Unit Value at end of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Number of Accumulation Units outstanding at end of period (in thousands)	22	26	33	40	3	3	3	3	1	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	—	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	4	4	4	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971	$13.852
Accumulation Unit Value at end of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	12	20	30	41	47	61	66	57
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	2	—	—	—	—	—	—

APP VIII-15

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	14	19	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	—	—	—	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794	$10.775
Accumulation Unit Value at end of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	2	5	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Core Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332	$6.322
Accumulation Unit Value at end of period	$11.385	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	16	17	18	31	34	55	62	82
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.933	$16.715	$14.753	$15.290	$13.381	$10.365	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.784	$21.933	$16.715	$14.753	$15.290	$13.381	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370	$4.992
Accumulation Unit Value at end of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	33	41	42	48	49	69	67	68
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-16

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Growth Stock Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393	$6.211
Accumulation Unit Value at end of period	$11.327	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	25	26	27	29	31	31	32	42
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.431	$16.873	$14.797	$15.092	$13.765	$10.118	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.284	$21.431	$16.873	$14.797	$15.092	$13.765	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873	$8.393
Accumulation Unit Value at end of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Number of Accumulation Units outstanding at end of period (in thousands)	6	10	14	16	17	19	20	23	24	37
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	2	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089	$12.923
Accumulation Unit Value at end of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Number of Accumulation Units outstanding at end of period (in thousands)	59	73	89	105	153	201	233	296	318	351
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	2	2	—	—	—	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745	$7.497
Accumulation Unit Value at end of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	14	15	22	29	43	48	52	80
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-17

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251	$10.155
Accumulation Unit Value at end of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Number of Accumulation Units outstanding at end of period (in thousands)	77	102	134	144	139	171	322	204	157	150
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	—	—	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181	$13.651
Accumulation Unit Value at end of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	3	4	13	28	28	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718	$11.859
Accumulation Unit Value at end of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Number of Accumulation Units outstanding at end of period (in thousands)	13	22	25	35	36	49	56	85	88	72
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	—	—	—	—	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.084	$9.893	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.686	$10.084	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-18

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136	$12.795
Accumulation Unit Value at end of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Number of Accumulation Units outstanding at end of period (in thousands)	26	38	58	61	106	152	187	168	237	277
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.275	$12.632	$11.841	$11.497	$11.007	$10.299	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—
UIF Emerging Market Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779	$16.078
Accumulation Unit Value at end of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	4	9	9	6	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968	$9.834
Accumulation Unit Value at end of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	10	12	15	23	20	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992	$13.591
Accumulation Unit Value at end of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	5	3	4	3	16	18	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	—	—	—	—	—	—	—

APP VIII-19

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Infrastructure Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.699	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.456	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.679	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.373	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	71	82	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	—	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501	$11.241
Accumulation Unit Value at end of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	3	3	9	9	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	2	—	—	—	—	—	—

APP VIII-20

Series IV
	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451	$8.072
Accumulation Unit Value at end of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Number of Accumulation Units outstanding at end of period (in thousands)	22	34	44	48	75	89	107	114	110	127
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	4	—	—	—	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559	$10.155
Accumulation Unit Value at end of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Number of Accumulation Units outstanding at end of period (in thousands)	12	19	22	24	33	41	54	87	88	64
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	—	—	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210	$7.754
Accumulation Unit Value at end of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Number of Accumulation Units outstanding at end of period (in thousands)	145	178	207	277	354	471	618	821	892	921
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	7	7	3	—	1	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551	$11.511
Accumulation Unit Value at end of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Number of Accumulation Units outstanding at end of period (in thousands)	88	117	147	178	217	312	374	471	525	577
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	1	1	2	—	—	—	—	—	—

APP VIII-21

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694	$7.869
Accumulation Unit Value at end of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Number of Accumulation Units outstanding at end of period (in thousands)	69	78	97	121	161	230	311	416	421	388
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	8	5	—	—	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819	$13.474
Accumulation Unit Value at end of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Number of Accumulation Units outstanding at end of period (in thousands)	49	63	69	92	114	142	195	243	255	250
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	2	3	1	—	—	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233	$6.301
Accumulation Unit Value at end of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Number of Accumulation Units outstanding at end of period (in thousands)	21	33	43	48	53	95	109	128	171	178
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	—	—	—	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931	$13.638
Accumulation Unit Value at end of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Number of Accumulation Units outstanding at end of period (in thousands)	42	62	67	78	106	130	142	394	256	83
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	1	—	3	—	—	—	—

APP VIII-22

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209	$11.619
Accumulation Unit Value at end of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	2	2	1	2
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104	$10.661
Accumulation Unit Value at end of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	29	34	44	55	70	113	123	139
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856	$14.092
Accumulation Unit Value at end of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Number of Accumulation Units outstanding at end of period (in thousands)	7	6	6	10	15	17	25	47	50	58
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	6	1	—	1	—	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	31	47	54	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-23

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327	$12.792
Accumulation Unit Value at end of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Number of Accumulation Units outstanding at end of period (in thousands)	53	60	67	75	93	101	131	200	231	262
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	4	3	—	—	—	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487	$12.520
Accumulation Unit Value at end of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Number of Accumulation Units outstanding at end of period (in thousands)	22	26	33	40	3	3	3	3	1	4
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	3	—	—	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	4	4	4	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971	$13.680
Accumulation Unit Value at end of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	12	20	30	41	47	61	66	57
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	2	—	—	—	—	—	—

APP VIII-24

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	14	19	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	—	—	—	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794	$10.059
Accumulation Unit Value at end of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	2	2	2	5	5	5
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Core Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332	$5.915
Accumulation Unit Value at end of period	$11.385	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	16	17	18	31	34	55	62	82
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.933	$16.715	$14.753	$15.290	$13.381	$10.365	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.784	$21.933	$16.715	$14.753	$15.290	$13.381	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370	$4.545
Accumulation Unit Value at end of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	33	41	42	48	49	69	67	68
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-25

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Growth Stock Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393	$5.811
Accumulation Unit Value at end of period	$11.327	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393
Number of Accumulation Units outstanding at end of period (in thousands)	23	24	25	26	27	29	31	31	32	42
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.431	$16.873	$14.797	$15.092	$13.765	$10.118	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.284	$21.431	$16.873	$14.797	$15.092	$13.765	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873	$8.056
Accumulation Unit Value at end of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Number of Accumulation Units outstanding at end of period (in thousands)	6	10	14	16	17	19	20	23	24	37
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	2	—	—	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089	$12.671
Accumulation Unit Value at end of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Number of Accumulation Units outstanding at end of period (in thousands)	59	73	89	105	153	201	233	296	318	351
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	2	2	—	—	—	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745	$7.022
Accumulation Unit Value at end of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	14	15	22	29	43	48	52	80
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-26

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251	$10.164
Accumulation Unit Value at end of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Number of Accumulation Units outstanding at end of period (in thousands)	77	102	134	144	139	171	322	204	157	150
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	—	—	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181	$13.520
Accumulation Unit Value at end of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	3	3	3	4	13	28	28	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718	$11.634
Accumulation Unit Value at end of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Number of Accumulation Units outstanding at end of period (in thousands)	13	22	25	35	36	49	56	85	88	72
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	3	—	—	—	—	—	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.084	$9.893	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.686	$10.084	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—

APP VIII-27

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136	$12.885
Accumulation Unit Value at end of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Number of Accumulation Units outstanding at end of period (in thousands)	26	38	58	61	106	152	187	168	237	277
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.275	$12.632	$11.841	$11.497	$11.007	$10.299	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	1	1	1	—	—	—	—	—	—
UIF Emerging Market Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779	$16.088
Accumulation Unit Value at end of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	1	4	9	9	6	6	6
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968	$9.705
Accumulation Unit Value at end of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	7	10	12	15	23	20	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992	$14.130
Accumulation Unit Value at end of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	5	3	4	3	16	18	18
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	—	—	—	—	—	—	—

APP VIII-28

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Infrastructure Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.699	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.456	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.679	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.373	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	71	82	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	7	9	—	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501	$10.592
Accumulation Unit Value at end of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	2	3	3	9	9	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	2	—	—	—	—	—	—
(a) Inception date April 28, 2014.
Hartford Life and Annuity Insurance Company

APP VIII-29

Series II/IIR
	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693	$13.242	$11.795
Accumulation Unit Value at end of period	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693	$13.242
Number of Accumulation Units outstanding at end of period (in thousands)	19	28	36	45	88	90	101	110	124	111
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.347	$16.969	$14.216	$16.022	$14.723	$10.624	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.269	$21.347	$16.969	$14.216	$16.022	$14.723	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	31	29	20	23	—	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988	$17.191	$13.936
Accumulation Unit Value at end of period	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988	$17.191
Number of Accumulation Units outstanding at end of period (in thousands)	15	18	24	29	50	60	67	68	73	77
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.470	$17.987	$15.628	$19.849	$16.649	$10.599	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.347	$22.470	$17.987	$15.628	$19.849	$16.649	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	13	12	11	11	—	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279	$13.164	$11.512
Accumulation Unit Value at end of period	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279	$13.164
Number of Accumulation Units outstanding at end of period (in thousands)	184	231	308	359	489	568	635	692	766	788
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.982	$17.350	$15.112	$16.211	$14.026	$10.331	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.229	$21.982	$17.350	$15.112	$16.211	$14.026	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	54	52	48	51	18	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845	$12.212	$11.725
Accumulation Unit Value at end of period	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845	$12.212
Number of Accumulation Units outstanding at end of period (in thousands)	159	213	293	334	440	507	556	633	693	731
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.260	$15.583	$13.620	$14.247	$13.129	$10.272	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.828	$20.260	$15.583	$13.620	$14.247	$13.129	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	47	56	52	54	56	16	—	—	—	—

APP VIII-30

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248	$13.877	$11.605
Accumulation Unit Value at end of period	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	54	67	100	126	163	184	198	210	202	199
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.844	$15.064	$13.119	$15.659	$14.994	$10.761	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.916	$17.844	$15.064	$13.119	$15.659	$14.994	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	18	22	29	8	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310	$14.858	$13.657
Accumulation Unit Value at end of period	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310	$14.858
Number of Accumulation Units outstanding at end of period (in thousands)	68	78	91	108	146	179	191	229	233	240
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.381	$14.715	$13.226	$13.725	$12.674	$10.325	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.175	$18.381	$14.715	$13.226	$13.725	$12.674	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	16	11	13	6	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398	$12.525	$12.146
Accumulation Unit Value at end of period	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398	$12.525
Number of Accumulation Units outstanding at end of period (in thousands)	34	42	49	55	68	72	80	85	103	103
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.513	$17.476	$16.189	$17.468	$14.054	$10.052	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.609	$23.513	$17.476	$16.189	$17.468	$14.054	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	17	16	18	14	6	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383	$14.406	$14.389
Accumulation Unit Value at end of period	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383	$14.406
Number of Accumulation Units outstanding at end of period (in thousands)	35	60	87	122	160	174	161	163	174	178
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.511	$15.386	$13.966	$13.954	$12.884	$10.490	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.426	$15.511	$15.386	$13.966	$13.954	$12.884	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	29	45	39	36	9	—	—	—	—

APP VIII-31

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305	$13.174	$12.436
Accumulation Unit Value at end of period	$22.090	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305	$13.174
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	8	9	11	13	12	22	23	22
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.865	$18.998	$17.204	$18.872	$16.207	$10.047	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.247	$25.865	$18.998	$17.204	$18.872	$16.207	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	1	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212	$15.333	$13.872
Accumulation Unit Value at end of period	$30.122	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212	$15.333
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	28	35	62	68	73	89	98	99
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.037	$19.147	$16.760	$17.053	$14.325	$10.566	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.759	$25.037	$19.147	$16.760	$17.053	$14.325	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	22	18	18	17	4	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920	$14.816	$14.461
Accumulation Unit Value at end of period	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920	$14.816
Number of Accumulation Units outstanding at end of period (in thousands)	46	56	76	95	124	139	147	176	191	201
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.577	$16.333	$14.102	$14.793	$13.129	$10.499	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	28	22	22	28	3	—	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.497	$11.265	$9.670	$10.612	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.055	$14.497	$11.265	$9.670	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	37	49	60	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.078	$11.055	$9.590	$10.598	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.429	$14.078	$11.055	$9.590	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	8	7	—	—	—	—	—	—

APP VIII-32

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152	$14.229	$13.442
Accumulation Unit Value at end of period	$26.895	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152	$14.229
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	50	82	91	96	94	123	127	135
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.000	$18.999	$16.701	$17.263	$14.627	$10.373	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.660	$25.000	$18.999	$16.701	$17.263	$14.627	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	25	25	16	3	—	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903	$13.452	$12.729
Accumulation Unit Value at end of period	$21.668	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903	$13.452
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	19	23	19	33	33	32	30	25
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.352	$14.267	$13.035	$13.562	$12.430	$10.421	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.380	$17.352	$14.267	$13.035	$13.562	$12.430	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	53	29	30	34	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.170	$10.637	$10.574	$10.023	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.397	$10.170	$10.637	$10.574	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	22	26	44	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.876	$10.439	$10.487	$10.010	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.991	$9.876	$10.439	$10.487	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	10	13	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971	$14.870	$13.771
Accumulation Unit Value at end of period	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971	$14.870
Number of Accumulation Units outstanding at end of period (in thousands)	23	31	46	60	78	83	96	120	133	138
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.878	$14.491	$13.013	$13.672	$12.513	$10.353	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	13	10	16	20	5	—	—	—	—

APP VIII-33

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.797	$11.203	$9.715	$10.189	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.811	$11.797	$11.203	$9.715	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	29	49	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.457	$10.994	$9.634	$10.176	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.350	$11.457	$10.994	$9.634	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	10	1	—	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157	$11.773	$10.767
Accumulation Unit Value at end of period	$19.812	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157	$11.773
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	1	1	1	2	—	—	—	1
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.766	$18.616	$17.125	$19.400	$15.652	$10.278	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.974	$24.766	$18.616	$17.125	$19.400	$15.652	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	—	—	—	—	—
MFS Core Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.672	$10.321	$9.023	$9.263	$8.030	$6.161	$10.290	$9.407	$8.400	$8.394
Accumulation Unit Value at end of period	$14.967	$13.672	$10.321	$9.023	$9.263	$8.030	$6.161	$10.290	$9.407	$8.400
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	11	13	15	19	20	20	16
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.822	$16.647	$14.707	$15.258	$13.366	$10.364	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.639	$21.822	$16.647	$14.707	$15.258	$13.366	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	6	9	4	—	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481	$7.987	$7.433
Accumulation Unit Value at end of period	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481	$7.987
Number of Accumulation Units outstanding at end of period (in thousands)	5	9	11	12	18	21	20	25	32	31
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.489	$16.874	$14.760	$15.206	$13.538	$10.097	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.859	$22.489	$16.874	$14.760	$15.206	$13.538	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	1	—	—	—	—

APP VIII-34

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Growth Stock Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.679	$9.888	$8.589	$8.678	$7.840	$5.708	$9.189	$8.385	$7.920	$7.702
Accumulation Unit Value at end of period	$13.906	$12.679	$9.888	$8.589	$8.678	$7.840	$5.708	$9.189	$8.385	$7.920
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	7	7	9	10	13	17	17
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.322	$16.804	$14.751	$15.061	$13.750	$10.117	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.142	$21.322	$16.804	$14.751	$15.061	$13.750	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765	$8.782	$8.315
Accumulation Unit Value at end of period	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765	$8.782
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	10	14	18	16	19	28	48
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.427	$15.107	$13.015	$13.663	$12.628	$10.219	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.002	$19.427	$15.107	$13.015	$13.663	$12.628	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	2	2	4	2	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281	$12.969	$12.817
Accumulation Unit Value at end of period	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281	$12.969
Number of Accumulation Units outstanding at end of period (in thousands)	79	96	128	147	177	225	204	242	258	269
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.771	$13.604	$12.556	$12.669	$11.833	$10.295	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.664	$15.771	$13.604	$12.556	$12.669	$11.833	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	75	57	64	59	14	—	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438	$8.686	$7.454
Accumulation Unit Value at end of period	$15.556	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438	$8.686
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	10	11	13	14	15	11	10
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.301	$19.661	$18.653	$20.636	$15.996	$10.263	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.814	$26.301	$19.661	$18.653	$20.636	$15.996	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	1	—	—	—	—	—

APP VIII-35

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455	$10.182	$10.096
Accumulation Unit Value at end of period	$9.840	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455	$10.182
Number of Accumulation Units outstanding at end of period (in thousands)	88	96	143	182	183	250	353	161	73	85
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.744	$8.978	$9.218	$9.465	$9.718	$9.977	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.516	$8.744	$8.978	$9.218	$9.465	$9.718	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	41	31	33	56	1	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343	$16.095	$12.801
Accumulation Unit Value at end of period	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343	$16.095
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	13	19	23	25	24	30	38	37
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.661	$18.270	$16.543	$20.145	$17.555	$10.400	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.808	$17.661	$18.270	$16.543	$20.145	$17.555	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	8	10	8	—	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789	$13.171	$12.294
Accumulation Unit Value at end of period	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789	$13.171
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	34	45	49	61	76	127	135	135
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.301	$15.150	$12.849	$14.184	$13.562	$10.622	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.267	$19.301	$15.150	$12.849	$14.184	$13.562	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	2	2	4	1	—	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.079	$9.891	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.670	$10.079	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	38	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.025	$9.870	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.502	$10.025	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	8	—	—	—	—	—	—	—	—

APP VIII-36

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877	$13.593	$13.254
Accumulation Unit Value at end of period	$16.884	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877	$13.593
Number of Accumulation Units outstanding at end of period (in thousands)	36	51	62	67	102	112	108	136	158	165
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.213	$12.581	$11.804	$11.473	$10.995	$10.298	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.828	$12.213	$12.581	$11.804	$11.473	$10.995	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	50	59	18	14	1	—	—	—	—
UIF Emerging Market Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099	$16.597	$15.024
Accumulation Unit Value at end of period	$24.442	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099	$16.597
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	7	7	5	8	8	13
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.359	$17.284	$15.045	$14.434	$13.505	$10.650	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.395	$15.359	$17.284	$15.045	$14.434	$13.505	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	6	5	4	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642	$16.776	$12.735
Accumulation Unit Value at end of period	$22.754	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642	$16.776
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	5	11	9	9	8	8	12
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.375	$19.064	$16.319	$20.491	$17.678	$10.687	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.091	$18.375	$19.064	$16.319	$20.491	$17.678	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	4	5	4	1	—	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880	$14.952	$13.568
Accumulation Unit Value at end of period	$28.586	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880	$14.952
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	19	28	34	38	40	36	40	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.355	$17.467	$15.517	$14.611	$13.155	$10.426	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.716	$20.355	$17.467	$15.517	$14.611	$13.155	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	6	8	2	—	—	—	—

APP VIII-37

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Infrastructure Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.696	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.445	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.676	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.362	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	—	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.093	$11.218	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.670	$13.093	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	36	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.023	$11.194	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.454	$13.023	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	—	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734	$12.479	$11.233
Accumulation Unit Value at end of period	$21.256	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734	$12.479
Number of Accumulation Units outstanding at end of period (in thousands)	2	6	5	7	8	8	7	7	8	9
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.399	$18.219	$16.309	$18.346	$14.885	$10.423	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.500	$30.399	$18.219	$16.309	$18.346	$14.885	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	1	2	1	—	—	—	—

APP VIII-38

Series III
	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451	$8.410
Accumulation Unit Value at end of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Number of Accumulation Units outstanding at end of period (in thousands)	190	218	261	336	429	509	657	1,133	1,204	1,207
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	30	25	32	32	8	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559	$10.170
Accumulation Unit Value at end of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Number of Accumulation Units outstanding at end of period (in thousands)	75	102	120	144	181	229	284	361	436	426
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	19	9	9	5	5	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210	$8.047
Accumulation Unit Value at end of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Number of Accumulation Units outstanding at end of period (in thousands)	1,063	1,324	1,705	2,163	2,647	3,240	4,030	5,101	5,624	5,903
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	196	195	163	185	121	36	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551	$12.038
Accumulation Unit Value at end of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Number of Accumulation Units outstanding at end of period (in thousands)	840	1,015	1,302	1,599	1,921	2,371	2,947	3,902	4,384	4,704
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	197	174	135	159	107	35	—	—	—	—

APP VIII-39

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694	$8.099
Accumulation Unit Value at end of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Number of Accumulation Units outstanding at end of period (in thousands)	416	504	681	813	958	1,216	1,458	1,701	1,782	1,432
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	114	113	96	92	63	19	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819	$13.607
Accumulation Unit Value at end of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Number of Accumulation Units outstanding at end of period (in thousands)	205	280	365	489	642	810	1,024	1,265	1,389	1,440
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	76	65	65	47	14	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233	$7.007
Accumulation Unit Value at end of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Number of Accumulation Units outstanding at end of period (in thousands)	149	184	234	293	354	419	518	1,057	1,137	1,252
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	25	19	27	19	7	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931	$13.901
Accumulation Unit Value at end of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Number of Accumulation Units outstanding at end of period (in thousands)	215	285	411	490	594	713	674	846	844	784
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	160	145	154	124	113	32	—	—	—	—

APP VIII-40

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209	$12.457
Accumulation Unit Value at end of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Number of Accumulation Units outstanding at end of period (in thousands)	3	10	11	23	29	27	16	19	21	23
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	1	1	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104	$10.940
Accumulation Unit Value at end of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Number of Accumulation Units outstanding at end of period (in thousands)	103	138	177	211	270	319	396	465	535	544
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	25	27	30	24	7	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856	$14.485
Accumulation Unit Value at end of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Number of Accumulation Units outstanding at end of period (in thousands)	71	93	150	191	224	264	304	385	432	292
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	79	80	53	53	32	3	—	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	122	161	195	250	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	20	—	—	—	—	—	—

APP VIII-41

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327	$13.520
Accumulation Unit Value at end of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Number of Accumulation Units outstanding at end of period (in thousands)	154	188	267	305	400	514	594	728	798	866
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	43	31	38	24	9	—	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487	$12.750
Accumulation Unit Value at end of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Number of Accumulation Units outstanding at end of period (in thousands)	74	91	119	199	99	160	189	263	279	274
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	19	31	29	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	77	153	124	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	94	76	43	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971	$13.852
Accumulation Unit Value at end of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Number of Accumulation Units outstanding at end of period (in thousands)	91	128	189	266	312	377	425	523	570	526
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	84	86	91	58	24	—	—	—	—

APP VIII-42

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	79	133	154	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	19	11	19	—	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794	$10.775
Accumulation Unit Value at end of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	8	10	9	5	19	20	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	1	1	—	—	—	—
MFS Core Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332	$6.322
Accumulation Unit Value at end of period	$11.385	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332
Number of Accumulation Units outstanding at end of period (in thousands)	42	71	92	143	158	138	153	281	315	328
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.933	$16.715	$14.753	$15.290	$13.381	$10.365	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.784	$21.933	$16.715	$14.753	$15.290	$13.381	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	1	1	1	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370	$4.992
Accumulation Unit Value at end of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Number of Accumulation Units outstanding at end of period (in thousands)	38	66	80	94	119	148	202	264	331	375
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	2	—	—	—	—	—	—

APP VIII-43

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Growth Stock Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393	$6.211
Accumulation Unit Value at end of period	$11.327	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393
Number of Accumulation Units outstanding at end of period (in thousands)	41	56	74	79	97	102	125	171	205	213
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.431	$16.873	$14.797	$15.092	$13.765	$10.118	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.284	$21.431	$16.873	$14.797	$15.092	$13.765	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873	$8.393
Accumulation Unit Value at end of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Number of Accumulation Units outstanding at end of period (in thousands)	43	67	98	137	204	237	265	343	383	551
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	16	12	8	3	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089	$12.923
Accumulation Unit Value at end of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Number of Accumulation Units outstanding at end of period (in thousands)	404	523	697	897	1,155	1,493	1,848	2,234	2,473	2,615
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	131	94	63	88	57	6	—	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745	$7.497
Accumulation Unit Value at end of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Number of Accumulation Units outstanding at end of period (in thousands)	36	52	73	86	190	135	139	182	199	346
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	6	3	3	1	—	—	—	—	—

APP VIII-44

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251	$10.155
Accumulation Unit Value at end of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Number of Accumulation Units outstanding at end of period (in thousands)	229	327	436	505	526	669	1,402	769	648	642
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	100	362	87	95	34	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181	$13.651
Accumulation Unit Value at end of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	39	49	67	103	82	112	154	165
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	22	12	12	14	3	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718	$11.859
Accumulation Unit Value at end of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Number of Accumulation Units outstanding at end of period (in thousands)	81	109	145	189	236	284	324	429	483	541
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	12	10	5	4	—	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.084	$9.893	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.686	$10.084	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	126	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	40	—	—	—	—	—	—	—	—

APP VIII-45

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136	$12.795
Accumulation Unit Value at end of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Number of Accumulation Units outstanding at end of period (in thousands)	262	352	486	593	748	950	1,146	1,542	1,671	1,746
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.275	$12.632	$11.841	$11.497	$11.007	$10.299	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	110	120	114	89	66	12	—	—	—	—
UIF Emerging Market Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779	$16.078
Accumulation Unit Value at end of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Number of Accumulation Units outstanding at end of period (in thousands)	14	23	32	41	45	45	41	48	62	57
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	17	11	10	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968	$9.834
Accumulation Unit Value at end of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	49	71	90	95	114	130	164	100
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	5	5	7	5	2	—	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992	$13.591
Accumulation Unit Value at end of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Number of Accumulation Units outstanding at end of period (in thousands)	24	29	48	68	65	72	67	110	110	78
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	39	37	56	43	—	—	—	—	—

APP VIII-46

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Infrastructure Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.699	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.456	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	111	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.679	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.373	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	330	440	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	90	—	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501	$11.241
Accumulation Unit Value at end of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	61	70	79	87	104	106	133	62
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	26	18	13	8	1	—	—	—	—

APP VIII-47

Series IV
	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451	$8.072
Accumulation Unit Value at end of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Number of Accumulation Units outstanding at end of period (in thousands)	190	218	261	336	429	509	657	1,133	1,204	1,207
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	30	25	32	32	8	—	—	—	—
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559	$10.155
Accumulation Unit Value at end of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Number of Accumulation Units outstanding at end of period (in thousands)	75	102	120	144	181	229	284	361	436	426
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	19	9	9	5	5	—	—	—	—
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210	$7.754
Accumulation Unit Value at end of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Number of Accumulation Units outstanding at end of period (in thousands)	1,063	1,324	1,705	2,163	2,647	3,240	4,030	5,101	5,624	5,903
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	196	195	163	185	121	36	—	—	—	—
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551	$11.511
Accumulation Unit Value at end of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Number of Accumulation Units outstanding at end of period (in thousands)	840	1,015	1,302	1,599	1,921	2,371	2,947	3,902	4,384	4,704
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	197	174	135	159	107	35	—	—	—	—

APP VIII-48

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694	$7.869
Accumulation Unit Value at end of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Number of Accumulation Units outstanding at end of period (in thousands)	416	504	681	813	958	1,216	1,458	1,701	1,782	1,432
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	114	113	96	92	63	19	—	—	—	—
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819	$13.474
Accumulation Unit Value at end of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Number of Accumulation Units outstanding at end of period (in thousands)	205	280	365	489	642	810	1,024	1,265	1,389	1,440
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	76	65	65	47	14	—	—	—	—
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233	$6.301
Accumulation Unit Value at end of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Number of Accumulation Units outstanding at end of period (in thousands)	149	184	234	293	354	419	518	1,057	1,137	1,252
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	25	19	27	19	7	—	—	—	—
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931	$13.638
Accumulation Unit Value at end of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Number of Accumulation Units outstanding at end of period (in thousands)	215	285	411	490	594	713	674	846	844	784
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	160	145	154	124	113	32	—	—	—	—

APP VIII-49

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209	$11.619
Accumulation Unit Value at end of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Number of Accumulation Units outstanding at end of period (in thousands)	3	10	11	23	29	27	16	19	21	23
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	1	1	—	—	—	—	—	—
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104	$10.661
Accumulation Unit Value at end of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Number of Accumulation Units outstanding at end of period (in thousands)	103	138	177	211	270	319	396	465	535	544
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	25	27	30	24	7	—	—	—	—
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856	$14.092
Accumulation Unit Value at end of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Number of Accumulation Units outstanding at end of period (in thousands)	71	93	150	191	224	264	304	385	432	292
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	79	80	53	53	32	3	—	—	—	—
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	122	161	195	250	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	20	—	—	—	—	—	—

APP VIII-50

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327	$12.792
Accumulation Unit Value at end of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Number of Accumulation Units outstanding at end of period (in thousands)	154	188	267	305	400	514	594	728	798	866
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	43	31	38	24	9	—	—	—	—
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487	$12.520
Accumulation Unit Value at end of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Number of Accumulation Units outstanding at end of period (in thousands)	74	91	119	199	99	160	189	263	279	274
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	19	31	29	—	—	—	—	—
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	77	153	124	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	94	76	43	—	—	—	—	—	—
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971	$13.680
Accumulation Unit Value at end of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Number of Accumulation Units outstanding at end of period (in thousands)	91	128	189	266	312	377	425	523	570	526
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	84	86	91	58	24	—	—	—	—

APP VIII-51

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. High Yield Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	79	133	154	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	19	11	19	—	—	—	—	—	—
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794	$10.059
Accumulation Unit Value at end of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	8	10	9	5	19	20	8
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	1	1	—	—	—	—
MFS Core Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332	$5.915
Accumulation Unit Value at end of period	$11.385	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332
Number of Accumulation Units outstanding at end of period (in thousands)	42	71	92	143	158	138	153	281	315	328
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.933	$16.715	$14.753	$15.290	$13.381	$10.365	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.784	$21.933	$16.715	$14.753	$15.290	$13.381	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	1	1	1	—	—	—	—
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370	$4.545
Accumulation Unit Value at end of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Number of Accumulation Units outstanding at end of period (in thousands)	38	66	80	94	119	148	202	264	331	375
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	2	—	—	—	—	—	—

APP VIII-52

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Growth Stock Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393	$5.811
Accumulation Unit Value at end of period	$11.327	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393
Number of Accumulation Units outstanding at end of period (in thousands)	41	56	74	79	97	102	125	171	205	213
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.431	$16.873	$14.797	$15.092	$13.765	$10.118	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.284	$21.431	$16.873	$14.797	$15.092	$13.765	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873	$8.056
Accumulation Unit Value at end of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Number of Accumulation Units outstanding at end of period (in thousands)	43	67	98	137	204	237	265	343	383	551
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	16	12	8	3	—	—	—	—
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089	$12.671
Accumulation Unit Value at end of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Number of Accumulation Units outstanding at end of period (in thousands)	404	523	697	897	1,155	1,493	1,848	2,234	2,473	2,615
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	131	94	63	88	57	6	—	—	—	—
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745	$7.022
Accumulation Unit Value at end of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Number of Accumulation Units outstanding at end of period (in thousands)	36	52	73	86	190	135	139	182	199	346
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	6	3	3	1	—	—	—	—	—

APP VIII-53

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251	$10.164
Accumulation Unit Value at end of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Number of Accumulation Units outstanding at end of period (in thousands)	229	327	436	505	526	669	1,402	769	648	642
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	100	362	87	95	34	—	—	—	—
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181	$13.520
Accumulation Unit Value at end of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	39	49	67	103	82	112	154	165
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	22	12	12	14	3	—	—	—	—
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718	$11.634
Accumulation Unit Value at end of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Number of Accumulation Units outstanding at end of period (in thousands)	81	109	145	189	236	284	324	429	483	541
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	12	10	5	4	—	—	—	—
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.084	$9.893	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.686	$10.084	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	126	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	40	—	—	—	—	—	—	—	—

APP VIII-54

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136	$12.885
Accumulation Unit Value at end of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Number of Accumulation Units outstanding at end of period (in thousands)	262	352	486	593	748	950	1,146	1,542	1,671	1,746
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.275	$12.632	$11.841	$11.497	$11.007	$10.299	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	110	120	114	89	66	12	—	—	—	—
UIF Emerging Market Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779	$16.088
Accumulation Unit Value at end of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Number of Accumulation Units outstanding at end of period (in thousands)	14	23	32	41	45	45	41	48	62	57
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	17	11	10	—	—	—	—	—
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968	$9.705
Accumulation Unit Value at end of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	49	71	90	95	114	130	164	100
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	5	5	7	5	2	—	—	—	—
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992	$14.130
Accumulation Unit Value at end of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Number of Accumulation Units outstanding at end of period (in thousands)	24	29	48	68	65	72	67	110	110	78
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	39	37	56	43	—	—	—	—	—

APP VIII-55

	As of December 31,
Sub-Account	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Infrastructure Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.699	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.456	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	111	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.679	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.373	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	330	440	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	90	—	—	—	—	—	—	—	—
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501	$10.592
Accumulation Unit Value at end of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	61	70	79	87	104	106	133	62
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	26	18	13	8	1	—	—	—	—
(a) Inception date April 28, 2014.

To obtain a Statement of Additional Information, please
complete the form below and mail to:
Hartford Life Insurance Company/Hartford Life and
Annuity Insurance Company
PO Box 14293
Lexington, KY 40512-4293
Please send a Statement of Additional Information to me at the following address:

Name

Address

City/State	Zip Code
Contract Name
Issue Date

Statement of Additional Information
Hartford Life and Annuity Insurance Company
Separate Account Three
Hartford Select Leaders Series II, IIR, III and IV
This Statement of Additional Information is not a prospectus. The information contained in this document should be read in conjunction with the prospectus.
To obtain a prospectus, send a written request to Hartford Life and Annuity Insurance Company, P. O. Box 14293, Lexington, KY 40512-4293.
Date of Prospectus: May 1, 2015
Date of Statement of Additional Information: May 1, 2015

2

General Information
Safekeeping of Assets
We hold title to the assets of the Separate Account. The assets are kept physically segregated and are held separate and apart from our general corporate assets. Records are maintained of all purchases and redemptions of the underlying fund shares held in each of the Sub-Accounts.
Experts
The statutory-basis financial statements of Hartford Life and Annuity Insurance Company as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report (which report expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of Connecticut), and the statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account Three as of December 31, 2014, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the periods presented in the two years then ended, and the financial highlights in Note 6 for each of the periods presented in the five years then ended have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which reports are both included in the Statement of Additional Information which is part of the Registration Statement. Such financial statements are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is City Place, 32nd Floor, 185 Asylum Street, Hartford, Connecticut 06103-3402.
Non-Participating
The Contract is non-participating and we pay no dividends.
Misstatement of Age or Sex
If an Annuitant’s age or sex was misstated on the Contract, any Contract payments or benefits will be determined using the correct age and sex. If we have overpaid Annuity Payouts, an adjustment, including interest on the amount of the overpayment, will be made to the next Annuity Payout or Payouts. If we have underpaid due to a misstatement of age or sex, we will credit the next Annuity Payout with the amount we underpaid and credit interest.
Principal Underwriter
The Contracts, which are offered continuously, are distributed by Hartford Securities Distribution Company, Inc. (“HSD”). HSD serves as Principal Underwriter for the securities issued with respect to the Separate Account. HSD is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 as a Broker-Dealer and is a member of the National Association of Securities Dealers, Inc. HSD is an affiliate of ours. Both HSD and Hartford are ultimately controlled by The Hartford Financial Services Group, Inc. The principal business address of HSD is the same as ours.
Hartford currently pays HSD underwriting commissions for its role as Principal Underwriter of all variable annuities associated with this Separate Account. For the past three years, the aggregate dollar amount of underwriting commissions paid to HSD in its role as Principal Underwriter has been: 2014: $31,239,444; 2013: $52,162,456; and 2012: $53,516,439.
OPERATIONAL RISKS
An investment in a Contract, Separate Account, or Fund can involve operational and information security risks arising from factors such as processing errors, inadequate or failed processes, failure in systems and technology, changes in personnel and errors caused by third-party service providers.  While we seek to minimize such events through controls and oversight, there may still be failures that could adversely affect us and your Contract’s Value. In addition, as the use of technology increases, we, a Contract, a Separate Account, or Fund may be more susceptible to operational risks through breaches in cybersecurity.  A breach in cybersecurity refers to both intentional and unintentional events that may cause us, a Contract, a Separate Account, or Fund to lose proprietary information, suffer data corruption, or operational capacity, and as a result, may incur regulatory penalties, reputational damage, and additional compliance costs associated with corrected measures and/or financial loss.  In addition, cyber security breaches of a Fund’s third party service providers or issuers of securities in which the underlying Funds invest may also subject a Fund to many of the same risks associated with direct cybersecurity breaches.

Performance Related Information
The Separate Account may advertise certain performance-related information concerning the Sub-Accounts. Performance information about a Sub-Account is based on the Sub-Account’s past performance only and is no indication of future performance.
Total Return for all Sub-Accounts
When a Sub-Account advertises its standardized total return, it will usually be calculated from the date of the inception of the Sub-Account for one, five and ten year periods or some other relevant periods if the Sub-Account has not been in existence for at least ten years. Total return is measured by comparing the value of an investment in the Sub-Account at the beginning of the relevant period to the value of the investment at the end of the period. To calculate standardized total return, we use a hypothetical initial premium payment of $1,000.00 and deducts for the mortality and risk expense charge, the highest possible contingent deferred charge, any applicable administrative charge and the Annual Maintenance Fee.
The formula we use to calculate standardized total return is P(1+T)n = ERV. In this calculation, “P” represents a hypothetical initial premium payment of $1,000.00, “T” represents the average annual total return, “n” represents the number of years and “ERV” represents the redeemable value at the end of the period.

3

In addition to the standardized total return, the Sub-Account may advertise a non-standardized total return. These figures will usually be calculated from the date of inception of the underlying fund for one, five and ten year periods or other relevant periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the contingent deferred sales charge and the Annual Maintenance Fee are not deducted. Therefore, non-standardized total return for a Sub-Account is higher than standardized total return for a Sub-Account.
Yield for Sub-Accounts
If applicable, the Sub-Accounts may advertise yield in addition to total return. At any time in the future, yields may be higher or lower than past yields and past performance is no indication of future performance.
The standardized yield will be computed for periods beginning with the inception of the Sub-Account in the following manner. The net investment income per Accumulation Unit earned during a one-month period is divided by the Accumulation Unit Value on the last day of the period.
The formula we use to calculate yield is: YIELD = 2[(a − b/cd + 1)6 − 1]. In this calculation, “a” represents the net investment income earned during the period by the underlying fund, “b” represents the expenses accrued for the period, “c” represents the average daily number of Accumulation Units outstanding during the period and “d” represents the maximum offering price per Accumulation Unit on the last day of the period.
Money Market Sub-Accounts
At any time in the future, current and effective yields may be higher or lower than past yields and past performance is no indication of future performance.
Current yield of a money market fund Sub-Account is calculated for a seven-day period or the “base period” without taking into consideration any realized or unrealized gains or losses on shares of the underlying fund. The first step in determining yield is to compute the base period return. We take a hypothetical account with a balance of one Accumulation Unit of the Sub-Account and calculates the net change in its value from the beginning of the base period to the end of the base period. we then subtract an amount equal to the total deductions for the Contract and then divides that number by the value of the account at the beginning of the base period. The result is the base period return or “BPR”. Once the base period return is calculated, We then multiply it by 365/7 to compute the current yield. Current yield is calculated to the nearest hundredth of one percent.
The formula for this calculation is YIELD = BPR × (365/7), where BPR = (A − B)/C. “A” is equal to the net change in value of a hypothetical account with a balance of one Accumulation Unit of the Sub-Account from the beginning of the base period to the end of the base period. “B” is equal to the amount that Hartford deducts for mortality and expense risk charge, any applicable administrative charge and the Annual Maintenance Fee. “C” represents the value of the Sub-Account at the beginning of the base period.
Effective yield is also calculated using the base period return. The effective yield is calculated by adding 1 to the base period return and raising that result to a power equal to 365 divided by 7 and subtracting 1 from the result. The calculation we use is:
EFFECTIVE YIELD = [(BASE PERIOD RETURN + 1)365/7] − 1.
Additional Materials
We may provide information on various topics to Contract Owners and prospective Contract Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-deferred and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and other investment alternatives, including comparisons between the Contracts and the characteristics of and market for any alternatives.
Performance Comparisons
Each Sub-Account may from time to time include in advertisements the ranking of its performance figures compared with performance figures of other annuity contract’s sub-accounts with the same investment objectives which are created by Lipper Analytical Services, Morningstar, Inc. or other recognized ranking services.

4

Accumulation Unit Values
The following information should be read in conjunction with the financial statements for the Separate Account included in this Statement of Additional Information.
There are several classes of Accumulation Unit Values under the Contract depending on the number of optional benefits you select. The tables below show all possible Accumulation Unit Values corresponding to all combinations of optional benefits. Tables showing only the highest and lowest possible Accumulation Unit Values are shown in the prospectus, which assumes you select either no optional benefits or all optional benefits.
Series II/IIR

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693	$13.242	$11.795
Accumulation Unit Value at end of period	$22.931	$22.774	$17.914	$14.852	$16.564	$15.061	$10.755	$17.738	$15.693	$13.242
Number of Accumulation Units outstanding at end of period (in thousands)	19	28	36	45	88	90	101	110	124	111
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.905	$17.283	$14.372	$16.076	$14.662	$10.501	$17.371	$15.415	$13.046	$11.656
Accumulation Unit Value at end of period	$21.990	$21.905	$17.283	$14.372	$16.076	$14.662	$10.501	$17.371	$15.415	$13.046
Number of Accumulation Units outstanding at end of period (in thousands)	20	37	38	46	56	59	62	81	85	84
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467	$17.324	$15.381	$13.024	$11.642
Accumulation Unit Value at end of period	$21.854	$21.781	$17.193	$14.304	$16.009	$14.608	$10.467	$17.324	$15.381	$13.024
Number of Accumulation Units outstanding at end of period (in thousands)	31	40	53	80	144	189	232	235	256	227
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.411	$16.926	$14.103	$15.808	$14.446	$10.367	$17.184	$15.280	$12.957	$11.599
Accumulation Unit Value at end of period	$21.451	$21.411	$16.926	$14.103	$15.808	$14.446	$10.367	$17.184	$15.280	$12.957
Number of Accumulation Units outstanding at end of period (in thousands)	51	87	123	171	235	270	285	327	334	337
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.955	$11.840	$9.880	$11.091	$10.151	$7.296	$12.111	$10.785	$9.160	$8.212
Accumulation Unit Value at end of period	$14.960	$14.955	$11.840	$9.880	$11.091	$10.151	$7.296	$12.111	$10.785	$9.160
Number of Accumulation Units outstanding at end of period (in thousands)	136	309	295	105	127	135	113	130	128	126
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.656	$16.371	$13.674	$15.365	$14.077	$10.127	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.643	$20.656	$16.371	$13.674	$15.365	$14.077	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	37	49	61	69	64	54	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.039	$12.718	$10.628	$11.948	$10.952	$7.883	$13.106	$11.689	$9.942	$8.927
Accumulation Unit Value at end of period	$16.021	$16.039	$12.718	$10.628	$11.948	$10.952	$7.883	$13.106	$11.689	$9.942
Number of Accumulation Units outstanding at end of period (in thousands)	43	48	54	72	99	110	105	119	123	119
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.347	$16.969	$14.216	$16.022	$14.723	$10.624	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.269	$21.347	$16.969	$14.216	$16.022	$14.723	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	31	29	20	23	—	—	—	—	—

5

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988	$17.191	$13.936
Accumulation Unit Value at end of period	$25.759	$25.630	$20.302	$17.456	$21.938	$18.210	$11.472	$25.081	$20.988	$17.191
Number of Accumulation Units outstanding at end of period (in thousands)	15	18	24	29	50	60	67	68	73	77
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.653	$19.586	$16.891	$21.292	$17.727	$11.201	$24.563	$20.616	$16.937	$13.771
Accumulation Unit Value at end of period	$24.702	$24.653	$19.586	$16.891	$21.292	$17.727	$11.201	$24.563	$20.616	$16.937
Number of Accumulation Units outstanding at end of period (in thousands)	9	23	23	24	35	38	43	47	52	54
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165	$24.496	$20.571	$16.909	$13.754
Accumulation Unit Value at end of period	$24.549	$24.512	$19.485	$16.812	$21.203	$17.661	$11.165	$24.496	$20.571	$16.909
Number of Accumulation Units outstanding at end of period (in thousands)	30	37	49	70	116	155	208	243	257	228
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.096	$19.183	$16.576	$20.937	$17.466	$11.058	$24.298	$20.435	$16.822	$13.705
Accumulation Unit Value at end of period	$24.096	$24.096	$19.183	$16.576	$20.937	$17.466	$11.058	$24.298	$20.435	$16.822
Number of Accumulation Units outstanding at end of period (in thousands)	29	43	68	91	159	184	198	227	237	223
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.227	$13.735	$11.887	$15.036	$12.562	$7.965	$17.529	$14.764	$12.172	$9.931
Accumulation Unit Value at end of period	$17.201	$17.227	$13.735	$11.887	$15.036	$12.562	$7.965	$17.529	$14.764	$12.172
Number of Accumulation Units outstanding at end of period (in thousands)	34	46	30	31	54	55	45	71	77	70
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.247	$18.553	$16.072	$20.351	$17.020	$10.803	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.189	$23.247	$18.553	$16.072	$20.351	$17.020	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	21	41	46	53	54	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.170	$13.710	$11.883	$15.054	$12.596	$7.999	$17.629	$14.870	$12.278	$10.033
Accumulation Unit Value at end of period	$17.119	$17.170	$13.710	$11.883	$15.054	$12.596	$7.999	$17.629	$14.870	$12.278
Number of Accumulation Units outstanding at end of period (in thousands)	25	29	31	39	67	81	79	97	111	126
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.470	$17.987	$15.628	$19.849	$16.649	$10.599	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.347	$22.470	$17.987	$15.628	$19.849	$16.649	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	13	12	11	11	—	—	—	—	—

6

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279	$13.164	$11.512
Accumulation Unit Value at end of period	$20.845	$19.521	$15.246	$13.141	$13.949	$11.943	$8.705	$15.788	$14.279	$13.164
Number of Accumulation Units outstanding at end of period (in thousands)	184	231	308	359	489	568	635	692	766	788
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.776	$14.708	$12.715	$13.539	$11.626	$8.499	$15.461	$14.026	$12.970	$11.376
Accumulation Unit Value at end of period	$19.990	$18.776	$14.708	$12.715	$13.539	$11.626	$8.499	$15.461	$14.026	$12.970
Number of Accumulation Units outstanding at end of period (in thousands)	102	153	171	221	278	332	367	425	451	461
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472	$15.419	$13.995	$12.948	$11.363
Accumulation Unit Value at end of period	$19.866	$18.669	$14.632	$12.656	$13.482	$11.583	$8.472	$15.419	$13.995	$12.948
Number of Accumulation Units outstanding at end of period (in thousands)	276	426	598	873	1,316	1,648	1,856	2,244	2,486	2,660
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.352	$14.405	$12.478	$13.313	$11.455	$8.391	$15.295	$13.903	$12.881	$11.322
Accumulation Unit Value at end of period	$19.500	$18.352	$14.405	$12.478	$13.313	$11.455	$8.391	$15.295	$13.903	$12.881
Number of Accumulation Units outstanding at end of period (in thousands)	498	723	941	1,253	1,875	2,200	2,448	2,585	2,809	2,763
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.566	$9.878	$8.570	$9.156	$7.891	$5.789	$10.567	$9.620	$8.927	$7.857
Accumulation Unit Value at end of period	$13.332	$12.566	$9.878	$8.570	$9.156	$7.891	$5.789	$10.567	$9.620	$8.927
Number of Accumulation Units outstanding at end of period (in thousands)	764	734	670	662	702	708	687	852	938	967
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.705	$13.932	$12.099	$12.940	$11.162	$8.197	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.765	$17.705	$13.932	$12.099	$12.940	$11.162	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	345	302	328	368	342	283	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.316	$9.696	$8.424	$9.015	$7.780	$5.716	$10.450	$9.528	$8.855	$7.806
Accumulation Unit Value at end of period	$13.047	$12.316	$9.696	$8.424	$9.015	$7.780	$5.716	$10.450	$9.528	$8.855
Number of Accumulation Units outstanding at end of period (in thousands)	334	387	458	549	706	841	868	942	1,048	1,087
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.982	$17.350	$15.112	$16.211	$14.026	$10.331	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.229	$21.982	$17.350	$15.112	$16.211	$14.026	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	54	52	48	51	18	—	—	—	—

7

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845	$12.212	$11.725
Accumulation Unit Value at end of period	$19.811	$18.195	$13.849	$11.978	$12.399	$11.306	$8.754	$14.312	$13.845	$12.212
Number of Accumulation Units outstanding at end of period (in thousands)	159	213	293	334	440	507	556	633	693	731
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.501	$13.361	$11.591	$12.033	$11.006	$8.547	$14.017	$13.600	$12.031	$11.586
Accumulation Unit Value at end of period	$18.998	$17.501	$13.361	$11.591	$12.033	$11.006	$8.547	$14.017	$13.600	$12.031
Number of Accumulation Units outstanding at end of period (in thousands)	71	122	138	181	254	305	309	383	427	437
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520	$13.979	$13.570	$12.011	$11.572
Accumulation Unit Value at end of period	$18.880	$17.402	$13.291	$11.536	$11.983	$10.966	$8.520	$13.979	$13.570	$12.011
Number of Accumulation Units outstanding at end of period (in thousands)	282	441	623	900	1,308	1,614	1,822	2,362	2,569	2,729
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.106	$13.085	$11.374	$11.833	$10.844	$8.438	$13.866	$13.480	$11.949	$11.531
Accumulation Unit Value at end of period	$18.532	$17.106	$13.085	$11.374	$11.833	$10.844	$8.438	$13.866	$13.480	$11.949
Number of Accumulation Units outstanding at end of period (in thousands)	407	647	907	1,213	1,748	1,988	2,174	2,429	2,626	2,580
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.206	$13.181	$11.475	$11.955	$10.973	$8.551	$14.072	$13.702	$12.164	$11.755
Accumulation Unit Value at end of period	$18.612	$17.206	$13.181	$11.475	$11.955	$10.973	$8.551	$14.072	$13.702	$12.164
Number of Accumulation Units outstanding at end of period (in thousands)	535	515	443	475	525	521	448	565	621	652
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.503	$12.656	$11.028	$11.501	$10.567	$8.243	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.834	$16.503	$12.656	$11.028	$11.501	$10.567	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	354	302	313	362	358	297	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.684	$12.801	$11.160	$11.645	$10.704	$8.354	$13.769	$13.426	$11.938	$11.554
Accumulation Unit Value at end of period	$18.020	$16.684	$12.801	$11.160	$11.645	$10.704	$8.354	$13.769	$13.426	$11.938
Number of Accumulation Units outstanding at end of period (in thousands)	221	260	293	348	447	475	546	606	712	747
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.260	$15.583	$13.620	$14.247	$13.129	$10.272	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.828	$20.260	$15.583	$13.620	$14.247	$13.129	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	47	56	52	54	56	16	—	—	—	—

8

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248	$13.877	$11.605
Accumulation Unit Value at end of period	$18.300	$19.102	$15.958	$13.753	$16.243	$15.391	$10.931	$19.192	$16.248	$13.877
Number of Accumulation Units outstanding at end of period (in thousands)	54	67	100	126	163	184	198	210	202	199
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.374	$15.395	$13.308	$15.765	$14.983	$10.673	$18.796	$15.961	$13.672	$11.468
Accumulation Unit Value at end of period	$17.550	$18.374	$15.395	$13.308	$15.765	$14.983	$10.673	$18.796	$15.961	$13.672
Number of Accumulation Units outstanding at end of period (in thousands)	29	31	32	38	50	66	70	93	101	109
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639	$18.745	$15.925	$13.649	$11.454
Accumulation Unit Value at end of period	$17.441	$18.269	$15.315	$13.245	$15.698	$14.928	$10.639	$18.745	$15.925	$13.649
Number of Accumulation Units outstanding at end of period (in thousands)	72	103	131	237	368	461	525	637	652	607
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.959	$15.078	$13.059	$15.501	$14.762	$10.537	$18.593	$15.820	$13.579	$11.413
Accumulation Unit Value at end of period	$17.119	$17.959	$15.078	$13.059	$15.501	$14.762	$10.537	$18.593	$15.820	$13.579
Number of Accumulation Units outstanding at end of period (in thousands)	126	174	237	347	511	623	735	802	853	764
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.278	$10.323	$8.955	$10.645	$10.153	$7.258	$12.826	$10.930	$9.395	$7.908
Accumulation Unit Value at end of period	$11.686	$12.278	$10.323	$8.955	$10.645	$10.153	$7.258	$12.826	$10.930	$9.395
Number of Accumulation Units outstanding at end of period (in thousands)	205	216	233	228	199	175	131	164	179	179
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.326	$14.583	$12.662	$15.068	$14.385	$10.293	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.474	$17.326	$14.583	$12.662	$15.068	$14.385	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	78	85	120	111	85	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.212	$11.126	$9.665	$11.508	$10.992	$7.869	$13.928	$11.886	$10.233	$8.626
Accumulation Unit Value at end of period	$12.557	$13.212	$11.126	$9.665	$11.508	$10.992	$7.869	$13.928	$11.886	$10.233
Number of Accumulation Units outstanding at end of period (in thousands)	86	99	114	151	217	228	228	284	277	259
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.844	$15.064	$13.119	$15.659	$14.994	$10.761	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.916	$17.844	$15.064	$13.119	$15.659	$14.994	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	18	22	29	8	—	—	—	—

9

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310	$14.858	$13.657
Accumulation Unit Value at end of period	$21.579	$20.469	$16.216	$14.423	$14.810	$13.534	$10.910	$17.628	$17.310	$14.858
Number of Accumulation Units outstanding at end of period (in thousands)	68	78	91	108	146	179	191	229	233	240
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.688	$15.644	$13.956	$14.374	$13.175	$10.653	$17.264	$17.003	$14.639	$13.495
Accumulation Unit Value at end of period	$20.693	$19.688	$15.644	$13.956	$14.374	$13.175	$10.653	$17.264	$17.003	$14.639
Number of Accumulation Units outstanding at end of period (in thousands)	35	45	58	91	110	121	131	148	153	149
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619	$17.217	$16.966	$14.614	$13.479
Accumulation Unit Value at end of period	$20.565	$19.576	$15.563	$13.891	$14.314	$13.126	$10.619	$17.217	$16.966	$14.614
Number of Accumulation Units outstanding at end of period (in thousands)	67	142	206	256	382	473	538	717	771	794
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.244	$15.322	$13.696	$14.134	$12.981	$10.517	$17.078	$16.854	$14.539	$13.430
Accumulation Unit Value at end of period	$20.186	$19.244	$15.322	$13.696	$14.134	$12.981	$10.517	$17.078	$16.854	$14.539
Number of Accumulation Units outstanding at end of period (in thousands)	144	197	244	340	533	597	670	753	783	786
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.784	$14.978	$13.409	$13.859	$12.747	$10.343	$16.820	$16.625	$14.363	$13.287
Accumulation Unit Value at end of period	$19.674	$18.784	$14.978	$13.409	$13.859	$12.747	$10.343	$16.820	$16.625	$14.363
Number of Accumulation Units outstanding at end of period (in thousands)	151	142	122	129	145	142	128	174	186	211
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.565	$14.819	$13.279	$13.739	$12.649	$10.274	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.426	$18.565	$14.819	$13.279	$13.739	$12.649	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	121	84	73	74	81	56	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.779	$14.198	$12.730	$13.176	$12.138	$9.863	$16.064	$15.901	$13.759	$12.748
Accumulation Unit Value at end of period	$18.594	$17.779	$14.198	$12.730	$13.176	$12.138	$9.863	$16.064	$15.901	$13.759
Number of Accumulation Units outstanding at end of period (in thousands)	60	73	91	116	142	146	147	166	215	239
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.381	$14.715	$13.226	$13.725	$12.674	$10.325	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.175	$18.381	$14.715	$13.226	$13.725	$12.674	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	16	11	13	6	—	—	—	—

10

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398	$12.525	$12.146
Accumulation Unit Value at end of period	$21.642	$20.463	$15.050	$13.796	$14.730	$11.728	$8.300	$14.667	$13.398	$12.525
Number of Accumulation Units outstanding at end of period (in thousands)	34	42	49	55	68	72	80	85	103	103
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.682	$14.519	$13.349	$14.296	$11.417	$8.104	$14.364	$13.160	$12.340	$12.002
Accumulation Unit Value at end of period	$20.755	$19.682	$14.519	$13.349	$14.296	$11.417	$8.104	$14.364	$13.160	$12.340
Number of Accumulation Units outstanding at end of period (in thousands)	8	23	23	28	37	35	39	39	42	39
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078	$14.325	$13.131	$12.319	$11.988
Accumulation Unit Value at end of period	$20.626	$19.570	$14.444	$13.287	$14.236	$11.374	$8.078	$14.325	$13.131	$12.319
Number of Accumulation Units outstanding at end of period (in thousands)	38	55	73	93	154	209	261	303	330	340
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.238	$14.220	$13.100	$14.058	$11.248	$8.001	$14.209	$13.044	$12.256	$11.944
Accumulation Unit Value at end of period	$20.245	$19.238	$14.220	$13.100	$14.058	$11.248	$8.001	$14.209	$13.044	$12.256
Number of Accumulation Units outstanding at end of period (in thousands)	51	69	87	118	196	233	261	273	296	276
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.873	$8.049	$7.426	$7.981	$6.396	$4.556	$8.103	$7.450	$7.010	$6.842
Accumulation Unit Value at end of period	$11.425	$10.873	$8.049	$7.426	$7.981	$6.396	$4.556	$8.103	$7.450	$7.010
Number of Accumulation Units outstanding at end of period (in thousands)	128	113	93	86	101	96	83	113	143	139
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.559	$13.753	$12.702	$13.664	$10.961	$7.816	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.483	$18.559	$13.753	$12.702	$13.664	$10.961	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	52	52	51	61	69	50	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.745	$7.966	$7.361	$7.922	$6.358	$4.536	$8.080	$7.440	$7.011	$6.854
Accumulation Unit Value at end of period	$11.274	$10.745	$7.966	$7.361	$7.922	$6.358	$4.536	$8.080	$7.440	$7.011
Number of Accumulation Units outstanding at end of period (in thousands)	41	44	59	71	86	108	97	125	143	144
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.513	$17.476	$16.189	$17.468	$14.054	$10.052	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.609	$23.513	$17.476	$16.189	$17.468	$14.054	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	17	16	18	14	6	—	—	—	—

11

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383	$14.406	$14.389
Accumulation Unit Value at end of period	$22.046	$21.936	$21.531	$19.341	$19.122	$17.472	$14.077	$16.078	$15.383	$14.406
Number of Accumulation Units outstanding at end of period (in thousands)	35	60	87	122	160	174	161	163	174	178
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.100	$20.773	$18.715	$18.559	$17.008	$13.745	$15.746	$15.110	$14.193	$14.219
Accumulation Unit Value at end of period	$21.142	$21.100	$20.773	$18.715	$18.559	$17.008	$13.745	$15.746	$15.110	$14.193
Number of Accumulation Units outstanding at end of period (in thousands)	36	31	41	48	52	50	50	50	59	62
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701	$15.703	$15.077	$14.169	$14.202
Accumulation Unit Value at end of period	$21.011	$20.980	$20.665	$18.627	$18.481	$16.945	$13.701	$15.703	$15.077	$14.169
Number of Accumulation Units outstanding at end of period (in thousands)	98	135	186	230	399	508	631	670	621	624
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.624	$20.344	$18.366	$18.249	$16.758	$13.570	$15.576	$14.977	$14.096	$14.151
Accumulation Unit Value at end of period	$20.623	$20.624	$20.344	$18.366	$18.249	$16.758	$13.570	$15.576	$14.977	$14.096
Number of Accumulation Units outstanding at end of period (in thousands)	171	209	294	398	641	676	701	676	701	686
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.518	$19.282	$17.434	$17.349	$15.955	$12.939	$14.874	$14.324	$13.501	$13.574
Accumulation Unit Value at end of period	$19.488	$19.518	$19.282	$17.434	$17.349	$15.955	$12.939	$14.874	$14.324	$13.501
Number of Accumulation Units outstanding at end of period (in thousands)	162	174	157	158	186	173	100	113	123	130
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.897	$19.677	$17.808	$17.739	$16.330	$13.256	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.847	$19.897	$19.677	$17.808	$17.739	$16.330	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	132	213	277	275	170	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.076	$18.875	$17.091	$17.033	$15.688	$12.741	$14.669	$14.148	$13.355	$13.447
Accumulation Unit Value at end of period	$19.019	$19.076	$18.875	$17.091	$17.033	$15.688	$12.741	$14.669	$14.148	$13.355
Number of Accumulation Units outstanding at end of period (in thousands)	78	73	100	119	149	172	115	121	129	137
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.511	$15.386	$13.966	$13.954	$12.884	$10.490	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.426	$15.511	$15.386	$13.966	$13.954	$12.884	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	29	45	39	36	9	—	—	—	—

12

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305	$13.174	$12.436
Accumulation Unit Value at end of period	$22.090	$20.751	$15.083	$13.515	$14.671	$12.468	$7.648	$15.273	$13.305	$13.174
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	8	9	11	13	12	22	23	22
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.097	$14.651	$13.168	$14.337	$12.221	$7.519	$15.060	$13.159	$13.068	$12.374
Accumulation Unit Value at end of period	$21.330	$20.097	$14.651	$13.168	$14.337	$12.221	$7.519	$15.060	$13.159	$13.068
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	4	6	8	3	4	4	4	3
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.990	$14.581	$13.111	$14.282	$12.180	$7.498	$15.025	$13.135	$13.051	$12.364
Accumulation Unit Value at end of period	$21.206	$19.990	$14.581	$13.111	$14.282	$12.180	$7.498	$15.025	$13.135	$13.051
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	8	11	15	20	22	27	31	50
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.673	$14.371	$12.942	$14.119	$12.059	$7.434	$14.920	$13.063	$12.999	$12.333
Accumulation Unit Value at end of period	$20.838	$19.673	$14.371	$12.942	$14.119	$12.059	$7.434	$14.920	$13.063	$12.999
Number of Accumulation Units outstanding at end of period (in thousands)	5	7	12	20	30	34	34	35	43	45
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.361	$14.164	$12.775	$13.957	$11.939	$7.371	$14.816	$12.991	$12.947	$12.302
Accumulation Unit Value at end of period	$20.476	$19.361	$14.164	$12.775	$13.957	$11.939	$7.371	$14.816	$12.991	$12.947
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	10	11	9	5	5	8	8	9
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.168	$14.037	$12.673	$13.860	$11.867	$7.335	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.252	$19.168	$14.037	$12.673	$13.860	$11.867	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	3	3	5	5	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.072	$13.974	$12.622	$13.811	$11.832	$7.316	$14.728	$12.933	$12.908	$12.283
Accumulation Unit Value at end of period	$20.141	$19.072	$13.974	$12.622	$13.811	$11.832	$7.316	$14.728	$12.933	$12.908
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	6	8	11	8	9	10	25
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.865	$18.998	$17.204	$18.872	$16.207	$10.047	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.247	$25.865	$18.998	$17.204	$18.872	$16.207	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	1	—	—	—	—

13

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212	$15.333	$13.872
Accumulation Unit Value at end of period	$30.122	$27.888	$21.105	$18.282	$18.407	$15.301	$11.168	$19.330	$18.212	$15.333
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	28	35	62	68	73	89	98	99
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.819	$20.357	$17.686	$17.861	$14.892	$10.902	$18.926	$17.886	$15.103	$13.705
Accumulation Unit Value at end of period	$28.880	$26.819	$20.357	$17.686	$17.861	$14.892	$10.902	$18.926	$17.886	$15.103
Number of Accumulation Units outstanding at end of period (in thousands)	8	20	20	24	30	31	33	37	41	46
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.666	$20.251	$17.603	$17.786	$14.836	$10.867	$18.875	$17.846	$15.077	$13.689
Accumulation Unit Value at end of period	$28.702	$26.666	$20.251	$17.603	$17.786	$14.836	$10.867	$18.875	$17.846	$15.077
Number of Accumulation Units outstanding at end of period (in thousands)	28	41	49	66	118	165	204	244	275	298
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.214	$19.937	$17.356	$17.563	$14.672	$10.763	$18.722	$17.728	$15.000	$13.639
Accumulation Unit Value at end of period	$28.172	$26.214	$19.937	$17.356	$17.563	$14.672	$10.763	$18.722	$17.728	$15.000
Number of Accumulation Units outstanding at end of period (in thousands)	25	37	50	64	114	138	160	178	204	219
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$28.440	$21.663	$18.887	$19.141	$16.014	$11.765	$20.496	$19.437	$16.470	$14.999
Accumulation Unit Value at end of period	$30.519	$28.440	$21.663	$18.887	$19.141	$16.014	$11.765	$20.496	$19.437	$16.470
Number of Accumulation Units outstanding at end of period (in thousands)	35	44	37	34	46	48	49	62	72	75
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.988	$21.340	$18.624	$18.893	$15.823	$11.636	$—	$—	$—	$—
Accumulation Unit Value at end of period	$30.004	$27.988	$21.340	$18.624	$18.893	$15.823	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	29	28	35	43	43	28	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.849	$21.245	$18.550	$18.827	$15.776	$11.607	$20.251	$19.234	$16.322	$14.886
Accumulation Unit Value at end of period	$29.840	$27.849	$21.245	$18.550	$18.827	$15.776	$11.607	$20.251	$19.234	$16.322
Number of Accumulation Units outstanding at end of period (in thousands)	21	23	33	39	50	52	53	86	94	102
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.037	$19.147	$16.760	$17.053	$14.325	$10.566	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.759	$25.037	$19.147	$16.760	$17.053	$14.325	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	22	18	18	17	4	—	—	—	—

14

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920	$14.816	$14.461
Accumulation Unit Value at end of period	$23.895	$22.255	$16.670	$14.243	$14.785	$12.985	$10.276	$16.264	$16.920	$14.816
Number of Accumulation Units outstanding at end of period (in thousands)	46	56	76	95	124	139	147	176	191	201
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.554	$16.194	$13.878	$14.448	$12.728	$10.102	$16.038	$16.735	$14.698	$14.388
Accumulation Unit Value at end of period	$23.073	$21.554	$16.194	$13.878	$14.448	$12.728	$10.102	$16.038	$16.735	$14.698
Number of Accumulation Units outstanding at end of period (in thousands)	18	21	24	37	50	60	66	79	85	90
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.439	$16.115	$13.818	$14.393	$12.686	$10.074	$16.000	$16.704	$14.678	$14.376
Accumulation Unit Value at end of period	$22.939	$21.439	$16.115	$13.818	$14.393	$12.686	$10.074	$16.000	$16.704	$14.678
Number of Accumulation Units outstanding at end of period (in thousands)	62	95	127	157	261	343	420	586	676	700
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.099	$15.883	$13.639	$14.229	$12.559	$9.988	$15.889	$16.613	$14.620	$14.340
Accumulation Unit Value at end of period	$22.541	$21.099	$15.883	$13.639	$14.229	$12.559	$9.988	$15.889	$16.613	$14.620
Number of Accumulation Units outstanding at end of period (in thousands)	88	145	200	282	454	562	649	757	814	820
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.764	$15.655	$13.463	$14.066	$12.434	$9.904	$15.778	$16.522	$14.561	$14.305
Accumulation Unit Value at end of period	$22.150	$20.764	$15.655	$13.463	$14.066	$12.434	$9.904	$15.778	$16.522	$14.561
Number of Accumulation Units outstanding at end of period (in thousands)	76	91	87	94	106	132	154	200	221	238
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.557	$15.514	$13.356	$13.968	$12.360	$9.854	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.908	$20.557	$15.514	$13.356	$13.968	$12.360	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	39	36	38	57	48	21	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.455	$15.445	$13.302	$13.919	$12.323	$9.830	$15.683	$16.447	$14.517	$14.283
Accumulation Unit Value at end of period	$21.787	$20.455	$15.445	$13.302	$13.919	$12.323	$9.830	$15.683	$16.447	$14.517
Number of Accumulation Units outstanding at end of period (in thousands)	75	84	96	135	165	165	172	194	224	257
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.577	$16.333	$14.102	$14.793	$13.129	$10.499	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.925	$21.577	$16.333	$14.102	$14.793	$13.129	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	28	22	22	28	3	—	—	—	—

15

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.497	$11.265	$9.670	$10.612	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.055	$14.497	$11.265	$9.670	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	37	49	60	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.376	$11.204	$9.647	$10.608	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.874	$14.376	$11.204	$9.647	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	23	25	25	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.356	$11.194	$9.643	$10.607	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.844	$14.356	$11.194	$9.643	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	27	37	49	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.296	$11.164	$9.632	$10.605	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.754	$14.296	$11.164	$9.632	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	31	40	57	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.236	$11.134	$9.620	$10.603	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.664	$14.236	$11.134	$9.620	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	56	57	57	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.197	$11.114	$9.613	$10.602	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.605	$14.197	$11.114	$9.613	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	24	19	16	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.177	$11.104	$9.609	$10.601	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.576	$14.177	$11.104	$9.609	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	18	37	29	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.078	$11.055	$9.590	$10.598	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.429	$14.078	$11.055	$9.590	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	8	7	—	—	—	—	—	—

16

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152	$14.229	$13.442
Accumulation Unit Value at end of period	$26.895	$24.055	$18.090	$15.735	$16.095	$13.495	$9.471	$16.092	$16.152	$14.229
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	50	82	91	96	94	123	127	135
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.192	$17.494	$15.262	$15.658	$13.168	$9.269	$15.797	$15.903	$14.053	$13.315
Accumulation Unit Value at end of period	$25.853	$23.192	$17.494	$15.262	$15.658	$13.168	$9.269	$15.797	$15.903	$14.053
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	18	29	33	45	49	57	62
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.043	$17.390	$15.179	$15.581	$13.110	$9.232	$15.742	$15.856	$14.018	$13.288
Accumulation Unit Value at end of period	$25.674	$23.043	$17.390	$15.179	$15.581	$13.110	$9.232	$15.742	$15.856	$14.018
Number of Accumulation Units outstanding at end of period (in thousands)	52	72	87	117	202	331	370	553	592	612
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.669	$17.133	$14.978	$15.397	$12.974	$9.151	$15.626	$15.763	$13.957	$13.250
Accumulation Unit Value at end of period	$25.219	$22.669	$17.133	$14.978	$15.397	$12.974	$9.151	$15.626	$15.763	$13.957
Number of Accumulation Units outstanding at end of period (in thousands)	53	80	105	159	288	404	473	517	573	594
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.284	$16.867	$14.767	$15.204	$12.831	$9.063	$15.500	$15.659	$13.885	$13.202
Accumulation Unit Value at end of period	$24.754	$22.284	$16.867	$14.767	$15.204	$12.831	$9.063	$15.500	$15.659	$13.885
Number of Accumulation Units outstanding at end of period (in thousands)	87	92	91	104	125	106	113	127	135	139
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.062	$16.716	$14.650	$15.098	$12.754	$9.018	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.483	$22.062	$16.716	$14.650	$15.098	$12.754	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	45	48	51	55	24	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.952	$16.641	$14.591	$15.045	$12.716	$8.995	$15.407	$15.589	$13.844	$13.182
Accumulation Unit Value at end of period	$24.348	$21.952	$16.641	$14.591	$15.045	$12.716	$8.995	$15.407	$15.589	$13.844
Number of Accumulation Units outstanding at end of period (in thousands)	34	41	53	66	88	97	104	128	145	166
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.000	$18.999	$16.701	$17.263	$14.627	$10.373	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.660	$25.000	$18.999	$16.701	$17.263	$14.627	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	25	25	16	3	—	—	—	—

17

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903	$13.452	$12.729
Accumulation Unit Value at end of period	$21.668	$20.243	$16.470	$14.891	$15.331	$13.905	$11.535	$15.159	$14.903	$13.452
Number of Accumulation Units outstanding at end of period (in thousands)	10	10	19	23	19	33	33	32	30	25
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.605	$15.999	$14.509	$14.982	$13.630	$11.341	$14.949	$14.740	$13.344	$12.665
Accumulation Unit Value at end of period	$20.923	$19.605	$15.999	$14.509	$14.982	$13.630	$11.341	$14.949	$14.740	$13.344
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	4	11	9	13	15	19	20	20
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$19.501	$15.922	$14.446	$14.925	$13.584	$11.309	$14.914	$14.713	$13.327	$12.655
Accumulation Unit Value at end of period	$20.801	$19.501	$15.922	$14.446	$14.925	$13.584	$11.309	$14.914	$14.713	$13.327
Number of Accumulation Units outstanding at end of period (in thousands)	23	51	69	126	231	300	328	418	441	455
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.192	$15.693	$14.260	$14.754	$13.449	$11.213	$14.810	$14.632	$13.273	$12.623
Accumulation Unit Value at end of period	$20.440	$19.192	$15.693	$14.260	$14.754	$13.449	$11.213	$14.810	$14.632	$13.273
Number of Accumulation Units outstanding at end of period (in thousands)	21	44	61	114	240	298	329	375	421	434
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.887	$15.467	$14.075	$14.585	$13.315	$11.118	$14.706	$14.552	$13.220	$12.592
Accumulation Unit Value at end of period	$20.086	$18.887	$15.467	$14.075	$14.585	$13.315	$11.118	$14.706	$14.552	$13.220
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	23	21	14	46	21	25	29	30
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.699	$15.329	$13.963	$14.483	$13.235	$11.062	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.866	$18.699	$15.329	$13.963	$14.483	$13.235	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	46	50	52	44	41	15	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.606	$15.260	$13.907	$14.433	$13.196	$11.035	$14.618	$14.487	$13.181	$12.573
Accumulation Unit Value at end of period	$19.757	$18.606	$15.260	$13.907	$14.433	$13.196	$11.035	$14.618	$14.487	$13.181
Number of Accumulation Units outstanding at end of period (in thousands)	14	18	50	49	51	54	50	52	55	57
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.352	$14.267	$13.035	$13.562	$12.430	$10.421	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.380	$17.352	$14.267	$13.035	$13.562	$12.430	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	53	29	30	34	—	—	—	—	—

18

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.170	$10.637	$10.574	$10.023	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.397	$10.170	$10.637	$10.574	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	22	26	44	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.085	$10.580	$10.549	$10.020	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.279	$10.085	$10.580	$10.549	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	11	11	11	12	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.071	$10.571	$10.545	$10.019	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.260	$10.071	$10.571	$10.545	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	25	32	48	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.029	$10.543	$10.533	$10.017	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.202	$10.029	$10.543	$10.533	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	98	128	158	225	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.987	$10.514	$10.520	$10.015	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.144	$9.987	$10.514	$10.520	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	49	79	73	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.959	$10.495	$10.512	$10.014	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.105	$9.959	$10.495	$10.512	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	11	13	16	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.945	$10.486	$10.508	$10.013	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.086	$9.945	$10.486	$10.508	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	29	34	44	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.876	$10.439	$10.487	$10.010	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.991	$9.876	$10.439	$10.487	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	10	13	—	—	—	—	—	—

19

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971	$14.870	$13.771
Accumulation Unit Value at end of period	$23.757	$21.953	$16.675	$14.818	$15.405	$13.953	$11.424	$17.123	$16.971	$14.870
Number of Accumulation Units outstanding at end of period (in thousands)	23	31	46	60	78	83	96	120	133	138
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.166	$16.126	$14.373	$14.987	$13.615	$11.181	$16.809	$16.710	$14.685	$13.641
Accumulation Unit Value at end of period	$22.837	$21.166	$16.126	$14.373	$14.987	$13.615	$11.181	$16.809	$16.710	$14.685
Number of Accumulation Units outstanding at end of period (in thousands)	18	19	20	27	33	43	49	71	79	85
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.029	$16.030	$14.295	$14.913	$13.554	$11.136	$16.751	$16.661	$14.649	$13.614
Accumulation Unit Value at end of period	$22.679	$21.029	$16.030	$14.295	$14.913	$13.554	$11.136	$16.751	$16.661	$14.649
Number of Accumulation Units outstanding at end of period (in thousands)	55	91	124	181	264	350	410	497	569	616
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.688	$15.793	$14.105	$14.737	$13.415	$11.038	$16.628	$16.563	$14.585	$13.575
Accumulation Unit Value at end of period	$22.277	$20.688	$15.793	$14.105	$14.737	$13.415	$11.038	$16.628	$16.563	$14.585
Number of Accumulation Units outstanding at end of period (in thousands)	80	112	158	213	358	438	501	594	620	600
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.337	$15.548	$13.907	$14.552	$13.266	$10.932	$16.494	$16.454	$14.510	$13.526
Accumulation Unit Value at end of period	$21.866	$20.337	$15.548	$13.907	$14.552	$13.266	$10.932	$16.494	$16.454	$14.510
Number of Accumulation Units outstanding at end of period (in thousands)	113	123	130	122	130	109	122	143	154	157
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.134	$15.409	$13.796	$14.451	$13.187	$10.878	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.627	$20.134	$15.409	$13.796	$14.451	$13.187	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	57	63	70	70	65	50	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.034	$15.340	$13.741	$14.400	$13.147	$10.850	$16.395	$16.380	$14.467	$13.505
Accumulation Unit Value at end of period	$21.508	$20.034	$15.340	$13.741	$14.400	$13.147	$10.850	$16.395	$16.380	$14.467
Number of Accumulation Units outstanding at end of period (in thousands)	39	44	56	67	87	98	104	124	142	165
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.878	$14.491	$13.013	$13.672	$12.513	$10.353	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.217	$18.878	$14.491	$13.013	$13.672	$12.513	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	13	10	16	20	5	—	—	—	—

20

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.797	$11.203	$9.715	$10.189	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.811	$11.797	$11.203	$9.715	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	29	49	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.699	$11.143	$9.692	$10.185	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.677	$11.699	$11.143	$9.692	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	8	9	9	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.683	$11.133	$9.688	$10.185	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.655	$11.683	$11.133	$9.688	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	78	96	112	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.634	$11.103	$9.676	$10.183	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.589	$11.634	$11.103	$9.676	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	43	61	87	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$11.585	$11.073	$9.665	$10.181	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.523	$11.585	$11.073	$9.665	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	42	36	47	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.553	$11.053	$9.657	$10.179	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.480	$11.553	$11.053	$9.657	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	24	35	37	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.537	$11.043	$9.653	$10.179	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.458	$11.537	$11.043	$9.653	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	19	32	33	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.457	$10.994	$9.634	$10.176	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.350	$11.457	$10.994	$9.634	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	7	10	1	—	—	—	—	—	—

21

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157	$11.773	$10.767
Accumulation Unit Value at end of period	$19.812	$18.693	$13.905	$12.657	$14.190	$11.329	$7.361	$14.070	$12.157	$11.773
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	1	1	1	2	—	—	—	1
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.155	$13.545	$12.366	$13.905	$11.135	$7.257	$13.912	$12.057	$11.711	$10.742
Accumulation Unit Value at end of period	$19.183	$18.155	$13.545	$12.366	$13.905	$11.135	$7.257	$13.912	$12.057	$11.711
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	1	1	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$18.066	$13.485	$12.319	$13.858	$11.103	$7.240	$13.886	$12.040	$11.701	$10.738
Accumulation Unit Value at end of period	$19.080	$18.066	$13.485	$12.319	$13.858	$11.103	$7.240	$13.886	$12.040	$11.701
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	5	6	8	9	7	9	9	8
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.804	$13.310	$12.176	$13.719	$11.007	$7.188	$13.808	$11.990	$11.671	$10.726
Accumulation Unit Value at end of period	$18.775	$17.804	$13.310	$12.176	$13.719	$11.007	$7.188	$13.808	$11.990	$11.671
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	7	9	10	22	16	17	18	17
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.546	$13.136	$12.035	$13.580	$10.913	$7.137	$13.731	$11.941	$11.640	$10.714
Accumulation Unit Value at end of period	$18.475	$17.546	$13.136	$12.035	$13.580	$10.913	$7.137	$13.731	$11.941	$11.640
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	1	5	4	4	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.375	$13.022	$11.943	$13.489	$10.850	$7.103	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.277	$17.375	$13.022	$11.943	$13.489	$10.850	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	5	5	7	8	3	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.291	$12.965	$11.896	$13.444	$10.819	$7.087	$13.654	$11.892	$11.609	$10.702
Accumulation Unit Value at end of period	$18.179	$17.291	$12.965	$11.896	$13.444	$10.819	$7.087	$13.654	$11.892	$11.609
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	2	6	7	4	7	11	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.766	$18.616	$17.125	$19.400	$15.652	$10.278	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.974	$24.766	$18.616	$17.125	$19.400	$15.652	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	2	—	—	—	—	—

22

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Core Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.672	$10.321	$9.023	$9.263	$8.030	$6.161	$10.290	$9.407	$8.400	$8.394
Accumulation Unit Value at end of period	$14.967	$13.672	$10.321	$9.023	$9.263	$8.030	$6.161	$10.290	$9.407	$8.400
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	4	11	13	15	19	20	20	16
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.150	$9.957	$8.731	$8.990	$7.817	$6.016	$10.077	$9.240	$8.275	$8.294
Accumulation Unit Value at end of period	$14.353	$13.150	$9.957	$8.731	$8.990	$7.817	$6.016	$10.077	$9.240	$8.275
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	—	1	1	1	1	1	1
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.075	$9.905	$8.690	$8.952	$7.788	$5.996	$10.050	$9.220	$8.261	$8.284
Accumulation Unit Value at end of period	$14.264	$13.075	$9.905	$8.690	$8.952	$7.788	$5.996	$10.050	$9.220	$8.261
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	5	23	28	28	33	40	42
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.853	$9.752	$8.568	$8.840	$7.702	$5.939	$9.969	$9.159	$8.219	$8.254
Accumulation Unit Value at end of period	$14.001	$12.853	$9.752	$8.568	$8.840	$7.702	$5.939	$9.969	$9.159	$8.219
Number of Accumulation Units outstanding at end of period (in thousands)	10	11	17	102	115	119	125	132	122	125
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.483	$7.205	$6.340	$6.552	$5.716	$4.415	$7.421	$6.829	$6.137	$6.173
Accumulation Unit Value at end of period	$10.314	$9.483	$7.205	$6.340	$6.552	$5.716	$4.415	$7.421	$6.829	$6.137
Number of Accumulation Units outstanding at end of period (in thousands)	35	31	18	21	19	27	19	24	28	38
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.400	$9.431	$8.307	$8.593	$7.505	$5.802	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.473	$12.400	$9.431	$8.307	$8.593	$7.505	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	—	—	12	11	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.369	$7.130	$6.283	$6.502	$5.682	$4.395	$7.398	$6.818	$6.137	$6.182
Accumulation Unit Value at end of period	$10.175	$9.369	$7.130	$6.283	$6.502	$5.682	$4.395	$7.398	$6.818	$6.137
Number of Accumulation Units outstanding at end of period (in thousands)	8	12	13	15	27	27	25	24	64	65
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.822	$16.647	$14.707	$15.258	$13.366	$10.364	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.639	$21.822	$16.647	$14.707	$15.258	$13.366	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	6	9	4	—	—	—	—	—

23

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481	$7.987	$7.433
Accumulation Unit Value at end of period	$15.675	$14.620	$10.855	$9.397	$9.579	$8.439	$6.229	$10.114	$8.481	$7.987
Number of Accumulation Units outstanding at end of period (in thousands)	5	9	11	12	18	21	20	25	32	31
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.062	$10.473	$9.093	$9.297	$8.215	$6.082	$9.905	$8.331	$7.869	$7.345
Accumulation Unit Value at end of period	$15.032	$14.062	$10.473	$9.093	$9.297	$8.215	$6.082	$9.905	$8.331	$7.869
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	10	12	8	9	11	11	11
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062	$9.878	$8.312	$7.856	$7.336
Accumulation Unit Value at end of period	$14.939	$13.982	$10.418	$9.050	$9.258	$8.185	$6.062	$9.878	$8.312	$7.856
Number of Accumulation Units outstanding at end of period (in thousands)	9	10	7	10	21	32	37	48	41	47
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.745	$10.257	$8.923	$9.142	$8.094	$6.004	$9.798	$8.257	$7.816	$7.310
Accumulation Unit Value at end of period	$14.663	$13.745	$10.257	$8.923	$9.142	$8.094	$6.004	$9.798	$8.257	$7.816
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	21	21	20	29	30	19	29	34
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.043	$6.758	$5.888	$6.042	$5.357	$3.980	$6.504	$5.490	$5.204	$4.874
Accumulation Unit Value at end of period	$9.632	$9.043	$6.758	$5.888	$6.042	$5.357	$3.980	$6.504	$5.490	$5.204
Number of Accumulation Units outstanding at end of period (in thousands)	10	17	13	16	19	26	19	41	41	41
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.260	$9.920	$8.651	$8.886	$7.887	$5.865	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.111	$13.260	$9.920	$8.651	$8.886	$7.887	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	12	18	17	24	20	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.816	$6.598	$5.757	$5.917	$5.254	$3.909	$6.398	$5.409	$5.135	$4.817
Accumulation Unit Value at end of period	$9.377	$8.816	$6.598	$5.757	$5.917	$5.254	$3.909	$6.398	$5.409	$5.135
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	9	12	26	57	59	38	42	41
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.489	$16.874	$14.760	$15.206	$13.538	$10.097	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.859	$22.489	$16.874	$14.760	$15.206	$13.538	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	—	1	—	—	—	—

24

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Growth Stock Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$12.679	$9.888	$8.589	$8.678	$7.840	$5.708	$9.189	$8.385	$7.920	$7.702
Accumulation Unit Value at end of period	$13.906	$12.679	$9.888	$8.589	$8.678	$7.840	$5.708	$9.189	$8.385	$7.920
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	5	7	7	9	10	13	17	17
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.195	$9.539	$8.312	$8.422	$7.632	$5.574	$8.999	$8.236	$7.803	$7.611
Accumulation Unit Value at end of period	$13.336	$12.195	$9.539	$8.312	$8.422	$7.632	$5.574	$8.999	$8.236	$7.803
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	1	1	4	4	4	4
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$12.126	$9.490	$8.272	$8.387	$7.604	$5.556	$8.974	$8.218	$7.790	$7.602
Accumulation Unit Value at end of period	$13.253	$12.126	$9.490	$8.272	$8.387	$7.604	$5.556	$8.974	$8.218	$7.790
Number of Accumulation Units outstanding at end of period (in thousands)	9	13	25	40	53	58	68	65	76	76
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.920	$9.343	$8.156	$8.282	$7.519	$5.502	$8.902	$8.163	$7.750	$7.574
Accumulation Unit Value at end of period	$13.009	$11.920	$9.343	$8.156	$8.282	$7.519	$5.502	$8.902	$8.163	$7.750
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	8	14	18	23	21	26	30	31
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.416	$7.391	$6.462	$6.572	$5.976	$4.379	$7.096	$6.517	$6.196	$6.065
Accumulation Unit Value at end of period	$10.261	$9.416	$7.391	$6.462	$6.572	$5.976	$4.379	$7.096	$6.517	$6.196
Number of Accumulation Units outstanding at end of period (in thousands)	31	20	21	10	7	12	12	12	15	22
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.500	$9.036	$7.908	$8.050	$7.327	$5.375	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.519	$11.500	$9.036	$7.908	$8.050	$7.327	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	3	9	12	16	13	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.005	$7.079	$6.199	$6.313	$5.749	$4.220	$6.847	$6.298	$5.997	$5.879
Accumulation Unit Value at end of period	$9.798	$9.005	$7.079	$6.199	$6.313	$5.749	$4.220	$6.847	$6.298	$5.997
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	2	2	18	19	19	24	24	46
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.322	$16.804	$14.751	$15.061	$13.750	$10.117	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.142	$21.322	$16.804	$14.751	$15.061	$13.750	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	1	2	—	—	—	—	—

25

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765	$8.782	$8.315
Accumulation Unit Value at end of period	$15.280	$13.987	$10.763	$9.176	$9.532	$8.718	$6.981	$10.601	$9.765	$8.782
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	5	10	14	18	16	19	28	48
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.454	$10.384	$8.879	$9.252	$8.487	$6.816	$10.382	$9.592	$8.652	$8.217
Accumulation Unit Value at end of period	$14.653	$13.454	$10.384	$8.879	$9.252	$8.487	$6.816	$10.382	$9.592	$8.652
Number of Accumulation Units outstanding at end of period (in thousands)	5	6	7	8	6	5	7	8	8	8
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795	$10.354	$9.571	$8.637	$8.207
Accumulation Unit Value at end of period	$14.563	$13.377	$10.330	$8.838	$9.213	$8.456	$6.795	$10.354	$9.571	$8.637
Number of Accumulation Units outstanding at end of period (in thousands)	14	26	31	46	96	123	122	148	169	269
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.150	$10.169	$8.714	$9.097	$8.362	$6.729	$10.270	$9.508	$8.593	$8.177
Accumulation Unit Value at end of period	$14.294	$13.150	$10.169	$8.714	$9.097	$8.362	$6.729	$10.270	$9.508	$8.593
Number of Accumulation Units outstanding at end of period (in thousands)	21	46	55	81	134	163	189	204	219	264
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.003	$10.071	$8.642	$9.036	$8.319	$6.704	$10.247	$9.501	$8.600	$8.196
Accumulation Unit Value at end of period	$14.113	$13.003	$10.071	$8.642	$9.036	$8.319	$6.704	$10.247	$9.501	$8.600
Number of Accumulation Units outstanding at end of period (in thousands)	36	35	48	46	28	26	10	11	12	7
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.686	$9.835	$8.449	$8.843	$8.148	$6.574	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.756	$12.686	$9.835	$8.449	$8.843	$8.148	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	5	5	8	7	15	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.523	$9.713	$8.348	$8.741	$8.059	$6.505	$9.958	$9.246	$8.382	$8.000
Accumulation Unit Value at end of period	$13.571	$12.523	$9.713	$8.348	$8.741	$8.059	$6.505	$9.958	$9.246	$8.382
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	7	14	14	15	17	20	20	21
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.427	$15.107	$13.015	$13.663	$12.628	$10.219	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.002	$19.427	$15.107	$13.015	$13.663	$12.628	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	2	2	4	2	—	—	—	—

26

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281	$12.969	$12.817
Accumulation Unit Value at end of period	$19.349	$18.121	$15.467	$14.127	$14.105	$13.037	$11.224	$14.647	$14.281	$12.969
Number of Accumulation Units outstanding at end of period (in thousands)	79	96	128	147	177	225	204	242	258	269
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.430	$14.922	$13.670	$13.689	$12.692	$10.959	$14.344	$14.028	$12.777	$12.665
Accumulation Unit Value at end of period	$18.556	$17.430	$14.922	$13.670	$13.689	$12.692	$10.959	$14.344	$14.028	$12.777
Number of Accumulation Units outstanding at end of period (in thousands)	49	63	72	110	148	164	178	205	213	207
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924	$14.305	$13.997	$12.756	$12.650
Accumulation Unit Value at end of period	$18.441	$17.331	$14.845	$13.605	$13.632	$12.645	$10.924	$14.305	$13.997	$12.756
Number of Accumulation Units outstanding at end of period (in thousands)	135	218	313	377	638	793	874	1,061	1,143	1,218
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.037	$14.614	$13.415	$13.461	$12.505	$10.819	$14.190	$13.905	$12.690	$12.604
Accumulation Unit Value at end of period	$18.100	$17.037	$14.614	$13.415	$13.461	$12.505	$10.819	$14.190	$13.905	$12.690
Number of Accumulation Units outstanding at end of period (in thousands)	154	232	313	450	829	930	971	1,044	1,138	1,159
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.828	$14.457	$13.290	$13.356	$12.426	$10.767	$14.142	$13.879	$12.686	$12.619
Accumulation Unit Value at end of period	$17.852	$16.828	$14.457	$13.290	$13.356	$12.426	$10.767	$14.142	$13.879	$12.686
Number of Accumulation Units outstanding at end of period (in thousands)	237	238	207	212	218	258	205	257	259	280
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.436	$14.135	$13.007	$13.084	$12.185	$10.569	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.419	$16.436	$14.135	$13.007	$13.084	$12.185	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	180	134	136	151	145	78	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.531	$13.363	$12.303	$12.382	$11.537	$10.012	$13.171	$12.945	$11.850	$11.805
Accumulation Unit Value at end of period	$16.451	$15.531	$13.363	$12.303	$12.382	$11.537	$10.012	$13.171	$12.945	$11.850
Number of Accumulation Units outstanding at end of period (in thousands)	105	123	169	191	222	238	337	246	272	309
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.771	$13.604	$12.556	$12.669	$11.833	$10.295	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.664	$15.771	$13.604	$12.556	$12.669	$11.833	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	72	75	57	64	59	14	—	—	—	—

27

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438	$8.686	$7.454
Accumulation Unit Value at end of period	$15.556	$15.684	$11.603	$10.893	$11.925	$9.147	$5.808	$11.392	$9.438	$8.686
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	3	10	11	13	14	15	11	10
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.122	$11.220	$10.565	$11.601	$8.925	$5.684	$11.183	$9.293	$8.578	$7.383
Accumulation Unit Value at end of period	$14.954	$15.122	$11.220	$10.565	$11.601	$8.925	$5.684	$11.183	$9.293	$8.578
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	8	10	15	13	12	12	12
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.025	$11.154	$10.508	$11.544	$8.886	$5.662	$11.145	$9.265	$8.557	$7.369
Accumulation Unit Value at end of period	$14.850	$15.025	$11.154	$10.508	$11.544	$8.886	$5.662	$11.145	$9.265	$8.557
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	25	32	51	55	65	73	52	58
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.780	$10.989	$10.368	$11.407	$8.794	$5.611	$11.063	$9.211	$8.519	$7.348
Accumulation Unit Value at end of period	$14.587	$14.780	$10.989	$10.368	$11.407	$8.794	$5.611	$11.063	$9.211	$8.519
Number of Accumulation Units outstanding at end of period (in thousands)	10	13	22	45	69	85	93	78	84	79
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.530	$10.818	$10.223	$11.264	$8.697	$5.558	$10.973	$9.150	$8.476	$7.321
Accumulation Unit Value at end of period	$14.318	$14.530	$10.818	$10.223	$11.264	$8.697	$5.558	$10.973	$9.150	$8.476
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	20	20	27	14	20	19	47	49
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.385	$10.721	$10.141	$11.185	$8.644	$5.530	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.161	$14.385	$10.721	$10.141	$11.185	$8.644	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	21	23	20	22	17	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.313	$10.673	$10.101	$11.146	$8.619	$5.516	$10.907	$9.109	$8.450	$7.310
Accumulation Unit Value at end of period	$14.083	$14.313	$10.673	$10.101	$11.146	$8.619	$5.516	$10.907	$9.109	$8.450
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	7	13	22	20	11	19	13	13
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.301	$19.661	$18.653	$20.636	$15.996	$10.263	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.814	$26.301	$19.661	$18.653	$20.636	$15.996	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	1	—	—	—	—	—

28

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455	$10.182	$10.096
Accumulation Unit Value at end of period	$9.840	$9.998	$10.158	$10.320	$10.486	$10.654	$10.824	$10.769	$10.455	$10.182
Number of Accumulation Units outstanding at end of period (in thousands)	88	96	143	182	183	250	353	161	73	85
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.639	$9.823	$10.010	$10.201	$10.396	$10.594	$10.572	$10.294	$10.055	$10.000
Accumulation Unit Value at end of period	$9.459	$9.639	$9.823	$10.010	$10.201	$10.396	$10.594	$10.572	$10.294	$10.055
Number of Accumulation Units outstanding at end of period (in thousands)	47	65	73	82	102	163	243	88	19	19
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.577	$9.765	$9.956	$10.151	$10.350	$10.552	$10.535	$10.264	$10.031	$9.981
Accumulation Unit Value at end of period	$9.393	$9.577	$9.765	$9.956	$10.151	$10.350	$10.552	$10.535	$10.264	$10.031
Number of Accumulation Units outstanding at end of period (in thousands)	136	146	218	419	456	532	913	415	344	226
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.422	$9.621	$9.824	$10.031	$10.243	$10.459	$10.458	$10.204	$9.987	$9.952
Accumulation Unit Value at end of period	$9.227	$9.422	$9.621	$9.824	$10.031	$10.243	$10.459	$10.458	$10.204	$9.987
Number of Accumulation Units outstanding at end of period (in thousands)	159	155	258	410	601	866	1,463	315	239	189
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$9.261	$9.471	$9.686	$9.905	$10.129	$10.359	$10.373	$10.136	$9.936	$9.916
Accumulation Unit Value at end of period	$9.056	$9.261	$9.471	$9.686	$9.905	$10.129	$10.359	$10.373	$10.136	$9.936
Number of Accumulation Units outstanding at end of period (in thousands)	136	182	120	83	114	176	133	45	50	66
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.169	$9.386	$9.608	$9.836	$10.069	$10.307	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.957	$9.169	$9.386	$9.608	$9.836	$10.069	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	53	130	93	85	112	141	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.124	$9.344	$9.570	$9.802	$10.039	$10.281	$10.311	$10.091	$9.906	$9.901
Accumulation Unit Value at end of period	$8.908	$9.124	$9.344	$9.570	$9.802	$10.039	$10.281	$10.311	$10.091	$9.906
Number of Accumulation Units outstanding at end of period (in thousands)	37	37	101	97	135	214	337	114	88	42
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.744	$8.978	$9.218	$9.465	$9.718	$9.977	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.516	$8.744	$8.978	$9.218	$9.465	$9.718	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	41	31	33	56	1	—	—	—	—

29

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343	$16.095	$12.801
Accumulation Unit Value at end of period	$19.506	$21.565	$22.075	$19.780	$23.835	$20.554	$12.050	$25.843	$20.343	$16.095
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	13	19	23	25	24	30	38	37
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.743	$21.297	$19.140	$23.133	$20.009	$11.765	$25.309	$19.982	$15.857	$12.650
Accumulation Unit Value at end of period	$18.706	$20.743	$21.297	$19.140	$23.133	$20.009	$11.765	$25.309	$19.982	$15.857
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	3	3	7	11	12	17	22	20
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728	$25.241	$19.938	$15.830	$12.634
Accumulation Unit Value at end of period	$18.590	$20.625	$21.187	$19.050	$23.036	$19.935	$11.728	$25.241	$19.938	$15.830
Number of Accumulation Units outstanding at end of period (in thousands)	8	11	19	22	39	43	49	72	86	86
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.274	$20.858	$18.783	$22.747	$19.714	$11.615	$25.037	$19.807	$15.749	$12.589
Accumulation Unit Value at end of period	$18.247	$20.274	$20.858	$18.783	$22.747	$19.714	$11.615	$25.037	$19.807	$15.749
Number of Accumulation Units outstanding at end of period (in thousands)	20	27	28	46	67	89	78	91	105	108
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$21.181	$21.823	$19.682	$23.871	$20.719	$12.226	$26.392	$20.910	$16.651	$13.330
Accumulation Unit Value at end of period	$19.034	$21.181	$21.823	$19.682	$23.871	$20.719	$12.226	$26.392	$20.910	$16.651
Number of Accumulation Units outstanding at end of period (in thousands)	36	43	39	30	28	33	24	26	32	33
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.560	$20.173	$18.212	$22.110	$19.210	$11.347	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.560	$19.560	$20.173	$18.212	$22.110	$19.210	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	21	21	23	32	18	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.505	$24.254	$21.907	$26.610	$23.131	$13.670	$29.553	$23.450	$18.702	$14.994
Accumulation Unit Value at end of period	$21.091	$23.505	$24.254	$21.907	$26.610	$23.131	$13.670	$29.553	$23.450	$18.702
Number of Accumulation Units outstanding at end of period (in thousands)	13	14	14	10	18	21	20	35	46	56
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.661	$18.270	$16.543	$20.145	$17.555	$10.400	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.808	$17.661	$18.270	$16.543	$20.145	$17.555	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	8	10	8	—	—	—	—	—

30

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789	$13.171	$12.294
Accumulation Unit Value at end of period	$16.531	$17.285	$13.426	$11.268	$12.309	$11.646	$9.026	$15.903	$15.789	$13.171
Number of Accumulation Units outstanding at end of period (in thousands)	23	27	34	45	49	61	76	127	135	135
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.626	$12.952	$10.904	$11.946	$11.337	$8.813	$15.574	$15.509	$12.976	$12.148
Accumulation Unit Value at end of period	$15.853	$16.626	$12.952	$10.904	$11.946	$11.337	$8.813	$15.574	$15.509	$12.976
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	11	16	21	25	27	33	36	39
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785	$15.532	$15.475	$12.954	$12.134
Accumulation Unit Value at end of period	$15.755	$16.531	$12.885	$10.852	$11.896	$11.295	$8.785	$15.532	$15.475	$12.954
Number of Accumulation Units outstanding at end of period (in thousands)	32	44	60	87	154	216	248	325	359	345
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.250	$12.685	$10.700	$11.747	$11.170	$8.701	$15.406	$15.372	$12.888	$12.090
Accumulation Unit Value at end of period	$15.464	$16.250	$12.685	$10.700	$11.747	$11.170	$8.701	$15.406	$15.372	$12.888
Number of Accumulation Units outstanding at end of period (in thousands)	43	64	87	122	233	275	302	324	339	343
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.356	$12.005	$10.142	$11.151	$10.619	$8.284	$14.690	$14.680	$12.326	$11.580
Accumulation Unit Value at end of period	$14.592	$15.356	$12.005	$10.142	$11.151	$10.619	$8.284	$14.690	$14.680	$12.326
Number of Accumulation Units outstanding at end of period (in thousands)	47	52	32	29	42	57	43	48	49	53
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.677	$12.269	$10.375	$11.418	$10.885	$8.500	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.882	$15.677	$12.269	$10.375	$11.418	$10.885	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	22	39	47	58	47	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.453	$12.099	$10.236	$11.272	$10.750	$8.399	$14.917	$14.929	$12.554	$11.811
Accumulation Unit Value at end of period	$14.662	$15.453	$12.099	$10.236	$11.272	$10.750	$8.399	$14.917	$14.929	$12.554
Number of Accumulation Units outstanding at end of period (in thousands)	38	42	46	52	52	55	61	71	96	123
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.301	$15.150	$12.849	$14.184	$13.562	$10.622	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.267	$19.301	$15.150	$12.849	$14.184	$13.562	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	2	2	4	1	—	—	—	—

31

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.079	$9.891	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.670	$10.079	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	18	38	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.064	$9.885	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.621	$10.064	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	12	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.061	$9.884	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.613	$10.061	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	34	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.053	$9.881	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.589	$10.053	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	27	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.046	$9.878	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.565	$10.046	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.040	$9.876	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.549	$10.040	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.038	$9.875	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.541	$10.038	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	12	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.025	$9.870	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.502	$10.025	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	8	—	—	—	—	—	—	—	—

32

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877	$13.593	$13.254
Accumulation Unit Value at end of period	$16.884	$15.907	$16.214	$15.055	$14.480	$13.732	$12.726	$14.401	$13.877	$13.593
Number of Accumulation Units outstanding at end of period (in thousands)	36	51	62	67	102	112	108	136	158	165
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.304	$15.647	$14.572	$14.057	$13.372	$12.429	$14.107	$13.634	$13.396	$13.101
Accumulation Unit Value at end of period	$16.196	$15.304	$15.647	$14.572	$14.057	$13.372	$12.429	$14.107	$13.634	$13.396
Number of Accumulation Units outstanding at end of period (in thousands)	34	36	40	54	62	53	45	52	57	60
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$15.217	$15.566	$14.503	$13.998	$13.322	$12.390	$14.069	$13.604	$13.373	$13.085
Accumulation Unit Value at end of period	$16.096	$15.217	$15.566	$14.503	$13.998	$13.322	$12.390	$14.069	$13.604	$13.373
Number of Accumulation Units outstanding at end of period (in thousands)	88	151	177	255	396	484	535	589	638	701
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.959	$15.325	$14.300	$13.823	$13.175	$12.271	$13.955	$13.515	$13.305	$13.038
Accumulation Unit Value at end of period	$15.799	$14.959	$15.325	$14.300	$13.823	$13.175	$12.271	$13.955	$13.515	$13.305
Number of Accumulation Units outstanding at end of period (in thousands)	96	154	208	307	506	560	501	526	511	512
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$14.668	$15.049	$14.064	$13.615	$12.996	$12.123	$13.808	$13.391	$13.203	$12.958
Accumulation Unit Value at end of period	$15.468	$14.668	$15.049	$14.064	$13.615	$12.996	$12.123	$13.808	$13.391	$13.203
Number of Accumulation Units outstanding at end of period (in thousands)	102	125	141	127	126	114	87	103	117	121
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.437	$14.827	$13.870	$13.441	$12.843	$11.992	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.210	$14.437	$14.827	$13.870	$13.441	$12.843	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	91	110	108	121	102	72	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.365	$14.761	$13.815	$13.394	$12.804	$11.962	$13.645	$13.254	$13.087	$12.863
Accumulation Unit Value at end of period	$15.126	$14.365	$14.761	$13.815	$13.394	$12.804	$11.962	$13.645	$13.254	$13.087
Number of Accumulation Units outstanding at end of period (in thousands)	94	107	121	163	181	134	114	155	125	104
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.213	$12.581	$11.804	$11.473	$10.995	$10.298	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.828	$12.213	$12.581	$11.804	$11.473	$10.995	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	44	50	59	18	14	1	—	—	—	—

33

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Emerging Market Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099	$16.597	$15.024
Accumulation Unit Value at end of period	$24.442	$24.130	$26.870	$23.146	$21.974	$20.346	$15.877	$18.975	$18.099	$16.597
Number of Accumulation Units outstanding at end of period (in thousands)	2	2	6	6	7	7	5	8	8	13
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.205	$25.917	$22.392	$21.322	$19.801	$15.499	$18.579	$17.774	$16.348	$14.843
Accumulation Unit Value at end of period	$23.434	$23.205	$25.917	$22.392	$21.322	$19.801	$15.499	$18.579	$17.774	$16.348
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	2	4	5	5	6	5	9	9
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.072	$25.783	$22.287	$21.233	$19.728	$15.449	$18.528	$17.735	$16.320	$14.825
Accumulation Unit Value at end of period	$23.289	$23.072	$25.783	$22.287	$21.233	$19.728	$15.449	$18.528	$17.735	$16.320
Number of Accumulation Units outstanding at end of period (in thousands)	11	12	16	22	33	30	34	46	49	54
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.681	$25.383	$21.975	$20.966	$19.510	$15.301	$18.379	$17.618	$16.237	$14.771
Accumulation Unit Value at end of period	$22.860	$22.681	$25.383	$21.975	$20.966	$19.510	$15.301	$18.379	$17.618	$16.237
Number of Accumulation Units outstanding at end of period (in thousands)	7	13	21	25	37	39	36	28	28	35
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$27.604	$30.939	$26.825	$25.632	$23.888	$18.763	$22.570	$21.668	$20.000	$18.222
Accumulation Unit Value at end of period	$27.780	$27.604	$30.939	$26.825	$25.632	$23.888	$18.763	$22.570	$21.668	$20.000
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	7	8	18	6	10	14	13
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.165	$30.478	$26.451	$25.301	$23.602	$18.557	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.311	$27.165	$30.478	$26.451	$25.301	$23.602	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	5	7	7	8	4	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.030	$30.341	$26.346	$25.212	$23.531	$18.511	$22.300	$21.441	$19.820	$18.085
Accumulation Unit Value at end of period	$27.161	$27.030	$30.341	$26.346	$25.212	$23.531	$18.511	$22.300	$21.441	$19.820
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	8	10	11	8	8	17	12	11
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.359	$17.284	$15.045	$14.434	$13.505	$10.650	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.395	$15.359	$17.284	$15.045	$14.434	$13.505	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	6	5	4	—	—	—	—	—

34

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642	$16.776	$12.735
Accumulation Unit Value at end of period	$22.754	$24.208	$24.853	$21.053	$26.158	$22.331	$13.360	$31.297	$22.642	$16.776
Number of Accumulation Units outstanding at end of period (in thousands)	3	3	5	5	11	9	9	8	8	12
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.291	$23.984	$20.378	$25.395	$21.745	$13.048	$30.660	$22.248	$16.533	$12.588
Accumulation Unit Value at end of period	$21.827	$23.291	$23.984	$20.378	$25.395	$21.745	$13.048	$30.660	$22.248	$16.533
Number of Accumulation Units outstanding at end of period (in thousands)	8	9	9	11	15	15	13	8	13	13
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.159	$23.859	$20.282	$25.288	$21.665	$13.006	$30.577	$22.199	$16.505	$12.573
Accumulation Unit Value at end of period	$21.692	$23.159	$23.859	$20.282	$25.288	$21.665	$13.006	$30.577	$22.199	$16.505
Number of Accumulation Units outstanding at end of period (in thousands)	4	6	9	19	34	40	37	47	52	50
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.766	$23.489	$19.998	$24.971	$21.425	$12.882	$30.330	$22.052	$16.421	$12.528
Accumulation Unit Value at end of period	$21.292	$22.766	$23.489	$19.998	$24.971	$21.425	$12.882	$30.330	$22.052	$16.421
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	16	25	52	46	42	48	44	42
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$22.323	$23.067	$19.667	$24.596	$21.135	$12.726	$30.009	$21.851	$16.295	$12.451
Accumulation Unit Value at end of period	$20.846	$22.323	$23.067	$19.667	$24.596	$21.135	$12.726	$30.009	$21.851	$16.295
Number of Accumulation Units outstanding at end of period (in thousands)	22	21	19	13	19	17	14	22	21	18
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.972	$22.727	$19.397	$24.282	$20.886	$12.589	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.498	$21.972	$22.727	$19.397	$24.282	$20.886	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	16	15	13	21	11	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.862	$22.625	$19.320	$24.197	$20.823	$12.557	$29.655	$21.626	$16.152	$12.360
Accumulation Unit Value at end of period	$20.386	$21.862	$22.625	$19.320	$24.197	$20.823	$12.557	$29.655	$21.626	$16.152
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	6	8	12	15	14	12	11	16
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.375	$19.064	$16.319	$20.491	$17.678	$10.687	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.091	$18.375	$19.064	$16.319	$20.491	$17.678	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	4	5	4	1	—	—	—	—

35

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880	$14.952	$13.568
Accumulation Unit Value at end of period	$28.586	$27.794	$23.602	$20.747	$19.332	$17.225	$13.509	$19.317	$17.880	$14.952
Number of Accumulation Units outstanding at end of period (in thousands)	16	18	19	28	34	38	40	36	40	29
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$26.919	$22.927	$20.215	$18.893	$16.884	$13.281	$19.049	$17.684	$14.833	$13.501
Accumulation Unit Value at end of period	$27.603	$26.919	$22.927	$20.215	$18.893	$16.884	$13.281	$19.049	$17.684	$14.833
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	5	6	3	5	7	9	9	9
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$26.776	$22.817	$20.128	$18.821	$16.828	$13.244	$19.004	$17.652	$14.813	$13.489
Accumulation Unit Value at end of period	$27.443	$26.776	$22.817	$20.128	$18.821	$16.828	$13.244	$19.004	$17.652	$14.813
Number of Accumulation Units outstanding at end of period (in thousands)	14	23	29	39	73	91	108	143	168	174
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.351	$22.488	$19.868	$18.605	$16.660	$13.131	$18.872	$17.555	$14.754	$13.456
Accumulation Unit Value at end of period	$26.967	$26.351	$22.488	$19.868	$18.605	$16.660	$13.131	$18.872	$17.555	$14.754
Number of Accumulation Units outstanding at end of period (in thousands)	24	32	46	72	139	176	200	216	228	211
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$25.932	$22.165	$19.611	$18.393	$16.494	$13.020	$18.740	$17.459	$14.695	$13.422
Accumulation Unit Value at end of period	$26.499	$25.932	$22.165	$19.611	$18.393	$16.494	$13.020	$18.740	$17.459	$14.695
Number of Accumulation Units outstanding at end of period (in thousands)	25	22	21	22	18	14	12	20	22	24
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.674	$21.966	$19.455	$18.264	$16.396	$12.955	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.209	$25.674	$21.966	$19.455	$18.264	$16.396	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	17	20	28	32	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.546	$21.867	$19.377	$18.201	$16.347	$12.923	$18.628	$17.380	$14.651	$13.402
Accumulation Unit Value at end of period	$26.065	$25.546	$21.867	$19.377	$18.201	$16.347	$12.923	$18.628	$17.380	$14.651
Number of Accumulation Units outstanding at end of period (in thousands)	15	18	19	22	29	31	43	45	45	55
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.355	$17.467	$15.517	$14.611	$13.155	$10.426	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.716	$20.355	$17.467	$15.517	$14.611	$13.155	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	7	6	8	2	—	—	—	—

36

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Infrastructure Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.696	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.445	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.689	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.414	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.687	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.409	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	23	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.684	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.393	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$10.680	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.378	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.676	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.362	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	—	—	—	—	—	—	—	—	—

37

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.093	$11.218	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.670	$13.093	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	36	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.073	$11.211	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.608	$13.073	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	14	—	—	—	—	—	—	—	—
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.070	$11.210	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.598	$13.070	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	54	76	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.060	$11.207	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.567	$13.060	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	77	103	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$13.050	$11.203	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.536	$13.050	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	124	131	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.043	$11.201	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.516	$13.043	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	38	49	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.040	$11.200	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.505	$13.040	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	39	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.023	$11.194	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.454	$13.023	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	19	—	—	—	—	—	—	—	—

38

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734	$12.479	$11.233
Accumulation Unit Value at end of period	$21.256	$25.075	$14.871	$13.173	$14.664	$11.773	$8.158	$13.917	$13.734	$12.479
Number of Accumulation Units outstanding at end of period (in thousands)	2	6	5	7	8	8	7	7	8	9
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.352	$14.486	$12.870	$14.370	$11.572	$8.042	$13.761	$13.621	$12.414	$11.208
Accumulation Unit Value at end of period	$20.581	$24.352	$14.486	$12.870	$14.370	$11.572	$8.042	$13.761	$13.621	$12.414
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	5	6	2	2	3	2	2	4
With The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$24.233	$14.422	$12.821	$14.321	$11.539	$8.023	$13.735	$13.603	$12.403	$11.204
Accumulation Unit Value at end of period	$20.471	$24.233	$14.422	$12.821	$14.321	$11.539	$8.023	$13.735	$13.603	$12.403
Number of Accumulation Units outstanding at end of period (in thousands)	3	4	4	7	17	20	16	15	15	9
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.882	$14.234	$12.672	$14.177	$11.440	$7.966	$13.658	$13.547	$12.370	$11.191
Accumulation Unit Value at end of period	$20.144	$23.882	$14.234	$12.672	$14.177	$11.440	$7.966	$13.658	$13.547	$12.370
Number of Accumulation Units outstanding at end of period (in thousands)	11	16	19	35	52	68	92	95	103	78
With MAV/EPB Death Benefit and The Hartford's Principal First (35 BPS)
Accumulation Unit Value at beginning of period	$23.535	$14.049	$12.526	$14.034	$11.341	$7.910	$13.582	$13.491	$12.338	$11.178
Accumulation Unit Value at end of period	$19.821	$23.535	$14.049	$12.526	$14.034	$11.341	$7.910	$13.582	$13.491	$12.338
Number of Accumulation Units outstanding at end of period (in thousands)	49	31	37	36	16	5	3	5	5	4
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.307	$13.926	$12.429	$13.940	$11.276	$7.872	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.610	$23.307	$13.926	$12.429	$13.940	$11.276	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	4	3	3	8	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.193	$13.865	$12.381	$13.893	$11.244	$7.853	$13.505	$13.435	$12.305	$11.166
Accumulation Unit Value at end of period	$19.504	$23.193	$13.865	$12.381	$13.893	$11.244	$7.853	$13.505	$13.435	$12.305
Number of Accumulation Units outstanding at end of period (in thousands)	4	5	7	14	21	22	24	26	29	29
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.399	$18.219	$16.309	$18.346	$14.885	$10.423	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.500	$30.399	$18.219	$16.309	$18.346	$14.885	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	2	1	1	2	1	—	—	—	—

39

Series III

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451	$8.410
Accumulation Unit Value at end of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Number of Accumulation Units outstanding at end of period (in thousands)	190	218	261	336	429	509	657	1,133	1,204	1,207
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.967	$12.572	$10.433	$11.647	$10.602	$7.578	$12.511	$11.080	$9.358	$8.344
Accumulation Unit Value at end of period	$16.061	$15.967	$12.572	$10.433	$11.647	$10.602	$7.578	$12.511	$11.080	$9.358
Number of Accumulation Units outstanding at end of period (in thousands)	52	64	73	90	144	163	186	307	320	288
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.165	$17.470	$14.513	$16.218	$14.777	$10.572	$17.472	$15.489	$13.096	$11.688
Accumulation Unit Value at end of period	$22.273	$22.165	$17.470	$14.513	$16.218	$14.777	$10.572	$17.472	$15.489	$13.096
Number of Accumulation Units outstanding at end of period (in thousands)	42	48	68	77	83	99	129	139	136	75
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235	$8.259
Accumulation Unit Value at end of period	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235
Number of Accumulation Units outstanding at end of period (in thousands)	189	265	577	701	840	913	966	805	638	464
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235	$8.259
Accumulation Unit Value at end of period	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235
Number of Accumulation Units outstanding at end of period (in thousands)	189	265	577	701	840	913	966	805	638	464
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.955	$11.840	$9.880	$11.091	$10.151	$7.296	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.960	$14.955	$11.840	$9.880	$11.091	$10.151	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	309	295	105	127	135	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745	$9.980	$8.952
Accumulation Unit Value at end of period	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745	$9.980
Number of Accumulation Units outstanding at end of period (in thousands)	108	161	229	277	335	435	488	612	599	489
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	30	25	32	32	8	—	—	—	—

40

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559	$10.170
Accumulation Unit Value at end of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Number of Accumulation Units outstanding at end of period (in thousands)	75	102	120	144	181	229	284	361	436	426
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.393	$14.584	$12.552	$15.790	$13.120	$8.274	$18.107	$15.167	$12.436	$10.091
Accumulation Unit Value at end of period	$18.466	$18.393	$14.584	$12.552	$15.790	$13.120	$8.274	$18.107	$15.167	$12.436
Number of Accumulation Units outstanding at end of period (in thousands)	21	31	34	47	75	87	92	123	141	144
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.945	$19.799	$17.058	$21.480	$17.866	$11.277	$24.705	$20.715	$17.002	$13.810
Accumulation Unit Value at end of period	$25.020	$24.945	$19.799	$17.058	$21.480	$17.866	$11.277	$24.705	$20.715	$17.002
Number of Accumulation Units outstanding at end of period (in thousands)	21	35	51	63	75	87	90	101	101	58
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272	$9.988
Accumulation Unit Value at end of period	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272
Number of Accumulation Units outstanding at end of period (in thousands)	83	115	204	260	348	405	399	421	419	334
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272	$9.988
Accumulation Unit Value at end of period	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272
Number of Accumulation Units outstanding at end of period (in thousands)	83	115	204	260	348	405	399	421	419	334
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.227	$13.735	$11.887	$15.036	$12.562	$7.965	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.201	$17.227	$13.735	$11.887	$15.036	$12.562	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	46	30	31	54	55	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942	$12.325	$10.061
Accumulation Unit Value at end of period	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942	$12.325
Number of Accumulation Units outstanding at end of period (in thousands)	75	95	153	178	250	294	330	390	412	312
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	19	9	9	5	5	—	—	—	—

41

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210	$8.047
Accumulation Unit Value at end of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Number of Accumulation Units outstanding at end of period (in thousands)	1,063	1,324	1,705	2,163	2,647	3,240	4,030	5,101	5,624	5,903
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.416	$10.489	$9.049	$9.616	$8.241	$6.013	$10.916	$9.883	$9.120	$7.984
Accumulation Unit Value at end of period	$14.312	$13.416	$10.489	$9.049	$9.616	$8.241	$6.013	$10.916	$9.883	$9.120
Number of Accumulation Units outstanding at end of period (in thousands)	429	571	718	879	1,069	1,302	1,470	1,809	2,035	2,116
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.999	$14.868	$12.841	$13.658	$11.717	$8.557	$15.551	$14.093	$13.019	$11.408
Accumulation Unit Value at end of period	$20.248	$18.999	$14.868	$12.841	$13.658	$11.717	$8.557	$15.551	$14.093	$13.019
Number of Accumulation Units outstanding at end of period (in thousands)	247	367	468	575	695	786	888	957	1,013	577
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000	$7.902
Accumulation Unit Value at end of period	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000
Number of Accumulation Units outstanding at end of period (in thousands)	1,050	1,651	2,849	3,666	4,525	5,456	5,988	5,490	4,935	4,155
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000	$7.902
Accumulation Unit Value at end of period	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000
Number of Accumulation Units outstanding at end of period (in thousands)	1,050	1,651	2,849	3,666	4,525	5,456	5,988	5,490	4,935	4,155
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.566	$9.878	$8.570	$9.156	$7.891	$5.789	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.332	$12.566	$9.878	$8.570	$9.156	$7.891	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	764	734	670	662	702	708	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574	$8.888	$7.827
Accumulation Unit Value at end of period	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574	$8.888
Number of Accumulation Units outstanding at end of period (in thousands)	986	1,341	1,813	2,329	3,061	4,038	4,917	5,762	6,010	5,423
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	196	195	163	185	121	36	—	—	—	—

42

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551	$12.038
Accumulation Unit Value at end of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Number of Accumulation Units outstanding at end of period (in thousands)	840	1,015	1,302	1,599	1,921	2,371	2,947	3,902	4,384	4,704
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.370	$13.996	$12.117	$12.555	$11.460	$8.882	$14.537	$14.076	$12.428	$11.944
Accumulation Unit Value at end of period	$19.981	$18.370	$13.996	$12.117	$12.555	$11.460	$8.882	$14.537	$14.076	$12.428
Number of Accumulation Units outstanding at end of period (in thousands)	331	405	481	584	724	865	1,022	1,303	1,458	1,525
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.709	$13.506	$11.705	$12.140	$11.093	$8.606	$14.098	$13.665	$12.077	$11.619
Accumulation Unit Value at end of period	$19.243	$17.709	$13.506	$11.705	$12.140	$11.093	$8.606	$14.098	$13.665	$12.077
Number of Accumulation Units outstanding at end of period (in thousands)	239	346	436	526	612	685	761	857	887	491
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264	$11.822
Accumulation Unit Value at end of period	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264
Number of Accumulation Units outstanding at end of period (in thousands)	752	1,205	1,919	2,468	3,013	3,595	4,045	3,688	3,281	2,829
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264	$11.822
Accumulation Unit Value at end of period	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264
Number of Accumulation Units outstanding at end of period (in thousands)	752	1,205	1,919	2,468	3,013	3,595	4,045	3,688	3,281	2,829
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.206	$13.181	$11.475	$11.955	$10.973	$8.551	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.612	$17.206	$13.181	$11.475	$11.955	$10.973	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	535	515	443	475	525	521	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491	$11.983	$11.586
Accumulation Unit Value at end of period	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491	$11.983
Number of Accumulation Units outstanding at end of period (in thousands)	533	776	1,062	1,322	1,728	2,179	2,533	3,311	3,558	3,109
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	197	174	135	159	107	35	—	—	—	—

43

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694	$8.099
Accumulation Unit Value at end of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Number of Accumulation Units outstanding at end of period (in thousands)	416	504	681	813	958	1,216	1,458	1,701	1,782	1,432
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.108	$10.961	$9.456	$11.180	$10.604	$7.539	$13.249	$11.228	$9.599	$8.036
Accumulation Unit Value at end of period	$12.545	$13.108	$10.961	$9.456	$11.180	$10.604	$7.539	$13.249	$11.228	$9.599
Number of Accumulation Units outstanding at end of period (in thousands)	113	156	197	244	283	345	434	591	639	562
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.592	$15.562	$13.439	$15.904	$15.100	$10.746	$18.905	$16.037	$13.724	$11.500
Accumulation Unit Value at end of period	$17.776	$18.592	$15.562	$13.439	$15.904	$15.100	$10.746	$18.905	$16.037	$13.724
Number of Accumulation Units outstanding at end of period (in thousands)	128	182	265	323	389	456	518	580	600	300
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472	$7.953
Accumulation Unit Value at end of period	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472
Number of Accumulation Units outstanding at end of period (in thousands)	397	606	991	1,350	1,599	1,906	2,051	2,107	2,114	1,482
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472	$7.953
Accumulation Unit Value at end of period	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472
Number of Accumulation Units outstanding at end of period (in thousands)	397	606	991	1,350	1,599	1,906	2,051	2,107	2,114	1,482
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.278	$10.323	$8.955	$10.645	$10.153	$7.258	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.686	$12.278	$10.323	$8.955	$10.645	$10.153	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	205	216	233	228	199	175	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943	$10.271	$8.650
Accumulation Unit Value at end of period	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943	$10.271
Number of Accumulation Units outstanding at end of period (in thousands)	420	555	740	1,013	1,320	1,681	2,064	2,413	2,472	1,856
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	114	113	96	92	63	19	—	—	—	—

44

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819	$13.607
Accumulation Unit Value at end of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Number of Accumulation Units outstanding at end of period (in thousands)	205	280	365	489	642	810	1,024	1,265	1,389	1,440
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.055	$15.904	$14.159	$14.554	$13.313	$10.743	$17.375	$17.079	$14.674	$13.501
Accumulation Unit Value at end of period	$21.121	$20.055	$15.904	$14.159	$14.554	$13.313	$10.743	$17.375	$17.079	$14.674
Number of Accumulation Units outstanding at end of period (in thousands)	63	71	94	129	179	230	285	383	499	503
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.922	$15.814	$14.094	$14.501	$13.278	$10.725	$17.364	$17.085	$14.694	$13.533
Accumulation Unit Value at end of period	$20.960	$19.922	$15.814	$14.094	$14.501	$13.278	$10.725	$17.364	$17.085	$14.694
Number of Accumulation Units outstanding at end of period (in thousands)	58	67	94	114	154	178	192	231	247	157
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481	$13.363
Accumulation Unit Value at end of period	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481
Number of Accumulation Units outstanding at end of period (in thousands)	217	332	578	747	876	1,054	1,247	1,227	1,066	917
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481	$13.363
Accumulation Unit Value at end of period	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481
Number of Accumulation Units outstanding at end of period (in thousands)	217	332	578	747	876	1,054	1,247	1,227	1,066	917
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.784	$14.978	$13.409	$13.859	$12.747	$10.343	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.674	$18.784	$14.978	$13.409	$13.859	$12.747	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	151	142	122	129	145	142	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978	$13.811	$12.783
Accumulation Unit Value at end of period	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978	$13.811
Number of Accumulation Units outstanding at end of period (in thousands)	203	259	368	471	615	794	938	1,219	1,252	1,136
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	76	65	65	47	14	—	—	—	—

45

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233	$7.007
Accumulation Unit Value at end of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Number of Accumulation Units outstanding at end of period (in thousands)	149	184	234	293	354	419	518	1,057	1,137	1,252
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.608	$8.546	$7.842	$8.381	$6.680	$4.732	$8.371	$7.654	$7.163	$6.952
Accumulation Unit Value at end of period	$12.266	$11.608	$8.546	$7.842	$8.381	$6.680	$4.732	$8.371	$7.654	$7.163
Number of Accumulation Units outstanding at end of period (in thousands)	48	70	107	136	140	156	174	202	261	246
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.916	$14.677	$13.481	$14.423	$11.506	$8.159	$14.447	$13.223	$12.387	$12.036
Accumulation Unit Value at end of period	$21.022	$19.916	$14.677	$13.481	$14.423	$11.506	$8.159	$14.447	$13.223	$12.387
Number of Accumulation Units outstanding at end of period (in thousands)	35	39	51	61	78	91	100	120	121	48
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068	$6.881
Accumulation Unit Value at end of period	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068
Number of Accumulation Units outstanding at end of period (in thousands)	145	221	391	499	569	681	710	728	649	433
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068	$6.881
Accumulation Unit Value at end of period	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068
Number of Accumulation Units outstanding at end of period (in thousands)	145	221	391	499	569	681	710	728	649	433
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.873	$8.049	$7.426	$7.981	$6.396	$4.556	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.425	$10.873	$8.049	$7.426	$7.981	$6.396	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	128	113	93	86	101	96	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476	$7.038	$6.873
Accumulation Unit Value at end of period	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476	$7.038
Number of Accumulation Units outstanding at end of period (in thousands)	136	176	223	280	404	544	702	896	985	878
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	25	19	27	19	7	—	—	—	—

46

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931	$13.901
Accumulation Unit Value at end of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Number of Accumulation Units outstanding at end of period (in thousands)	215	285	411	490	594	713	674	846	844	784
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.838	$20.474	$18.409	$18.219	$16.663	$13.439	$15.364	$14.715	$13.794	$13.792
Accumulation Unit Value at end of period	$20.921	$20.838	$20.474	$18.409	$18.219	$16.663	$13.439	$15.364	$14.715	$13.794
Number of Accumulation Units outstanding at end of period (in thousands)	51	63	69	93	122	137	148	195	162	160
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.350	$20.998	$18.900	$18.723	$17.141	$13.839	$15.837	$15.183	$14.247	$14.259
Accumulation Unit Value at end of period	$21.414	$21.350	$20.998	$18.900	$18.723	$17.141	$13.839	$15.837	$15.183	$14.247
Number of Accumulation Units outstanding at end of period (in thousands)	86	109	120	145	186	201	208	197	173	112
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612	$13.651
Accumulation Unit Value at end of period	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612
Number of Accumulation Units outstanding at end of period (in thousands)	275	352	586	741	844	1,011	1,053	861	649	546
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612	$13.651
Accumulation Unit Value at end of period	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612
Number of Accumulation Units outstanding at end of period (in thousands)	275	352	586	741	844	1,011	1,053	861	649	546
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.518	$19.282	$17.434	$17.349	$15.955	$12.939	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.488	$19.518	$19.282	$17.434	$17.349	$15.955	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	162	174	157	158	186	173	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216	$13.406	$13.485
Accumulation Unit Value at end of period	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216	$13.406
Number of Accumulation Units outstanding at end of period (in thousands)	199	304	389	480	646	854	993	1,135	967	929
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	160	145	154	124	113	32	—	—	—	—

47

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209	$12.457
Accumulation Unit Value at end of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Number of Accumulation Units outstanding at end of period (in thousands)	3	10	11	23	29	27	16	19	21	23
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.531	$14.938	$13.399	$14.559	$12.385	$7.605	$15.202	$13.256	$13.138	$12.415
Accumulation Unit Value at end of period	$21.833	$20.531	$14.938	$13.399	$14.559	$12.385	$7.605	$15.202	$13.256	$13.138
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	2	1	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.313	$14.794	$13.283	$14.447	$12.303	$7.562	$15.131	$13.207	$13.103	$12.395
Accumulation Unit Value at end of period	$21.580	$20.313	$14.794	$13.283	$14.447	$12.303	$7.562	$15.131	$13.207	$13.103
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	11	13	16	18	19	25	25	15
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034	$12.353
Accumulation Unit Value at end of period	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	7	11	30	21	28	23	24	21
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034	$12.353
Accumulation Unit Value at end of period	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	7	11	30	21	28	23	24	21
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.361	$14.164	$12.775	$13.957	$11.939	$7.371	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.476	$19.361	$14.164	$12.775	$13.957	$11.939	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	10	11	9	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.264	$14.100	$12.724	$13.908	$11.903	$7.353	$14.787	$12.972	$12.934	$12.296
Accumulation Unit Value at end of period	$20.364	$19.264	$14.100	$12.724	$13.908	$11.903	$7.353	$14.787	$12.972	$12.934
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	24	24	33	42	37	41	42	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	1	1	—	—	—	—	—	—

48

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104	$10.940
Accumulation Unit Value at end of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Number of Accumulation Units outstanding at end of period (in thousands)	103	138	177	211	270	319	396	465	535	544
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.626	$16.383	$14.205	$14.317	$11.913	$8.704	$15.079	$14.222	$11.985	$10.855
Accumulation Unit Value at end of period	$23.335	$21.626	$16.383	$14.205	$14.317	$11.913	$8.704	$15.079	$14.222	$11.985
Number of Accumulation Units outstanding at end of period (in thousands)	29	36	40	47	65	85	106	142	170	189
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.891	$22.667	$19.673	$19.848	$16.531	$12.091	$20.968	$19.796	$16.699	$15.139
Accumulation Unit Value at end of period	$32.221	$29.891	$22.667	$19.673	$19.848	$16.531	$12.091	$20.968	$19.796	$16.699
Number of Accumulation Units outstanding at end of period (in thousands)	21	28	38	39	54	66	66	81	86	56
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$29.129	$22.133	$19.248	$19.458	$16.239	$11.901	$20.680	$19.563	$16.535	$15.021
Accumulation Unit Value at end of period	$31.337	$29.129	$22.133	$19.248	$19.458	$16.239	$11.901	$20.680	$19.563	$16.535
Number of Accumulation Units outstanding at end of period (in thousands)	58	94	134	172	216	265	292	299	295	238
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$29.129	$22.133	$19.248	$19.458	$16.239	$11.901	$20.680	$19.563	$16.535	$15.021
Accumulation Unit Value at end of period	$31.337	$29.129	$22.133	$19.248	$19.458	$16.239	$11.901	$20.680	$19.563	$16.535
Number of Accumulation Units outstanding at end of period (in thousands)	58	94	134	172	216	265	292	299	295	238
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.440	$21.663	$18.887	$19.141	$16.014	$11.765	$—	$—	$—	$—
Accumulation Unit Value at end of period	$30.519	$28.440	$21.663	$18.887	$19.141	$16.014	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	44	37	34	46	48	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.299	$21.566	$18.812	$19.074	$15.966	$11.736	$20.455	$19.408	$16.454	$14.991
Accumulation Unit Value at end of period	$30.352	$28.299	$21.566	$18.812	$19.074	$15.966	$11.736	$20.455	$19.408	$16.454
Number of Accumulation Units outstanding at end of period (in thousands)	61	77	96	130	184	272	349	460	490	433
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	25	27	30	24	7	—	—	—	—

49

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856	$14.485
Accumulation Unit Value at end of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Number of Accumulation Units outstanding at end of period (in thousands)	71	93	150	191	224	264	304	385	432	292
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.019	$16.510	$14.120	$14.672	$12.899	$10.217	$16.188	$16.858	$14.776	$14.436
Accumulation Unit Value at end of period	$23.618	$22.019	$16.510	$14.120	$14.672	$12.899	$10.217	$16.188	$16.858	$14.776
Number of Accumulation Units outstanding at end of period (in thousands)	20	36	48	61	66	75	80	89	106	106
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113	$16.797	$14.737	$14.412
Accumulation Unit Value at end of period	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113	$16.797	$14.737
Number of Accumulation Units outstanding at end of period (in thousands)	92	123	161	204	268	310	333	379	391	210
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659	$14.364
Accumulation Unit Value at end of period	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659
Number of Accumulation Units outstanding at end of period (in thousands)	160	205	324	434	505	616	700	761	789	621
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659	$14.364
Accumulation Unit Value at end of period	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659
Number of Accumulation Units outstanding at end of period (in thousands)	160	205	324	434	505	616	700	761	789	621
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.764	$15.655	$13.463	$14.066	$12.434	$9.904	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.150	$20.764	$15.655	$13.463	$14.066	$12.434	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	91	87	94	106	132	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.661	$15.584	$13.409	$14.017	$12.397	$9.879	$15.746	$16.497	$14.547	$14.297
Accumulation Unit Value at end of period	$22.028	$20.661	$15.584	$13.409	$14.017	$12.397	$9.879	$15.746	$16.497	$14.547
Number of Accumulation Units outstanding at end of period (in thousands)	221	312	429	568	764	986	1,180	1,523	1,639	1,476
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	79	80	53	53	32	3	—	—	—	—

50

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	122	161	195	250	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.456	$11.245	$9.662	$10.610	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.994	$14.456	$11.245	$9.662	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	63	75	91	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.416	$11.225	$9.655	$10.609	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.934	$14.416	$11.225	$9.655	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	19	14	12	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.336	$11.184	$9.640	$10.606	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.814	$14.336	$11.184	$9.640	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	115	172	227	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.336	$11.184	$9.640	$10.606	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.814	$14.336	$11.184	$9.640	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	115	172	227	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.236	$11.134	$9.620	$10.603	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.664	$14.236	$11.134	$9.620	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	56	57	57	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.216	$11.124	$9.617	$10.602	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.635	$14.216	$11.124	$9.617	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	36	31	53	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	20	—	—	—	—	—	—

51

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327	$13.520
Accumulation Unit Value at end of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Number of Accumulation Units outstanding at end of period (in thousands)	154	188	267	305	400	514	594	728	798	866
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.791	$17.910	$15.594	$15.967	$13.401	$9.414	$16.011	$16.087	$14.187	$13.415
Accumulation Unit Value at end of period	$26.574	$23.791	$17.910	$15.594	$15.967	$13.401	$9.414	$16.011	$16.087	$14.187
Number of Accumulation Units outstanding at end of period (in thousands)	37	47	60	77	100	130	149	158	167	158
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.441	$17.664	$15.395	$15.779	$13.256	$9.322	$15.871	$15.962	$14.090	$13.337
Accumulation Unit Value at end of period	$26.157	$23.441	$17.664	$15.395	$15.779	$13.256	$9.322	$15.871	$15.962	$14.090
Number of Accumulation Units outstanding at end of period (in thousands)	55	68	84	109	138	167	190	248	248	138
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999	$13.277
Accumulation Unit Value at end of period	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999
Number of Accumulation Units outstanding at end of period (in thousands)	155	196	336	516	634	722	756	790	807	699
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999	$13.277
Accumulation Unit Value at end of period	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999
Number of Accumulation Units outstanding at end of period (in thousands)	155	196	336	516	634	722	756	790	807	699
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.284	$16.867	$14.767	$15.204	$12.831	$9.063	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.754	$22.284	$16.867	$14.767	$15.204	$12.831	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	92	91	104	125	106	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.173	$16.791	$14.708	$15.151	$12.792	$9.040	$15.469	$15.636	$13.872	$13.196
Accumulation Unit Value at end of period	$24.618	$22.173	$16.791	$14.708	$15.151	$12.792	$9.040	$15.469	$15.636	$13.872
Number of Accumulation Units outstanding at end of period (in thousands)	126	189	264	350	483	603	744	890	999	882
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	43	31	38	24	9	—	—	—	—

52

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487	$12.750
Accumulation Unit Value at end of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Number of Accumulation Units outstanding at end of period (in thousands)	74	91	119	199	99	160	189	263	279	274
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.028	$16.312	$14.763	$15.213	$13.813	$11.470	$15.089	$14.848	$13.416	$12.708
Accumulation Unit Value at end of period	$21.417	$20.028	$16.312	$14.763	$15.213	$13.813	$11.470	$15.089	$14.848	$13.416
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	26	45	13	12	17	17	15	13
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.816	$16.155	$14.635	$15.097	$13.721	$11.405	$15.019	$14.794	$13.380	$12.687
Accumulation Unit Value at end of period	$21.168	$19.816	$16.155	$14.635	$15.097	$13.721	$11.405	$15.019	$14.794	$13.380
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	16	22	20	20	25	31	26	16
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309	$12.644
Accumulation Unit Value at end of period	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309
Number of Accumulation Units outstanding at end of period (in thousands)	64	77	145	211	125	158	186	176	173	126
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309	$12.644
Accumulation Unit Value at end of period	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309
Number of Accumulation Units outstanding at end of period (in thousands)	64	77	145	211	125	158	186	176	173	126
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.887	$15.467	$14.075	$14.585	$13.315	$11.118	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.086	$18.887	$15.467	$14.075	$14.585	$13.315	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	23	21	14	46	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.793	$15.398	$14.019	$14.534	$13.275	$11.090	$14.677	$14.530	$13.207	$12.585
Accumulation Unit Value at end of period	$19.976	$18.793	$15.398	$14.019	$14.534	$13.275	$11.090	$14.677	$14.530	$13.207
Number of Accumulation Units outstanding at end of period (in thousands)	33	46	52	77	56	109	122	167	180	174
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	19	31	29	—	—	—	—	—

53

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	77	153	124	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.141	$10.618	$10.566	$10.022	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.357	$10.141	$10.618	$10.566	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	31	41	54	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.113	$10.599	$10.558	$10.021	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.318	$10.113	$10.599	$10.558	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	137	169	196	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.057	$10.561	$10.541	$10.018	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.240	$10.057	$10.561	$10.541	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	166	189	274	417	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.057	$10.561	$10.541	$10.018	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.240	$10.057	$10.561	$10.541	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	166	189	274	417	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.987	$10.514	$10.520	$10.015	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.144	$9.987	$10.514	$10.520	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	49	79	73	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.973	$10.505	$10.516	$10.015	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.124	$9.973	$10.505	$10.516	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	244	285	382	613	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	94	76	43	—	—	—	—	—	—

54

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971	$13.852
Accumulation Unit Value at end of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Number of Accumulation Units outstanding at end of period (in thousands)	91	128	189	266	312	377	425	523	570	526
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.712	$16.509	$14.685	$15.282	$13.855	$11.355	$17.038	$16.903	$14.825	$13.743
Accumulation Unit Value at end of period	$23.473	$21.712	$16.509	$14.685	$15.282	$13.855	$11.355	$17.038	$16.903	$14.825
Number of Accumulation Units outstanding at end of period (in thousands)	27	51	59	77	102	104	118	138	145	133
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888	$16.772	$14.724	$13.664
Accumulation Unit Value at end of period	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888	$16.772	$14.724
Number of Accumulation Units outstanding at end of period (in thousands)	45	69	110	133	171	203	218	251	256	154
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629	$13.603
Accumulation Unit Value at end of period	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629
Number of Accumulation Units outstanding at end of period (in thousands)	184	246	419	551	737	916	1,044	987	920	838
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629	$13.603
Accumulation Unit Value at end of period	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629
Number of Accumulation Units outstanding at end of period (in thousands)	184	246	419	551	737	916	1,044	987	920	838
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.337	$15.548	$13.907	$14.552	$13.266	$10.932	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.866	$20.337	$15.548	$13.907	$14.552	$13.266	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	113	123	130	122	130	109	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.235	$15.479	$13.851	$14.501	$13.226	$10.905	$16.461	$16.429	$14.496	$13.519
Accumulation Unit Value at end of period	$21.746	$20.235	$15.479	$13.851	$14.501	$13.226	$10.905	$16.461	$16.429	$14.496
Number of Accumulation Units outstanding at end of period (in thousands)	154	216	291	381	532	687	822	1,054	1,192	1,131
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	84	86	91	58	24	—	—	—	—

55

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	79	133	154	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.765	$11.183	$9.707	$10.188	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.766	$11.765	$11.183	$9.707	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	28	33	30	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.732	$11.163	$9.699	$10.186	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.721	$11.732	$11.163	$9.699	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	24	29	41	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.666	$11.123	$9.684	$10.184	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.633	$11.666	$11.123	$9.684	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	83	148	198	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.666	$11.123	$9.684	$10.184	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.633	$11.666	$11.123	$9.684	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	83	148	198	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.585	$11.073	$9.665	$10.181	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.523	$11.585	$11.073	$9.665	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	42	36	47	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.569	$11.063	$9.661	$10.180	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.501	$11.569	$11.063	$9.661	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	66	85	116	139	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	19	11	19	—	—	—	—	—	—

56

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794	$10.775
Accumulation Unit Value at end of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	8	10	9	5	19	20	8
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.512	$13.784	$12.560	$14.094	$11.264	$7.326	$14.017	$12.123	$11.753	$10.759
Accumulation Unit Value at end of period	$19.600	$18.512	$13.784	$12.560	$14.094	$11.264	$7.326	$14.017	$12.123	$11.753
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	2	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.332	$13.664	$12.463	$13.999	$11.199	$7.292	$13.964	$12.090	$11.732	$10.751
Accumulation Unit Value at end of period	$19.391	$18.332	$13.664	$12.463	$13.999	$11.199	$7.292	$13.964	$12.090	$11.732
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	5	6	3	2	3	3	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691	$10.734
Accumulation Unit Value at end of period	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691
Number of Accumulation Units outstanding at end of period (in thousands)	8	13	9	12	16	17	13	14	12	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691	$10.734
Accumulation Unit Value at end of period	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691
Number of Accumulation Units outstanding at end of period (in thousands)	8	13	9	12	16	17	13	14	12	6
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.546	$13.136	$12.035	$13.580	$10.913	$7.137	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.475	$17.546	$13.136	$12.035	$13.580	$10.913	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	1	5	4	4	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.460	$13.079	$11.989	$13.535	$10.882	$7.120	$13.705	$11.925	$11.630	$10.710
Accumulation Unit Value at end of period	$18.376	$17.460	$13.079	$11.989	$13.535	$10.882	$7.120	$13.705	$11.925	$11.630
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	17	21	34	35	25	24	24	21
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	1	1	—	—	—	—

57

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Core Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332	$6.322
Accumulation Unit Value at end of period	$11.385	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332
Number of Accumulation Units outstanding at end of period (in thousands)	42	71	92	143	158	138	153	281	315	328
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.125	$7.651	$6.695	$6.880	$5.970	$4.586	$7.666	$7.015	$6.270	$6.272
Accumulation Unit Value at end of period	$11.073	$10.125	$7.651	$6.695	$6.880	$5.970	$4.586	$7.666	$7.015	$6.270
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	43	42	48	61	86	93	100	111
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.306	$10.065	$8.817	$9.070	$7.878	$6.057	$10.136	$9.285	$8.307	$8.318
Accumulation Unit Value at end of period	$14.538	$13.306	$10.065	$8.817	$9.070	$7.878	$6.057	$10.136	$9.285	$8.307
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	7	7	8	13	13	9
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.754	$7.393	$6.489	$6.688	$5.821	$4.484	$7.520	$6.902	$6.188	$6.208
Accumulation Unit Value at end of period	$10.635	$9.754	$7.393	$6.489	$6.688	$5.821	$4.484	$7.520	$6.902	$6.188
Number of Accumulation Units outstanding at end of period (in thousands)	10	16	38	29	31	31	40	33	21	22
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.754	$7.393	$6.489	$6.688	$5.821	$4.484	$7.520	$6.902	$6.188	$6.208
Accumulation Unit Value at end of period	$10.635	$9.754	$7.393	$6.489	$6.688	$5.821	$4.484	$7.520	$6.902	$6.188
Number of Accumulation Units outstanding at end of period (in thousands)	10	16	38	29	31	31	40	33	21	22
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.483	$7.205	$6.340	$6.552	$5.716	$4.415	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.314	$9.483	$7.205	$6.340	$6.552	$5.716	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	31	18	21	19	27	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.480	$7.207	$6.345	$6.559	$5.726	$4.424	$7.441	$6.851	$6.160	$6.199
Accumulation Unit Value at end of period	$10.306	$9.480	$7.207	$6.345	$6.559	$5.726	$4.424	$7.441	$6.851	$6.160
Number of Accumulation Units outstanding at end of period (in thousands)	24	25	23	29	31	48	35	42	59	61
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.933	$16.715	$14.753	$15.290	$13.381	$10.365	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.784	$21.933	$16.715	$14.753	$15.290	$13.381	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	1	1	1	—	—	—	—

58

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370	$4.992
Accumulation Unit Value at end of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Number of Accumulation Units outstanding at end of period (in thousands)	38	66	80	94	119	148	202	264	331	375
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.655	$7.176	$6.218	$6.345	$5.595	$4.134	$6.719	$5.640	$5.317	$4.953
Accumulation Unit Value at end of period	$10.341	$9.655	$7.176	$6.218	$6.345	$5.595	$4.134	$6.719	$5.640	$5.317
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	38	36	49	62	75	87	90	102
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.229	$10.586	$9.182	$9.379	$8.280	$6.123	$9.962	$8.371	$7.899	$7.366
Accumulation Unit Value at end of period	$15.226	$14.229	$10.586	$9.182	$9.379	$8.280	$6.123	$9.962	$8.371	$7.899
Number of Accumulation Units outstanding at end of period (in thousands)	5	11	11	12	18	22	22	34	34	11
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247	$4.902
Accumulation Unit Value at end of period	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247
Number of Accumulation Units outstanding at end of period (in thousands)	52	79	119	145	175	229	240	215	77	73
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247	$4.902
Accumulation Unit Value at end of period	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247
Number of Accumulation Units outstanding at end of period (in thousands)	52	79	119	145	175	229	240	215	77	73
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.043	$6.758	$5.888	$6.042	$5.357	$3.980	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.632	$9.043	$6.758	$5.888	$6.042	$5.357	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	17	13	16	19	26	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435	$5.154	$4.830
Accumulation Unit Value at end of period	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435	$5.154
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	32	39	74	114	121	139	127	104
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	2	—	—	—	—	—	—

59

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Growth Stock Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393	$6.211
Accumulation Unit Value at end of period	$11.327	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393
Number of Accumulation Units outstanding at end of period (in thousands)	41	56	74	79	97	102	125	171	205	213
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.053	$7.848	$6.824	$6.901	$6.241	$4.549	$7.330	$6.695	$6.330	$6.162
Accumulation Unit Value at end of period	$11.016	$10.053	$7.848	$6.824	$6.901	$6.241	$4.549	$7.330	$6.695	$6.330
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	13	13	12	13	18	25	39	73
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.340	$9.643	$8.393	$8.497	$7.692	$5.612	$9.051	$8.276	$7.833	$7.632
Accumulation Unit Value at end of period	$13.508	$12.340	$9.643	$8.393	$8.497	$7.692	$5.612	$9.051	$8.276	$7.833
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	18	18	31	39	41	44	47	13
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.685	$7.583	$6.614	$6.709	$6.085	$4.449	$7.190	$6.587	$6.247	$6.099
Accumulation Unit Value at end of period	$10.581	$9.685	$7.583	$6.614	$6.709	$6.085	$4.449	$7.190	$6.587	$6.247
Number of Accumulation Units outstanding at end of period (in thousands)	9	24	52	73	91	123	141	138	118	89
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.685	$7.583	$6.614	$6.709	$6.085	$4.449	$7.190	$6.587	$6.247	$6.099
Accumulation Unit Value at end of period	$10.581	$9.685	$7.583	$6.614	$6.709	$6.085	$4.449	$7.190	$6.587	$6.247
Number of Accumulation Units outstanding at end of period (in thousands)	9	24	52	73	91	123	141	138	118	89
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.416	$7.391	$6.462	$6.572	$5.976	$4.379	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.261	$9.416	$7.391	$6.462	$6.572	$5.976	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	20	21	10	7	12	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.112	$7.156	$6.260	$6.369	$5.794	$4.249	$6.887	$6.328	$6.020	$5.895
Accumulation Unit Value at end of period	$9.925	$9.112	$7.156	$6.260	$6.369	$5.794	$4.249	$6.887	$6.328	$6.020
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	24	41	68	92	75	102	121	117
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.431	$16.873	$14.797	$15.092	$13.765	$10.118	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.284	$21.431	$16.873	$14.797	$15.092	$13.765	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—

60

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873	$8.393
Accumulation Unit Value at end of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Number of Accumulation Units outstanding at end of period (in thousands)	43	67	98	137	204	237	265	343	383	551
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.883	$10.694	$9.126	$9.490	$8.688	$6.964	$10.585	$9.761	$8.786	$8.328
Accumulation Unit Value at end of period	$15.151	$13.883	$10.694	$9.126	$9.490	$8.688	$6.964	$10.585	$9.761	$8.786
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	27	34	39	54	68	77	115	123
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.613	$10.496	$8.967	$9.333	$8.553	$6.863	$10.442	$9.638	$8.685	$8.240
Accumulation Unit Value at end of period	$14.842	$13.613	$10.496	$8.967	$9.333	$8.553	$6.863	$10.442	$9.638	$8.685
Number of Accumulation Units outstanding at end of period (in thousands)	29	39	63	79	105	123	125	143	148	79
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670	$8.243
Accumulation Unit Value at end of period	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670
Number of Accumulation Units outstanding at end of period (in thousands)	58	83	143	204	261	309	328	332	326	244
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670	$8.243
Accumulation Unit Value at end of period	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670
Number of Accumulation Units outstanding at end of period (in thousands)	58	83	143	204	261	309	328	332	326	244
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.003	$10.071	$8.642	$9.036	$8.319	$6.704	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.113	$13.003	$10.071	$8.642	$9.036	$8.319	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	35	48	46	28	26	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291	$8.414	$8.023
Accumulation Unit Value at end of period	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291	$8.414
Number of Accumulation Units outstanding at end of period (in thousands)	72	84	100	163	225	294	307	350	380	306
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	16	12	8	3	—	—	—	—

61

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089	$12.923
Accumulation Unit Value at end of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Number of Accumulation Units outstanding at end of period (in thousands)	404	523	697	897	1,155	1,493	1,848	2,234	2,473	2,615
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.966	$15.350	$14.034	$14.026	$12.978	$11.184	$14.609	$14.258	$12.961	$12.822
Accumulation Unit Value at end of period	$19.164	$17.966	$15.350	$14.034	$14.026	$12.978	$11.184	$14.609	$14.258	$12.961
Number of Accumulation Units outstanding at end of period (in thousands)	160	182	171	217	259	343	410	513	604	669
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.637	$15.084	$13.804	$13.810	$12.791	$11.034	$14.428	$14.096	$12.826	$12.701
Accumulation Unit Value at end of period	$18.794	$17.637	$15.084	$13.804	$13.810	$12.791	$11.034	$14.428	$14.096	$12.826
Number of Accumulation Units outstanding at end of period (in thousands)	153	175	215	262	323	365	418	477	504	328
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790	$12.691
Accumulation Unit Value at end of period	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790
Number of Accumulation Units outstanding at end of period (in thousands)	332	515	817	1,061	1,273	1,546	1,789	1,731	1,608	1,307
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790	$12.691
Accumulation Unit Value at end of period	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790
Number of Accumulation Units outstanding at end of period (in thousands)	332	515	817	1,061	1,273	1,546	1,789	1,731	1,608	1,307
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.828	$14.457	$13.290	$13.356	$12.426	$10.767	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.852	$16.828	$14.457	$13.290	$13.356	$12.426	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	237	238	207	212	218	258	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007	$11.895	$11.838
Accumulation Unit Value at end of period	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007	$11.895
Number of Accumulation Units outstanding at end of period (in thousands)	277	405	530	659	910	1,114	1,332	1,769	1,891	1,771
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	131	94	63	88	57	6	—	—	—	—

62

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745	$7.497
Accumulation Unit Value at end of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Number of Accumulation Units outstanding at end of period (in thousands)	36	52	73	86	190	135	139	182	199	346
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.512	$11.487	$10.795	$11.829	$9.083	$5.773	$11.335	$9.400	$8.659	$7.439
Accumulation Unit Value at end of period	$15.371	$15.512	$11.487	$10.795	$11.829	$9.083	$5.773	$11.335	$9.400	$8.659
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	9	27	12	16	18	24	28	28
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.284	$11.329	$10.657	$11.690	$8.985	$5.716	$11.236	$9.327	$8.601	$7.396
Accumulation Unit Value at end of period	$15.129	$15.284	$11.329	$10.657	$11.690	$8.985	$5.716	$11.236	$9.327	$8.601
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	24	26	19	13	13	24	25	20
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545	$7.363
Accumulation Unit Value at end of period	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545
Number of Accumulation Units outstanding at end of period (in thousands)	22	55	75	92	101	131	116	89	59	52
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545	$7.363
Accumulation Unit Value at end of period	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545
Number of Accumulation Units outstanding at end of period (in thousands)	22	55	75	92	101	131	116	89	59	52
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.530	$10.818	$10.223	$11.264	$8.697	$5.558	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.318	$14.530	$10.818	$10.223	$11.264	$8.697	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	20	20	27	14	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.457	$10.770	$10.182	$11.225	$8.670	$5.544	$10.951	$9.137	$8.467	$7.317
Accumulation Unit Value at end of period	$14.239	$14.457	$10.770	$10.182	$11.225	$8.670	$5.544	$10.951	$9.137	$8.467
Number of Accumulation Units outstanding at end of period (in thousands)	29	46	75	94	113	87	84	175	98	66
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	6	3	3	1	—	—	—	—	—

63

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251	$10.155
Accumulation Unit Value at end of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Number of Accumulation Units outstanding at end of period (in thousands)	229	327	436	505	526	669	1,402	769	648	642
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.888	$10.057	$10.228	$10.402	$10.579	$10.759	$10.715	$10.413	$10.151	$10.075
Accumulation Unit Value at end of period	$9.723	$9.888	$10.057	$10.228	$10.402	$10.579	$10.759	$10.715	$10.413	$10.151
Number of Accumulation Units outstanding at end of period (in thousands)	87	109	121	152	192	447	323	213	214	181
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.743	$9.919	$10.097	$10.280	$10.466	$10.654	$10.621	$10.332	$10.082	$10.017
Accumulation Unit Value at end of period	$9.570	$9.743	$9.919	$10.097	$10.280	$10.466	$10.654	$10.621	$10.332	$10.082
Number of Accumulation Units outstanding at end of period (in thousands)	213	169	241	185	211	282	364	87	101	25
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017	$9.972
Accumulation Unit Value at end of period	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017
Number of Accumulation Units outstanding at end of period (in thousands)	528	672	817	919	960	1,422	2,725	923	729	152
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017	$9.972
Accumulation Unit Value at end of period	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017
Number of Accumulation Units outstanding at end of period (in thousands)	528	672	817	919	960	1,422	2,725	923	729	152
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.261	$9.471	$9.686	$9.905	$10.129	$10.359	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.056	$9.261	$9.471	$9.686	$9.905	$10.129	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	182	120	83	114	176	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.215	$9.429	$9.647	$9.870	$10.099	$10.333	$10.352	$10.121	$9.926	$9.911
Accumulation Unit Value at end of period	$9.007	$9.215	$9.429	$9.647	$9.870	$10.099	$10.333	$10.352	$10.121	$9.926
Number of Accumulation Units outstanding at end of period (in thousands)	308	409	514	612	838	1,306	2,540	1,401	1,307	368
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	100	362	87	95	34	—	—	—	—

64

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181	$13.651
Accumulation Unit Value at end of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	39	49	67	103	82	112	154	165
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.613	$23.171	$20.783	$25.068	$21.639	$12.699	$27.262	$21.481	$17.012	$13.544
Accumulation Unit Value at end of period	$20.434	$22.613	$23.171	$20.783	$25.068	$21.639	$12.699	$27.262	$21.481	$17.012
Number of Accumulation Units outstanding at end of period (in thousands)	7	11	11	16	23	23	25	32	31	23
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.989	$21.528	$19.329	$23.337	$20.165	$11.846	$25.456	$20.078	$15.917	$12.685
Accumulation Unit Value at end of period	$18.947	$20.989	$21.528	$19.329	$23.337	$20.165	$11.846	$25.456	$20.078	$15.917
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	29	33	48	53	51	67	65	28
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788	$13.406
Accumulation Unit Value at end of period	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788
Number of Accumulation Units outstanding at end of period (in thousands)	41	94	177	208	260	297	204	208	140	108
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788	$13.406
Accumulation Unit Value at end of period	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788
Number of Accumulation Units outstanding at end of period (in thousands)	41	94	177	208	260	297	204	208	140	108
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.181	$21.823	$19.682	$23.871	$20.719	$12.226	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.034	$21.181	$21.823	$19.682	$23.871	$20.719	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	43	39	30	28	33	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563	$18.773	$15.036
Accumulation Unit Value at end of period	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563	$18.773
Number of Accumulation Units outstanding at end of period (in thousands)	33	51	78	85	142	165	203	226	215	182
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	22	12	12	14	3	—	—	—	—

65

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718	$11.859
Accumulation Unit Value at end of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Number of Accumulation Units outstanding at end of period (in thousands)	81	109	145	189	236	284	324	429	483	541
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.395	$12.747	$10.709	$11.710	$11.091	$8.605	$15.175	$15.081	$12.593	$11.766
Accumulation Unit Value at end of period	$15.665	$16.395	$12.747	$10.709	$11.710	$11.091	$8.605	$15.175	$15.081	$12.593
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	17	24	33	35	52	86	93	85
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.823	$13.093	$11.011	$12.052	$11.426	$8.873	$15.665	$15.583	$13.026	$12.182
Accumulation Unit Value at end of period	$16.057	$16.823	$13.093	$11.011	$12.052	$11.426	$8.873	$15.665	$15.583	$13.026
Number of Accumulation Units outstanding at end of period (in thousands)	60	63	76	93	106	123	132	161	169	91
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427	$11.646
Accumulation Unit Value at end of period	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427
Number of Accumulation Units outstanding at end of period (in thousands)	111	146	294	395	467	563	645	656	620	501
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427	$11.646
Accumulation Unit Value at end of period	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427
Number of Accumulation Units outstanding at end of period (in thousands)	111	146	294	395	467	563	645	656	620	501
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.356	$12.005	$10.142	$11.151	$10.619	$8.284	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.592	$15.356	$12.005	$10.142	$11.151	$10.619	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	47	52	32	29	42	57	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000	$12.601	$11.845
Accumulation Unit Value at end of period	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000	$12.601
Number of Accumulation Units outstanding at end of period (in thousands)	57	88	140	198	252	316	380	467	523	429
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	12	10	5	4	—	—	—	—

66

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.084	$9.893	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.686	$10.084	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	126	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.074	$9.889	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.653	$10.074	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.069	$9.887	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.637	$10.069	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.059	$9.883	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.605	$10.059	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	60	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.059	$9.883	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.605	$10.059	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	60	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.046	$9.878	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.565	$10.046	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.043	$9.877	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.557	$10.043	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	66	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	40	—	—	—	—	—	—	—	—

67

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136	$12.795
Accumulation Unit Value at end of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Number of Accumulation Units outstanding at end of period (in thousands)	262	352	486	593	748	950	1,146	1,542	1,671	1,746
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.100	$15.407	$14.320	$13.787	$13.088	$12.141	$13.753	$13.265	$13.007	$12.695
Accumulation Unit Value at end of period	$16.011	$15.100	$15.407	$14.320	$13.787	$13.088	$12.141	$13.753	$13.265	$13.007
Number of Accumulation Units outstanding at end of period (in thousands)	144	155	159	178	183	214	201	268	292	274
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.419	$15.749	$14.652	$14.120	$13.418	$12.460	$14.128	$13.641	$13.389	$13.081
Accumulation Unit Value at end of period	$16.334	$15.419	$15.749	$14.652	$14.120	$13.418	$12.460	$14.128	$13.641	$13.389
Number of Accumulation Units outstanding at end of period (in thousands)	93	116	132	151	199	241	213	250	254	207
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.026	$15.378	$14.335	$13.843	$13.181	$12.264	$13.934	$13.480	$13.258	$12.979
Accumulation Unit Value at end of period	$15.885	$15.026	$15.378	$14.335	$13.843	$13.181	$12.264	$13.934	$13.480	$13.258
Number of Accumulation Units outstanding at end of period (in thousands)	176	265	418	557	768	1,058	995	937	892	782
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.026	$15.378	$14.335	$13.843	$13.181	$12.264	$13.934	$13.480	$13.258	$12.979
Accumulation Unit Value at end of period	$15.885	$15.026	$15.378	$14.335	$13.843	$13.181	$12.264	$13.934	$13.480	$13.258
Number of Accumulation Units outstanding at end of period (in thousands)	176	265	418	557	768	1,058	995	937	892	782
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.668	$15.049	$14.064	$13.615	$12.996	$12.123	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.468	$14.668	$15.049	$14.064	$13.615	$12.996	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	125	141	127	126	114	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.595	$14.982	$14.008	$13.567	$12.957	$12.092	$13.780	$13.371	$13.190	$12.951
Accumulation Unit Value at end of period	$15.383	$14.595	$14.982	$14.008	$13.567	$12.957	$12.092	$13.780	$13.371	$13.190
Number of Accumulation Units outstanding at end of period (in thousands)	198	238	332	450	592	756	759	1,038	1,046	960
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.275	$12.632	$11.841	$11.497	$11.007	$10.299	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	110	120	114	89	66	12	—	—	—	—

68

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Emerging Market Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779	$16.078
Accumulation Unit Value at end of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Number of Accumulation Units outstanding at end of period (in thousands)	14	23	32	41	45	45	41	48	62	57
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.392	$28.304	$24.405	$23.192	$21.495	$16.791	$20.087	$19.179	$17.605	$15.952
Accumulation Unit Value at end of period	$25.695	$25.392	$28.304	$24.405	$23.192	$21.495	$16.791	$20.087	$19.179	$17.605
Number of Accumulation Units outstanding at end of period (in thousands)	6	11	12	16	23	21	25	26	27	24
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.012	$32.372	$27.941	$26.579	$24.659	$19.281	$23.090	$22.068	$20.277	$18.392
Accumulation Unit Value at end of period	$29.329	$29.012	$32.372	$27.941	$26.579	$24.659	$19.281	$23.090	$22.068	$20.277
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	9	10	11	10	11	10	9	11
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.272	$31.609	$27.337	$26.057	$24.223	$18.978	$22.773	$21.808	$20.078	$18.248
Accumulation Unit Value at end of period	$28.524	$28.272	$31.609	$27.337	$26.057	$24.223	$18.978	$22.773	$21.808	$20.078
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	24	31	47	51	35	36	38	28
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.272	$31.609	$27.337	$26.057	$24.223	$18.978	$22.773	$21.808	$20.078	$18.248
Accumulation Unit Value at end of period	$28.524	$28.272	$31.609	$27.337	$26.057	$24.223	$18.978	$22.773	$21.808	$20.078
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	24	31	47	51	35	36	38	28
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.604	$30.939	$26.825	$25.632	$23.888	$18.763	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.780	$27.604	$30.939	$26.825	$25.632	$23.888	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	7	8	18	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.466	$30.800	$26.718	$25.543	$23.816	$18.716	$22.525	$21.636	$19.980	$18.213
Accumulation Unit Value at end of period	$27.628	$27.466	$30.800	$26.718	$25.543	$23.816	$18.716	$22.525	$21.636	$19.980
Number of Accumulation Units outstanding at end of period (in thousands)	16	20	29	34	56	65	63	75	80	63
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	17	11	10	—	—	—	—	—

69

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968	$9.834
Accumulation Unit Value at end of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	49	71	90	95	114	130	164	100
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.381	$18.890	$16.018	$19.921	$17.024	$10.195	$23.908	$17.314	$12.841	$9.757
Accumulation Unit Value at end of period	$17.260	$18.381	$18.890	$16.018	$19.921	$17.024	$10.195	$23.908	$17.314	$12.841
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	17	18	34	33	31	41	33	33
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.466	$24.139	$20.489	$25.509	$21.821	$13.080	$30.705	$22.258	$16.524	$12.569
Accumulation Unit Value at end of period	$22.013	$23.466	$24.139	$20.489	$25.509	$21.821	$13.080	$30.705	$22.258	$16.524
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	14	17	21	29	36	40	45	30
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.867	$23.571	$20.047	$25.008	$21.435	$12.875	$30.283	$21.996	$16.362	$12.471
Accumulation Unit Value at end of period	$21.408	$22.867	$23.571	$20.047	$25.008	$21.435	$12.875	$30.283	$21.996	$16.362
Number of Accumulation Units outstanding at end of period (in thousands)	23	29	37	55	76	90	67	83	60	42
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.867	$23.571	$20.047	$25.008	$21.435	$12.875	$30.283	$21.996	$16.362	$12.471
Accumulation Unit Value at end of period	$21.408	$22.867	$23.571	$20.047	$25.008	$21.435	$12.875	$30.283	$21.996	$16.362
Number of Accumulation Units outstanding at end of period (in thousands)	23	29	37	55	76	90	67	83	60	42
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.323	$23.067	$19.667	$24.596	$21.135	$12.726	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.846	$22.323	$23.067	$19.667	$24.596	$21.135	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	21	19	13	19	17	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.212	$22.964	$19.589	$24.510	$21.072	$12.694	$29.949	$21.819	$16.279	$12.445
Accumulation Unit Value at end of period	$20.732	$22.212	$22.964	$19.589	$24.510	$21.072	$12.694	$29.949	$21.819	$16.279
Number of Accumulation Units outstanding at end of period (in thousands)	17	26	36	47	81	102	104	123	125	94
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	5	5	7	5	2	—	—	—	—

70

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992	$13.591
Accumulation Unit Value at end of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Number of Accumulation Units outstanding at end of period (in thousands)	24	29	48	68	65	72	67	110	110	78
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.499	$23.375	$20.568	$19.185	$17.110	$13.432	$19.227	$17.814	$14.912	$13.546
Accumulation Unit Value at end of period	$28.255	$27.499	$23.375	$20.568	$19.185	$17.110	$13.432	$19.227	$17.814	$14.912
Number of Accumulation Units outstanding at end of period (in thousands)	10	15	17	28	27	30	50	54	57	42
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.207	$23.150	$20.391	$19.038	$16.997	$13.357	$19.138	$17.749	$14.873	$13.523
Accumulation Unit Value at end of period	$27.927	$27.207	$23.150	$20.391	$19.038	$16.997	$13.357	$19.138	$17.749	$14.873
Number of Accumulation Units outstanding at end of period (in thousands)	20	49	60	86	107	129	140	154	136	53
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793	$13.478
Accumulation Unit Value at end of period	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793
Number of Accumulation Units outstanding at end of period (in thousands)	56	71	116	170	193	217	254	299	312	254
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793	$13.478
Accumulation Unit Value at end of period	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793
Number of Accumulation Units outstanding at end of period (in thousands)	56	71	116	170	193	217	254	299	312	254
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.932	$22.165	$19.611	$18.393	$16.494	$13.020	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.499	$25.932	$22.165	$19.611	$18.393	$16.494	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	22	21	22	18	14	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.803	$22.065	$19.533	$18.328	$16.445	$12.988	$18.703	$17.433	$14.680	$13.415
Accumulation Unit Value at end of period	$26.354	$25.803	$22.065	$19.533	$18.328	$16.445	$12.988	$18.703	$17.433	$14.680
Number of Accumulation Units outstanding at end of period (in thousands)	67	82	104	133	225	302	362	458	473	442
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	39	37	56	43	—	—	—	—	—

71

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Infrastructure Portfolio (a)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.699	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.456	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	111	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.694	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.435	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.691	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.424	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.686	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.404	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.686	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.404	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.679	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.373	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—

72

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	330	440	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.086	$11.216	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.649	$13.086	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	88	94	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.080	$11.214	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.628	$13.080	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	129	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.066	$11.209	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.587	$13.066	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	299	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.066	$11.209	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.587	$13.066	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	299	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.050	$11.203	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.536	$13.050	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	124	131	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.046	$11.202	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.526	$13.046	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	226	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	90	—	—	—	—	—	—	—	—

73

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501	$11.241
Accumulation Unit Value at end of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	61	70	79	87	104	106	133	62
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.831	$14.741	$13.071	$14.565	$11.706	$8.119	$13.865	$13.697	$12.457	$11.225
Accumulation Unit Value at end of period	$21.029	$24.831	$14.741	$13.071	$14.565	$11.706	$8.119	$13.865	$13.697	$12.457
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	14	23	24	25	26	26	25	20
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.590	$14.613	$12.971	$14.467	$11.639	$8.081	$13.813	$13.659	$12.435	$11.216
Accumulation Unit Value at end of period	$20.804	$24.590	$14.613	$12.971	$14.467	$11.639	$8.081	$13.813	$13.659	$12.435
Number of Accumulation Units outstanding at end of period (in thousands)	21	28	51	63	91	111	127	132	139	62
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392	$11.199
Accumulation Unit Value at end of period	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392
Number of Accumulation Units outstanding at end of period (in thousands)	51	73	122	183	217	251	300	297	334	231
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392	$11.199
Accumulation Unit Value at end of period	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392
Number of Accumulation Units outstanding at end of period (in thousands)	51	73	122	183	217	251	300	297	334	231
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.535	$14.049	$12.526	$14.034	$11.341	$7.910	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.821	$23.535	$14.049	$12.526	$14.034	$11.341	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	31	37	36	16	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.421	$13.987	$12.478	$13.987	$11.309	$7.891	$13.556	$13.472	$12.327	$11.174
Accumulation Unit Value at end of period	$19.715	$23.421	$13.987	$12.478	$13.987	$11.309	$7.891	$13.556	$13.472	$12.327
Number of Accumulation Units outstanding at end of period (in thousands)	59	69	118	174	248	318	382	383	418	303
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	26	18	13	8	1	—	—	—	—

74

Series IV

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451	$8.072
Accumulation Unit Value at end of period	$16.514	$16.385	$12.875	$10.664	$11.881	$10.793	$7.699	$12.685	$11.212	$9.451
Number of Accumulation Units outstanding at end of period (in thousands)	190	218	261	336	429	509	657	1,133	1,204	1,207
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.967	$12.572	$10.433	$11.647	$10.602	$7.578	$12.511	$11.080	$9.358	$8.003
Accumulation Unit Value at end of period	$16.061	$15.967	$12.572	$10.433	$11.647	$10.602	$7.578	$12.511	$11.080	$9.358
Number of Accumulation Units outstanding at end of period (in thousands)	52	64	73	90	144	163	186	307	320	288
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$22.165	$17.470	$14.513	$16.218	$14.777	$10.572	$17.472	$15.489	$13.096	$11.207
Accumulation Unit Value at end of period	$22.273	$22.165	$17.470	$14.513	$16.218	$14.777	$10.572	$17.472	$15.489	$13.096
Number of Accumulation Units outstanding at end of period (in thousands)	42	48	68	77	83	99	129	139	136	75
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235	$7.913
Accumulation Unit Value at end of period	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235
Number of Accumulation Units outstanding at end of period (in thousands)	189	265	577	701	840	913	966	805	638	464
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235	$7.913
Accumulation Unit Value at end of period	$15.426	$15.382	$12.148	$10.112	$11.323	$10.337	$7.411	$12.272	$10.901	$9.235
Number of Accumulation Units outstanding at end of period (in thousands)	189	265	577	701	840	913	966	805	638	464
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.955	$11.840	$9.880	$11.091	$10.151	$7.296	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.960	$14.955	$11.840	$9.880	$11.091	$10.151	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	309	295	105	127	135	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745	$9.980	$8.569
Accumulation Unit Value at end of period	$16.227	$16.229	$12.856	$10.733	$12.054	$11.038	$7.937	$13.183	$11.745	$9.980
Number of Accumulation Units outstanding at end of period (in thousands)	108	161	229	277	335	435	488	612	599	489
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.456	$17.038	$14.260	$16.056	$14.739	$10.625	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.399	$21.456	$17.038	$14.260	$16.056	$14.739	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	33	30	25	32	32	8	—	—	—	—

75

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Global Small Capitalization Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559	$10.155
Accumulation Unit Value at end of period	$18.988	$18.874	$14.936	$12.829	$16.107	$13.356	$8.406	$18.359	$15.348	$12.559
Number of Accumulation Units outstanding at end of period (in thousands)	75	102	120	144	181	229	284	361	436	426
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.393	$14.584	$12.552	$15.790	$13.120	$8.274	$18.107	$15.167	$12.436	$10.069
Accumulation Unit Value at end of period	$18.466	$18.393	$14.584	$12.552	$15.790	$13.120	$8.274	$18.107	$15.167	$12.436
Number of Accumulation Units outstanding at end of period (in thousands)	21	31	34	47	75	87	92	123	141	144
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.945	$19.799	$17.058	$21.480	$17.866	$11.277	$24.705	$20.715	$17.002	$13.775
Accumulation Unit Value at end of period	$25.020	$24.945	$19.799	$17.058	$21.480	$17.866	$11.277	$24.705	$20.715	$17.002
Number of Accumulation Units outstanding at end of period (in thousands)	21	35	51	63	75	87	90	101	101	58
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272	$9.956
Accumulation Unit Value at end of period	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272
Number of Accumulation Units outstanding at end of period (in thousands)	83	115	204	260	348	405	399	421	419	334
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272	$9.956
Accumulation Unit Value at end of period	$17.737	$17.719	$14.092	$12.165	$15.350	$12.793	$8.091	$17.761	$14.922	$12.272
Number of Accumulation Units outstanding at end of period (in thousands)	83	115	204	260	348	405	399	421	419	334
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.227	$13.735	$11.887	$15.036	$12.562	$7.965	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.201	$17.227	$13.735	$11.887	$15.036	$12.562	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	34	46	30	31	54	55	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942	$12.325	$10.019
Accumulation Unit Value at end of period	$17.339	$17.374	$13.859	$12.000	$15.187	$12.694	$8.053	$17.731	$14.942	$12.325
Number of Accumulation Units outstanding at end of period (in thousands)	75	95	153	178	250	294	330	390	412	312
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.585	$18.060	$15.677	$19.890	$16.668	$10.600	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.483	$22.585	$18.060	$15.677	$19.890	$16.668	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	19	9	9	5	5	—	—	—	—

76

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210	$7.754
Accumulation Unit Value at end of period	$14.716	$13.767	$10.742	$9.249	$9.809	$8.390	$6.109	$11.068	$10.000	$9.210
Number of Accumulation Units outstanding at end of period (in thousands)	1,063	1,324	1,705	2,163	2,647	3,240	4,030	5,101	5,624	5,903
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.416	$10.489	$9.049	$9.616	$8.241	$6.013	$10.916	$9.883	$9.120	$7.688
Accumulation Unit Value at end of period	$14.312	$13.416	$10.489	$9.049	$9.616	$8.241	$6.013	$10.916	$9.883	$9.120
Number of Accumulation Units outstanding at end of period (in thousands)	429	571	718	879	1,069	1,302	1,470	1,809	2,035	2,116
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.999	$14.868	$12.841	$13.658	$11.717	$8.557	$15.551	$14.093	$13.019	$10.983
Accumulation Unit Value at end of period	$20.248	$18.999	$14.868	$12.841	$13.658	$11.717	$8.557	$15.551	$14.093	$13.019
Number of Accumulation Units outstanding at end of period (in thousands)	247	367	468	575	695	786	888	957	1,013	577
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000	$7.602
Accumulation Unit Value at end of period	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000
Number of Accumulation Units outstanding at end of period (in thousands)	1,050	1,651	2,849	3,666	4,525	5,456	5,988	5,490	4,935	4,155
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000	$7.602
Accumulation Unit Value at end of period	$13.747	$12.925	$10.135	$8.771	$9.348	$8.035	$5.880	$10.707	$9.723	$9.000
Number of Accumulation Units outstanding at end of period (in thousands)	1,050	1,651	2,849	3,666	4,525	5,456	5,988	5,490	4,935	4,155
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.566	$9.878	$8.570	$9.156	$7.891	$5.789	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.332	$12.566	$9.878	$8.570	$9.156	$7.891	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	764	734	670	662	702	708	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574	$8.888	$7.523
Accumulation Unit Value at end of period	$13.215	$12.462	$9.801	$8.507	$9.094	$7.841	$5.755	$10.511	$9.574	$8.888
Number of Accumulation Units outstanding at end of period (in thousands)	986	1,341	1,813	2,329	3,061	4,038	4,917	5,762	6,010	5,423
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.095	$17.421	$15.159	$16.245	$14.041	$10.332	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.371	$22.095	$17.421	$15.159	$16.245	$14.041	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	196	195	163	185	121	36	—	—	—	—

77

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds Growth-Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551	$11.511
Accumulation Unit Value at end of period	$20.545	$18.851	$14.334	$12.385	$12.807	$11.667	$9.024	$14.739	$14.244	$12.551
Number of Accumulation Units outstanding at end of period (in thousands)	840	1,015	1,302	1,599	1,921	2,371	2,947	3,902	4,384	4,704
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.370	$13.996	$12.117	$12.555	$11.460	$8.882	$14.537	$14.076	$12.428	$11.413
Accumulation Unit Value at end of period	$19.981	$18.370	$13.996	$12.117	$12.555	$11.460	$8.882	$14.537	$14.076	$12.428
Number of Accumulation Units outstanding at end of period (in thousands)	331	405	481	584	724	865	1,022	1,303	1,458	1,525
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.709	$13.506	$11.705	$12.140	$11.093	$8.606	$14.098	$13.665	$12.077	$11.098
Accumulation Unit Value at end of period	$19.243	$17.709	$13.506	$11.705	$12.140	$11.093	$8.606	$14.098	$13.665	$12.077
Number of Accumulation Units outstanding at end of period (in thousands)	239	346	436	526	612	685	761	857	887	491
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264	$11.285
Accumulation Unit Value at end of period	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264
Number of Accumulation Units outstanding at end of period (in thousands)	752	1,205	1,919	2,468	3,013	3,595	4,045	3,688	3,281	2,829
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264	$11.285
Accumulation Unit Value at end of period	$19.192	$17.697	$13.524	$11.744	$12.205	$11.174	$8.686	$14.259	$13.849	$12.264
Number of Accumulation Units outstanding at end of period (in thousands)	752	1,205	1,919	2,468	3,013	3,595	4,045	3,688	3,281	2,829
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.206	$13.181	$11.475	$11.955	$10.973	$8.551	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.612	$17.206	$13.181	$11.475	$11.955	$10.973	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	535	515	443	475	525	521	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491	$11.983	$11.049
Accumulation Unit Value at end of period	$18.253	$16.882	$12.940	$11.270	$11.748	$10.788	$8.411	$13.849	$13.491	$11.983
Number of Accumulation Units outstanding at end of period (in thousands)	533	776	1,062	1,322	1,728	2,179	2,533	3,311	3,558	3,109
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.363	$15.647	$13.663	$14.277	$13.144	$10.273	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.962	$20.363	$15.647	$13.663	$14.277	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	197	174	135	159	107	35	—	—	—	—

78

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
American Funds International Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694	$7.869
Accumulation Unit Value at end of period	$12.900	$13.451	$11.226	$9.665	$11.404	$10.795	$7.659	$13.434	$11.362	$9.694
Number of Accumulation Units outstanding at end of period (in thousands)	416	504	681	813	958	1,216	1,458	1,701	1,782	1,432
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.108	$10.961	$9.456	$11.180	$10.604	$7.539	$13.249	$11.228	$9.599	$7.803
Accumulation Unit Value at end of period	$12.545	$13.108	$10.961	$9.456	$11.180	$10.604	$7.539	$13.249	$11.228	$9.599
Number of Accumulation Units outstanding at end of period (in thousands)	113	156	197	244	283	345	434	591	639	562
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.592	$15.562	$13.439	$15.904	$15.100	$10.746	$18.905	$16.037	$13.724	$11.163
Accumulation Unit Value at end of period	$17.776	$18.592	$15.562	$13.439	$15.904	$15.100	$10.746	$18.905	$16.037	$13.724
Number of Accumulation Units outstanding at end of period (in thousands)	128	182	265	323	389	456	518	580	600	300
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472	$7.715
Accumulation Unit Value at end of period	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472
Number of Accumulation Units outstanding at end of period (in thousands)	397	606	991	1,350	1,599	1,906	2,051	2,107	2,114	1,482
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472	$7.715
Accumulation Unit Value at end of period	$12.050	$12.628	$10.592	$9.165	$10.868	$10.339	$7.372	$12.996	$11.047	$9.472
Number of Accumulation Units outstanding at end of period (in thousands)	397	606	991	1,350	1,599	1,906	2,051	2,107	2,114	1,482
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.278	$10.323	$8.955	$10.645	$10.153	$7.258	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.686	$12.278	$10.323	$8.955	$10.645	$10.153	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	205	216	233	228	199	175	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943	$10.271	$8.383
Accumulation Unit Value at end of period	$12.718	$13.369	$11.247	$9.761	$11.609	$11.078	$7.923	$14.008	$11.943	$10.271
Number of Accumulation Units outstanding at end of period (in thousands)	420	555	740	1,013	1,320	1,681	2,064	2,413	2,472	1,856
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.935	$15.126	$13.160	$15.691	$15.011	$10.762	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.020	$17.935	$15.126	$13.160	$15.691	$15.011	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	114	113	96	92	63	19	—	—	—	—

79

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Franklin Mutual Shares VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819	$13.474
Accumulation Unit Value at end of period	$21.717	$20.580	$16.287	$14.472	$14.846	$13.553	$10.915	$17.617	$17.282	$14.819
Number of Accumulation Units outstanding at end of period (in thousands)	205	280	365	489	642	810	1,024	1,265	1,389	1,440
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.055	$15.904	$14.159	$14.554	$13.313	$10.743	$17.375	$17.079	$14.674	$13.360
Accumulation Unit Value at end of period	$21.121	$20.055	$15.904	$14.159	$14.554	$13.313	$10.743	$17.375	$17.079	$14.674
Number of Accumulation Units outstanding at end of period (in thousands)	63	71	94	129	179	230	285	383	499	503
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.922	$15.814	$14.094	$14.501	$13.278	$10.725	$17.364	$17.085	$14.694	$13.387
Accumulation Unit Value at end of period	$20.960	$19.922	$15.814	$14.094	$14.501	$13.278	$10.725	$17.364	$17.085	$14.694
Number of Accumulation Units outstanding at end of period (in thousands)	58	67	94	114	154	178	192	231	247	157
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481	$13.210
Accumulation Unit Value at end of period	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481
Number of Accumulation Units outstanding at end of period (in thousands)	217	332	578	747	876	1,054	1,247	1,227	1,066	917
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481	$13.210
Accumulation Unit Value at end of period	$20.287	$19.320	$15.368	$13.723	$14.148	$12.981	$10.506	$17.043	$16.803	$14.481
Number of Accumulation Units outstanding at end of period (in thousands)	217	332	578	747	876	1,054	1,247	1,227	1,066	917
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.784	$14.978	$13.409	$13.859	$12.747	$10.343	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.674	$18.784	$14.978	$13.409	$13.859	$12.747	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	151	142	122	129	145	142	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978	$13.811	$12.624
Accumulation Unit Value at end of period	$18.833	$17.990	$14.352	$12.855	$13.293	$12.232	$9.930	$16.158	$15.978	$13.811
Number of Accumulation Units outstanding at end of period (in thousands)	203	259	368	471	615	794	938	1,219	1,252	1,136
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.475	$14.776	$13.267	$13.754	$12.688	$10.326	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.292	$18.475	$14.776	$13.267	$13.754	$12.688	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	78	76	65	65	47	14	—	—	—	—

80

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Franklin Small-Mid Cap Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233	$6.301
Accumulation Unit Value at end of period	$12.612	$11.912	$8.753	$8.015	$8.549	$6.800	$4.808	$8.488	$7.745	$7.233
Number of Accumulation Units outstanding at end of period (in thousands)	149	184	234	293	354	419	518	1,057	1,137	1,252
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.608	$8.546	$7.842	$8.381	$6.680	$4.732	$8.371	$7.654	$7.163	$6.248
Accumulation Unit Value at end of period	$12.266	$11.608	$8.546	$7.842	$8.381	$6.680	$4.732	$8.371	$7.654	$7.163
Number of Accumulation Units outstanding at end of period (in thousands)	48	70	107	136	140	156	174	202	261	246
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.916	$14.677	$13.481	$14.423	$11.506	$8.159	$14.447	$13.223	$12.387	$10.812
Accumulation Unit Value at end of period	$21.022	$19.916	$14.677	$13.481	$14.423	$11.506	$8.159	$14.447	$13.223	$12.387
Number of Accumulation Units outstanding at end of period (in thousands)	35	39	51	61	78	91	100	120	121	48
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068	$6.178
Accumulation Unit Value at end of period	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068
Number of Accumulation Units outstanding at end of period (in thousands)	145	221	391	499	569	681	710	728	649	433
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068	$6.178
Accumulation Unit Value at end of period	$11.781	$11.183	$8.258	$7.600	$8.148	$6.513	$4.628	$8.211	$7.530	$7.068
Number of Accumulation Units outstanding at end of period (in thousands)	145	221	391	499	569	681	710	728	649	433
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.873	$8.049	$7.426	$7.981	$6.396	$4.556	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.425	$10.873	$8.049	$7.426	$7.981	$6.396	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	128	113	93	86	101	96	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476	$7.038	$6.164
Accumulation Unit Value at end of period	$11.419	$10.872	$8.052	$7.433	$7.992	$6.408	$4.567	$8.127	$7.476	$7.038
Number of Accumulation Units outstanding at end of period (in thousands)	136	176	223	280	404	544	702	896	985	878
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.633	$17.548	$16.239	$17.504	$14.070	$10.052	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.760	$23.633	$17.548	$16.239	$17.504	$14.070	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	24	25	19	27	19	7	—	—	—	—

81

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Franklin Strategic Income VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931	$13.638
Accumulation Unit Value at end of period	$21.511	$21.383	$20.968	$18.815	$18.584	$16.963	$13.654	$15.579	$14.890	$13.931
Number of Accumulation Units outstanding at end of period (in thousands)	215	285	411	490	594	713	674	846	844	784
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.838	$20.474	$18.409	$18.219	$16.663	$13.439	$15.364	$14.715	$13.794	$13.523
Accumulation Unit Value at end of period	$20.921	$20.838	$20.474	$18.409	$18.219	$16.663	$13.439	$15.364	$14.715	$13.794
Number of Accumulation Units outstanding at end of period (in thousands)	51	63	69	93	122	137	148	195	162	160
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.350	$20.998	$18.900	$18.723	$17.141	$13.839	$15.837	$15.183	$14.247	$13.976
Accumulation Unit Value at end of period	$21.414	$21.350	$20.998	$18.900	$18.723	$17.141	$13.839	$15.837	$15.183	$14.247
Number of Accumulation Units outstanding at end of period (in thousands)	86	109	120	145	186	201	208	197	173	112
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612	$13.371
Accumulation Unit Value at end of period	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612
Number of Accumulation Units outstanding at end of period (in thousands)	275	352	586	741	844	1,011	1,053	861	649	546
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612	$13.371
Accumulation Unit Value at end of period	$20.095	$20.075	$19.784	$17.842	$17.711	$16.247	$13.143	$15.071	$14.478	$13.612
Number of Accumulation Units outstanding at end of period (in thousands)	275	352	586	741	844	1,011	1,053	861	649	546
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.518	$19.282	$17.434	$17.349	$15.955	$12.939	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.488	$19.518	$19.282	$17.434	$17.349	$15.955	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	162	174	157	158	186	173	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216	$13.406	$13.195
Accumulation Unit Value at end of period	$19.264	$19.303	$19.079	$17.259	$17.183	$15.810	$12.828	$14.754	$14.216	$13.406
Number of Accumulation Units outstanding at end of period (in thousands)	199	304	389	480	646	854	993	1,135	967	929
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.590	$15.449	$14.009	$13.983	$12.898	$10.491	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.520	$15.590	$15.449	$14.009	$13.983	$12.898	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	160	145	154	124	113	32	—	—	—	—

82

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Franchise Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209	$11.619
Accumulation Unit Value at end of period	$22.349	$20.973	$15.229	$13.633	$14.784	$12.551	$7.692	$15.344	$13.354	$13.209
Number of Accumulation Units outstanding at end of period (in thousands)	3	10	11	23	29	27	16	19	21	23
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.531	$14.938	$13.399	$14.559	$12.385	$7.605	$15.202	$13.256	$13.138	$11.573
Accumulation Unit Value at end of period	$21.833	$20.531	$14.938	$13.399	$14.559	$12.385	$7.605	$15.202	$13.256	$13.138
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	1	2	1	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.313	$14.794	$13.283	$14.447	$12.303	$7.562	$15.131	$13.207	$13.103	$11.549
Accumulation Unit Value at end of period	$21.580	$20.313	$14.794	$13.283	$14.447	$12.303	$7.562	$15.131	$13.207	$13.103
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	11	13	16	18	19	25	25	15
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034	$11.503
Accumulation Unit Value at end of period	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	7	11	30	21	28	23	24	21
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034	$11.503
Accumulation Unit Value at end of period	$21.082	$19.884	$14.510	$13.055	$14.227	$12.140	$7.477	$14.990	$13.111	$13.034
Number of Accumulation Units outstanding at end of period (in thousands)	4	4	7	11	30	21	28	23	24	21
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.361	$14.164	$12.775	$13.957	$11.939	$7.371	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.476	$19.361	$14.164	$12.775	$13.957	$11.939	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	10	11	9	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.264	$14.100	$12.724	$13.908	$11.903	$7.353	$14.787	$12.972	$12.934	$11.438
Accumulation Unit Value at end of period	$20.364	$19.264	$14.100	$12.724	$13.908	$11.903	$7.353	$14.787	$12.972	$12.934
Number of Accumulation Units outstanding at end of period (in thousands)	8	10	24	24	33	42	37	41	42	28
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.997	$19.076	$17.257	$18.911	$16.225	$10.048	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.413	$25.997	$19.076	$17.257	$18.911	$16.225	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	4	1	1	—	—	—	—	—	—

83

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. American Value Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104	$10.661
Accumulation Unit Value at end of period	$23.993	$22.192	$16.778	$14.519	$14.603	$12.127	$8.843	$15.289	$14.391	$12.104
Number of Accumulation Units outstanding at end of period (in thousands)	103	138	177	211	270	319	396	465	535	544
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.626	$16.383	$14.205	$14.317	$11.913	$8.704	$15.079	$14.222	$11.985	$10.571
Accumulation Unit Value at end of period	$23.335	$21.626	$16.383	$14.205	$14.317	$11.913	$8.704	$15.079	$14.222	$11.985
Number of Accumulation Units outstanding at end of period (in thousands)	29	36	40	47	65	85	106	142	170	189
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.891	$22.667	$19.673	$19.848	$16.531	$12.091	$20.968	$19.796	$16.699	$14.738
Accumulation Unit Value at end of period	$32.221	$29.891	$22.667	$19.673	$19.848	$16.531	$12.091	$20.968	$19.796	$16.699
Number of Accumulation Units outstanding at end of period (in thousands)	21	28	38	39	54	66	66	81	86	56
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$29.129	$22.133	$19.248	$19.458	$16.239	$11.901	$20.680	$19.563	$16.535	$14.613
Accumulation Unit Value at end of period	$31.337	$29.129	$22.133	$19.248	$19.458	$16.239	$11.901	$20.680	$19.563	$16.535
Number of Accumulation Units outstanding at end of period (in thousands)	58	94	134	172	216	265	292	299	295	238
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$29.129	$22.133	$19.248	$19.458	$16.239	$11.901	$20.680	$19.563	$16.535	$14.613
Accumulation Unit Value at end of period	$31.337	$29.129	$22.133	$19.248	$19.458	$16.239	$11.901	$20.680	$19.563	$16.535
Number of Accumulation Units outstanding at end of period (in thousands)	58	94	134	172	216	265	292	299	295	238
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$28.440	$21.663	$18.887	$19.141	$16.014	$11.765	$—	$—	$—	$—
Accumulation Unit Value at end of period	$30.519	$28.440	$21.663	$18.887	$19.141	$16.014	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	44	37	34	46	48	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.299	$21.566	$18.812	$19.074	$15.966	$11.736	$20.455	$19.408	$16.454	$14.570
Accumulation Unit Value at end of period	$30.352	$28.299	$21.566	$18.812	$19.074	$15.966	$11.736	$20.455	$19.408	$16.454
Number of Accumulation Units outstanding at end of period (in thousands)	61	77	96	130	184	272	349	460	490	433
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.164	$19.225	$16.812	$17.089	$14.341	$10.567	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.923	$25.164	$19.225	$16.812	$17.089	$14.341	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	27	25	27	30	24	7	—	—	—	—

84

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Comstock Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856	$14.092
Accumulation Unit Value at end of period	$24.176	$22.494	$16.832	$14.367	$14.899	$13.072	$10.334	$16.340	$16.982	$14.856
Number of Accumulation Units outstanding at end of period (in thousands)	71	93	150	191	224	264	304	385	432	292
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.019	$16.510	$14.120	$14.672	$12.899	$10.217	$16.188	$16.858	$14.776	$14.036
Accumulation Unit Value at end of period	$23.618	$22.019	$16.510	$14.120	$14.672	$12.899	$10.217	$16.188	$16.858	$14.776
Number of Accumulation Units outstanding at end of period (in thousands)	20	36	48	61	66	75	80	89	106	106
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113	$16.797	$14.737	$14.008
Accumulation Unit Value at end of period	$23.344	$21.785	$16.351	$13.999	$14.560	$12.813	$10.160	$16.113	$16.797	$14.737
Number of Accumulation Units outstanding at end of period (in thousands)	92	123	161	204	268	310	333	379	391	210
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659	$13.952
Accumulation Unit Value at end of period	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659
Number of Accumulation Units outstanding at end of period (in thousands)	160	205	324	434	505	616	700	761	789	621
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659	$13.952
Accumulation Unit Value at end of period	$22.806	$21.325	$16.038	$13.758	$14.338	$12.643	$10.045	$15.963	$16.674	$14.659
Number of Accumulation Units outstanding at end of period (in thousands)	160	205	324	434	505	616	700	761	789	621
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.764	$15.655	$13.463	$14.066	$12.434	$9.904	$—	$—	$—	$—
Accumulation Unit Value at end of period	$22.150	$20.764	$15.655	$13.463	$14.066	$12.434	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	76	91	87	94	106	132	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.661	$15.584	$13.409	$14.017	$12.397	$9.879	$15.746	$16.497	$14.547	$13.873
Accumulation Unit Value at end of period	$22.028	$20.661	$15.584	$13.409	$14.017	$12.397	$9.879	$15.746	$16.497	$14.547
Number of Accumulation Units outstanding at end of period (in thousands)	221	312	429	568	764	986	1,180	1,523	1,639	1,476
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.687	$16.400	$14.146	$14.824	$13.144	$10.500	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.066	$21.687	$16.400	$14.146	$14.824	$13.144	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	79	80	53	53	32	3	—	—	—	—

85

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Diversified Dividend Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.537	$11.285	$9.678	$10.613	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.116	$14.537	$11.285	$9.678	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	122	161	195	250	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.456	$11.245	$9.662	$10.610	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.994	$14.456	$11.245	$9.662	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	56	63	75	91	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.416	$11.225	$9.655	$10.609	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.934	$14.416	$11.225	$9.655	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	9	19	14	12	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.336	$11.184	$9.640	$10.606	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.814	$14.336	$11.184	$9.640	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	115	172	227	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.336	$11.184	$9.640	$10.606	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.814	$14.336	$11.184	$9.640	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	70	115	172	227	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.236	$11.134	$9.620	$10.603	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.664	$14.236	$11.134	$9.620	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	51	56	57	57	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.216	$11.124	$9.617	$10.602	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.635	$14.216	$11.124	$9.617	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	30	36	31	53	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.117	$11.075	$9.598	$10.599	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.487	$14.117	$11.075	$9.598	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	17	20	—	—	—	—	—	—

86

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equally-Weighted S&P 500 Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327	$12.792
Accumulation Unit Value at end of period	$27.324	$24.414	$18.342	$15.939	$16.287	$13.642	$9.564	$16.234	$16.279	$14.327
Number of Accumulation Units outstanding at end of period (in thousands)	154	188	267	305	400	514	594	728	798	866
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$23.791	$17.910	$15.594	$15.967	$13.401	$9.414	$16.011	$16.087	$14.187	$12.684
Accumulation Unit Value at end of period	$26.574	$23.791	$17.910	$15.594	$15.967	$13.401	$9.414	$16.011	$16.087	$14.187
Number of Accumulation Units outstanding at end of period (in thousands)	37	47	60	77	100	130	149	158	167	158
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.441	$17.664	$15.395	$15.779	$13.256	$9.322	$15.871	$15.962	$14.090	$12.606
Accumulation Unit Value at end of period	$26.157	$23.441	$17.664	$15.395	$15.779	$13.256	$9.322	$15.871	$15.962	$14.090
Number of Accumulation Units outstanding at end of period (in thousands)	55	68	84	109	138	167	190	248	248	138
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999	$12.542
Accumulation Unit Value at end of period	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999
Number of Accumulation Units outstanding at end of period (in thousands)	155	196	336	516	634	722	756	790	807	699
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999	$12.542
Accumulation Unit Value at end of period	$25.525	$22.921	$17.306	$15.114	$15.521	$13.066	$9.206	$15.705	$15.827	$13.999
Number of Accumulation Units outstanding at end of period (in thousands)	155	196	336	516	634	722	756	790	807	699
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.284	$16.867	$14.767	$15.204	$12.831	$9.063	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.754	$22.284	$16.867	$14.767	$15.204	$12.831	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	92	91	104	125	106	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.173	$16.791	$14.708	$15.151	$12.792	$9.040	$15.469	$15.636	$13.872	$12.452
Accumulation Unit Value at end of period	$24.618	$22.173	$16.791	$14.708	$15.151	$12.792	$9.040	$15.469	$15.636	$13.872
Number of Accumulation Units outstanding at end of period (in thousands)	126	189	264	350	483	603	744	890	999	882
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.128	$19.077	$16.752	$17.299	$14.643	$10.374	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.829	$25.128	$19.077	$16.752	$17.299	$14.643	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	74	43	31	38	24	9	—	—	—	—

87

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Equity and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487	$12.520
Accumulation Unit Value at end of period	$21.922	$20.460	$16.630	$15.021	$15.449	$13.998	$11.601	$15.230	$14.958	$13.487
Number of Accumulation Units outstanding at end of period (in thousands)	74	91	119	199	99	160	189	263	279	274
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.028	$16.312	$14.763	$15.213	$13.813	$11.470	$15.089	$14.848	$13.416	$12.470
Accumulation Unit Value at end of period	$21.417	$20.028	$16.312	$14.763	$15.213	$13.813	$11.470	$15.089	$14.848	$13.416
Number of Accumulation Units outstanding at end of period (in thousands)	17	21	26	45	13	12	17	17	15	13
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$19.816	$16.155	$14.635	$15.097	$13.721	$11.405	$15.019	$14.794	$13.380	$12.445
Accumulation Unit Value at end of period	$21.168	$19.816	$16.155	$14.635	$15.097	$13.721	$11.405	$15.019	$14.794	$13.380
Number of Accumulation Units outstanding at end of period (in thousands)	12	13	16	22	20	20	25	31	26	16
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309	$12.396
Accumulation Unit Value at end of period	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309
Number of Accumulation Units outstanding at end of period (in thousands)	64	77	145	211	125	158	186	176	173	126
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309	$12.396
Accumulation Unit Value at end of period	$20.680	$19.397	$15.846	$14.384	$14.868	$13.539	$11.277	$14.879	$14.686	$13.309
Number of Accumulation Units outstanding at end of period (in thousands)	64	77	145	211	125	158	186	176	173	126
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.887	$15.467	$14.075	$14.585	$13.315	$11.118	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.086	$18.887	$15.467	$14.075	$14.585	$13.315	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	23	21	14	46	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$18.793	$15.398	$14.019	$14.534	$13.275	$11.090	$14.677	$14.530	$13.207	$12.325
Accumulation Unit Value at end of period	$19.976	$18.793	$15.398	$14.019	$14.534	$13.275	$11.090	$14.677	$14.530	$13.207
Number of Accumulation Units outstanding at end of period (in thousands)	33	46	52	77	56	109	122	167	180	174
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.441	$14.326	$13.076	$13.590	$12.444	$10.422	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.492	$17.441	$14.326	$13.076	$13.590	$12.444	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	19	31	29	—	—	—	—	—

88

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Government Securities Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.198	$10.656	$10.583	$10.025	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.436	$10.198	$10.656	$10.583	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	69	77	153	124	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.141	$10.618	$10.566	$10.022	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.357	$10.141	$10.618	$10.566	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	31	41	54	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.113	$10.599	$10.558	$10.021	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.318	$10.113	$10.599	$10.558	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	137	169	196	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.057	$10.561	$10.541	$10.018	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.240	$10.057	$10.561	$10.541	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	166	189	274	417	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.057	$10.561	$10.541	$10.018	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.240	$10.057	$10.561	$10.541	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	166	189	274	417	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.987	$10.514	$10.520	$10.015	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.144	$9.987	$10.514	$10.520	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	49	79	73	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.973	$10.505	$10.516	$10.015	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.124	$9.973	$10.505	$10.516	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	244	285	382	613	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.904	$10.458	$10.495	$10.011	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.029	$9.904	$10.458	$10.495	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	87	94	76	43	—	—	—	—	—	—

89

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Growth and Income Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971	$13.680
Accumulation Unit Value at end of period	$24.136	$22.280	$16.907	$15.009	$15.589	$14.105	$11.536	$17.275	$17.104	$14.971
Number of Accumulation Units outstanding at end of period (in thousands)	91	128	189	266	312	377	425	523	570	526
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.712	$16.509	$14.685	$15.282	$13.855	$11.355	$17.038	$16.903	$14.825	$13.564
Accumulation Unit Value at end of period	$23.473	$21.712	$16.509	$14.685	$15.282	$13.855	$11.355	$17.038	$16.903	$14.825
Number of Accumulation Units outstanding at end of period (in thousands)	27	51	59	77	102	104	118	138	145	133
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888	$16.772	$14.724	$13.481
Accumulation Unit Value at end of period	$23.105	$21.393	$16.282	$14.498	$15.103	$13.706	$11.244	$16.888	$16.772	$14.724
Number of Accumulation Units outstanding at end of period (in thousands)	45	69	110	133	171	203	218	251	256	154
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629	$13.412
Accumulation Unit Value at end of period	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629
Number of Accumulation Units outstanding at end of period (in thousands)	184	246	419	551	737	916	1,044	987	920	838
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629	$13.412
Accumulation Unit Value at end of period	$22.547	$20.917	$15.953	$14.233	$14.856	$13.509	$11.105	$16.712	$16.630	$14.629
Number of Accumulation Units outstanding at end of period (in thousands)	184	246	419	551	737	916	1,044	987	920	838
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.337	$15.548	$13.907	$14.552	$13.266	$10.932	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.866	$20.337	$15.548	$13.907	$14.552	$13.266	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	113	123	130	122	130	109	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$20.235	$15.479	$13.851	$14.501	$13.226	$10.905	$16.461	$16.429	$14.496	$13.316
Accumulation Unit Value at end of period	$21.746	$20.235	$15.479	$13.851	$14.501	$13.226	$10.905	$16.461	$16.429	$14.496
Number of Accumulation Units outstanding at end of period (in thousands)	154	216	291	381	532	687	822	1,054	1,192	1,131
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.974	$14.550	$13.053	$13.700	$12.527	$10.354	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.340	$18.974	$14.550	$13.053	$13.700	$12.527	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	84	86	91	58	24	—	—	—	—

90

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. High Yield
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$11.830	$11.223	$9.723	$10.190	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.856	$11.830	$11.223	$9.723	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	64	79	133	154	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.765	$11.183	$9.707	$10.188	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.766	$11.765	$11.183	$9.707	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	19	28	33	30	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$11.732	$11.163	$9.699	$10.186	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.721	$11.732	$11.163	$9.699	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	24	29	41	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$11.666	$11.123	$9.684	$10.184	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.633	$11.666	$11.123	$9.684	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	83	148	198	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.666	$11.123	$9.684	$10.184	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.633	$11.666	$11.123	$9.684	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	67	83	148	198	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.585	$11.073	$9.665	$10.181	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.523	$11.585	$11.073	$9.665	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	32	42	36	47	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$11.569	$11.063	$9.661	$10.180	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.501	$11.569	$11.063	$9.661	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	66	85	116	139	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$11.489	$11.014	$9.642	$10.177	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.393	$11.489	$11.014	$9.642	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	26	19	11	19	—	—	—	—	—	—

91

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Invesco V.I. Mid Cap Growth Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794	$10.059
Accumulation Unit Value at end of period	$20.026	$18.876	$14.027	$12.756	$14.286	$11.394	$7.396	$14.122	$12.190	$11.794
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	7	8	10	9	5	19	20	8
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.512	$13.784	$12.560	$14.094	$11.264	$7.326	$14.017	$12.123	$11.753	$10.037
Accumulation Unit Value at end of period	$19.600	$18.512	$13.784	$12.560	$14.094	$11.264	$7.326	$14.017	$12.123	$11.753
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	—	—	—	—	—	—	2	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$18.332	$13.664	$12.463	$13.999	$11.199	$7.292	$13.964	$12.090	$11.732	$10.026
Accumulation Unit Value at end of period	$19.391	$18.332	$13.664	$12.463	$13.999	$11.199	$7.292	$13.964	$12.090	$11.732
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	5	6	3	2	3	3	2
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691	$10.005
Accumulation Unit Value at end of period	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691
Number of Accumulation Units outstanding at end of period (in thousands)	8	13	9	12	16	17	13	14	12	6
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691	$10.005
Accumulation Unit Value at end of period	$18.978	$17.979	$13.427	$12.271	$13.812	$11.071	$7.223	$13.860	$12.024	$11.691
Number of Accumulation Units outstanding at end of period (in thousands)	8	13	9	12	16	17	13	14	12	6
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.546	$13.136	$12.035	$13.580	$10.913	$7.137	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.475	$17.546	$13.136	$12.035	$13.580	$10.913	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	3	1	5	4	4	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.460	$13.079	$11.989	$13.535	$10.882	$7.120	$13.705	$11.925	$11.630	$9.972
Accumulation Unit Value at end of period	$18.376	$17.460	$13.079	$11.989	$13.535	$10.882	$7.120	$13.705	$11.925	$11.630
Number of Accumulation Units outstanding at end of period (in thousands)	6	8	17	21	34	35	25	24	24	21
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$24.892	$18.692	$17.178	$19.441	$15.669	$10.279	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.132	$24.892	$18.692	$17.178	$19.441	$15.669	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	1	1	1	2	1	1	—	—	—	—

92

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Core Equity Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332	$5.915
Accumulation Unit Value at end of period	$11.385	$10.390	$7.835	$6.843	$7.018	$6.078	$4.659	$7.773	$7.099	$6.332
Number of Accumulation Units outstanding at end of period (in thousands)	42	71	92	143	158	138	153	281	315	328
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.125	$7.651	$6.695	$6.880	$5.970	$4.586	$7.666	$7.015	$6.270	$5.865
Accumulation Unit Value at end of period	$11.073	$10.125	$7.651	$6.695	$6.880	$5.970	$4.586	$7.666	$7.015	$6.270
Number of Accumulation Units outstanding at end of period (in thousands)	36	41	43	42	48	61	86	93	100	111
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.306	$10.065	$8.817	$9.070	$7.878	$6.057	$10.136	$9.285	$8.307	$7.774
Accumulation Unit Value at end of period	$14.538	$13.306	$10.065	$8.817	$9.070	$7.878	$6.057	$10.136	$9.285	$8.307
Number of Accumulation Units outstanding at end of period (in thousands)	1	—	—	—	7	7	8	13	13	9
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.754	$7.393	$6.489	$6.688	$5.821	$4.484	$7.520	$6.902	$6.188	$5.799
Accumulation Unit Value at end of period	$10.635	$9.754	$7.393	$6.489	$6.688	$5.821	$4.484	$7.520	$6.902	$6.188
Number of Accumulation Units outstanding at end of period (in thousands)	10	16	38	29	31	31	40	33	21	22
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.754	$7.393	$6.489	$6.688	$5.821	$4.484	$7.520	$6.902	$6.188	$5.799
Accumulation Unit Value at end of period	$10.635	$9.754	$7.393	$6.489	$6.688	$5.821	$4.484	$7.520	$6.902	$6.188
Number of Accumulation Units outstanding at end of period (in thousands)	10	16	38	29	31	31	40	33	21	22
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.483	$7.205	$6.340	$6.552	$5.716	$4.415	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.314	$9.483	$7.205	$6.340	$6.552	$5.716	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	35	31	18	21	19	27	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.480	$7.207	$6.345	$6.559	$5.726	$4.424	$7.441	$6.851	$6.160	$5.784
Accumulation Unit Value at end of period	$10.306	$9.480	$7.207	$6.345	$6.559	$5.726	$4.424	$7.441	$6.851	$6.160
Number of Accumulation Units outstanding at end of period (in thousands)	24	25	23	29	31	48	35	42	59	61
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.933	$16.715	$14.753	$15.290	$13.381	$10.365	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.784	$21.933	$16.715	$14.753	$15.290	$13.381	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	2	1	1	1	—	—	—	—

93

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Growth Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370	$4.545
Accumulation Unit Value at end of period	$10.633	$9.907	$7.349	$6.355	$6.472	$5.696	$4.200	$6.813	$5.707	$5.370
Number of Accumulation Units outstanding at end of period (in thousands)	38	66	80	94	119	148	202	264	331	375
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.655	$7.176	$6.218	$6.345	$5.595	$4.134	$6.719	$5.640	$5.317	$4.506
Accumulation Unit Value at end of period	$10.341	$9.655	$7.176	$6.218	$6.345	$5.595	$4.134	$6.719	$5.640	$5.317
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	38	36	49	62	75	87	90	102
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$14.229	$10.586	$9.182	$9.379	$8.280	$6.123	$9.962	$8.371	$7.899	$6.699
Accumulation Unit Value at end of period	$15.226	$14.229	$10.586	$9.182	$9.379	$8.280	$6.123	$9.962	$8.371	$7.899
Number of Accumulation Units outstanding at end of period (in thousands)	5	11	11	12	18	22	22	34	34	11
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247	$4.455
Accumulation Unit Value at end of period	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247
Number of Accumulation Units outstanding at end of period (in thousands)	52	79	119	145	175	229	240	215	77	73
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247	$4.455
Accumulation Unit Value at end of period	$9.932	$9.301	$6.934	$6.026	$6.168	$5.456	$4.043	$6.591	$5.549	$5.247
Number of Accumulation Units outstanding at end of period (in thousands)	52	79	119	145	175	229	240	215	77	73
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.043	$6.758	$5.888	$6.042	$5.357	$3.980	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.632	$9.043	$6.758	$5.888	$6.042	$5.357	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	17	13	16	19	26	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435	$5.154	$4.386
Accumulation Unit Value at end of period	$9.497	$8.920	$6.670	$5.814	$5.969	$5.295	$3.936	$6.436	$5.435	$5.154
Number of Accumulation Units outstanding at end of period (in thousands)	22	24	32	39	74	114	121	139	127	104
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.603	$16.943	$14.806	$15.238	$13.553	$10.098	$—	$—	$—	$—
Accumulation Unit Value at end of period	$24.005	$22.603	$16.943	$14.806	$15.238	$13.553	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	1	1	2	—	—	—	—	—	—

94

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Growth Stock Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393	$5.811
Accumulation Unit Value at end of period	$11.327	$10.316	$8.037	$6.975	$7.040	$6.354	$4.622	$7.432	$6.775	$6.393
Number of Accumulation Units outstanding at end of period (in thousands)	41	56	74	79	97	102	125	171	205	213
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.053	$7.848	$6.824	$6.901	$6.241	$4.549	$7.330	$6.695	$6.330	$5.762
Accumulation Unit Value at end of period	$11.016	$10.053	$7.848	$6.824	$6.901	$6.241	$4.549	$7.330	$6.695	$6.330
Number of Accumulation Units outstanding at end of period (in thousands)	11	13	13	13	12	13	18	25	39	73
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$12.340	$9.643	$8.393	$8.497	$7.692	$5.612	$9.051	$8.276	$7.833	$7.134
Accumulation Unit Value at end of period	$13.508	$12.340	$9.643	$8.393	$8.497	$7.692	$5.612	$9.051	$8.276	$7.833
Number of Accumulation Units outstanding at end of period (in thousands)	13	13	18	18	31	39	41	44	47	13
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.685	$7.583	$6.614	$6.709	$6.085	$4.449	$7.190	$6.587	$6.247	$5.697
Accumulation Unit Value at end of period	$10.581	$9.685	$7.583	$6.614	$6.709	$6.085	$4.449	$7.190	$6.587	$6.247
Number of Accumulation Units outstanding at end of period (in thousands)	9	24	52	73	91	123	141	138	118	89
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.685	$7.583	$6.614	$6.709	$6.085	$4.449	$7.190	$6.587	$6.247	$5.697
Accumulation Unit Value at end of period	$10.581	$9.685	$7.583	$6.614	$6.709	$6.085	$4.449	$7.190	$6.587	$6.247
Number of Accumulation Units outstanding at end of period (in thousands)	9	24	52	73	91	123	141	138	118	89
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.416	$7.391	$6.462	$6.572	$5.976	$4.379	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.261	$9.416	$7.391	$6.462	$6.572	$5.976	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	20	21	10	7	12	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.112	$7.156	$6.260	$6.369	$5.794	$4.249	$6.887	$6.328	$6.020	$5.501
Accumulation Unit Value at end of period	$9.925	$9.112	$7.156	$6.260	$6.369	$5.794	$4.249	$6.887	$6.328	$6.020
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	24	41	68	92	75	102	121	117
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.431	$16.873	$14.797	$15.092	$13.765	$10.118	$—	$—	$—	$—
Accumulation Unit Value at end of period	$23.284	$21.431	$16.873	$14.797	$15.092	$13.765	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	—	—	1	—	—	—	—	—	—	—

95

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Investors Trust Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873	$8.056
Accumulation Unit Value at end of period	$15.579	$14.247	$10.952	$9.328	$9.680	$8.845	$7.075	$10.733	$9.877	$8.873
Number of Accumulation Units outstanding at end of period (in thousands)	43	67	98	137	204	237	265	343	383	551
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.883	$10.694	$9.126	$9.490	$8.688	$6.964	$10.585	$9.761	$8.786	$7.988
Accumulation Unit Value at end of period	$15.151	$13.883	$10.694	$9.126	$9.490	$8.688	$6.964	$10.585	$9.761	$8.786
Number of Accumulation Units outstanding at end of period (in thousands)	20	20	27	34	39	54	68	77	115	123
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.613	$10.496	$8.967	$9.333	$8.553	$6.863	$10.442	$9.638	$8.685	$7.901
Accumulation Unit Value at end of period	$14.842	$13.613	$10.496	$8.967	$9.333	$8.553	$6.863	$10.442	$9.638	$8.685
Number of Accumulation Units outstanding at end of period (in thousands)	29	39	63	79	105	123	125	143	148	79
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670	$7.898
Accumulation Unit Value at end of period	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670
Number of Accumulation Units outstanding at end of period (in thousands)	58	83	143	204	261	309	328	332	326	244
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670	$7.898
Accumulation Unit Value at end of period	$14.553	$13.375	$10.333	$8.845	$9.225	$8.471	$6.810	$10.383	$9.603	$8.670
Number of Accumulation Units outstanding at end of period (in thousands)	58	83	143	204	261	309	328	332	326	244
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.003	$10.071	$8.642	$9.036	$8.319	$6.704	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.113	$13.003	$10.071	$8.642	$9.036	$8.319	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	35	48	46	28	26	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291	$8.414	$7.680
Accumulation Unit Value at end of period	$13.746	$12.671	$9.819	$8.430	$8.819	$8.122	$6.550	$10.015	$9.291	$8.414
Number of Accumulation Units outstanding at end of period (in thousands)	72	84	100	163	225	294	307	350	380	306
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.526	$15.169	$13.056	$13.692	$12.642	$10.220	$—	$—	$—	$—
Accumulation Unit Value at end of period	$21.130	$19.526	$15.169	$13.056	$13.692	$12.642	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	17	16	12	8	3	—	—	—	—

96

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
MFS Total Return Series
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089	$12.671
Accumulation Unit Value at end of period	$19.705	$18.436	$15.721	$14.344	$14.307	$13.211	$11.362	$14.813	$14.428	$13.089
Number of Accumulation Units outstanding at end of period (in thousands)	404	523	697	897	1,155	1,493	1,848	2,234	2,473	2,615
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.966	$15.350	$14.034	$14.026	$12.978	$11.184	$14.609	$14.258	$12.961	$12.564
Accumulation Unit Value at end of period	$19.164	$17.966	$15.350	$14.034	$14.026	$12.978	$11.184	$14.609	$14.258	$12.961
Number of Accumulation Units outstanding at end of period (in thousands)	160	182	171	217	259	343	410	513	604	669
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$17.637	$15.084	$13.804	$13.810	$12.791	$11.034	$14.428	$14.096	$12.826	$12.441
Accumulation Unit Value at end of period	$18.794	$17.637	$15.084	$13.804	$13.810	$12.791	$11.034	$14.428	$14.096	$12.826
Number of Accumulation Units outstanding at end of period (in thousands)	153	175	215	262	323	365	418	477	504	328
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790	$12.423
Accumulation Unit Value at end of period	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790
Number of Accumulation Units outstanding at end of period (in thousands)	332	515	817	1,061	1,273	1,546	1,789	1,731	1,608	1,307
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790	$12.423
Accumulation Unit Value at end of period	$18.408	$17.309	$14.833	$13.601	$13.635	$12.654	$10.937	$14.330	$14.028	$12.790
Number of Accumulation Units outstanding at end of period (in thousands)	332	515	817	1,061	1,273	1,546	1,789	1,731	1,608	1,307
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$16.828	$14.457	$13.290	$13.356	$12.426	$10.767	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.852	$16.828	$14.457	$13.290	$13.356	$12.426	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	237	238	207	212	218	258	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007	$11.895	$11.576
Accumulation Unit Value at end of period	$16.663	$15.715	$13.508	$12.424	$12.492	$11.628	$10.081	$13.247	$13.007	$11.895
Number of Accumulation Units outstanding at end of period (in thousands)	277	405	530	659	910	1,114	1,332	1,769	1,891	1,771
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.852	$13.660	$12.595	$12.695	$11.846	$10.296	$—	$—	$—	$—
Accumulation Unit Value at end of period	$16.766	$15.852	$13.660	$12.595	$12.695	$11.846	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	131	94	63	88	57	6	—	—	—	—

97

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Mid Cap Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745	$7.022
Accumulation Unit Value at end of period	$15.805	$15.919	$11.764	$11.033	$12.066	$9.247	$5.865	$11.493	$9.512	$8.745
Number of Accumulation Units outstanding at end of period (in thousands)	36	52	73	86	190	135	139	182	199	346
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.512	$11.487	$10.795	$11.829	$9.083	$5.773	$11.335	$9.400	$8.659	$6.963
Accumulation Unit Value at end of period	$15.371	$15.512	$11.487	$10.795	$11.829	$9.083	$5.773	$11.335	$9.400	$8.659
Number of Accumulation Units outstanding at end of period (in thousands)	5	5	9	27	12	16	18	24	28	28
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.284	$11.329	$10.657	$11.690	$8.985	$5.716	$11.236	$9.327	$8.601	$6.920
Accumulation Unit Value at end of period	$15.129	$15.284	$11.329	$10.657	$11.690	$8.985	$5.716	$11.236	$9.327	$8.601
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	24	26	19	13	13	24	25	20
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545	$6.885
Accumulation Unit Value at end of period	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545
Number of Accumulation Units outstanding at end of period (in thousands)	22	55	75	92	101	131	116	89	59	52
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545	$6.885
Accumulation Unit Value at end of period	$14.764	$14.945	$11.100	$10.462	$11.499	$8.856	$5.645	$11.119	$9.249	$8.545
Number of Accumulation Units outstanding at end of period (in thousands)	22	55	75	92	101	131	116	89	59	52
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.530	$10.818	$10.223	$11.264	$8.697	$5.558	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.318	$14.530	$10.818	$10.223	$11.264	$8.697	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	17	23	20	20	27	14	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.457	$10.770	$10.182	$11.225	$8.670	$5.544	$10.951	$9.137	$8.467	$6.835
Accumulation Unit Value at end of period	$14.239	$14.457	$10.770	$10.182	$11.225	$8.670	$5.544	$10.951	$9.137	$8.467
Number of Accumulation Units outstanding at end of period (in thousands)	29	46	75	94	113	87	84	175	98	66
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$26.435	$19.742	$18.711	$20.679	$16.014	$10.264	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.971	$26.435	$19.742	$18.711	$20.679	$16.014	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	12	6	3	3	1	—	—	—	—	—

98

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Morgan Stanley - Money Market Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251	$10.164
Accumulation Unit Value at end of period	$9.997	$10.147	$10.299	$10.454	$10.611	$10.770	$10.931	$10.865	$10.537	$10.251
Number of Accumulation Units outstanding at end of period (in thousands)	229	327	436	505	526	669	1,402	769	648	642
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.888	$10.057	$10.228	$10.402	$10.579	$10.759	$10.715	$10.413	$10.151	$10.078
Accumulation Unit Value at end of period	$9.723	$9.888	$10.057	$10.228	$10.402	$10.579	$10.759	$10.715	$10.413	$10.151
Number of Accumulation Units outstanding at end of period (in thousands)	87	109	121	152	192	447	323	213	214	181
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$9.743	$9.919	$10.097	$10.280	$10.466	$10.654	$10.621	$10.332	$10.082	$10.017
Accumulation Unit Value at end of period	$9.570	$9.743	$9.919	$10.097	$10.280	$10.466	$10.654	$10.621	$10.332	$10.082
Number of Accumulation Units outstanding at end of period (in thousands)	213	169	241	185	211	282	364	87	101	25
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017	$9.965
Accumulation Unit Value at end of period	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017
Number of Accumulation Units outstanding at end of period (in thousands)	528	672	817	919	960	1,422	2,725	923	729	152
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017	$9.965
Accumulation Unit Value at end of period	$9.339	$9.526	$9.718	$9.913	$10.112	$10.315	$10.522	$10.511	$10.245	$10.017
Number of Accumulation Units outstanding at end of period (in thousands)	528	672	817	919	960	1,422	2,725	923	729	152
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$9.261	$9.471	$9.686	$9.905	$10.129	$10.359	$—	$—	$—	$—
Accumulation Unit Value at end of period	$9.056	$9.261	$9.471	$9.686	$9.905	$10.129	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	182	120	83	114	176	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$9.215	$9.429	$9.647	$9.870	$10.099	$10.333	$10.352	$10.121	$9.926	$9.894
Accumulation Unit Value at end of period	$9.007	$9.215	$9.429	$9.647	$9.870	$10.099	$10.333	$10.352	$10.121	$9.926
Number of Accumulation Units outstanding at end of period (in thousands)	308	409	514	612	838	1,306	2,540	1,401	1,307	368
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$8.789	$9.015	$9.246	$9.484	$9.728	$9.978	$—	$—	$—	$—
Accumulation Unit Value at end of period	$8.568	$8.789	$9.015	$9.246	$9.484	$9.728	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	130	100	362	87	95	34	—	—	—	—

99

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Templeton Developing Markets VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181	$13.520
Accumulation Unit Value at end of period	$21.011	$23.205	$23.731	$21.242	$25.571	$22.029	$12.902	$27.642	$21.737	$17.181
Number of Accumulation Units outstanding at end of period (in thousands)	19	23	39	49	67	103	82	112	154	165
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.613	$23.171	$20.783	$25.068	$21.639	$12.699	$27.262	$21.481	$17.012	$13.406
Accumulation Unit Value at end of period	$20.434	$22.613	$23.171	$20.783	$25.068	$21.639	$12.699	$27.262	$21.481	$17.012
Number of Accumulation Units outstanding at end of period (in thousands)	7	11	11	16	23	23	25	32	31	23
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$20.989	$21.528	$19.329	$23.337	$20.165	$11.846	$25.456	$20.078	$15.917	$12.551
Accumulation Unit Value at end of period	$18.947	$20.989	$21.528	$19.329	$23.337	$20.165	$11.846	$25.456	$20.078	$15.917
Number of Accumulation Units outstanding at end of period (in thousands)	20	22	29	33	48	53	51	67	65	28
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788	$13.255
Accumulation Unit Value at end of period	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788
Number of Accumulation Units outstanding at end of period (in thousands)	41	94	177	208	260	297	204	208	140	108
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788	$13.255
Accumulation Unit Value at end of period	$19.627	$21.786	$22.390	$20.143	$24.369	$21.099	$12.419	$26.742	$21.135	$16.788
Number of Accumulation Units outstanding at end of period (in thousands)	41	94	177	208	260	297	204	208	140	108
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$21.181	$21.823	$19.682	$23.871	$20.719	$12.226	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.034	$21.181	$21.823	$19.682	$23.871	$20.719	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	36	43	39	30	28	33	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563	$18.773	$14.852
Accumulation Unit Value at end of period	$21.363	$23.784	$24.517	$22.123	$26.845	$23.312	$13.763	$29.725	$23.563	$18.773
Number of Accumulation Units outstanding at end of period (in thousands)	33	51	78	85	142	165	203	226	215	182
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$17.751	$18.345	$16.594	$20.187	$17.574	$10.401	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.905	$17.751	$18.345	$16.594	$20.187	$17.574	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	22	12	12	14	3	—	—	—	—

100

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
Templeton Growth VIP Fund
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718	$11.634
Accumulation Unit Value at end of period	$16.107	$16.824	$13.055	$10.946	$11.945	$11.290	$8.742	$15.386	$15.261	$12.718
Number of Accumulation Units outstanding at end of period (in thousands)	81	109	145	189	236	284	324	429	483	541
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$16.395	$12.747	$10.709	$11.710	$11.091	$8.605	$15.175	$15.081	$12.593	$11.535
Accumulation Unit Value at end of period	$15.665	$16.395	$12.747	$10.709	$11.710	$11.091	$8.605	$15.175	$15.081	$12.593
Number of Accumulation Units outstanding at end of period (in thousands)	6	7	17	24	33	35	52	86	93	85
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$16.823	$13.093	$11.011	$12.052	$11.426	$8.873	$15.665	$15.583	$13.026	$11.939
Accumulation Unit Value at end of period	$16.057	$16.823	$13.093	$11.011	$12.052	$11.426	$8.873	$15.665	$15.583	$13.026
Number of Accumulation Units outstanding at end of period (in thousands)	60	63	76	93	106	123	132	161	169	91
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427	$11.406
Accumulation Unit Value at end of period	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427
Number of Accumulation Units outstanding at end of period (in thousands)	111	146	294	395	467	563	645	656	620	501
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427	$11.406
Accumulation Unit Value at end of period	$15.046	$15.795	$12.317	$10.379	$11.383	$10.814	$8.415	$14.885	$14.837	$12.427
Number of Accumulation Units outstanding at end of period (in thousands)	111	146	294	395	467	563	645	656	620	501
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.356	$12.005	$10.142	$11.151	$10.619	$8.284	$—	$—	$—	$—
Accumulation Unit Value at end of period	$14.592	$15.356	$12.005	$10.142	$11.151	$10.619	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	47	52	32	29	42	57	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000	$12.601	$11.589
Accumulation Unit Value at end of period	$14.850	$15.636	$12.230	$10.337	$11.371	$10.834	$8.456	$15.003	$15.000	$12.601
Number of Accumulation Units outstanding at end of period (in thousands)	57	88	140	198	252	316	380	467	523	429
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$19.399	$15.212	$12.889	$14.214	$13.577	$10.623	$—	$—	$—	$—
Accumulation Unit Value at end of period	$18.378	$19.399	$15.212	$12.889	$14.214	$13.577	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	15	12	10	5	4	—	—	—	—

101

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.084	$9.893	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.686	$10.084	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	89	126	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.074	$9.889	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.653	$10.074	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	30	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.069	$9.887	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.637	$10.069	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	20	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.059	$9.883	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.605	$10.059	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	60	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.059	$9.883	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.605	$10.059	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	42	60	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.046	$9.878	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.565	$10.046	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	20	23	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.043	$9.877	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.557	$10.043	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	31	66	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$10.030	$9.872	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$10.517	$10.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	43	40	—	—	—	—	—	—	—	—

102

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Core Plus Fixed Income Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136	$12.885
Accumulation Unit Value at end of period	$16.463	$15.495	$15.779	$14.636	$14.063	$13.323	$12.335	$13.944	$13.423	$13.136
Number of Accumulation Units outstanding at end of period (in thousands)	262	352	486	593	748	950	1,146	1,542	1,671	1,746
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.100	$15.407	$14.320	$13.787	$13.088	$12.141	$13.753	$13.265	$13.007	$12.776
Accumulation Unit Value at end of period	$16.011	$15.100	$15.407	$14.320	$13.787	$13.088	$12.141	$13.753	$13.265	$13.007
Number of Accumulation Units outstanding at end of period (in thousands)	144	155	159	178	183	214	201	268	292	274
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$15.419	$15.749	$14.652	$14.120	$13.418	$12.460	$14.128	$13.641	$13.389	$13.160
Accumulation Unit Value at end of period	$16.334	$15.419	$15.749	$14.652	$14.120	$13.418	$12.460	$14.128	$13.641	$13.389
Number of Accumulation Units outstanding at end of period (in thousands)	93	116	132	151	199	241	213	250	254	207
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$15.026	$15.378	$14.335	$13.843	$13.181	$12.264	$13.934	$13.480	$13.258	$13.048
Accumulation Unit Value at end of period	$15.885	$15.026	$15.378	$14.335	$13.843	$13.181	$12.264	$13.934	$13.480	$13.258
Number of Accumulation Units outstanding at end of period (in thousands)	176	265	418	557	768	1,058	995	937	892	782
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$15.026	$15.378	$14.335	$13.843	$13.181	$12.264	$13.934	$13.480	$13.258	$13.048
Accumulation Unit Value at end of period	$15.885	$15.026	$15.378	$14.335	$13.843	$13.181	$12.264	$13.934	$13.480	$13.258
Number of Accumulation Units outstanding at end of period (in thousands)	176	265	418	557	768	1,058	995	937	892	782
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$14.668	$15.049	$14.064	$13.615	$12.996	$12.123	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.468	$14.668	$15.049	$14.064	$13.615	$12.996	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	102	125	141	127	126	114	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$14.595	$14.982	$14.008	$13.567	$12.957	$12.092	$13.780	$13.371	$13.190	$13.008
Accumulation Unit Value at end of period	$15.383	$14.595	$14.982	$14.008	$13.567	$12.957	$12.092	$13.780	$13.371	$13.190
Number of Accumulation Units outstanding at end of period (in thousands)	198	238	332	450	592	756	759	1,038	1,046	960
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$12.275	$12.632	$11.841	$11.497	$11.007	$10.299	$—	$—	$—	$—
Accumulation Unit Value at end of period	$12.906	$12.275	$12.632	$11.841	$11.497	$11.007	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	110	120	114	89	66	12	—	—	—	—

103

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Emerging Market Debt Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779	$16.088
Accumulation Unit Value at end of period	$26.420	$26.056	$28.986	$24.944	$23.657	$21.882	$17.059	$20.367	$19.407	$17.779
Number of Accumulation Units outstanding at end of period (in thousands)	14	23	32	41	45	45	41	48	62	57
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$25.392	$28.304	$24.405	$23.192	$21.495	$16.791	$20.087	$19.179	$17.605	$15.951
Accumulation Unit Value at end of period	$25.695	$25.392	$28.304	$24.405	$23.192	$21.495	$16.791	$20.087	$19.179	$17.605
Number of Accumulation Units outstanding at end of period (in thousands)	6	11	12	16	23	21	25	26	27	24
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$29.012	$32.372	$27.941	$26.579	$24.659	$19.281	$23.090	$22.068	$20.277	$18.384
Accumulation Unit Value at end of period	$29.329	$29.012	$32.372	$27.941	$26.579	$24.659	$19.281	$23.090	$22.068	$20.277
Number of Accumulation Units outstanding at end of period (in thousands)	5	8	9	10	11	10	11	10	9	11
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$28.272	$31.609	$27.337	$26.057	$24.223	$18.978	$22.773	$21.808	$20.078	$18.229
Accumulation Unit Value at end of period	$28.524	$28.272	$31.609	$27.337	$26.057	$24.223	$18.978	$22.773	$21.808	$20.078
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	24	31	47	51	35	36	38	28
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$28.272	$31.609	$27.337	$26.057	$24.223	$18.978	$22.773	$21.808	$20.078	$18.229
Accumulation Unit Value at end of period	$28.524	$28.272	$31.609	$27.337	$26.057	$24.223	$18.978	$22.773	$21.808	$20.078
Number of Accumulation Units outstanding at end of period (in thousands)	11	14	24	31	47	51	35	36	38	28
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$27.604	$30.939	$26.825	$25.632	$23.888	$18.763	$—	$—	$—	$—
Accumulation Unit Value at end of period	$27.780	$27.604	$30.939	$26.825	$25.632	$23.888	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	6	6	8	7	8	18	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$27.466	$30.800	$26.718	$25.543	$23.816	$18.716	$22.525	$21.636	$19.980	$18.175
Accumulation Unit Value at end of period	$27.628	$27.466	$30.800	$26.718	$25.543	$23.816	$18.716	$22.525	$21.636	$19.980
Number of Accumulation Units outstanding at end of period (in thousands)	16	20	29	34	56	65	63	75	80	63
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$15.437	$17.354	$15.092	$14.464	$13.520	$10.651	$—	$—	$—	$—
Accumulation Unit Value at end of period	$15.489	$15.437	$17.354	$15.092	$14.464	$13.520	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	15	16	17	11	10	—	—	—	—	—

104

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Emerging Markets Equity Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968	$9.705
Accumulation Unit Value at end of period	$17.747	$18.862	$19.345	$16.371	$20.321	$17.331	$10.358	$24.241	$17.520	$12.968
Number of Accumulation Units outstanding at end of period (in thousands)	24	35	49	71	90	95	114	130	164	100
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$18.381	$18.890	$16.018	$19.921	$17.024	$10.195	$23.908	$17.314	$12.841	$9.623
Accumulation Unit Value at end of period	$17.260	$18.381	$18.890	$16.018	$19.921	$17.024	$10.195	$23.908	$17.314	$12.841
Number of Accumulation Units outstanding at end of period (in thousands)	12	15	17	18	34	33	31	41	33	33
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$23.466	$24.139	$20.489	$25.509	$21.821	$13.080	$30.705	$22.258	$16.524	$12.392
Accumulation Unit Value at end of period	$22.013	$23.466	$24.139	$20.489	$25.509	$21.821	$13.080	$30.705	$22.258	$16.524
Number of Accumulation Units outstanding at end of period (in thousands)	6	9	14	17	21	29	36	40	45	30
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$22.867	$23.571	$20.047	$25.008	$21.435	$12.875	$30.283	$21.996	$16.362	$12.287
Accumulation Unit Value at end of period	$21.408	$22.867	$23.571	$20.047	$25.008	$21.435	$12.875	$30.283	$21.996	$16.362
Number of Accumulation Units outstanding at end of period (in thousands)	23	29	37	55	76	90	67	83	60	42
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.867	$23.571	$20.047	$25.008	$21.435	$12.875	$30.283	$21.996	$16.362	$12.287
Accumulation Unit Value at end of period	$21.408	$22.867	$23.571	$20.047	$25.008	$21.435	$12.875	$30.283	$21.996	$16.362
Number of Accumulation Units outstanding at end of period (in thousands)	23	29	37	55	76	90	67	83	60	42
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$22.323	$23.067	$19.667	$24.596	$21.135	$12.726	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.846	$22.323	$23.067	$19.667	$24.596	$21.135	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	22	21	19	13	19	17	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$22.212	$22.964	$19.589	$24.510	$21.072	$12.694	$29.949	$21.819	$16.279	$12.249
Accumulation Unit Value at end of period	$20.732	$22.212	$22.964	$19.589	$24.510	$21.072	$12.694	$29.949	$21.819	$16.279
Number of Accumulation Units outstanding at end of period (in thousands)	17	26	36	47	81	102	104	123	125	94
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$18.469	$19.142	$16.370	$20.533	$17.697	$10.688	$—	$—	$—	$—
Accumulation Unit Value at end of period	$17.196	$18.469	$19.142	$16.370	$20.533	$17.697	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	10	5	5	7	5	2	—	—	—	—

105

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Franchise Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992	$14.130
Accumulation Unit Value at end of period	$28.922	$28.092	$23.831	$20.928	$19.481	$17.340	$13.586	$19.408	$17.946	$14.992
Number of Accumulation Units outstanding at end of period (in thousands)	24	29	48	68	65	72	67	110	110	78
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$27.499	$23.375	$20.568	$19.185	$17.110	$13.432	$19.227	$17.814	$14.912	$14.074
Accumulation Unit Value at end of period	$28.255	$27.499	$23.375	$20.568	$19.185	$17.110	$13.432	$19.227	$17.814	$14.912
Number of Accumulation Units outstanding at end of period (in thousands)	10	15	17	28	27	30	50	54	57	42
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$27.207	$23.150	$20.391	$19.038	$16.997	$13.357	$19.138	$17.749	$14.873	$14.045
Accumulation Unit Value at end of period	$27.927	$27.207	$23.150	$20.391	$19.038	$16.997	$13.357	$19.138	$17.749	$14.873
Number of Accumulation Units outstanding at end of period (in thousands)	20	49	60	86	107	129	140	154	136	53
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793	$13.989
Accumulation Unit Value at end of period	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793
Number of Accumulation Units outstanding at end of period (in thousands)	56	71	116	170	193	217	254	299	312	254
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793	$13.989
Accumulation Unit Value at end of period	$27.283	$26.633	$22.707	$20.041	$18.749	$16.772	$13.206	$18.960	$17.620	$14.793
Number of Accumulation Units outstanding at end of period (in thousands)	56	71	116	170	193	217	254	299	312	254
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$25.932	$22.165	$19.611	$18.393	$16.494	$13.020	$—	$—	$—	$—
Accumulation Unit Value at end of period	$26.499	$25.932	$22.165	$19.611	$18.393	$16.494	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	25	22	21	22	18	14	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$25.803	$22.065	$19.533	$18.328	$16.445	$12.988	$18.703	$17.433	$14.680	$13.910
Accumulation Unit Value at end of period	$26.354	$25.803	$22.065	$19.533	$18.328	$16.445	$12.988	$18.703	$17.433	$14.680
Number of Accumulation Units outstanding at end of period (in thousands)	67	82	104	133	225	302	362	458	473	442
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$20.459	$17.539	$15.565	$14.641	$13.170	$10.427	$—	$—	$—	$—
Accumulation Unit Value at end of period	$20.843	$20.459	$17.539	$15.565	$14.641	$13.170	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	39	37	56	43	—	—	—	—	—

106

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Global Infrastructure Portfolio (b)
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$10.699	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.456	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	111	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.694	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.435	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	16	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$10.691	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.424	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	2	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$10.686	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.404	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	—	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.686	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.404	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	14	—	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$10.679	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$11.373	$—	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	5	—	—	—	—	—	—	—	—	—

107

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$13.100	$11.220	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.690	$13.100	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	330	440	—	—	—	—	—	—	—	—
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.086	$11.216	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.649	$13.086	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	88	94	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$13.080	$11.214	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.628	$13.080	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	96	129	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$13.066	$11.209	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.587	$13.066	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	299	—	—	—	—	—	—	—	—
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.066	$11.209	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.587	$13.066	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	143	299	—	—	—	—	—	—	—	—
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.050	$11.203	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.536	$13.050	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	124	131	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$13.046	$11.202	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.526	$13.046	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	136	226	—	—	—	—	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$13.030	$11.197	$—	$—	$—	$—	$—	$—	$—	$—
Accumulation Unit Value at end of period	$13.475	$13.030	$—	$—	$—	$—	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	93	90	—	—	—	—	—	—	—	—

108

Sub-Account	As of December 31,
	2014	2013	2012	2011	2010	2009	2008	2007	2006	2005
UIF Small Company Growth Portfolio
Without Any Optional Benefits
Accumulation Unit Value at beginning of period	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501	$10.592
Accumulation Unit Value at end of period	$21.485	$25.320	$15.001	$13.276	$14.763	$11.841	$8.197	$13.969	$13.772	$12.501
Number of Accumulation Units outstanding at end of period (in thousands)	30	38	61	70	79	87	104	106	133	62
With The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.831	$14.741	$13.071	$14.565	$11.706	$8.119	$13.865	$13.697	$12.457	$10.569
Accumulation Unit Value at end of period	$21.029	$24.831	$14.741	$13.071	$14.565	$11.706	$8.119	$13.865	$13.697	$12.457
Number of Accumulation Units outstanding at end of period (in thousands)	9	11	14	23	24	25	26	26	25	20
With MAV/EPB Death Benefit
Accumulation Unit Value at beginning of period	$24.590	$14.613	$12.971	$14.467	$11.639	$8.081	$13.813	$13.659	$12.435	$10.558
Accumulation Unit Value at end of period	$20.804	$24.590	$14.613	$12.971	$14.467	$11.639	$8.081	$13.813	$13.659	$12.435
Number of Accumulation Units outstanding at end of period (in thousands)	21	28	51	63	91	111	127	132	139	62
With MAV/EPB Death Benefit and The Hartford's Principal First Preferred
Accumulation Unit Value at beginning of period	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392	$10.535
Accumulation Unit Value at end of period	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392
Number of Accumulation Units outstanding at end of period (in thousands)	51	73	122	183	217	251	300	297	334	231
With The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392	$10.535
Accumulation Unit Value at end of period	$20.361	$24.116	$14.359	$12.771	$14.273	$11.506	$8.004	$13.710	$13.584	$12.392
Number of Accumulation Units outstanding at end of period (in thousands)	51	73	122	183	217	251	300	297	334	231
With The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$23.535	$14.049	$12.526	$14.034	$11.341	$7.910	$—	$—	$—	$—
Accumulation Unit Value at end of period	$19.821	$23.535	$14.049	$12.526	$14.034	$11.341	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	49	31	37	36	16	5	—	—	—	—
With MAV/EPB Death Benefit and The Hartford's Principal First (50 BPS)
Accumulation Unit Value at beginning of period	$23.421	$13.987	$12.478	$13.987	$11.309	$7.891	$13.556	$13.472	$12.327	$10.501
Accumulation Unit Value at end of period	$19.715	$23.421	$13.987	$12.478	$13.987	$11.309	$7.891	$13.556	$13.472	$12.327
Number of Accumulation Units outstanding at end of period (in thousands)	59	69	118	174	248	318	382	383	418	303
With MAV/EPB Death Benefit and The Hartford's Principal First (75 BPS)
Accumulation Unit Value at beginning of period	$30.554	$18.293	$16.360	$18.384	$14.901	$10.424	$—	$—	$—	$—
Accumulation Unit Value at end of period	$25.656	$30.554	$18.293	$16.360	$18.384	$14.901	$—	$—	$—	$—
Number of Accumulation Units outstanding at end of period (in thousands)	28	26	18	13	8	1	—	—	—	—

(a) Inception date April 28, 2014.